    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998.



                                                       REGISTRATION NO. 33-00628


                                                                        811-4424

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]


      POST-EFFECTIVE AMENDMENT NO. 24                            [X]
REGISTRATION STATEMENT UNDER THE


INVESTMENT COMPANY ACT OF 1940                                   [X]


      AMENDMENT NO. 26                                           [X]


               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                             RONALD A. NYBERG, ESQ.

            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------

                                   COPIES TO:


                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700
                             ---------------------
Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
It is proposed that this filing will become effective:

     [X]  immediately upon filing pursuant to paragraph (b)


     [ ]  on April 30, 1998 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(i)
     [ ]  on (date) pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.




 Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $0.01 per share

================================================================================

                                EXPLANATORY NOTE


     The Van Kampen American Capital Life Investment Trust (the "Trust") currently has ten operating series (each a "Series"). Enclosed herein are six forms of prospectus and one form of statement of additional information. One prospectus contains all ten Series of the Trust, the second prospectus contains eight Series of the Trust, the third prospectus contains two of the Series of the Trust, and the fourth, fifth and sixth prospectuses each contain one Series of the Trust.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

                             CROSS REFERENCE SHEET

                                                              PROSPECTUS CAPTION
FORM N-1A ITEM                                                ------------------
PART A
 1.  Cover Page.................................  Cover Page
 2.  Synopsis...................................  Prospectus Summary
 3.  Condensed Financial Information............  Financial Highlights
 4.  General Description of Registrant..........  Investment Objectives and Policies;
                                                  Investment Practices; The Trust and Its
                                                    Management; Description of Shares of the
                                                    Trust
 5.  Management of the Fund.....................  Investment Practices; The Trust and Its
                                                    Management; Inside Back Cover
 6.  Capital Stock and Other Securities.........  The Trust and Its Management; Purchase of
                                                    Shares; Determination of Net Asset Value;
                                                    Redemption of Shares; Dividends,
                                                    Distributions and Taxes; Description of
                                                    Shares of the Trust; Additional
                                                    Information
 7.  Purchase of Securities Being Offered.......  Purchase of Shares
 8.  Redemption or Repurchase...................  Redemption of Shares
 9.  Pending Legal Proceedings..................  Inapplicable


                                                  STATEMENT OF ADDITIONAL INFORMATION CAPTION
PART B                                            -------------------------------------------
10.  Cover Page.................................  Cover Page
11.  Table of Contents..........................  Table of Contents
12.  General Information and History............  General Information
13.  Investment Objectives and Policies.........  Investment Objectives and Policies;
                                                  Repurchase Agreements; Forward Commitments;
                                                    Depositary Receipts; Options, Futures
                                                    Contracts and Options on Futures
                                                    Contracts; Loans on Portfolio Securities;
                                                    Investment Restrictions; Portfolio
                                                    Turnover
14.  Management of the Fund.....................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreements
15.  Control Persons and Principal Holders of
       Securities...............................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreements
16.  Investment Advisory and Other Services.....  Investment Advisory Agreements;
                                                  Distributor; Transfer Agent; Portfolio
                                                    Transactions and Brokerage; Other
                                                    Information
17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
19.  Purchase, Redemption and Pricing of
       Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                  and Redemption of Shares
20.  Tax Status.................................  Tax Status
21.  Underwriters...............................  Distributor
22.  Calculation of Performance Data............  Portfolio Performance; Money Market
                                                  Portfolio Yield Information
23.  Financial Statements.......................  Report of Independent Accountants;
                                                  Financial Statements; Notes to Financial
                                                    Statements
PART C



     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                                 (800) 421-5666


                                 April 30, 1998



     Van Kampen American Capital Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in ten separate Portfolios (the "Portfolios"), each of which is described herein and offered pursuant to this Prospectus. Each Portfolio is in effect a separate mutual fund. Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from Contract owners ("Contract Owners"). Such allocation rights are further described in the accompanying prospectus for the Contracts. The investment objectives of the ten Portfolios are as follows:

--------------------------------------------------------------------------------

     ASSET ALLOCATION PORTFOLIO (formerly known as Asset Allocation Fund) seeks high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities.

     DOMESTIC INCOME PORTFOLIO (formerly known as the Domestic Strategic Income
     Fund) seeks current income as its primary investment objective. Capital appreciation is a secondary objective, which will be sought only when consistent with its primary investment objective. The Portfolio attempts to achieve these objectives through investment primarily in a diversified portfolio of fixed-income securities. The Portfolio may invest in investment grade securities and lower rated and nonrated securities. LOWER RATED SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") ARE REGARDED BY THE RATING AGENCIES AS PREDOMINANTLY SPECULATIVE WITH RESPECT TO THE ISSUER'S CONTINUING ABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS.

     EMERGING GROWTH PORTFOLIO (formerly known as the Emerging Growth Fund) seeks capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by Van Kampen American Capital Asset Management, Inc. (the "Adviser") to be emerging growth companies.

     ENTERPRISE PORTFOLIO (formerly known as the Common Stock Fund) seeks capital appreciation through investments believed by the Adviser to have above average potential for capital appreciation.

     GLOBAL EQUITY PORTFOLIO (formerly Global Equity Fund) seeks long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States.

     GOVERNMENT PORTFOLIO (formerly known as the Government Fund) seeks to provide investors with a high current return consistent with preservation of capital. The Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In order to hedge against changes in interest rates, the Portfolio may also purchase or sell options and engage in transactions involving interest rate futures contracts and options on such contracts.

     GROWTH AND INCOME PORTFOLIO (formerly known as the Growth and Income Fund) seeks long-term growth of capital and income. The Portfolio invests principally in income-producing equity securities, including common stocks and convertible securities. Investments are also made in non-convertible preferred stocks and debt securities.

     MONEY MARKET PORTFOLIO (formerly known as the Money Market Fund) seeks protection of capital and high current income through investments in money market instruments. INVESTMENTS IN THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

     MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO (formerly known as the Real Estate Securities Fund) seeks as its primary investment objective long-term growth of capital. Current income is a secondary consideration. The Portfolio seeks to achieve its objectives by investing principally in securities of companies operating in the real estate industry ("Real Estate Securities"). A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts.



     STRATEGIC STOCK PORTFOLIO seeks to provide investors with an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the Dow Jones Industrial Average (the "DJIA") or in the Morgan Stanley Capital International USA Index (the "MSCI Index"). Subject to the Portfolio's other investment policies and restrictions, the Portfolio attempts to achieve its investment objective by investing primarily in a portfolio of actively traded equity securities comprised of (i) high dividend yield stocks periodically selected from the companies included in the DJIA and (ii) high dividend yield stocks periodically selected from a pre-screened subset of the companies included in the MSCI Index. A security's dividend yield is a primary factor in the security selection process. The MSCI Index is the property of Morgan Stanley Capital International ("MSCI"). MSCI has granted a license for use by the Trust of the MSCI Index and related trademarks and tradenames. The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Strategic Stock Portfolio a license to use the DJIA. Neither MSCI nor Dow Jones & Company, Inc. has participated in any way in the creation of the Strategic Stock Portfolio or in the selection of the stocks included in such Portfolio and neither has approved any information herein relating thereto. Shares of the Strategic Stock Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA or the MSCI Index, and it is expected that their prices will not parallel or correlate with such movements.



     There is no assurance that any Portfolio will achieve its investment objective.


--------------------------------------------------------------------------------


     This Prospectus tells Contract Owners briefly the information they should know before allocating premiums or cash value to a Portfolio. Investors should read and retain this Prospectus for future reference.


     THE SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



     A Statement of Additional Information dated April 30, 1998 containing additional information about the Trust and the Portfolios is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

CUSTODIAN:           State Street Bank and Trust
                     Company
                     225 Franklin Street
                     Boston, Massachusetts 02110

SHAREHOLDER          ACCESS Investor Services, Inc.
SERVICE AGENT:       P.O. Box 418256
                     Kansas City, Missouri 64141-9256
DISTRIBUTOR:         Van Kampen American Capital
                     Distributors, Inc.
                     One Parkview Plaza
                     Oakbrook Terrace, Illinois 60181

INVESTMENT           Van Kampen American Capital
ADVISER:             Asset Management, Inc.
                     One Parkview Plaza
                     Oakbrook Terrace, Illinois 60181

INVESTMENT           Morgan Stanley Asset
SUBADVISER           Management Inc.
(FOR GLOBAL          1221 Avenue of the Americas
EQUITY PORTFOLIO):   New York, New York 10020

                               TABLE OF CONTENTS


                                           Page
Prospectus Summary.......................    4
Financial Highlights.....................    9
Introduction.............................   19
Investment Objectives and Policies.......   19
  Asset Allocation Portfolio.............   19
  Domestic Income Portfolio..............   20
  Emerging Growth Portfolio..............   23
  Enterprise Portfolio...................   24
  Global Equity Portfolio................   24
  Government Portfolio...................   27
  Growth and Income Portfolio............   31
  Money Market Portfolio.................   31



                                           Page
  Real Estate Securities Portfolio.......   32
  Strategic Stock Portfolio..............   34
Investment Practices.....................   37
The Trust and Its Management.............   43
Purchase of Shares.......................   48
Determination of Net Asset Value.........   49
Redemption of Shares.....................   49
Dividends, Distributions and Taxes.......   49
Portfolio Performance....................   51
Description of Shares of the Trust.......   53
Additional Information...................   53
Appendix.................................   54


     No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust to make such an offer in such jurisdiction.

                               PROSPECTUS SUMMARY


Shares Offered..........Shares of Beneficial Interest in ten Portfolios: the
                        Asset Allocation Portfolio, the Domestic Income Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Global Equity Portfolio, the Government Portfolio, the Growth and Income Portfolio, the Money Market Portfolio, the Morgan Stanley Real Estate Securities Portfolio (the "Real Estate Securities Portfolio") and the Strategic Stock Portfolio (collectively, the "Portfolios"), each of which is a separate portfolio of the Van Kampen American Capital Life Investment Trust (the "Trust").


Type of Company.........Diversified, open-end management investment company.


Investment Objectives...The Asset Allocation Portfolio seeks high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. The Domestic Income Portfolio seeks current income as its primary investment objective; capital appreciation is a secondary objective, which will be sought only when consistent with its primary investment objective. The Emerging Growth Portfolio seeks capital appreciation by investing in a portfolio of securities consisting principally of common stock of small and medium sized companies considered by the Van Kampen American Capital Asset Management, Inc. (the "Adviser") to be emerging growth companies. The Enterprise Portfolio seeks capital appreciation through investments in securities believed by the Adviser to have above average potential for capital appreciation. The Global Equity Portfolio seeks long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The Government Portfolio seeks high current return consistent with preservation of capital. The Growth and Income Portfolio seeks long-term growth of capital and income. The Money Market Portfolio seeks protection of capital and high current income through investments in money market investments. The Real Estate Securities Portfolio seeks long-term growth of capital as its primary investment objective; current income is a secondary consideration. The Strategic Stock Portfolio seeks above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the DJIA or in the MSCI Index. There can be no assurance that any Portfolio will achieve its investment objective.


Investment Policies and
  Risk Factors..........The Asset Allocation Portfolio may, at various times, be substantially invested in equity securities, bonds and notes or money market securities, based upon the Adviser's evaluation of economic and market trends and anticipated relative return available from a particular kind of security. Because prices of securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. Use of options, futures contracts and options on futures contracts may include additional risk. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

                        The Domestic Income Portfolio invests in a diversified portfolio of fixed-income securities. The Portfolio expects that at all times at least 80% of its assets will be invested in fixed-income securities rated at the time of purchase B or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), nonrated debt securities believed by the Adviser to be of comparable quality and U.S. Government securities. Securities rated BB or lower are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Such securities are commonly referred to as "junk bonds." Because investment in lower rated securities involves greater investment risk, achievement of the Portfolio's investment objectives may be more dependent on the Adviser's credit analysis than would be the case if the Portfolio were investing in higher rated securities. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities and thus be subject to higher risk. A projection of an economic downturn, for example, could cause a decline in lower rated securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Portfolio's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term interest rates fall. The above risks may be increased by investments in debt securities not producing immediate cash income, such as zero-coupon and pay-in-kind securities. See "Investment Objectives and Policies."


                        The Emerging Growth Portfolio under normal market conditions invests at least 65% of its total assets in common stocks of small and medium sized companies (less than $2 billion of market capitalization or annual sales), both domestic and foreign, considered by the Adviser to be emerging growth companies. The companies in which the Portfolio invests may offer greater opportunities for growth of capital than larger, more established companies, but investments in such companies may involve special risks. See "Investment Objectives and Policies" and "Investment Practices -- Foreign Securities." The use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


                        The Enterprise Portfolio invests principally in common stocks of companies which, in the judgment of the Adviser, have above average potential for capital appreciation. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. Use of options, futures contracts and options on futures contracts may include additional risk. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

                        The Global Equity Portfolio invests in an internationally diversified portfolio of equity securities of companies of any nation including the United States. See "Investment Objectives and Policies." Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Related Options."

                        The Government Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Portfolio may sell (write) and purchase call and put options. The

                        Portfolio also may purchase and sell interest rate futures contracts and options on such contracts since such transactions are entered into for bona fide hedging purposes. The Portfolio may purchase or sell U.S. Government securities on a forward commitment basis. The market prices of debt securities, including U.S. Government securities, generally fluctuate with changes in interest rates so that the Portfolio's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term interest rates fall. See "Investment Objectives and
                        Policies -- Government Portfolio -- General."

                        The Growth and Income Portfolio invests principally in income-producing equity securities including common stock and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities. Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

                        The Money Market Portfolio invests in money market instruments.

                        The Real Estate Securities Portfolio invests in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's or BBB by S&P, a comparable rating by any other nationally recognized statistical rating organization or if unrated, determined by the Adviser to be of comparable quality. Under normal market conditions, the Portfolio may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments. Because of the Portfolio's policy of concentrating its investments in Real Estate Securities, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry. In addition, the Portfolio will be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities (and, to a lesser degree, equity securities) held by the Portfolio; the market value of such securities tends to have an inverse relationship to the movement of interest rates. For additional information regarding the risk connected with investment in Real Estate Securities, see "Investment Objectives and Policies -- Real Estate Securities Portfolio -- Risk Factors." The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. See "Investment Practices -- Foreign Securities." The Portfolio may purchase or sell debt securities on a forward commitment basis. See "Investment
                        Practices -- Forward Commitments." The Portfolio may use portfolio management techniques and strategies involving options, futures contracts and options on futures. The utilization of options, futures contracts and options on futures contracts may involve greater than ordinary risks and the likelihood of more volatile price fluctuation. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


                        The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI Index. The Portfolio initially invested approximately equally in 20 securities identified by the Adviser based on the Portfolio's strategic stock selection policies as described below in the following manner (the "Strategic Selection Policies"). The ten highest dividend yielding securities in the DJIA are identified for investment. In addition, all companies having securities in the MSCI Index are reviewed by the Adviser and securities of companies in the financial or utility sectors and of companies having securities included in the DJIA are excluded. The remaining pool of MSCI Index securities is further evaluated and securities of companies that do not have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth are excluded. The Adviser also excludes MSCI Index securities that are in the bottom 25% of all MSCI Index securities measured in terms of total annual trading volume. MSCI Index securities of the remaining companies are ranked by dividend yield, and the ten highest-yielding such MSCI Index securities are identified for investment. The 20 securities so identified (the "Strategic Securities") represented the Portfolio's initial investments. The Adviser periodically employs the same Strategic Selection Policies to identify a new list of 20 Strategic Securities and reviews and adjusts a portion or all of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 Strategic Securities. In this manner, the Adviser expects that each security in the Portfolio will be reviewed and potentially adjusted approximately annually. Application of the Strategic Selection Policies will be subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify to be treated for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or in order to comply with requirements of the Investment Company Act of 1940, as amended (the "1940 Act") (such as investment diversification requirements and industry concentration limitations). In addition, the Adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. Although each new list of Strategic Securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Adviser expects that the number of securities held by the Portfolio will over time increase and that the Portfolio may at times hold forty or more different securities. Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Adviser. As a result, the adverse financial condition of a company will not result in its elimination from the Portfolio, except under extraordinary circumstances. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield (calculated based on the current stock price and the annualized most recent dividend payment amount) of certain securities that the Portfolio may acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Adviser generally will not take these considerations into account in implementing the Strategic Selection Policies. Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


Redemption..............At the net asset value next determined after the
                        Portfolio receives a redemption request.

Investment Adviser......Van Kampen American Capital Asset Management, Inc. (the
                        "Adviser") is the investment adviser for each Portfolio. Morgan Stanley Asset Management Inc. (the "Subadviser") provides subadvisory services to the Adviser with respect to the Global Equity Portfolio.

Distributor.............Van Kampen American Capital Distributors, Inc. (the
                        "Distributor") distributes each Portfolio's shares.


Dividends and
  Distributions.........Dividends from net investment income are declared each business day for the Money Market Portfolio and the Government Portfolio. Such dividends are distributed monthly. The Government Portfolio may distribute any net short-term capital gains and any net long-term capital gains at least annually. The Asset Allocation Portfolio, Domestic Income Portfolio, Emerging Growth Portfolio, the Enterprise Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio declare dividends and any capital gains distributions annually.


  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charges by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


ASSET ALLOCATION PORTFOLIO


                                                                       YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------------------------------------------
                                     1997      1996      1995      1994     1993      1992     1991     1990      1989      1988
                                    -------   -------   -------   ------   -------   ------   ------   -------   -------   ------
Net Asset Value, Beginning of the
  Period..........................  $11.352   $ 11.64   $  9.99   $11.80   $ 11.92   $12.08   $10.43   $ 10.77   $  9.67   $ 9.56
                                    -------   -------   -------   ------   -------   ------   ------   -------   -------   ------
  Net Investment Income...........     .513      .482       .48      .45       .29      .37      .47       .52       .59      .61
  Net Realized and Unrealized
    Gain/Loss.....................    1.897     1.083    2.6425     (.89)    .6025     .493     2.27     (.325)     1.13    .1125
                                    -------   -------   -------   ------   -------   ------   ------   -------   -------   ------
Total From Investment
  Operations......................    2.410     1.565    3.1225     (.44)    .8925     .863     2.74      .195      1.72    .7225
                                    -------   -------   -------   ------   -------   ------   ------   -------   -------   ------
LESS:
  Distributions from Net
    Investment Income.............     .518      .478     .4775      .45     .2925    .3689    .4825      .535      .595    .6125
  Distributions from Net Realized
    Gain..........................    1.334     1.375      .995      .90       .63    .6541    .6075        --      .025
  Distributions in Excess of Net
    Realized Gain.................       --        --        --      .02       .09       --       --        --        --       --
                                    -------   -------   -------   ------   -------   ------   ------   -------   -------   ------
Total Distributions...............    1.852     1.853    1.4725     1.37    1.0125    1.023     1.09      .535       .62    .6125
                                    -------   -------   -------   ------   -------   ------   ------   -------   -------   ------
Net Asset Value, End of the
  Period..........................  $11.910   $11.352   $ 11.64   $ 9.99   $ 11.80   $11.92   $12.08   $ 10.43   $ 10.77   $ 9.67
                                    =======   =======   =======   ======   =======   ======   ======   =======   =======   ======
Total Return*.....................   21.81%    13.87%    31.36%   (3.66%)    7.71%    7.28%   27.05%     1.89%    17.82%    7.56%
Net Assets at End of the Period
  (In millions)...................  $  63.3   $  63.9   $  63.0   $ 56.6   $  64.9   $ 59.6   $ 52.2   $  40.3   $  40.5   $ 31.4
Ratio of Expenses to Average Net
  Assets*.........................     .60%      .60%      .60%     .60%      .60%     .60%     .60%      .60%      .60%     .60%
Ratio of Net Investment Income to
  Average Net Assets*.............    3.86%     3.78%     3.85%    3.70%     2.34%    3.05%    4.12%     4.70%     5.93%    6.36%
Portfolio turnover................      58%      118%      124%     163%      150%     126%      88%       46%       50%      48%
Average Commission Paid Per Equity
  Share Traded(1).................  $ .0602   $ .0561        --       --        --       --       --        --        --       --
*If certain expenses had not been
 assumed by the Adviser, Total
 Return would have been lower and
 the ratios would have been as
 follows:
Ratio of Expenses to Average Net
  Assets..........................     .71%      .81%      .74%     .72%      .74%     .77%     .80%      .80%      .86%     .90%
Ratio of Net Investment Income to
  Average Net Assets..............    3.75%     3.57%     3.71%    3.58%     2.20%    2.88%    3.92%     4.50%     5.67%    6.06%


---------------------

(1) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


DOMESTIC INCOME PORTFOLIO


                                                                    YEAR ENDED DECEMBER 31,
                                   ------------------------------------------------------------------------------------------
                                    1997     1996     1995      1994     1993     1992     1991     1990     1989      1988
PER SHARE OPERATING PERFORMANCE    -------  -------  -------  --------  -------  -------  -------  -------  -------  --------
Net Asset Value, Beginning of the
  Period.........................  $ 8.008  $  8.21  $  7.35  $   8.58  $  8.00  $  7.74  $  6.98  $  8.64  $ 10.96  $  10.15
                                   -------  -------  -------  --------  -------  -------  -------  -------  -------  --------
  Net Investment Income..........     .704     .755      .71       .85      .72      .69     .685    1.035    1.725       .62
  Net Realized and Unrealized
    Gain/Loss....................     .252    (.212)   .8525   (1.2275)   .5825    .2725    .7525    (1.64)   (2.31)    .8975
                                   -------  -------  -------  --------  -------  -------  -------  -------  -------  --------
Total from Investment
  Operations.....................     .956     .543   1.5625    (.3775)  1.3025    .9625   1.4375    (.605)   (.585)   1.5175
                                   -------  -------  -------  --------  -------  -------  -------  -------  -------  --------
  Distributions from Net
    Investment Income............     .712     .745    .7025     .8525    .7225    .7025    .6775    1.055    1.725       .61
  Distributions from Net Realized
    Gain.........................       --       --       --        --       --       --       --       --      .01     .0975
                                   -------  -------  -------  --------  -------  -------  -------  -------  -------  --------
Total Distributions..............     .712     .745    .7025     .8525    .7225    .7025    .6775    1.055    1.735     .7075
                                   -------  -------  -------  --------  -------  -------  -------  -------  -------  --------
Net Asset Value, End of the
  Period.........................  $ 8.252  $ 8.008  $  8.21  $   7.35  $  8.58  $  8.00  $  7.74  $  6.98  $  8.64  $  10.96
                                   =======  =======  =======  ========  =======  =======  =======  =======  =======  ========

Total Return*....................   11.90%    6.68%   21.37%    (4.33%)  16.32%   12.50%   21.23%   (7.23%)  (5.44%)   14.95%
Net Assets at End of the Period
  (In millions)..................  $  17.2  $  19.8  $  26.6  $   21.3  $  27.4  $  21.1  $  17.4  $   6.3  $   8.1  $    8.1
Ratio of Expenses to Average Net
  Assets*........................     .60%     .60%     .60%      .60%     .60%     .60%     .60%     .60%     .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*............    7.74%    7.97%    8.11%     8.35%    7.80%    8.89%    9.72%   11.99%   12.92%    10.88%

Portfolio Turnover...............      78%      77%      54%       94%     130%     117%      90%     123%      56%       44%
*If certain expenses had not been
 assumed by the Adviser, Total
 Return would have been lower and
 the ratios would have been as
 follows:
Ratio of Expenses to Average Net
  Assets.........................    1.05%    1.29%     .93%      .95%     .95%     .95%     .95%     .95%     .95%      .95%
Ratio of Net Investment Income to
  Average Net Assets.............    7.29%    7.28%    7.78%     8.00%    7.40%    8.54%    9.37%   11.64%   12.57%    10.53%

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last three fiscal periods) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


EMERGING GROWTH PORTFOLIO


                                                                      YEAR ENDED                  JULY 3, 1995
                                                                     DECEMBER 31,               (COMMENCEMENT OF
                                                              ---------------------------   INVESTMENT OPERATIONS) TO
                                                                  1997           1996           DECEMBER 31, 1995
                                                              ------------   ------------   -------------------------
Net Asset Value, Beginning of the Period....................    $13.660        $ 11.72               $ 10.00
                                                                -------        -------               -------
  Net Investment Loss.......................................      (.007)         (.016)                 (.08)
  Net Realized and Unrealized Gain..........................      2.797          1.956                  1.80
                                                                -------        -------               -------
Total from Investment Operations............................      2.790          1.940                  1.72
                                                                -------        -------               -------
Net Asset Value, End of the Period..........................    $16.450        $13.660               $ 11.72
                                                                =======        =======               =======
Total Return*...............................................     20.42%         16.55%                17.20%(1)
Net Assets at End of the Period (In millions)...............    $  10.5        $   5.2               $   2.3
Ratio of Expenses to Average Net Assets*....................       .85%           .85%                 2.50%
Ratio of Net Investment Loss to Average Net Assets*.........      (.11%)         (.17%)               (1.45%)
Portfolio Turnover..........................................       116%           102%                   41%(1)
Average Commission Per Equity Share Traded(2)...............    $ .0502        $ .0470             --
*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................      2.14%          3.28%                 5.40%
Ratio of Net Investment Loss to Average Net Assets..........     (1.40%)        (2.60%)               (4.35%)


-------------------------
(1) Non-Annualized

(2) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


ENTERPRISE PORTFOLIO


                                                                        YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------------------
                                        1997      1996      1995     1994     1993     1992     1991     1990     1989     1988
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Net Asset Value, Beginning of the
  Period.............................  $16.262    $14.69   $12.39   $14.57   $14.21   $13.44   $10.09   $11.30    $8.70     $7.97
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
  Net Investment Income..............     .091      .113      .32      .25      .21      .23     .265     .395      .40       .32
  Net Realized and Unrealized
    Gain/Loss........................    4.734     3.417     4.22   (.7625)  1.0325      .77     3.37    (1.17)    2.57      .765
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Total from Investment Operations.....    4.825     3.530     4.54   (.5125)  1.2425     1.00    3.635    (.775)    2.97     1.085
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Less:
  Distributions from Net Investment
    Income...........................     .096      .109    .3175      .25     .215      .23     .285     .435      .37       .30
  Distributions from Net Realized
    Gain.............................    2.885     1.849   1.9225   1.4175    .6675      -0-      -0-      -0-      -0-      .055
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Total Distributions..................    2.981     1.958     2.24   1.6675    .8825      .23     .285     .435      .37      .355
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Net Asset Value, End of the Period...  $18.106   $16.262   $14.69   $12.39   $14.57   $14.21   $13.44   $10.09   $11.30     $8.70
                                       =======   =======   ======   ======   ======   ======   ======   ======   ======   =======
Total Return*........................   30.66%    24.80%   36.98%   (3.39%)   8.98%    7.48%   36.41%   (6.84%)  34.23%    13.61%
Net Assets at End of the Period (In
  millions)..........................    $98.7     $84.8    $76.0    $67.5    $72.3    $65.6    $57.8    $27.2    $31.8     $24.0
Ratio of Expenses to Average Net
  Assets*............................     .60%      .60%     .60%     .60%     .60%     .60%     .60%     .60%     .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*................     .47%      .68%    2.06%    1.72%    1.41%    1.78%    2.33%    3.64%    3.74%     3.13%
Portfolio Turnover...................      82%      152%     145%     153%     139%     116%      95%     122%      86%       63%
Average Commission Paid per Equity
  Share Traded(1)....................   $.0566    $.0435       --       --       --       --       --       --       --        --
*If certain expenses had not been
 assumed by the Adviser. Total Return
 would have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................     .66%      .75%     .68%     .68%     .72%     .74%     .90%     .93%     .93%      .95%
Ratio of Net Investment Income to
  Average Net Assets.................     .41%      .53%    1.98%    1.64%    1.29%    1.64%    2.03%    3.31%    3.41%     2.78%


---------------------

(1)Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last three fiscal periods) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


GLOBAL EQUITY PORTFOLIO


                                                                      YEAR ENDED                  JULY 3, 1995
                                                                     DECEMBER 31,               (COMMENCEMENT OF
                                                              ---------------------------   INVESTMENT OPERATIONS) TO
                                                                  1997           1996           DECEMBER 31, 1995
                                                              ------------   ------------   -------------------------
Net Asset Value, Beginning of the Period....................    $11.658        $ 10.30               $ 10.00
                                                                -------        -------               -------
  Net Investment Income/Loss................................       .110           .035                  (.16)
  Net Realized and Unrealized Gain..........................      1.696          1.687                   .46
                                                                -------        -------               -------
Total from Investment Operations............................      1.806          1.722                   .30
                                                                -------        -------               -------
Less:
  Distributions from and in Excess of Net Investment
     Income.................................................       .106           .188                    --
  Distributions from Net Realized Gain......................      2.354           .176                    --
                                                                -------        -------               -------
Total Distributions.........................................      2.460           .364                    --
                                                                -------        -------               -------
Net Asset Value, End of the Period..........................    $11.004        $11.658               $ 10.30
                                                                =======        =======               =======
Total Return*...............................................     15.85%         16.72%                 3.00%**
Net Assets at End of the Period (In millions)...............    $   3.0        $   2.5               $   2.4
Ratio of Expenses to Average Net Assets*....................      1.20%          1.20%                 4.35%
Ratio of Net Investment Income/Loss to Average Net
  Assets*...................................................       .76%           .27%                (2.76%)
Portfolio Turnover..........................................       132%            94%                   42%**
Average Commission Rate per Equity Share Traded(1)..........    $ .0574        $ .0245                    --
*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................      6.78%          7.43%                 8.27%
Ratio of Net Investment Loss to Average Net Assets..........     (4.82%)        (5.96%)               (6.68%)


---------------------
** Non-Annualized.

(1) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


GOVERNMENT PORTFOLIO


                                                      YEAR ENDED DECEMBER 31,
                      ----------------------------------------------------------------------------------------
                       1997     1996     1995     1994     1993      1992     1991     1990     1989     1988
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Net Asset Value,
  Beginning of the
  Period............  $8.666   $ 9.06   $ 8.28   $ 9.26   $  9.13   $ 9.29   $ 8.70   $ 8.80   $ 8.48   $ 8.68
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
  Net Investment
    Income..........    .566     .569      .60      .56       .57     .665      .74     .785      .84      .88
  Net Realized and
    Unrealized
    Gain/Loss.......    .231    (.388)     .78    (.985)     .135   (.1575)     .60    (.105)    .325    (.215)
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Total from
  Investment
  Operations........    .797     .181     1.38    (.425)     .705    .5075     1.34      .68    1.165     .665
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Less Distributions
  from and in Excess
  of Net Investment
  Income............    .543     .575      .60     .555      .575    .6675      .75      .78     .845     .865
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Net Asset Value, End
  of the Period.....  $8.920   $8.666   $ 9.06   $ 8.28   $  9.26   $ 9.13   $ 9.29   $ 8.70   $ 8.80   $ 8.48
                      ======   ======   ======   ======   =======   ======   ======   ======   ======   ======

Total Return*.......   9.61%    2.12%   17.17%   (4.63%)    7.86%    5.73%   16.23%    8.31%   14.31%    6.74%
Net Assets at End of
  the Period (In
  millions).........  $ 52.6   $ 57.3   $ 67.0   $ 65.5   $  80.6   $ 74.8   $ 77.0   $ 73.2   $ 81.2   $ 90.6
Ratio of Expenses to
  Average Net
  Assets*...........    .60%     .60%     .60%     .60%      .60%     .60%     .60%     .60%     .60%     .60%
Ratio of Net
  Investment Income
  to Average Net
  Assets*...........   6.51%    6.56%    6.89%    6.71%     6.45%    7.29%    8.37%    9.19%    9.56%    9.29%

Portfolio
  Turnover..........    119%     143%     164%     192%       91%      36%      57%     164%      42%      88%
*If certain expenses
 had not been
 assumed by the
 Adviser, Total
 Return would have
 been lower and the
 ratios would have
 been as follows:
Ratio of Expenses to
  Average Net
  Assets............    .74%     .80%     .72%     .70%      .70%     .70%     .70%     .69%     .66%     .64%
Ratio of Net
  Investment Income
  to Average Net
  Assets............   6.37%    6.36%    6.77%    6.61%     6.35%    7.19%    8.27%    9.10%    9.50%    9.25%

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last two fiscal periods) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



GROWTH AND INCOME PORTFOLIO



                                                                                      DECEMBER 23, 1996
                                                                                      (COMMENCEMENT OF
                                                                 YEAR ENDED       INVESTMENT OPERATIONS) TO
                                                              DECEMBER 31, 1997       DECEMBER 31, 1996
                                                              -----------------   -------------------------
Net Asset Value, Beginning of the Period....................       $ 9.970                 $10.000
                                                                   -------                --------
  Net Investment Income.....................................          .072                    .011
  Net Realized and Unrealized
     Gain/Loss..............................................         2.309                   (.041)
                                                                   -------                --------
Total from Investment Operations............................         2.381                   (.030)
                                                                   -------                --------
Less:
Distributions from Net Investment Income....................          .065                     -0-
Distributions from and in Excess of Net Realized Gain.......          .163                     -0-
                                                                   -------                --------
Total Distributions.........................................          .228                     -0-
                                                                   -------                --------
Net Asset Value, End of the Period..........................       $12.123                  $9.970
                                                                   =======                ========
Total Return*...............................................        23.90%                   (.30%)(1)
Net Assets at End of the Period (In millions)...............       $  11.7                    $0.5
Ratio of Expenses to Average Net Assets*....................          .75%                    .75%
Ratio of Net Investment Income to Average Net Assets*.......         1.19%                   4.47%
Portfolio Turnover..........................................           96%                      0%(1)
Average Commission Paid Per Equity Share Traded(2)..........       $ .0398                  $.0203
*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................         1.63%                  45.97%
Ratio of Net Investment Income/Loss to Average Net Assets...          .31%                 (40.74%)


---------------------
(1) Non-Annualized

(2) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last five years) in included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


MONEY MARKET PORTFOLIO


                                                                      YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------------------------
                                  1997     1996      1995      1994      1993      1992      1991     1990      1989       1988
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Net Asset Value, Beginning of
  the Period....................  $1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $  1.00   $  1.00   $   1.00
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Net Investment Income...........   .049      .048     .0533     .0365     .0262     .0331    .0546      .076     .0877      .0714
Less Distributions From Net
  Investment Income.............   .049      .048     .0533     .0365     .0262     .0331    .0546      .076     .0877      .0714
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Net Asset Value, End of the
  Period........................  $1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $  1.00   $  1.00   $   1.00
                                  =====   =======   =======   =======   =======   =======   ======   =======   =======   ========
Total Return*...................  5.06%     4.89%     5.46%     3.71%     2.66%     3.36%    5.46%     7.83%     9.13%      7.38%
Net Assets at End of the Period
  (In millions).................  $19.7   $  19.6   $  21.6   $  28.5   $  30.0   $  32.9   $ 38.0   $  34.3   $  29.0   $   24.5
Ratio of Expenses to Average Net
  Assets*.......................   .60%      .60%      .60%      .60%      .60%      .60%     .60%      .60%      .60%       .60%
Ratio of Net Investment Income
  to Average Net Assets*........  4.95%     4.78%     5.33%     3.63%     2.63%     3.32%    5.44%     7.59%     8.76%      7.22%
*If certain expenses had not
 been assumed by the Adviser,
 Total Return would have been
 lower and the ratios would have
 been as follows:
Ratio of Expenses to Average Net
  Assets........................   .98%     1.29%      .93%      .87%      .95%      .89%     .87%      .89%      .95%       .95%
Ratio of Net Investment Income
  to Average Net Assets.........  4.57%     4.10%     5.00%     3.37%     2.28%     3.03%    5.17%     7.30%     8.41%      6.87%

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last three fiscal periods) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO



                                                                 YEAR ENDED             JULY 3, 1995
                                                                DECEMBER 31,          (COMMENCEMENT OF
                                                              -----------------   INVESTMENT OPERATIONS) TO
                                                               1997      1996         DECEMBER 31, 1995
                                                              -------   -------   -------------------------
Net Asset Value, Beginning of the Period....................  $14.784   $ 10.74            $ 10.00
                                                              -------   -------            -------
     Net Investment Income..................................     .464      .217                .20
     Net Realized and Unrealized Gain.......................    2.617     4.117              .6325
                                                              -------   -------            -------
Total from Investment Operations............................    3.081     4.334              .8325
                                                              -------   -------            -------
Less:
  Distributions from Net Investment Income..................     .470      .199              .0925
  Distributions from Net Realized Gain......................    1.549      .091                -0-
                                                              -------   -------            -------
Total Distributions.........................................    2.019      .290              .0925
                                                              -------   -------            -------
Net Asset Value, End of the Period..........................  $15.846   $14.784            $ 10.74
                                                              =======   =======            =======
Total Return*...............................................   21.47%    40.53%              8.35%(1)
Net Assets at End of the Period (In Millions)...............  $ 299.4   $ 167.5            $   8.6
Ratio of Expenses to Average Net Assets*....................    1.07%     1.10%              2.50%
Ratio of Net Investment Income to Average Net Assets*.......    3.42%     5.06%              3.75%
Portfolio Turnover..........................................     177%       84%                85%(1)
Average Commission Paid Per Equity Share Traded(2)..........  $ .0597   $ .0313                 --
 * If certain expenses had not been assumed by the Adviser,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets.....................      N/A     1.27%              2.90%
Ratio of Net Investment Income to Average Net Assets........      N/A     4.89%              3.36%


---------------------

(1) Non-Annualized

(2) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.


N/A = Not Applicable

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the most recent fiscal period) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



STRATEGIC STOCK PORTFOLIO



                                                              NOVEMBER 3, 1997
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
                                                               OPERATIONS) TO
                                                                DECEMBER 31,
                                                                    1997
                                                              ----------------
Net Asset Value, Beginning of the Period....................       $10.000
                                                                 ---------
  Net Investment Income.....................................          .027
  Net Realized and Unrealized Gain..........................          .218
                                                                 ---------
Total from Investment Operations............................          .245
                                                                 ---------
Net Asset Value, End of the Period..........................       $10.245
                                                                 =========
Total Return*...............................................         2.45%(1)
Net Assets at End of the Period (In millions)...............          $2.5
Ratio of Expenses to Average Net Assets*....................          .61%
Ratio of Net Investment Income to Average Net Assets*.......         2.67%
Portfolio Turnover..........................................            0%(1)
Average Commission Paid per Equity Share Traded(2)..........        $.0282
*If certain expenses had not been assumed by the Adviser,
Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................         2.59%
Ratio of Net Investment Income to Average Net Assets........          .68%


---------------------
(1) Non-Annualized

(2)Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

INTRODUCTION


     The Trust is a duly organized Delaware business trust with ten separate portfolios, each of which is described herein and offered pursuant to this Prospectus. Each portfolio has separate assets and liabilities and a separate net asset value per share. Shares of each portfolio represent an interest only in that portfolio. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the investment objectives of any portfolio will be met.


INVESTMENT OBJECTIVES AND POLICIES


     Each Portfolio of the Trust has a different investment objective which it pursues through separate investment policies as described below. See "Investment Practices" for further discussion of investment techniques and strategies. The investment objective of each Portfolio, except the Morgan Stanley Real Estate Securities Portfolio (the "Real Estate Securities Portfolio"), is a fundamental policy and may not be changed without shareholder approval. With respect to the Real Estate Securities Portfolio, the investment objective may be changed by the Trustees. If there is a change in the objective of such Portfolio, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.


ASSET ALLOCATION PORTFOLIO


     The investment objective of the Asset Allocation Portfolio is to seek a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity as well as investment grade intermediate and long-term debt securities and money market securities. Total investment return consists of current income, including dividends, interest and discount accruals, and capital appreciation. The Adviser may vary the composition of the Portfolio from time to time based upon an evaluation of economic and market trends and the anticipated relative total return available from a particular type of security. Accordingly, the Asset Allocation Portfolio may, at any given time, be substantially invested in equity securities, bonds and notes or money market securities. Achieving this objective depends on management's abilities to assess the effect of economic and market trends on different sectors of the market. There can be no assurances that the investment objective of the Portfolio will be achieved.


     The Portfolio may invest in those money market securities which are eligible investments for the Fund's Money Market Portfolio. It may also invest in intermediate and long-term debt securities, including convertible securities, and in preferred and convertible preferred stock which are rated at the time of purchase BBB or better by S&P or Baa or better by Moody's, or in nonrated securities determined by the Adviser to be of comparable quality. To the extent investments are made in fixed-income securities, the Portfolio will invest primarily in such securities which are rated A or better by either rating agency. These ratings are described in the Appendix hereto. The Portfolio is not limited as to the maturities of the debt securities it may purchase. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

     The common stocks in which the Portfolio may invest will be primarily stocks of large-capitalization companies. Generally, the characteristics of such companies include a strong balance sheet, good financial resources, a satisfactory rate of return on capital, a good industry position and superior management skills. The Adviser believes that companies that conform most closely to these characteristics often tend to exhibit generally consistent earnings growth.

     The Portfolio may engage in portfolio management strategies and techniques involving options, futures, contracts and options on futures contracts. Options, futures contracts, and options on futures contracts are described in "Investment Practices -- Using Options, Futures Contracts, and Options on Futures Contracts."

     The Portfolio may also invest in equity and debt securities of foreign issuers, including non-U.S. dollar denominated debt securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Portfolio will limit its investment in foreign securities to 25% of its total assets, taken at market value at the time of each investment. See "Investment Practices -- Foreign Securities." For a discussion of the Portfolio's practices regarding investment companies see "Investment Practices -- Investment in Investment Companies."

     Because of the fully managed approach of the Portfolio, portfolio turnover may be greater resulting in increased brokerage charges to the Portfolio.

DOMESTIC INCOME PORTFOLIO

     The primary investment objective of the Domestic Income Portfolio is to seek current income. Capital appreciation is a secondary objective, which will be sought only when consistent with its primary objective. The Portfolio attempts to achieve these investment objectives by investing primarily in fixed-income securities, including both convertible and non-convertible debt securities and preferred stocks. The Portfolio may invest in investment grade securities and lower rated and nonrated securities. There is no assurance that these objectives will be achieved and yields may fluctuate over time. The Portfolio may also invest in debt securities of foreign issuers, including non-U.S. dollar denominated debt securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Portfolio will limit its investment in foreign securities to 25% of its total assets at the time of investment. See "Investment Practices -- Foreign Securities."

     The Portfolio expects that at all times at least 80% of its assets will be invested in fixed-income securities rated at the time of purchase B or higher by Moody's or S&P, nonrated debt securities considered by the Adviser to be of comparable quality and U.S. Government securities. See the Appendix for a description of corporate bond ratings. The Portfolio may also purchase or sell U.S. Government securities on a forward commitment basis. See "Investment Practices -- Forward Commitments."


     The Portfolio may invest in debt securities rated Ba or below by Moody's or BB or below by S&P or nonrated debt securities considered by the Adviser to be of comparable quality (commonly known as "junk bonds"), common stocks or other equity securities and income bonds on which interest is not accrued by the Portfolio when such investments are consistent with the Portfolio's investment objectives or are acquired as part of a unit consisting of a combination of fixed-income or equity securities. The Portfolio may also invest in prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. See "Investment Practices -- Repurchase Agreements." Equity securities as referred to herein do not include preferred stocks. The Portfolio will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks or other equity securities.


     In general, the prices of debt securities vary inversely with interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. In addition, for a given change in interest rates, longer-maturity debt securities fluctuate more in price (gaining or losing more in value) than shorter-maturity debt securities, and generally offer higher yields than shorter-maturity debt securities, all other factors, including credit quality, being equal. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of four to six years.

     Duration is a measure of the expected life of a debt security on a present value basis expressed in years that incorporates a security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. With respect to some securities, there are some situations where even a duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The duration is likely to vary from time to time as the Adviser pursues its strategy of striving to maintain a balance between seeking to maximize income and endeavoring to maintain the value of the Portfolio's capital.

     The higher yields sought by the Portfolio are generally obtainable from securities rated in the lower categories by recognized rating services. These securities generally are subordinated to the prior claims of banks and other senior lenders. The lower rated debt securities in which the Portfolio may invest are regarded as predominately speculative with respect to the issuers continuing ability to meet principal and interest payments. The ratings of Moody's and S&P represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield.


     During the fiscal year ended December 31, 1997, the average percentage of the Portfolio's assets invested in debt securities within the various rating categories (based on the higher of the S&P or Moody's ratings), determined on a dollar weighted average, and other assets of the Portfolio were as follows:



AAA/Aaa..............................................          3.76%
AA/Aa................................................          0.00
A/A..................................................          4.51
BBB/Baa..............................................         54.55
BB/Ba................................................         26.75
B/B..................................................          3.59
Preferred Stocks/Common Stocks/Warrants..............          3.88
Cash and Equivalents.................................          2.96
                                                             ------
     Total Net Assets................................        100.00%



The securities in which the Portfolio may invest include the following:


    -- Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

    -- Pay-in-kind debt securities. These pay interest in additional debt securities rather than in cash.

    -- Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value. Interest is however accrued by the Portfolio each day for accounting and Federal income tax purposes.

    -- Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

     Fixed-income securities rated below B by both Moody's and S&P include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Portfolio will invest in Deep Discount Securities when the Adviser believes that existing factors are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other unusual circumstances.

     A debt instrument purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

     Risk Factors of Investing in Lower Rated Debt Securities. Past experience may not provide an accurate indication of future performance of the market for lower rated debt securities, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Portfolio, the Portfolio's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Portfolio may be considered more speculative than investment in shares of a fund which invests primarily in higher rated debt securities.

     Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. When it deems it appropriate and in the best interests of Portfolio shareholders, the Portfolio may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect its interests of security holders of its companies.

     Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Portfolio and may also limit the ability of the Portfolio to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Portfolio owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Portfolio owns will affect its net asset value per share. If market quotations are not readily available for the Portfolio's lower rated or nonrated securities, these securities will be valued at fair value by the Adviser based on procedures approved by the Trustees. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.


     Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Portfolio accrues income on these securities prior to the receipt of cash payments. The Portfolio must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose a portion of its portfolio securities to satisfy distribution requirements.

     While credit ratings are only one factor the Adviser relies on in evaluating lower rated debt securities, certain risks are associated with using credit ratings. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Adviser continuously monitors the issuers of lower rated debt securities in its portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Portfolio's investment objective may be more dependent upon the Adviser's credit analysis than is the case for higher quality debt securities. Credit ratings for individual securities may change from time to time and the Portfolio may retain a portfolio security whose rating has been changed.

     Investors should consider carefully the additional risks associated with investment in securities which carry lower ratings, which are not generally meant for short-term investment.

EMERGING GROWTH PORTFOLIO

     The investment objective of the Emerging Growth Portfolio is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Adviser to be emerging growth companies. Any ordinary income received from portfolio securities is entirely incidental.


     As a fundamental investment policy, the Portfolio under normal conditions invests at least 65% of its total assets in common stocks of small and medium sized companies (less than $2 billion of market capitalization), both domestic and foreign, considered by the Adviser to be emerging growth companies. The companies may be in the early stages of their respective life cycles and the Adviser believes such companies have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. While the Portfolio will invest primarily in common stocks, to a limited extent it may invest in other securities such as preferred stocks, convertible securities and warrants.


     The Portfolio does not limit its investment to any single group or type of security. The Portfolio may also invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

     The Portfolio's primary approach is to seek what the Adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.


     The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. See "Investment Practices -- Foreign Securities." Additionally, the Portfolio may invest up to 15% of the value of its assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933) and in other securities not having readily available market quotations. The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers which involve certain risks. The Portfolio may invest in warrants so long as such investments aggregate less than 5% of the Portfolio's total assets. The risks involved in investing in restricted securities, warrants and repurchase agreements are described in the Statement of Additional Information.


ENTERPRISE PORTFOLIO

     The investment objective of the Enterprise Portfolio is to seek capital appreciation through investments in securities believed by the Adviser to have above average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation.

     The Portfolio invests principally in growth common stocks. Such securities generally include those of companies with established records of growth in sales or earnings, and companies with new products, new services, or new processes. The Portfolio may also invest in companies in cyclical industries during periods when their securities appear attractive to the Adviser for capital appreciation. In addition to common stock, the Portfolio may invest in warrants and preferred stocks, and in investment companies. See "Investment Practices -- Investment in Investment Companies."

     The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and investment grade corporate or government bonds in order to provide liquidity. Such investments may be increased to up to 100% of the Portfolio's assets when deemed appropriate by the Adviser for temporary defensive purposes. Short-term investments may include repurchase agreements with banks or broker-dealers. See "Investment Practices -- Repurchase Agreements."

     The Portfolio's primary approach is to seek what the Adviser believes to be attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective. The Portfolio may also invest in debt securities of foreign issuers, including non-U.S. dollar denominated debt securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Portfolio will limit its investment in foreign securities to 10% of its total assets, taken at market value at the time of each investment. See "Investment Practices -- Foreign Securities." The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. Options, futures contracts and options on futures contracts are described in "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

GLOBAL EQUITY PORTFOLIO

     The investment objective of the Global Equity Portfolio is to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The Portfolio intends to be invested in equity securities of companies of at least three countries including the United States. Under normal market conditions, at least 65% of the Portfolio's total assets are so invested. Equity securities include common stocks, preferred stocks and warrants or options to acquire such securities.



     The Adviser, subject to the direction of the Trust's Trustees, provides the Portfolio with an overall investment program consistent with the Portfolio's objective and policies. Investments may be shifted among the world's various capital markets and among different types of securities in accordance with ongoing analysis provided by the Adviser and the Subadviser of trends and developments affecting such markets and securities. The Adviser and the Subadviser are sometimes referred to as the "Advisers."



     The Advisers utilize a "top-down" approach in selecting investments for the Portfolio that emphasizes country selection and weighting rather than individual securities selection. This approach reflects the Advisers' philosophy for this Portfolio that a diversified selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country is an effective way to maximize the return and minimize the risk associated with global investment.



     The Advisers determine country allocations for the Portfolio on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Portfolio will invest in the United States and other industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index. These countries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, the Portfolio may invest a portion of its assets in emerging country equity securities. The Portfolio currently intends to invest in some or all of the following countries: Argentina, Indonesia, Portugal, South Africa, Brazil, Malaysia, Philippines, Thailand, India, Mexico, South Korea and Turkey.



     By analyzing a variety of macroeconomic and political factors, the Advisers develop fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Advisers believe to be a fair value for the stock market of each country. Discrepancies between actual value and fair value, as determined by the Advisers, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the Advisers' purchasing-power parity exchange rate model to arrive at an expected total return in U.S. Dollars. The final country allocation decision is then reached by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.



     Within a particular country, investments are made through the purchase of equity securities which, in the aggregate, replicate a broad market index, which in most cases will be the Morgan Stanley Capital International ("MSCI") Index for the particular country. The MSCI Indices measure the performance of stock markets worldwide. The various MSCI Indices are based on the share prices of companies listed on the local stock exchange of the specified country or countries within a specified region. The combined market capitalization of companies in these indices represent approximately 60 percent of the aggregate market value of the covered stock exchanges. Companies included in the MSCI country index replicate the industry composition of the local market and are a representative sampling of large, medium and small companies, subject to liquidity. Non-domiciled companies traded on the local exchange and companies with restricted float due to dominant shareholders or cross-ownership are avoided. The Advisers may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the Portfolio.



     The Portfolio may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underly-ing shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligations to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.

     The Portfolio may invest cash temporarily in short-term debt instruments. Such temporary investments will only be made with cash held to maintain liquidity or pending investment. See "Temporary Short-Term Investments" herein.

     Risk Factors. An investment in the Portfolio involves risks similar to those of investing in foreign common stocks generally. Investment in common stocks of foreign issuers may subject the Portfolio to risk of foreign political, economic and legal conditions and developments. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign common stocks may not be as liquid and may be more volatile than comparable domestic common stocks.

     Furthermore, issuers of foreign common stocks are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Portfolio, in connection with its purchases and sales of foreign securities, other than securities purchased or sold in United States dollars, will incur transaction costs in converting currencies. Also, brokerage costs incurred in purchasing and selling securities in foreign securities markets generally are higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs relating to the Portfolio securities are higher than domestic custodial costs. See also "Investment Practices" for a discussion of certain additional risks related to investment practices that may be utilized by the Portfolio, including use of options, futures contracts and related options.

     Foreign Currency Transactions. The value of the Portfolio's securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Portfolio will incur costs in connection with conversions between various currencies. The Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio does not purchase and sell foreign currencies as an investment.

     The Portfolio also may enter into contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

     The Portfolio may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Portfolio purchases a foreign security traded in the hedged currency which the Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.

     The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

     Temporary Short-Term Investments. It is the Portfolio's policy to be substantially invested in common stocks and securities convertible into common stocks. However, the Portfolio may hold a portion of its assets in cash to meet redemptions and other day-to-day operating expenses. The Portfolio may invest cash held for such purposes in obligations of the United States and of foreign governments, including their political subdivisions, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Portfolio will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. The Portfolio also may invest cash held for such purposes in short-term, high grade foreign debt securities. High grade foreign debt securities are those debt securities of foreign issuers which the Advisers determine to have creditworthiness substantially equivalent to that of domestic issuers of debt securities rated investment grade.

GOVERNMENT PORTFOLIO

GENERAL

     The investment objective of the Government Portfolio is to seek to provide investors with a high current return consistent with preservation of capital. The Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 80% of the total assets of the Portfolio are invested in such securities. The Portfolio may invest its remaining assets (up to 20%) in other government related securities and in repurchase agreements fully collateralized by U.S. Government securities. The other government related securities include mortgage-related and mortgage-backed securities and certificates issued by financial institutions or broker-dealers representing "stripped" mortgage-related securities. See "Other Government Related Securities" below. In order to hedge against changes in interest rates, the Portfolio may purchase or sell options and engage in transactions involving interest rate futures contracts and options on such contracts. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and the Statement of Additional Information for discussion of options, futures contracts and options on futures contracts. The Portfolio may also purchase or sell U.S. Government securities on a forward commitment basis. See "Investment Practices -- Forward Commitments." The Portfolio is not designed for investors seeking capital appreciation. Shares of the Portfolio are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or by any other person or entity. There is no assurance that the Portfolio's objective will be achieved.

     Since the value of U.S. Government securities owned by the Portfolio will fluctuate depending upon market factors and inversely with prevailing interest rates, the net asset value of shares of the Portfolio will fluctuate. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. In addition, for a given change in interest rates, longer-maturity debt securities fluctuate more in price (gaining or losing more in value) than shorter-maturity debt securities, and generally offer higher yields than shorter-maturity debt securities, all other factors, including credit quality, being equal. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of four to six years. Duration is a measure of the expected life of a debt security that incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

     Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. With respect to some securities, there are some situations where even a duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

     The Portfolio often purchases debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.


     The principal reason for selling call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. By selling options, the Portfolio reduces its potential for capital appreciation on debt securities if interest rates decline. Thus if market prices of debt securities increase, the Portfolio receives less total return from its optioned positions than it would have received if the options had not been sold. During periods when the Portfolio has capital loss carry forwards, any capital gains generated from such transactions will be retained in the Portfolio. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and "Dividends, Distributions and Taxes" and the Statement of Additional Information for discussion of options, futures contracts and options on futures contracts.


     The purchase and sale of options may result in a high portfolio turnover rate. The Portfolio's turnover rate is shown in the table of "Financial Highlights." See "Investment Practices -- Portfolio Turnover."


     The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. Government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Code (as defined below) at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes." In the event the Portfolio does not meet the diversification requirements of Section 817(h) of the Code, the policies funded by shares of the Portfolio will not be treated as life insurance for Federal income tax purposes and the owners of the policies will be subject to taxation on their share of the dividends and distributions paid by the Portfolio.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some of which are backed only by the credit of the issuer itself.

     Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are what this Prospectus calls "mortgage-related securities."


     Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend to FNMA at any time, neither the United States nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.


     Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securityholders (such as the Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the securityholders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

OTHER GOVERNMENT RELATED SECURITIES

     The Portfolio may invest up to 20% of its assets in other government related securities and in repurchase agreements fully collateralized by U.S. Government securities. A principal type of government related security in which the Portfolio may invest are mortgage-backed securities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

     CMOs are debt securities issued by U.S. Government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

     REMICs, which were authorized under the Tax Reform Act of 1986 (the "Tax Reform Act"), are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Portfolio will invest in such privately issued securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Portfolio intends to invest in privately issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally-recognized rating agency.

STRIPPED SECURITIES

     Stripped mortgage-related securities (hereinafter referred to as "Stripped Mortgage Securities") are derivative multiclass mortgage securities. Stripped Mortgage Securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield-to-maturity since interest payments cease as soon as the related principal amount is repaid. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of such securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. Such securities may involve greater risk than securities issued directly by the U.S. Government, its agencies or instrumentalities.

     Although the market for government-issued IO and PO securities backed by fixed-rate mortgages is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Trustees will establish guidelines and standards for determining whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped Mortgage Securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.

GROWTH AND INCOME PORTFOLIO

     The Growth and Income Portfolio's investment objective is to seek long-term growth of capital and income. Since investment in securities involves potential gain or loss, there is no assurance that the Portfolio's objective will be achieved.


     In view of the investment objective, the Portfolio generally invests principally in income-producing equity securities including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," i.e., within the four highest grades assigned by S&P or by Moody's. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The market prices of preferred stocks and debt securities generally fluctuate with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The Portfolio may also invest in warrants and in securities of newly-formed companies and in investment companies. See "Investment
Practices -- Investment in Investment Companies." The Portfolio may invest up to 15% of its assets in securities of foreign issuers. See "Investment
Practices -- Foreign Securities." The Portfolio may enter into repurchase agreements with banks and broker-dealers which involves certain risks or may lend portfolio securities on a fully collateralized basis. See "Investment Practices -- Repurchase Agreements" and "Investment Practices -- Loans of Portfolio Securities". When deemed appropriate for temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in U.S. Government securities and investment grade corporate debt securities.


     The Portfolio may dispose of a security whenever, in the opinion of the Adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend of or other factors affecting an individual security, changes in the relative market performance of or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

MONEY MARKET PORTFOLIO

     The investment objective of the Money Market Portfolio is to seek protection of capital and high current income through investments in money market instruments. The investment policies, the percentage limitations, and the kinds of securities in which the Portfolio can invest may be changed by the Trustees, unless expressly governed by those limitations stated under "Investment Restrictions" in the Statement of Additional Information which can be changed only by action of the shareholders of the Portfolio. It is not the intention of the Trustees, however, to change these policies without prior notice to shareholders.

     The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money-market instruments maturing within one year with a dollar-weighted average maturity of 90 days or less. It seeks high current income from these short-term investments to the extent consistent with protection of capital. Of course, there can be no guarantee that the Portfolio will achieve its objective or be able at all times to maintain its net asset value per share at $1.00. In addition, the daily dividend rate paid by the Portfolio may be expected to fluctuate. The Portfolio uses the amortized cost method for valuing portfolio securities purchased at a discount. See "Determination of Net Asset Value." It may invest in instruments of the following types, all of which will be U.S. dollar obligations:

OBLIGATIONS OF THE U.S. GOVERNMENT AND ITS AGENCIES

     The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

BANK OBLIGATIONS

     The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

     The Portfolio may invest in short-term obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization), or (b) if not rated, are of comparable quality as determined in accordance with procedures established by the Trustees. See the Statement of Additional Information. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. (See the Appendix in the Statement of Additional Information for an explanation of these ratings). The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category.

REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreements with banks and broker-dealers which involve certain risks in the event of a default by the other party. See "Investment Practices -- Repurchase Agreements."


REAL ESTATE SECURITIES PORTFOLIO


     General. The Real Estate Securities Portfolio's primary investment objective is to provide shareholders with long-term growth of capital. Current income is a secondary consideration. The Portfolio will seek to achieve its investment objectives by investing principally in a diversified portfolio of Real Estate Securities which include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber products and hotel and entertainment companies. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's or BBB by S&P, a comparable rating by any other nationally recognized statistical rating organization or if unrated, determined by the Adviser to be of comparable quality. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in ratings does not require the Portfolio to dispose of a security. Securities rated Baa by Moody's or BBB by S&P are considered to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The rating of the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Portfolio may invest more than 25% of its total assets in the real estate industry.


     Under normal market conditions, the Portfolio may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments.


     The Portfolio may invest up to 25% of its assets in securities issued by foreign issuers, some or all of which also may be Real Estate Securities. See "Investment Practices -- Foreign Securities." The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. Options, futures contracts and related options are described in "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and the Statement of Additional Information.


     For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in short-term investments as described below. The Portfolio will assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that the Adviser believes there to be extraordinary risks in being primarily in Real Estate Securities.

     There can be no assurance that the Portfolio will achieve its investment objectives.

     Short-Term Investments. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Portfolio will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. Such temporary investments may be made either for liquidity purposes, to meet shareholder redemption requirements or as a temporary defensive measure.

     Risk Factors. Although the Portfolio does not invest directly in real estate, an investment in the Portfolio will generally be subject to the risks associated with real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties of tenants and changes in interest rates. The value of securities of companies which service the real estate industry will also be affected by such risks. If the Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.


     In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such real estate investment trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. Like investment companies such as the Portfolio, real estate investment trusts are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of any expenses paid by the real estate investment trusts in which it invests in addition to the expenses paid by the Portfolio.


     Because of the Portfolio's policy of concentrating its investments in Real Estate Securities, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry.

     Additional information about the Portfolio's investment practices and the risks associated with such practices are contained in "Investment Practices" herein and in the Statement of Additional Information.


STRATEGIC STOCK PORTFOLIO



     General. The investment objective of the Strategic Stock Portfolio is to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital.



     The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI Index. The DJIA was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The MSCI Index consists of approximately 370 large domestic companies in the United States and has existed since January 1, 1970.



     In selecting securities for the Fund, the Adviser intends to follow the following policies (the "Strategic Selection Policies").



     The ten highest dividend yielding securities in the DJIA are identified for investment. In addition, all companies having securities in the MSCI Index are reviewed by the Adviser and securities of companies in the financial or utility sectors and of companies having securities included in the DJIA are excluded. The remaining pool of MSCI Index securities is further evaluated and securities of companies that do not have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth are excluded. The Adviser also excludes MSCI Index securities that are in the bottom 25% of all MSCI Index securities measured in terms of total annual trading volume. MSCI Index securities of the remaining companies are ranked by dividend yield, and the ten highest-yielding such MSCI Index securities are identified for investment. In the event that this process results in less than 10 remaining MSCI Index securities, those companies with the most favorable one- and three-year sales and earnings performance and two-year dividend performance as determined by the Adviser are added back until the number of MSCI Index securities equals 10. Dividend yield for purposes of applying the foregoing investment policies is calculated for each security by annualizing the last quarterly or semi-annual ordinary dividend declared on the security and dividing the result by the security's closing sale price on the applicable date. This yield is historical and there can be no assurance that any dividends will be declared or paid in the future.

     The 20 securities so identified (the "Strategic Securities") represented the Portfolio's initial investments. The Adviser periodically employs the same Strategic Selection Policies to identify a new list of 20 Strategic Securities and reviews and adjusts a portion or all of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 Strategic Securities. In this manner, the Adviser expects that beginning with the reevaluation in month thirteen each security in the Portfolio will be reviewed and potentially adjusted approximately annually, although reviews and adjustments may be made more frequently. For a more detailed discussion of the Portfolio's investment policies, including the frequency of security reevaluations and the portion of the Portfolio's assets that the Adviser presently expects to reevaluate at the end of each period, see the Statement of Additional Information.



     The Adviser generally seeks to allocate cash available for investment due to the sale of new Shares of the Portfolio and the receipt of dividends and interest income from the portfolio investments approximately proportionately among the current list of Strategic Securities in the Portfolio. To the extent that the Strategic Stock Portfolio is required to dispose of securities in order to satisfy redemption requests, make distributions, pay expenses or otherwise raise cash for operational purposes, the Adviser generally intends to sell approximately proportionate amounts of securities from all securities in the Portfolio.



     Application of the foregoing Strategic Selection Policies will be subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify to be treated for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Code or in order to comply with requirements of the 1940 Act. The Portfolio is subject to investment diversification requirements that generally provide that the Portfolio may not, with respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. Further, the Portfolio generally may not invest more than 25% of the value of its total assets in securities of issuers in any particular industry. The Portfolio's satisfaction of these requirements will take precedent over the Strategic Selection Policies. In addition, the Adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. In selecting securities for investment or disposition at times that the Portfolio's investment policies and restrictions do not permit full implementation of the Strategic Selection Policies, the Adviser will have sole discretion to select securities for purchase or sale and generally will make such selections in a manner that is consistent with the Portfolio's investment objective and in a manner that it believes is consistent with the investment rationale that is the basis for the Strategic Selection Policies.



     The Portfolio will continue to hold securities, even though such securities may not be included in the most recent list of Strategic Securities determined for the review and adjustment of a portion of the Portfolio's assets. In addition, although each new list of Strategic Securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Adviser expects that the number of securities held by the Portfolio may over time increase and that the Portfolio may at times hold forty or more different securities.



     The Strategic Stock Portfolio may invest up to 5% of its total assets in options on equity securities indices, futures contracts on such indices and options on such futures contracts for both hedging purposes and in an attempt to enhance gain. The Strategic Stock Portfolio also may invest up to 5% of its total assets in securities of other registered investment companies that seek to provide investment results that generally correspond to the performance of securities included in one or more broad market indices. Investment in securities of other investment companies will subject the Portfolio to additional and potentially duplicative costs and expenses, including investment management fees charged by such registered investment companies. Pending investment and for temporary defensive purposes the Portfolio may invest without limit in short-term, high quality fixed income securities and in money-market instruments. The Adviser expects that the portfolio turnover rate for the Strategic Stock Portfolio will not exceed 100%. A high rate of portfolio turnover may result in increased brokerage and other transaction expenses.



     The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Strategic Stock Portfolio a license to use the DJIA. Dow Jones & Company, Inc. has not participated in any way in the creation of the Strategic Stock Portfolio or in the selection of the stocks included in such Portfolio and has not approved any information herein relating thereto. Shares of the Strategic Stock Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA, and it is expected that their prices will not parallel or correlate with such movements.



     The Strategic Stock Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in investment portfolios generally or in the Strategic Stock Portfolio particularly or the ability of the MSCI Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI Index which is determined, composed and calculated by Morgan Stanley without regard to this Portfolio. Morgan Stanley has no obligation to take the needs of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.



     ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



     Risk Factors. There is no guarantee that the investment objective of the Portfolio will be achieved because it is subject to the continuing ability of the respective issuers of equities in which the Portfolio invests to declare and pay dividends and because the market value of such equities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. There can be no assurance that the value of the underlying securities will increase or that the issuers of the securities will pay dividends on outstanding securities. The declaration of dividends by any issuer depends upon several factors including the financial condition of the issuer and general economic conditions. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield of certain securities that the Portfolio will acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Adviser generally will not take these considerations into account in implementing the Strategic Selection Policies and, accordingly, the Portfolio may at times acquire securities of companies that the market and the Adviser believe are more susceptible to financial difficulty and corresponding adverse market performance than are other companies with securities included in the DJIA or in the MSCI Index.



     In addition, investors should be aware that the Portfolio is not "actively managed." Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Adviser. In addition, only a portion of the Portfolio's assets may be reviewed and adjusted for any given period. As a result, although the Portfolio may (but need not) dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of a security having declined to such an extent or other factors existing so that in the opinion of the Adviser the retention of such security would be detrimental to the Portfolio, the adverse financial condition of a company will not result in its elimination from the Portfolio prior to scheduled review and adjustment except under extraordinary circumstances. Similarly, securities held in the Portfolio ordinarily will not be sold by the Portfolio for the purpose of taking advantage of market fluctuations or changes in anticipated rates of appreciation.


INVESTMENT PRACTICES


     Repurchase Agreements. Each Portfolio may enter into repurchase agreements with banks or broker-dealers which are deemed creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Repurchase agreements involve certain risks in the event of a default by the other party. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Portfolio could experience delays and expenses in liquidating the underlying securities and a Portfolio could incur losses including: (a) possible decline in the value of the underlying security during the period while a Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, exceeds such Portfolio's limitation on illiquid securities described below.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolios than would be available to the Portfolios investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


     Loans of Portfolio Securities. Each Portfolio, except the Real Estate Securities Portfolio, may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 10% of the total value of that Portfolio's assets and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. See the Statement of Additional Information.

     Foreign Securities. The Asset Allocation Portfolio, Domestic Income Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio may invest up to 25%, 25%, 20%, 10%, 15% and 25%, respectively, of the value of such Portfolios' total assets in securities issued by foreign issuers. With respect to the Real Estate Securities Portfolio, some of such securities may also be Real Estate Securities. With respect to the Global Equity Portfolio, see "Investment Objectives and Policies -- Global Equity Portfolio." Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since a Portfolio may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Portfolio's assets denominated in that currency and a Portfolio's yield on such assets.

     A Portfolio may also purchase foreign securities in the form of ADRs and EDRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce a Portfolio's total return on such investments and the amounts available for distributions by a Portfolio to its shareholders. See "Dividends, Distributions and Taxes." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     Foreign Currency Transactions. The value of a Portfolio's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. A Portfolio does not purchase and sell foreign currencies as an investment.

     A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

     A Portfolio may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before a Portfolio purchases a foreign security traded in the hedged currency which a Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. A Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.

     The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.


     Illiquid and Restricted Securities. Each of the Emerging Growth Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio may invest up to 15% of its net assets in illiquid and restricted securities. Each of the Asset Allocation Portfolio, Domestic Income Portfolio, Enterprise Portfolio, Government Portfolio and Money Market Portfolio may invest up to 5% of its net assets in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will monitor a Portfolio's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in a Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by a Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that a Portfolio's Trustees believe accurately reflects fair value.

     Short Sales Against the Box. The Global Equity Portfolio may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Portfolio does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Portfolio is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Portfolio may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.


     To secure its obligation to deliver the securities sold short, the Portfolio will deposit in escrow in a separate account with its Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Portfolio may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.


     Forward Commitments. The Domestic Income Portfolio, the Government Portfolio and the Real Estate Securities Portfolio may purchase or sell U.S. Government securities (or debt securities with respect to the Real Estate Securities Portfolio) on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

     Each Portfolio may either settle a Forward Commitment by taking delivery of the securities or may resell or repurchase a Forward Commitment on or before the settlement date in which event a Portfolio may reinvest the proceeds in another Forward Commitment. A Portfolio's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, a Portfolio relies on the other party to complete the transaction; should the other party fail to do so, a Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

     Each Portfolio maintains a segregated account (which is marked to market daily) of cash, liquid securities or the security covered by the Forward Commitment (in the case of a Forward Currency sale) with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

     Portfolio Turnover. Each Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Securities with maturities of less than one year are excluded in the computation of the portfolio turnover rate. The portfolio turnover rate is not a limiting factor when the Adviser deems it desirable to purchase or sell securities or to engage in transactions in options, futures contracts and options on futures contracts on behalf of the Asset Allocation Portfolio, Emerging Growth Portfolio, the Enterprise Portfolio, the Global Equity Portfolio, the Government Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio or the Strategic Stock Portfolio. The annual turnover rates of each Portfolio is shown under "Financial Highlights." The turnover rate for certain Portfolios may exceed 100%, which is higher than that of many other investment companies. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by a Portfolio. In addition, higher portfolio turnover may increase the recognition of short-term, rather than long-term, capital gains. See "Dividends, Distributions and Taxes."



     Using Options, Futures Contracts and Options on Futures Contracts. The Asset Allocation Portfolio, Emerging Growth Portfolio, the Enterprise Portfolio, the Global Equity Portfolio, the Government Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio may purchase or sell options, futures contracts or options on futures contracts. The Portfolios expect to utilize options, futures contracts and options thereon in several different ways, depending upon the status of a Portfolio's portfolio securities and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for a discussion of options, futures contracts and options on futures contracts.



     Potential Risks of Options, Futures Contracts and Options on Futures Contracts. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, the purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to a Portfolio, if the Adviser, and, in the case of the Global Equity Portfolio, the Subadviser, is not successful in employing such instruments in managing a Portfolio's investments, a Portfolio's performance will be worse than if a Portfolio did not make such investments. In addition, a Portfolio would pay commissions and other costs in connection with such investments, which may increase a Portfolio's expenses and reduce its return. Each Portfolio is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. A Portfolio will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting a Portfolio to require to the Counterparty to sell the option back to a Portfolio at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by a Portfolio, and portfolio securities covering OTC Options sold by a Portfolio, are illiquid securities subject to a Portfolio limitation on illiquid securities described above. A Portfolio will not enter into a futures contract or option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and related options.



     In order to prevent leverage in connection with the purchase of futures contracts thereon by a Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. A more complete discussion of the potential risks involved in transactions in options, futures contracts and options on futures contracts is contained in the Statement of Additional Information.

     Investment in Investment Companies. The Asset Allocation Portfolio, the Enterprise Portfolio and the Growth and Income Portfolio may invest in one or more investment companies advised by the Adviser and its affiliates, including Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund") and Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund"). The shares of the Small Cap Fund and Foreign Securities Fund are available for investment only by certain Van Kampen American Capital funds. The Adviser believes that the use of the Small Cap Fund and Foreign Securities Fund may, from time to time, provide such Portfolio with the most effective exposure to the performance of the small capitalization sector of the stock market and to foreign securities while at the same time minimizing costs. The advisers charge no advisory fees for managing the Small Cap Fund or Foreign Securities Fund, nor are there any sales load or other charges associated with distribution of its shares. Other expenses incurred by the Small Cap Fund and Foreign Securities Fund are borne by them, and thus indirectly by the Van Kampen American Capital funds that invest in them. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Small Cap Fund or the Foreign Securities Fund will result in cost savings for the Fund and other Van Kampen American Capital funds. In large part, these savings are attributable to the fact that administrative actions that would have to be performed multiple times if each Van Kampen American Capital fund held its own portfolio of small capitalization or foreign securities will need to be performed only once. The Adviser expects that the Small Cap Fund and Foreign Securities Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization or foreign securities were purchased separately by a Portfolio and other Van Kampen American Capital funds. A Portfolio's investment in the Small Cap Fund and the Foreign Securities Fund are subject to the terms and conditions set forth in the SEC exemptive orders authorizing such investments.

     The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies. The securities of foreign issuers that the Foreign Securities Fund may invest in are subject to certain risks as described under "Investment Practices -- Foreign Securities."

     The Asset Allocation Portfolio, the Enterprise Portfolio and the Growth and Income Portfolio will each be deemed to own a pro rata portion of each investment of the Small Cap Fund and Foreign Securities Fund. For example, if a Portfolio's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had 5% of its assets invested in the electronics industry, the Portfolio would be considered to have an investment of $500,000 in the electronics industry.


     Brokerage Practices. The Adviser, and in the case of the Global Equity Portfolio the Subadviser, is responsible for the placement of orders for the purchase and sale of portfolio securities for a Portfolio and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser, and in the case of the Global Equity Portfolio the Subadviser, may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Trust, the Adviser or the Distributor and with brokerage firms participating in the distribution of shares of a Portfolio if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms. The Adviser, and in the case of the Global Equity Portfolio the Subadviser, is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser, and in the case of the Global Equity Portfolio the Subadviser, determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser, and in the case of the Global Equity Portfolio the Subadviser, in managing the assets of other advisory accounts as well as in the management of the assets of the Portfolio.


THE TRUST AND ITS MANAGEMENT

     The Trust is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.


     Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which each Portfolio may invest which, in turn, may adversely affect the net asset value of such Portfolio.



     THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     As of April 3, 1998, the Distributor owned beneficially and of record approximately 35.30% of the outstanding shares of the Global Equity Portfolio, and therefore, may be deemed to control this Portfolio.



     THE SUBADVISER. The Subadviser is a wholly-owned subsidiary of Morgan Stanley Group Inc., and is an affiliate of the Adviser. The Subadviser provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At December 31, 1997, the Subadviser had assets under management totaling approximately $87 billion. The Subadviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide and draws upon the capabilities of its asset management specialists located in various offices throughout the world, including New York, London, Tokyo, Singapore, Bombay, Hong Kong,

Milan and Sydney. The Subadviser also draws upon the research capabilities of Morgan Stanley Dean Witter & Co. and its other affiliates as well as the research and investment ideas of other companies whose brokerage services the Subadviser utilizes. The Subadviser's address is 1221 Avenue of the Americas, New York, New York, 10020.



     ADVISORY AGREEMENTS. The Trust and the Adviser are parties to an investment advisory agreement (the "Combined Advisory Agreement"), pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios of the Trust (the "Combined Portfolios") including the Asset Allocation Portfolio, Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio. The Trust and the Adviser are also parties to additional investment advisory agreements for its remaining portfolios designated herein as "Emerging Growth Advisory Agreement", "Global Equity Advisory Agreement", "Growth and Income Advisory Agreement", "Real Estate Advisory Agreement" and the "Strategic Stock Advisory Agreement" pursuant to which the Trust retains the Adviser to manage the investment of assets and placement orders for the purchase and sale of portfolio securities for the Emerging Growth Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio, respectively. The Combined Advisory Agreement, Emerging Growth Advisory Agreement, Global Equity Advisory Agreement, Growth and Income Advisory Agreement, Real Estate Advisory Agreement and Strategic Stock Advisory Agreement are referred to herein collectively as the "Advisory Agreements".



     Under the Advisory Agreements, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of each Portfolio. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. The Trust also pays custodian fees, legal and auditing fees, trustees' fees (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, Distributor, ACCESS, Van Kampen American Capital or Morgan Stanley Dean Witter & Co.), the costs of registration of its shares and reports and proxies to shareholders and all other ordinary expenses not specifically assumed by the Adviser or the Distributor.



     Under the Combined Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on the combined average daily net assets of the Combined Portfolios at an annual rate of 0.50% of the first $500 million of such Portfolios' aggregate average net assets, 0.45% of the next $500 million of such Portfolios' aggregate average net assets, and 0.40% of such Portfolios' aggregate average net assets in excess of $1 billion. Each Portfolio pays its pro rata share of the fee based upon its average daily net assets. The Combined Advisory Agreement provides that in the event the ordinary business expenses of certain Portfolios including the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Portfolio monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Expenses subject to such limitation do not include (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Combined Advisory Agreement and (4) any distribution expenses which may be incurred by a Portfolio in the event a Distribution Plan is adopted. In addition to the contractual expense limitation, the Adviser also voluntarily elected to reimburse the Asset Allocation Portfolio, Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio for all ordinary business expenses in excess of 0.60% of the average daily net assets. For the fiscal year ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust, before expense reimbursements, equaled 0.52%, 0.55%, 0.52%,

0.53% and 0.55% for the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio, respectively, of each Portfolio's average daily net assets. For the same period, each Portfolio's net total operating expenses (after fee waivers and expense reimbursements) were 0.60%. In the absence of waivers/reimbursements, the total operating expenses would have been 0.71%, 1.05%, 0.66%, 0.74% and 0.98% for the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio, respectively. There can be no assurance the Adviser will continue to waive its fee or reimburse expenses in the future.



     Under the Emerging Growth Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Emerging Growth Portfolio at an annual rate of 0.70%. For the fiscal year ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust, before expense reimbursements, were 0.83% of the Portfolio's average net assets. For the same period, the Portfolio's net total operating expenses (after fee waivers and separate reimbursements) were 0.85%. In the the absence of waivers/reimbursements, total operating expenses would have been 2.14%. There can be no assurance the Adviser will continue to waive its fee or reimburse expenses in the future.



     The Trust retains the Adviser to manage the investment of the Global Equity Portfolio's assets and to place orders for the purchase and sale of its portfolio securities. The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser will be primarily responsible for recommending the allocation of investments among various international markets and currencies; recommendation and selection of particular securities in the international markets and placement of portfolio transactions in the foreign equity markets. Under the Global Equity Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly, computed on average daily net assets of the Global Equity Portfolio at the annual rate of 1.00%. This fee is higher than that charged by most other mutual funds but the Trustees believe it is justified by the special international nature of the Portfolio and is not necessarily higher than the fees charged by certain mutual funds with investment objective and policies similar to those of the Portfolio. Pursuant to the Subadvisory Agreement, the Subadviser receives on an annual basis 50% of the compensation received by the Adviser. For the fiscal year ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust, before expense reimbursement, were 1.69% of the Portfolio's average daily net assets. For the same period, the Portfolio's net total operating expenses (after fee waivers and expense reimbursements) were 1.20%. In the absence of waivers/reimbursements, total operating expenses would have been 6.78%. There can be no assurance that the Adviser will continue to waive its fees or reimburse expenses in the future.



     Under the Growth and Income Advisory Agreement, the Trust pays the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Growth and Income Portfolio at an annual rate of 0.60% of the first $500 million of the Growth and Income Portfolio's average daily net assets; and 0.55% of the Growth and Income Portfolio's average daily net assets in excess of $500 million. For the fiscal year ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust, before expense reimbursements, were 0.68% of the Portfolio's average net assets. For the same period, the Portfolio's net total operating expenses (after fee waivers and expense reimbursements) were 0.75%. In the absence of waivers/reimbursements, total operating expenses would have been 1.63%. There can be no assurance that the Adviser will continue to waive its fees or reimburse expenses in the future.


     Under the Real Estate Advisory Agreement, the Trust pays the Adviser a monthly fee computed on average daily net assets of the Real Estate Securities Portfolio at the annual rate of 1.00% of the Real Estate Securities Portfolio's average daily net assets. This fee is higher than that charged by most other mutual funds but the Trustees believe it is justified by the special nature of the Real Estate Securities Portfolio and is not necessarily higher than the fees charged by certain mutual funds with investment objectives and policies similar to those of the Real Estate Securities Portfolio. For the fiscal year ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust on behalf of the Real Estate Securities Portfolio were 1.01% of the Portfolio's average net assets. For the same period, the Portfolio's net total operating expenses were 1.07%.



     Under the Strategic Stock Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Strategic Stock Portfolio at an annual rate of 0.50% of the first $500 million of the Strategic Stock Portfolio's average net assets and 0.45% of such Portfolio's average net assets in excess of $500 million. For the fiscal period ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust, before expense reimbursement, were 0.48% of the Portfolio's average daily net assets. For the same period, the Portfolio's net total operating expenses (after fee waivers and expense reimbursements) were 0.61%. In absence of waivers/reimbursements, total operating expenses would have been 2.59%. There can be no assurance the Adviser will continue to waive its fee or reimburse expenses in the future.


     From time to time the Adviser may agree to waive its investment advisory fees or any portion thereof or elect to reimburse any Portfolio for ordinary business expenses in excess of an agreed upon amount.


     With regard to the Money Market Portfolio, the Domestic Income Portfolio and Government Portfolio, the Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.")



     PERSONAL INVESTMENT POLICIES. The Trust and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Trust and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.


     PORTFOLIO MANAGEMENT. The Portfolios have different portfolio managers. Except as described below for the Global Equity Portfolio, each portfolio manager is an employee of the Adviser.


     John Cunniff is responsible for allocating the Asset Allocation Portfolio's assets between the equity and fixed-income categories in which the Portfolio invests. The Asset Allocation Portfolio's equity investments are managed by a management team headed by B. Robert Baker. Mr. Baker has been primarily responsible for managing the Asset Allocation Portfolio's equity investments. Jason Leder and Edie Terreson are responsible as co-managers for the day-to-day management of the Portfolio's equity investments. Tom Copper manages the Asset Allocation Portfolio's fixed income investments. Mr. Cunniff has managed the Portfolio's investment portfolio since March 1996, Mr. Baker has managed the Portfolio's investment portfolio since May 1994 and Mr. Copper has managed the Portfolio's investment portfolio since August 1995. Mr. Cunniff has been Vice President, Director of Equity Research with the Adviser since October 1995. Prior to that he was a portfolio manager with Templeton Quantitative Advisors, a subsidiary of the Franklin Group. Mr. Baker has been Vice President and Portfolio Manager of the Adviser since June 1995. Prior to that he was Associate Portfolio Manager of the Adviser. Mr. Leder has been Assistant Vice President of the Adviser since October 1996. Prior to that he was Associate Portfolio Manager of the Adviser. Prior to February 1995, he was a Securities Analyst with Salomon Brothers, Inc. Prior to August 1992, he was a Securities Analyst with Fidelity Management and Research. Ms. Terreson has been Assistant Vice President of the Adviser since December 1997. Prior to that she was Associate Portfolio Manager of the Adviser. Prior to March 1997, she was a Securities Analyst and Associate Portfolio Manager with Delaware Investment Advisers. Prior to May 1996, she was a

Securities Analyst and Associate Portfolio Manager with J.W. Seligman & Co. Mr. Copper has been Vice President and Portfolio Manager of the Adviser since December 1997. Prior to that Mr. Copper was Associate Portfolio Manager of the Adviser.



     Walter W. Stabell, III is primarily responsible for the day-to-day management of the Domestic Income Portfolio's investment portfolio. Mr. Stabell is a Vice President and Portfolio Manager of the Adviser. From December, 1986 to August, 1989, Mr. Stabell was a Senior Securities Analyst of the Adviser. Mr. Stabell has been primarily responsible for managing the Portfolio's investment portfolio since June, 1990.



     The Emerging Growth Portfolio is managed by a management team headed by Gary M. Lewis. Mr. Lewis has been primarily responsible for managing the Portfolio's investment portfolio since its inception. Mr. Lewis has been Senior Vice President and Portfolio Manager of the Adviser since October 1995. Prior to that Mr. Lewis was Vice President and Portfolio Manager of the Adviser. Dudley Brickhouse, David Walker and Janet Willis are responsible as co-managers for the day-to-day management of the Emerging Growth Portfolio's investment portfolio. Mr. Brickhouse has been an Associate Portfolio Manager of the Adviser since September 1997. Prior to that Mr. Brickhouse was with NationsBank Investment Management. Mr. Walker has been an Assistant Vice President of the Adviser since June 1995. Prior to that Mr. Walker was a Quantitative Analyst of the Adviser. Ms. Willis has been an Assistant Vice President of the Adviser since December 1997. Prior to that Ms. Willis was Associate Portfolio Manager of the Adviser. Prior to July 1995, Ms. Willis was with AIM Capital Management, Inc.



     The Enterprise Portfolio is managed by a management team headed by Jeff New. Mr. New has been primarily responsible for managing the Fund's investment portfolio since March 1996. Mr. New has been Senior Vice President and Portfolio Manager of the Adviser and Advisory Corp. since December 1997. Prior to December 1997, Mr. New was Vice President and Portfolio Manager of the Adviser and Advisory Corp. Prior to 1994, Mr. New was Associate Portfolio Manager of the Adviser. Evan Harrel and Michael Davis are responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Harrel has been Vice President of the Adviser and Advisory Corp. since October 1996. Prior to that Mr. Harrel was Associate Portfolio Manager of the Adviser. Prior to May 1994, Mr. Harrel was a Vice President with Fayez Sarofim and Co. Mr. Davis has been Vice President and Portfolio Manager of the Adviser and Advisory Corp. since March 1998. Mr. Davis has been an investment professional since 1983 and was most recently the owner of Davis Equity, a stock research company.


     Effective April 1, 1997, Barton M. Biggs, Madhav Dhar, Francine J. Bovich and Ann D. Thivierge assumed the primary responsibility for the day-to-day management of the Global Equity Portfolio. Since 1980, Mr. Biggs has been Chairman and a director of the Subadviser, and a Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated since 1975. Mr. Biggs is a director of Morgan Stanley Group, Inc. and a director and chairman of other investment companies of the Subadviser. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Mr. Dhar is Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated. He has been with the Subadviser since 1984. Mr. Dhar is a co-head of the Subadviser's emerging markets group, and has been involved in the launching of the Subadviser's country funds. Mr. Dhar holds a B.S. from St. Stephens College in Delhi University (India) and an M.B.A. from Carnegie-Mellon University. Ms. Bovich has been with the Subadviser since 1993. She is responsible for portfolio management and communication of the Subadviser's asset allocation strategy to institutional investor clients. Prior to 1993, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. Prior to that, Ms. Bovich was a Managing Director of Citicorp Investment Management, Inc. where she was responsible for the Institutional Investment Management group. Ms. Bovich holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Thivierge is a Principal of the Subadviser. She is a member of the Subadviser's asset allocation committee, primarily representing the Total Fund Management team since its inception in 1991. Ms. Thivierge has been with the Subadviser since 1986.

Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.

     John R. Reynoldson is primarily responsible for the day-to-day management of the Government Portfolio's investment portfolio. Mr. Reynoldson has been Senior Vice President of the Adviser since July, 1991. Mr. Reynoldson has been primarily responsible for managing the Portfolio's investment portfolio since December, 1989.

     David R. Troth is primarily responsible for the day-to-day management of the Money Market Portfolio's investment portfolio. Mr. Troth has been Senior Vice President of the Adviser since March, 1978. Mr. Troth has been primarily responsible for managing the Portfolio's investment portfolio since its inception.


     The Growth and Income Portfolio is managed by a management team headed by James A. Gilligan. Bret Stanley and Scott Carroll are responsible as co-managers for the day-to-day management of the Growth and Income Portfolio's investment portfolio. Mr. Gilligan and Mr. Stanley have been responsible for managing the Portfolio's investment portfolio since its inception. Mr. Gilligan has been Senior Vice President and Portfolio Manager of the Adviser since September 1995. Prior to that Mr. Gilligan was Vice President and Portfolio Manager of the Adviser. Mr. Stanley has been Vice President and Portfolio Manager of the Adviser since October 1996. Prior to that time, Mr. Stanley was Assistant Vice President and Associate Portfolio Manager of the Adviser. Prior to January 1995, Mr. Stanley was a Portfolio Manager with Gulf Investment Management. Mr. Carroll has been Associate Portfolio Manager of the Adviser since December 1996. Prior to that Mr. Carroll was an Equity Analyst with Lincoln Capital Management Company. Prior to September 1992, Mr. Carroll was a Senior Internal Auditor with Pittway Corporation.



     Russell C. Platt and Theodore R. Bigman assumed responsibility for the day-to-day management of the Real Estate Portfolio's investment portfolio effective January 1, 1997. Mr. Platt became Executive Vice President of the Adviser on December 31, 1996. Since 1994, Mr. Platt has also been a Principal, and as of December 1, 1996, a Managing Director, of Morgan Stanley Asset Management Inc. ("MSAM") where he has primary responsibility for managing the real estate securities investment business for MSAM and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. From 1990 to 1991, Mr. Platt was based in Morgan Stanley Realty's London Office. Prior to this he had extensive transaction responsibilities involving portfolio, retail, office, hotel and apartment sales and financings. Mr. Bigman became Senior Vice President of the Adviser on December 31, 1996. Since 1995, Mr. Bigman has also been a Vice President, and as of December 1, 1996, a Principal, of MSAM where, together with Mr. Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group.



     John Cunniff has been primarily responsible for the day-to-day management of the Strategic Stock Portfolio's investment portfolio since its inception. Mr. Cunniff is a Vice President of the Adviser and Advisory Corp and has been employed by the Adviser since October 1995. Prior to that time, Mr. Cunniff was Vice President, Portfolio Manager at Templeton Quantitative Advisors.


PURCHASE OF SHARES

     The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust continuously offers shares in each of the Portfolios to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."


DETERMINATION OF NET ASSET VALUE

     Net asset value per share is computed for each Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying Prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of each Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.


     Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the most recent bid price. U.S. Government and agency obligations are valued at the last reported bid price. Listed options are valued at the last reported sale price in the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Options for which market quotations are not readily available are valued at a fair value by the Adviser based on procedures approved by the Trustees. Short-term investments for all Portfolios other than the Money Market Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.


     The Money Market Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities.

REDEMPTION OF SHARES

     Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market value of the securities in each Portfolio is subject to daily fluctuations and the net asset value of each Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     All dividends and capital gains distributions of each Portfolio are automatically reinvested by the Account in additional shares of such Portfolio.

     Shares of the Money Market Portfolio and Government Portfolio become entitled to income distributions declared on the day the shareholder service agent receives payment of the purchase price in the form of federal funds. Such shares do not receive income distributions declared on the date of redemption.

     Dividends of the Money Market Portfolio. The Money Market Portfolio declares income dividends each business day. The Portfolio's net income for dividend purposes is calculated daily and consists of interest accrued or discount earned, plus or minus any net realized gains or losses on portfolio securities, less any amortization of premium and the expenses of the Portfolio.


     Dividends and Distributions of the Asset Allocation Portfolio, the Domestic Income Portfolio, the Emerging Growth Portfolio, Enterprise Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio, and the Strategic Stock Portfolio. Dividends from stocks and interest earned from other investments are the main source of income for these Portfolios. Substantially all of this income, less expenses, is distributed on an annual basis. When a Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including any losses carried forward from prior years. Each of these Portfolios distributes any net realized capital gains to the Account no less frequently than annually.


     Dividends and Distributions of the Government Portfolio. The Government Portfolio declares income dividends each business day. Such dividends are distributed monthly. The daily dividend is a fixed amount determined at least monthly which is expected not to exceed the net income of the Portfolio for the month divided by the number of business days in the month. The Government Portfolio intends to distribute monthly, or on such other basis as may be determined from time to time by the Trustees, its net realized short-term capital gains, including such gains realized from net premiums received from expired options, net gains from closing purchase transactions and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital loss. Net realized long-term capital gains, if any, are generally distributed at least annually.


     Tax Status of the Portfolios. Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By maintaining its qualification as a "regulated investment company," a Portfolio is not subject to federal income taxes to the extent it distributes its net investment income and net capital gains. If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



     Tax Treatment to Insurance Company as Shareholder. The Accounts are subject to the diversification requirements of Section 817(h) of the Code, which must be met at the end of each quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the United States Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer.



     Dividends paid by each Portfolio from its ordinary income and distributions of each Portfolio's net short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of a Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. The Trust will send to the Account a written notice required by the Code designating the amount and character of any distributions made during such year.



     Under the Code, any distribution designated as being made from a Portfolio's net long-term capital gains are taxable to the insurance company as long-term capital gains. Such distributions of long-term capital gains will be designated as a capital gains distribution in a written notice to the

Account which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends received deduction. Dividends and capital gain distributions to the insurance company may also be subject to state and local taxes.

     As described in the accompanying Prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.


     Certain Investment Practices of Portfolios. Certain investment practices of a Portfolio may be subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Portfolio and affect the holding period of the securities held by the Portfolio and the character of the gains or losses realized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to maintain the Portfolio's qualification as a regulated investment company and avoid income and excise taxes. Each Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.


PORTFOLIO PERFORMANCE


     From time to time, the Portfolios, except the Money Market Portfolio, may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review total return calculations that include those expenses.


     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Portfolio.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     In addition to total return information, certain Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review yield calculations that include those expenses.


     From time to time, certain Portfolios may include in their sales literature and shareholder reports a quotation of the current "distribution rate" for shares of the Portfolio. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolio.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of a Portfolio. Such waiver/reimbursement will increase the yield or total return of a Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.



     From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The current and effective yields for the seven-day period ending December 31, 1997, and a description of the method by which the yield was calculated is contained in the Statement of Additional Information.


     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.


     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, NAREIT Equity REIT Index, Lehman Brothers REIT Index, Salomon Brothers High Grade Bond Index, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Portfolio published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Portfolio's shares. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce Portfolio performance.

     The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.


     The Trust's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the cover of this Prospectus.


DESCRIPTION OF SHARES OF THE TRUST


     The Trust was originally organized as a Massachusetts business trust on June 3, 1985. The Trust was reorganized as a business trust under the laws of Delaware on September 16, 1995 and adopted its current name at that time. The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest of $0.01 par value. Shares issued by the Trust are fully paid, non-assessable and have no preemptive or conversion rights.



     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.



     The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Trust but the assets of the Trust only shall be liable.


ADDITIONAL INFORMATION

     This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


     The fiscal year end of the Trust is December 31. The Trust sends to its shareholders at least semi-annually reports showing each Portfolio's portfolio and other information. An Annual Report, containing financial statements audited by the Trust's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

APPENDIX

DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE'S BOND RATINGS:

     AAA -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NONRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

STANDARD & POOR'S BOND RATINGS:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB -- B -- CCC -- CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

PREFERRED STOCK RATINGS:

     Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock except in the case of Moody's preferred stock ratings the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality distinctions are comparable to those described above for corporate bonds.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE PORTFOLIO'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833
VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
Investment Subadviser--
Global Equity Portfolio

MORGAN STANLEY
ASSET MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020
Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Life Investment Trust Portfolios
Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
Life Investment Trust Portfolios
Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICE WATERHOUSE LLP

200 East Randolph Drive


Chicago, IL 60601

--------------------------------------------------------------------------------

                             LIFE INVESTMENT TRUST

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                                 APRIL 30, 1998

             ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH ------
                          VAN KAMPEN AMERICAN CAPITAL
--------------------------------------------------------------------------------

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                                 (800) 421-5666


                                 April 30, 1998



     Van Kampen American Capital Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in ten separate portfolios. Shares of the Trust are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from Contract owners ("Contract Owners"). Such allocation rights are further described in the accompanying prospectus for the Contracts. Only the Domestic Income Portfolio, Emerging Growth Portfolio, Enterprise Portfolio, Government Portfolio, Growth and Income Portfolio, Money Market Portfolio, Morgan Stanley Real Estate Securities Portfolio and Strategic Stock Portfolio (collectively, the "Portfolios"), eight of the Trust's ten portfolios, are described herein and offered by this Prospectus. The investment objectives of the eight Portfolios are as follows:

--------------------------------------------------------------------------------

     DOMESTIC INCOME PORTFOLIO (formerly known as the Domestic Strategic Income
     Fund) seeks current income as its primary investment objective. Capital appreciation is a secondary objective, which will be sought only when consistent with its primary investment objective. The Portfolio attempts to achieve these objectives through investment primarily in a diversified portfolio of fixed-income securities. The Portfolio may invest in investment grade securities and lower rated and nonrated securities. LOWER RATED SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") ARE REGARDED BY THE RATING AGENCIES AS PREDOMINANTLY SPECULATIVE WITH RESPECT TO THE ISSUER'S CONTINUING ABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS.

     EMERGING GROWTH PORTFOLIO (formerly known as the Emerging Growth Fund) seeks capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by Van Kampen American Capital Asset Management, Inc. (the "Adviser") to be emerging growth companies.

     ENTERPRISE PORTFOLIO (formerly known as the Common Stock Fund) seeks capital appreciation through investments believed by the Adviser to have above average potential for capital appreciation.

     GOVERNMENT PORTFOLIO (formerly known as the Government Fund) seeks to provide investors with a high current return consistent with preservation of capital. The Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In order to hedge against changes in interest rates, the Portfolio may also purchase or sell options and engage in transactions involving interest rate futures contracts and options on such contracts.

     GROWTH AND INCOME PORTFOLIO (formerly known as the Growth and Income Fund) seeks long-term growth of capital and income. The Portfolio invests principally in income-producing equity securities, including common stocks and convertible securities. Investments are also made in non-convertible preferred stocks and debt securities.

     MONEY MARKET PORTFOLIO (formerly known as the Money Market Fund) seeks protection of capital and high current income through investments in money market instruments. INVESTMENTS IN THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

     MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO (formerly known as the Real Estate Securities Fund) seeks as its primary investment objective long-term growth of capital. Current income is a secondary consideration. The Portfolio seeks to achieve its objectives by investing principally in securities of companies operating in the real estate industry ("Real Estate Securities"). A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts.

     STRATEGIC STOCK PORTFOLIO seeks to provide investors with an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the Dow Jones Industrial Average (the "DJIA") or in the Morgan Stanley Capital International USA Index (the "MSCI Index"). Subject to the Portfolio's other investment policies and restrictions, the Portfolio attempts to achieve its investment objective by investing primarily in a portfolio of actively traded equity securities comprised of (i) high dividend yield stocks periodically selected from the companies included in the DJIA and (ii) high dividend yield stocks periodically selected from a pre-screened subset of the companies included in the MSCI Index. A security's dividend yield is a primary factor in the security selection process. The MSCI Index is the property of Morgan Stanley Capital International ("MSCI"). MSCI has granted a license for use by the Trust of the MSCI Index and related trademarks and tradenames. The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Strategic Stock Portfolio a license to use the DJIA. Neither MSCI nor Dow Jones & Company, Inc. has participated in any way in the creation of the Strategic Stock Portfolio or in the selection of the stocks included in such Portfolio and neither has approved any information herein relating thereto. Shares of the Strategic Stock Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA or the MSCI Index, and it is expected that their prices will not parallel or correlate with such movements.


     There is no assurance that any Portfolio will achieve its investment objective.


--------------------------------------------------------------------------------


     This Prospectus tells Contract Owners briefly the information they should know before allocating premiums or cash value to a Portfolio. Investors should read and retain this Prospectus for future reference.


     THE SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



     A Statement of Additional Information dated April 30, 1998 containing additional information about the Trust and the Portfolios is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

CUSTODIAN:          State Street Bank and Trust
                    Company
                    225 Franklin Street
                    Boston, Massachusetts 02110

SHAREHOLDER         ACCESS Investor Services, Inc.
SERVICE AGENT:      P.O. Box 418256
                    Kansas City, Missouri 64141-9256

DISTRIBUTOR:        Van Kampen American Capital
                    Distributors, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

INVESTMENT          Van Kampen American Capital
ADVISER:            Asset Management, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

                               TABLE OF CONTENTS


                                           Page
Prospectus Summary.......................    4
Financial Highlights.....................    9
Introduction.............................   17
Investment Objectives and Policies.......   17
  Domestic Income Portfolio..............   17
  Emerging Growth Portfolio..............   20
  Enterprise Portfolio...................   21
  Government Portfolio...................   22
  Growth and Income Portfolio............   25
  Money Market Portfolio.................   26
  Real Estate Securities Portfolio.......   27
  Strategic Stock Portfolio..............   29



                                           Page
Investment Practices.....................   32
The Trust and Its Management.............   37
Purchase of Shares.......................   41
Determination of Net Asset Value.........   41
Redemption of Shares.....................   42
Dividends, Distributions and Taxes.......   42
Portfolio Performance....................   44
Description of Shares of the Trust.......   46
Additional Information...................   46
Appendix.................................   47


     No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust to make such an offer in such jurisdiction.

                               PROSPECTUS SUMMARY


Shares Offered..........Shares of Beneficial Interest in eight Portfolios: the
                        Domestic Income Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Government Portfolio, the Growth and Income Portfolio, the Money Market Portfolio, the Morgan Stanley Real Estate Securities Portfolio (the "Real Estate Securities Portfolio") and the Strategic Stock Portfolio (collectively, the "Portfolios"), each of which is a separate portfolio of the Van Kampen American Capital Life Investment Trust (the "Trust").


Type of Company.........Diversified, open-end management investment company.


Investment Objectives...The Domestic Income Portfolio seeks current income as its primary investment objective; capital appreciation is a secondary objective, which will be sought only when consistent with its primary investment objective. The Emerging Growth Portfolio seeks capital appreciation by investing in a portfolio of securities consisting principally of common stock of small and medium sized companies considered by the Van Kampen American Capital Asset Management, Inc. (the "Adviser") to be emerging growth companies. The Enterprise Portfolio seeks capital appreciation through investments in securities believed by the Adviser to have above average potential for capital appreciation. The Government Portfolio seeks high current return consistent with preservation of capital. The Growth and Income Portfolio seeks long-term growth of capital and income. The Money Market Portfolio seeks protection of capital and high current income through investments in money market investments. The Real Estate Securities Portfolio seeks long-term growth of capital as its primary investment objective; current income is a secondary consideration. The Strategic Stock Portfolio seeks above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the DJIA or in the MSCI Index. There can be no assurance that any Portfolio will achieve its investment objective.


Investment Policies and
  Risk Factors..........The Domestic Income Portfolio invests in a diversified portfolio of fixed-income securities. The Portfolio expects that at all times at least 80% of its assets will be invested in fixed-income securities rated at the time of purchase B or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), nonrated debt securities believed by the Adviser to be of comparable quality and U.S. Government securities. Securities rated BB or lower are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Such securities are commonly referred to as "junk bonds." Because investment in lower rated securities involves greater investment risk, achievement of the Portfolio's investment objectives may be more dependent on the Adviser's credit analysis than would be the case if the Portfolio were investing in higher rated securities. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities and thus be subject to higher risk. A projection of an economic downturn, for example, could cause a decline in lower rated securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Portfolio's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term interest rates fall. The above risks may be increased by investments in debt securities not producing immediate cash income, such as zero-coupon and pay-in-kind securities. See "Investment Objectives and Policies."


                        The Emerging Growth Portfolio under normal market conditions invests at least 65% of its total assets in common stocks of small and medium sized companies (less than $2 billion of market capitalization or annual sales), both domestic and foreign, considered by the Adviser to be emerging growth companies. The companies in which the Portfolio invests may offer greater opportunities for growth of capital than larger, more established companies, but investments in such companies may involve special risks. See "Investment Objectives and Policies" and "Investment Practices -- Foreign Securities." The use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


                        The Enterprise Portfolio invests principally in common stocks of companies which, in the judgment of the Adviser, have above average potential for capital appreciation. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. Use of options, futures contracts and options on futures contracts may include additional risk. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

                        The Government Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Portfolio may sell (write) and purchase call and put options. The Portfolio also may purchase and sell interest rate futures contracts and options on such contracts since such transactions are entered into for bona fide hedging purposes. The Portfolio may purchase or sell U.S. Government securities on a forward commitment basis. The market prices of debt securities, including U.S. Government securities, generally fluctuate with changes in interest rates so that the Portfolio's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term interest rates fall. See "Investment Objectives and Policies -- Government Portfolio -- General."

                        The Growth and Income Portfolio invests principally in income-producing equity securities including common stock and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities. Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

                        The Money Market Portfolio invests in money market instruments.


                        The Real Estate Securities Portfolio invests in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's or BBB by S&P, a comparable rating by any other nationally recognized statistical rating organization or if unrated, determined by the Adviser to be of comparable quality. Under normal market conditions, the Portfolio may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments. Because of the Portfolio's policy of concentrating its investments in Real Estate Securities, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry. In addition, the Portfolio will be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities (and, to a lesser degree, equity securities) held by the Portfolio; the market value of such securities tends to have an inverse relationship to the movement of interest rates. For additional information regarding the risk connected with investment in Real Estate Securities, see "Investment Objectives and Policies -- Real Estate Securities Portfolio -- Risk Factors." The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. See "Investment Practices -- Foreign Securities." The Portfolio may purchase or sell debt securities on a forward commitment basis. See "Investment Practices -- Forward Commitments." The Portfolio may use portfolio management techniques and strategies involving options, futures contracts and options on futures. The utilization of options, futures contracts and options on futures contracts may involve greater than ordinary risks and the likelihood of more volatile price fluctuation. See "Investment
                        Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


                        The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI Index. The Portfolio initially invested approximately equally in 20 securities identified by the Adviser based on the Portfolio's strategic selection policies as described below (the "Strategic Selection Policies"). The ten highest dividend yielding securities in the DJIA are identified for investment. In addition, all companies having securities in the MSCI Index are reviewed by the Adviser and securities of companies in the financial or utility sectors and of companies having securities included in the DJIA are excluded. The remaining pool of MSCI Index securities is further evaluated and securities of companies that do not have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth are excluded. The Adviser also excludes MSCI Index securities that are in the bottom 25% of all MSCI Index securities measured in terms of total annual trading volume. MSCI Index securities of the remaining companies are ranked by dividend yield, and the ten highest-yielding such MSCI Index securities are identified for investment. The 20 securities so identified (the "Strategic Securities") represented the Portfolio's initial investments. The Adviser periodically employs the same Strategic Selection Policies to identify a new list of 20 Strategic Securities and reviews and adjusts a portion or all of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 Strategic Securities. In this manner, the Adviser expects that each security in the Portfolio will be reviewed and potentially adjusted approximately annually. Application of the Strategic Selection Policies will be subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify to be treated for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or in order to comply with requirements of the Investment Company Act of 1940, as amended (the "1940 Act") (such as investment diversification requirements and industry concentration limitations). In addition, the Adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. Although each new list of Strategic Securities will include only 20 securities, because only a portion of the

                        Portfolio's assets may be reviewed and adjusted at any given time, the Adviser expects that the number of securities held by the Portfolio will over time increase and that the Portfolio may at times hold 40 or more different securities. Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Adviser. As a result, the adverse financial condition of a company will not result in its elimination from the Portfolio, except under extraordinary circumstances. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield (calculated based on the current stock price and the annualized most recent dividend payment amount) of certain securities that the Portfolio may acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Adviser generally will not take these considerations into account in implementing the Strategic Selection Policies. Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


Redemption..............At the net asset value next determined after the
                        Portfolio receives a redemption request.

Investment Adviser......Van Kampen American Capital Asset Management, Inc. (the
                        "Adviser") is the investment adviser for each Portfolio.

Distributor.............Van Kampen American Capital Distributors, Inc. (the
                        "Distributor") distributes each Portfolio's shares.


Dividends and
  Distributions.........Dividends from net investment income are declared each business day for the Money Market Portfolio and the Government Portfolio. Such dividends are distributed monthly. The Government Portfolio may distribute any net short-term capital gains and any net long-term capital gains at least annually. The Domestic Income Portfolio, Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio declare dividends and any capital gains distributions annually.


         The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this
                                  Prospectus.

                              FINANCIAL HIGHLIGHTS



     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


DOMESTIC INCOME PORTFOLIO


                                                                    YEAR ENDED DECEMBER 31,
                                   ------------------------------------------------------------------------------------------
                                    1997     1996     1995      1994     1993     1992     1991     1990     1989      1988
PER SHARE OPERATING PERFORMANCE    -------  -------  -------  --------  -------  -------  -------  -------  -------  --------
Net Asset Value, Beginning of the
  Period.........................  $ 8.008  $  8.21  $  7.35  $   8.58  $  8.00  $  7.74  $  6.98  $  8.64  $ 10.96  $  10.15
                                   -------  -------  -------  --------  -------  -------  -------  -------  -------  --------
  Net Investment Income..........     .704     .755      .71       .85      .72      .69     .685    1.035    1.725       .62
  Net Realized and Unrealized
    Gain/Loss....................     .252    (.212)   .8525   (1.2275)   .5825    .2725    .7525    (1.64)   (2.31)    .8975
                                   -------  -------  -------  --------  -------  -------  -------  -------  -------  --------
Total from Investment
  Operations.....................     .956     .543   1.5625    (.3775)  1.3025    .9625   1.4375    (.605)   (.585)   1.5175
                                   -------  -------  -------  --------  -------  -------  -------  -------  -------  --------
  Distributions from Net
    Investment Income............     .712     .745    .7025     .8525    .7225    .7025    .6775    1.055    1.725       .61
  Distributions from Net Realized
    Gain.........................       --       --       --        --       --       --       --       --      .01     .0975
                                   -------  -------  -------  --------  -------  -------  -------  -------  -------  --------
Total Distributions..............     .712     .745    .7025     .8525    .7225    .7025    .6775    1.055    1.735     .7075
                                   -------  -------  -------  --------  -------  -------  -------  -------  -------  --------
Net Asset Value, End of the
  Period.........................  $ 8.252  $ 8.008  $  8.21  $   7.35  $  8.58  $  8.00  $  7.74  $  6.98  $  8.64  $  10.96
                                   =======  =======  =======  ========  =======  =======  =======  =======  =======  ========

Total Return*....................   11.90%    6.68%   21.37%    (4.33%)  16.32%   12.50%   21.23%   (7.23%)  (5.44%)   14.95%
Net Assets at End of the Period
  (In millions)..................  $  17.2  $  19.8  $  26.6  $   21.3  $  27.4  $  21.1  $  17.4  $   6.3  $   8.1  $    8.1
Ratio of Expenses to Average Net
  Assets*........................     .60%     .60%     .60%      .60%     .60%     .60%     .60%     .60%     .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*............    7.74%    7.97%    8.11%     8.35%    7.80%    8.89%    9.72%   11.99%   12.92%    10.88%

Portfolio Turnover...............      78%      77%      54%       94%     130%     117%      90%     123%      56%       44%
*If certain expenses had not been
 assumed by the Adviser, Total
 Return would have been lower and
 the ratios would have been as
 follows:
Ratio of Expenses to Average Net
  Assets.........................    1.05%    1.29%     .93%      .95%     .95%     .95%     .95%     .95%     .95%      .95%
Ratio of Net Investment Income to
  Average Net Assets.............    7.29%    7.28%    7.78%     8.00%    7.40%    8.54%    9.37%   11.64%   12.57%    10.53%

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last three fiscal periods) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


EMERGING GROWTH PORTFOLIO


                                                                      YEAR ENDED                  JULY 3, 1995
                                                                     DECEMBER 31,               (COMMENCEMENT OF
                                                              ---------------------------   INVESTMENT OPERATIONS) TO
                                                                  1997           1996           DECEMBER 31, 1995
                                                              ------------   ------------   -------------------------
Net Asset Value, Beginning of the Period....................    $13.660        $ 11.72               $ 10.00
                                                                -------        -------               -------
  Net Investment Loss.......................................      (.007)         (.016)                 (.08)
  Net Realized and Unrealized Gain..........................      2.797          1.956                  1.80
                                                                -------        -------               -------
Total from Investment Operations............................      2.790          1.940                  1.72
                                                                -------        -------               -------
Net Asset Value, End of the Period..........................    $16.450        $13.660               $ 11.72
                                                                =======        =======               =======
Total Return*...............................................     20.42%         16.55%                17.20%(1)
Net Assets at End of the Period (In millions)...............    $  10.5        $   5.2               $   2.3
Ratio of Expenses to Average Net Assets*....................       .85%           .85%                 2.50%
Ratio of Net Investment Loss to Average Net Assets*.........      (.11%)         (.17%)               (1.45%)
Portfolio Turnover..........................................       116%           102%                   41%(1)
Average Commission Per Equity Share Traded(2)...............    $ .0502        $ .0470                   --
*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................      2.14%          3.28%                 5.40%
Ratio of Net Investment Loss to Average Net Assets..........     (1.40%)        (2.60%)               (4.35%)


-------------------------
(1) Non-Annualized

(2) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


ENTERPRISE PORTFOLIO


                                                                        YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------------------
                                        1997      1996      1995     1994     1993     1992     1991     1990     1989     1988
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Net Asset Value, Beginning of the
  Period.............................  $16.262    $14.69   $12.39   $14.57   $14.21   $13.44   $10.09   $11.30    $8.70     $7.97
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
  Net Investment Income..............     .091      .113      .32      .25      .21      .23     .265     .395      .40       .32
  Net Realized and Unrealized
    Gain/Loss........................    4.734     3.417     4.22   (.7625)  1.0325      .77     3.37    (1.17)    2.57      .765
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Total from Investment Operations.....    4.825     3.530     4.54   (.5125)  1.2425     1.00    3.635    (.775)    2.97     1.085
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Less:
  Distributions from Net Investment
    Income...........................     .096      .109    .3175      .25     .215      .23     .285     .435      .37       .30
  Distributions from Net Realized
    Gain.............................    2.885     1.849   1.9225   1.4175    .6675      -0-      -0-      -0-      -0-      .055
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Total Distributions..................    2.981     1.958     2.24   1.6675    .8825      .23     .285     .435      .37      .355
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Net Asset Value, End of the Period...  $18.106   $16.262   $14.69   $12.39   $14.57   $14.21   $13.44   $10.09   $11.30     $8.70
                                       =======   =======   ======   ======   ======   ======   ======   ======   ======   =======
Total Return*........................   30.66%    24.80%   36.98%   (3.39%)   8.98%    7.48%   36.41%   (6.84%)  34.23%    13.61%
Net Assets at End of the Period (In
  millions)..........................    $98.7     $84.8    $76.0    $67.5    $72.3    $65.6    $57.8    $27.2    $31.8     $24.0
Ratio of Expenses to Average Net
  Assets*............................     .60%      .60%     .60%     .60%     .60%     .60%     .60%     .60%     .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*................     .47%      .68%    2.06%    1.72%    1.41%    1.78%    2.33%    3.64%    3.74%     3.13%
Portfolio Turnover...................      82%      152%     145%     153%     139%     116%      95%     122%      86%       63%
Average Commission Paid per Equity
  Share Traded(1)....................   $.0566    $.0435       --       --       --       --       --       --       --        --
*If certain expenses had not been
 assumed by the Adviser. Total Return
 would have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................     .66%      .75%     .68%     .68%     .72%     .74%     .90%     .93%     .93%      .95%
Ratio of Net Investment Income to
  Average Net Assets.................     .41%      .53%    1.98%    1.64%    1.29%    1.64%    2.03%    3.31%    3.41%     2.78%


---------------------

(1)Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


GOVERNMENT PORTFOLIO


                                                      YEAR ENDED DECEMBER 31,
                      ----------------------------------------------------------------------------------------
                       1997     1996     1995     1994     1993      1992     1991     1990     1989     1988
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Net Asset Value,
  Beginning of the
  Period............  $8.666   $ 9.06   $ 8.28   $ 9.26   $  9.13   $ 9.29   $ 8.70   $ 8.80   $ 8.48   $ 8.68
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
  Net Investment
    Income..........    .566     .569      .60      .56       .57     .665      .74     .785      .84      .88
  Net Realized and
    Unrealized
    Gain/Loss.......    .231    (.388)     .78    (.985)     .135   (.1575)     .60    (.105)    .325    (.215)
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Total from
  Investment
  Operations........    .797     .181     1.38    (.425)     .705    .5075     1.34      .68    1.165     .665
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Less Distributions
  from and in Excess
  of Net Investment
  Income............    .543     .575      .60     .555      .575    .6675      .75      .78     .845     .865
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Net Asset Value, End
  of the Period.....  $8.920   $8.666   $ 9.06   $ 8.28   $  9.26   $ 9.13   $ 9.29   $ 8.70   $ 8.80   $ 8.48
                      ======   ======   ======   ======   =======   ======   ======   ======   ======   ======

Total Return*.......   9.61%    2.12%   17.17%   (4.63%)    7.86%    5.73%   16.23%    8.31%   14.31%    6.74%
Net Assets at End of
  the Period (In
  millions).........  $ 52.6   $ 57.3   $ 67.0   $ 65.5   $  80.6   $ 74.8   $ 77.0   $ 73.2   $ 81.2   $ 90.6
Ratio of Expenses to
  Average Net
  Assets*...........    .60%     .60%     .60%     .60%      .60%     .60%     .60%     .60%     .60%     .60%
Ratio of Net
  Investment Income
  to Average Net
  Assets*...........   6.51%    6.56%    6.89%    6.71%     6.45%    7.29%    8.37%    9.19%    9.56%    9.29%

Portfolio
  Turnover..........    119%     143%     164%     192%       91%      36%      57%     164%      42%      88%
*If certain expenses
 had not been
 assumed by the
 Adviser, Total
 Return would have
 been lower and the
 ratios would have
 been as follows:
Ratio of Expenses to
  Average Net
  Assets............    .74%     .80%     .72%     .70%      .70%     .70%     .70%     .69%     .66%     .64%
Ratio of Net
  Investment Income
  to Average Net
  Assets............   6.37%    6.36%    6.77%    6.61%     6.35%    7.19%    8.27%    9.10%    9.50%    9.25%

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last two fiscal periods) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



GROWTH AND INCOME PORTFOLIO



                                                                                      DECEMBER 23, 1996
                                                                                      (COMMENCEMENT OF
                                                                 YEAR ENDED       INVESTMENT OPERATIONS) TO
                                                              DECEMBER 31, 1997       DECEMBER 31, 1996
                                                              -----------------   -------------------------
Net Asset Value, Beginning of the Period....................       $ 9.970                 $10.000
                                                                   -------                --------
  Net Investment Income.....................................          .072                    .011
  Net Realized and Unrealized
     Gain/Loss..............................................         2.309                   (.041)
                                                                   -------                --------
Total from Investment Operations............................         2.381                   (.030)
                                                                   -------                --------
Less:
Distributions from Net Investment Income....................          .065                     -0-
Distributions from and in Excess of Net Realized Gain.......          .163                     -0-
                                                                   -------                --------
Total Distributions.........................................          .228                     -0-
                                                                   -------                --------
Net Asset Value, End of the Period..........................       $12.123                  $9.970
                                                                   =======                ========
Total Return*...............................................        23.90%                   (.30%)(1)
Net Assets at End of the Period (In millions)...............       $  11.7                    $0.5
Ratio of Expenses to Average Net Assets*....................          .75%                    .75%
Ratio of Net Investment Income to Average Net Assets*.......         1.19%                   4.47%
Portfolio Turnover..........................................           96%                      0%(1)
Average Commission Paid Per Equity Share Traded(2)..........       $ .0398                  $.0203
*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................         1.63%                  45.97%
Ratio of Net Investment Income/Loss to Average Net Assets...          .31%                 (40.74%)


---------------------
(1) Non-Annualized

(2) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last five years) in included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


MONEY MARKET PORTFOLIO


                                                                      YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------------------------
                                  1997     1996      1995      1994      1993      1992      1991     1990      1989       1988
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Net Asset Value, Beginning of
  the Period....................  $1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $  1.00   $  1.00   $   1.00
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Net Investment Income...........   .049      .048     .0533     .0365     .0262     .0331    .0546      .076     .0877      .0714
Less Distributions From Net
  Investment Income.............   .049      .048     .0533     .0365     .0262     .0331    .0546      .076     .0877      .0714
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Net Asset Value, End of the
  Period........................  $1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $  1.00   $  1.00   $   1.00
                                  =====   =======   =======   =======   =======   =======   ======   =======   =======   ========
Total Return*...................  5.06%     4.89%     5.46%     3.71%     2.66%     3.36%    5.46%     7.83%     9.13%      7.38%
Net Assets at End of the Period
  (In millions).................  $19.7   $  19.6   $  21.6   $  28.5   $  30.0   $  32.9   $ 38.0   $  34.3   $  29.0   $   24.5
Ratio of Expenses to Average Net
  Assets*.......................   .60%      .60%      .60%      .60%      .60%      .60%     .60%      .60%      .60%       .60%
Ratio of Net Investment Income
  to Average Net Assets*........  4.95%     4.78%     5.33%     3.63%     2.63%     3.32%    5.44%     7.59%     8.76%      7.22%
*If certain expenses had not
 been assumed by the Adviser,
 Total Return would have been
 lower and the ratios would have
 been as follows:
Ratio of Expenses to Average Net
  Assets........................   .98%     1.29%      .93%      .87%      .95%      .89%     .87%      .89%      .95%       .95%
Ratio of Net Investment Income
  to Average Net Assets.........  4.57%     4.10%     5.00%     3.37%     2.28%     3.03%    5.17%     7.30%     8.41%      6.87%

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last three fiscal periods) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO



                                                                 YEAR ENDED             JULY 3, 1995
                                                                DECEMBER 31,          (COMMENCEMENT OF
                                                              -----------------   INVESTMENT OPERATIONS) TO
                                                               1997      1996         DECEMBER 31, 1995
                                                              -------   -------   -------------------------
Net Asset Value, Beginning of the Period....................  $14.784   $ 10.74            $ 10.00
                                                              -------   -------            -------
     Net Investment Income..................................     .464      .217                .20
     Net Realized and Unrealized Gain.......................    2.617     4.117              .6325
                                                              -------   -------            -------
Total from Investment Operations............................    3.081     4.334              .8325
                                                              -------   -------            -------
Less:
  Distributions from Net Investment Income..................     .470      .199              .0925
                                                              -------   -------            -------
  Distributions from Net Realized Gain......................    1.549      .091                -0-
                                                              -------   -------            -------
Total Distributions.........................................    2.019      .290              .0925
                                                              -------   -------            -------
Net Asset Value, End of the Period..........................  $15.846   $14.784            $ 10.74
                                                              =======   =======            =======
Total Return*...............................................   21.47%    40.53%              8.35%(1)
Net Assets at End of the Period (In Millions)...............  $ 299.4   $ 167.5            $   8.6
Ratio of Expenses to Average Net Assets*....................    1.07%     1.10%              2.50%
Ratio of Net Investment Income to Average Net Assets*.......    3.42%     5.06%              3.75%
Portfolio Turnover..........................................     177%       84%                85%(1)
Average Commission Paid Per Equity Share Traded(2)..........  $ .0597   $ .0313                 --
 * If certain expenses had not been assumed by the Adviser, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................      N/A     1.27%              2.90%
Ratio of Net Investment Income to Average Net Assets........      N/A     4.89%              3.36%


---------------------

(1) Non-Annualized

(2) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.


N/A = Not Applicable

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the most recent fiscal period) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



STRATEGIC STOCK PORTFOLIO



                                                              NOVEMBER 3, 1997
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
                                                               OPERATIONS) TO
                                                                DECEMBER 31,
                                                                    1997
                                                              ----------------
Net Asset Value, Beginning of the Period....................       $10.000
                                                                 ---------
  Net Investment Income.....................................          .027
  Net Realized and Unrealized Gain..........................          .218
                                                                 ---------
Total from Investment Operations............................          .245
                                                                 ---------
Net Asset Value, End of the Period..........................       $10.245
                                                                 =========
Total Return*...............................................         2.45%(1)
Net Assets at End of the Period (In millions)...............          $2.5
Ratio of Expenses to Average Net Assets*....................          .61%
Ratio of Net Investment Income to Average Net Assets*.......         2.67%
Portfolio Turnover..........................................            0%(1)
Average Commission Paid per Equity Share Traded(2)..........        $.0282
*If certain expenses had not been assumed by the Adviser,
Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................         2.59%
Ratio of Net Investment Income to Average Net Assets........          .68%


---------------------
(1) Non-Annualized

(2)Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

INTRODUCTION


     The Trust is a duly organized Delaware business trust with ten separate portfolios. The Domestic Income Portfolio, Emerging Growth Portfolio, Enterprise Portfolio, Government Portfolio, Growth and Income Portfolio, Money Market Portfolio, Real Estate Securities Portfolio and Strategic Stock Portfolio are the only portfolios of the Trust which are described herein and offered pursuant to this Prospectus. Each portfolio has separate assets and liabilities and a separate net asset value per share. Shares of each portfolio represent an interest only in that portfolio. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the investment objectives of any portfolio will be met.


INVESTMENT OBJECTIVES AND POLICIES


     Each Portfolio of the Trust has a different investment objective which it pursues through separate investment policies as described below. See "Investment Practices" for further discussion of investment techniques and strategies. The investment objective of each Portfolio, except the Morgan Stanley Real Estate Securities Portfolio (the "Real Estate Securities Portfolio"), is a fundamental policy and may not be changed without shareholder approval. With respect to the Real Estate Securities Portfolio, the investment objective may be changed by the Trustees. If there is a change in the objective of such Portfolio, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.


DOMESTIC INCOME PORTFOLIO

     The primary investment objective of the Domestic Income Portfolio is to seek current income. Capital appreciation is a secondary objective, which will be sought only when consistent with its primary objective. The Portfolio attempts to achieve these investment objectives by investing primarily in fixed-income securities, including both convertible and non-convertible debt securities and preferred stocks. The Portfolio may invest in investment grade securities and lower rated and nonrated securities. There is no assurance that these objectives will be achieved and yields may fluctuate over time. The Portfolio may also invest in debt securities of foreign issuers, including non-U.S. dollar denominated debt securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Portfolio will limit its investment in foreign securities to 25% of its total assets at the time of investment. See "Investment Practices -- Foreign Securities."

     The Portfolio expects that at all times at least 80% of its assets will be invested in fixed-income securities rated at the time of purchase B or higher by Moody's or S&P, nonrated debt securities considered by the Adviser to be of comparable quality and U.S. Government securities. See the Appendix for a description of corporate bond ratings. The Portfolio may also purchase or sell U.S. Government securities on a forward commitment basis. See "Investment Practices -- Forward Commitments."


     The Portfolio may invest in debt securities rated Ba or below by Moody's or BB or below by S&P or nonrated debt securities considered by the Adviser to be of comparable quality (commonly known as "junk bonds"), common stocks or other equity securities and income bonds on which interest is not accrued by the Portfolio when such investments are consistent with the Portfolio's investment objectives or are acquired as part of a unit consisting of a combination of fixed-income or equity securities. The Portfolio may also invest in prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. See "Investment Practices -- Repurchase Agreements." Equity securities as referred to herein do not include preferred stocks. The Portfolio will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks or other equity securities.

     In general, the prices of debt securities vary inversely with interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. In addition, for a given change in interest rates, longer-maturity debt securities fluctuate more in price (gaining or losing more in value) than shorter-maturity debt securities, and generally offer higher yields than shorter-maturity debt securities, all other factors, including credit quality, being equal. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of four to six years.

     Duration is a measure of the expected life of a debt security on a present value basis expressed in years that incorporates a security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. With respect to some securities, there are some situations where even a duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The duration is likely to vary from time to time as the Adviser pursues its strategy of striving to maintain a balance between seeking to maximize income and endeavoring to maintain the value of the Portfolio's capital.

     The higher yields sought by the Portfolio are generally obtainable from securities rated in the lower categories by recognized rating services. These securities generally are subordinated to the prior claims of banks and other senior lenders. The lower rated debt securities in which the Portfolio may invest are regarded as predominately speculative with respect to the issuers continuing ability to meet principal and interest payments. The ratings of Moody's and S&P represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield.

     During the fiscal year ended December 31, 1997, the average percentage of the Portfolio's assets invested in debt securities within the various rating categories (based on the higher of the S&P or Moody's ratings), determined on a dollar weighted average, and other assets of the Portfolio were as follows:



AAA/Aaa.....................................................    3.76%
AA/Aa.......................................................    0.00
A/A.........................................................    4.51
BBB/Baa.....................................................   54.55
BB/Ba.......................................................   26.75
B/B.........................................................    3.59
Preferred Stocks/Common Stocks/Warrants.....................    3.88
Cash and Equivalents........................................    2.96
                                                              ------
     Total Net Assets.......................................  100.00%



The securities in which the Portfolio may invest include the following:


    -- Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

    -- Pay-in-kind debt securities. These pay interest in additional debt securities rather than in cash.

    -- Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value. Interest is however accrued by the Portfolio each day for accounting and Federal income tax purposes.

    -- Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

     Fixed-income securities rated below B by both Moody's and S&P include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Portfolio will invest in Deep Discount Securities when the Adviser believes that existing factors are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other unusual circumstances.

     A debt instrument purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

     Risk Factors of Investing in Lower Rated Debt Securities. Past experience may not provide an accurate indication of future performance of the market for lower rated debt securities, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Portfolio, the Portfolio's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Portfolio may be considered more speculative than investment in shares of a fund which invests primarily in higher rated debt securities.

     Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. When it deems it appropriate and in the best interests of Portfolio shareholders, the Portfolio may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect its interests of security holders of its companies.


     Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Portfolio and may also limit the ability of the Portfolio to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Portfolio owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Portfolio owns will affect its net asset value per share. If market quotations are not readily available for the Portfolio's lower rated or nonrated securities, these securities will be valued at fair value by the Adviser based on procedures approved by the Trustees. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.


     Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Portfolio accrues income on these securities prior to the receipt of cash payments. The Portfolio must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose a portion of its portfolio securities to satisfy distribution requirements.

     While credit ratings are only one factor the Adviser relies on in evaluating lower rated debt securities, certain risks are associated with using credit ratings. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Adviser continuously monitors the issuers of lower rated debt securities in its portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Portfolio's investment objective may be more dependent upon the Adviser's credit analysis than is the case for higher quality debt securities. Credit ratings for individual securities may change from time to time and the Portfolio may retain a portfolio security whose rating has been changed.

     Investors should consider carefully the additional risks associated with investment in securities which carry lower ratings, which are not generally meant for short-term investment.

EMERGING GROWTH PORTFOLIO

     The investment objective of the Emerging Growth Portfolio is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Adviser to be emerging growth companies. Any ordinary income received from portfolio securities is entirely incidental.

     As a fundamental investment policy, the Portfolio under normal conditions invests at least 65% of its total assets in common stocks of small and medium sized companies (less than $2 billion of market capitalization), both domestic and foreign, considered by the Adviser to be in emerging growth companies. The companies may be in the early stages of their respective life cycles and the Adviser believes such companies have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. While the Portfolio will invest primarily in common stocks, to a limited extent it may invest in other securities such as preferred stocks, convertible securities and warrants.


     The Portfolio does not limit its investment to any single group or type of security. The Portfolio may also invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

     The Portfolio's primary approach is to seek what the Adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.


     The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. See "Investment Practices -- Foreign Securities." Additionally, the Portfolio may invest up to 15% of the value of its assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933) and in other securities not having readily available market quotations. The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers which involve certain risks. The Portfolio may invest in warrants so long as such investments aggregate less than 5% of the Portfolio's total assets. The risks involved in investing in restricted securities, warrants and repurchase agreements are described in the Statement of Additional Information.


ENTERPRISE PORTFOLIO

     The investment objective of the Enterprise Portfolio is to seek capital appreciation through investments in securities believed by the Adviser to have above average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation.

     The Portfolio invests principally in growth common stocks. Such securities generally include those of companies with established records of growth in sales or earnings, and companies with new products, new services, or new processes. The Portfolio may also invest in companies in cyclical industries during periods when their securities appear attractive to the Adviser for capital appreciation. In addition to common stock, the Portfolio may invest in warrants and preferred stocks, and in investment companies. See "Investment Practices -- Investment in Investment Companies."

     The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and investment grade corporate or government bonds in order to provide liquidity. Such investments may be increased to up to 100% of the Portfolio's assets when deemed appropriate by the Adviser for temporary defensive purposes. Short-term investments may include repurchase agreements with banks or broker-dealers. See "Investment
Practices -- Repurchase Agreements."

     The Portfolio's primary approach is to seek what the Adviser believes to be attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective. The Portfolio may also invest in debt securities of foreign issuers, including non-U.S. dollar denominated debt securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Portfolio will limit its investment in foreign securities to 10% of its total assets, taken at market value at the time of each investment. See "Investment Practices -- Foreign Securities." The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. Options, futures contracts and options on futures contracts are described in "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

GOVERNMENT PORTFOLIO

GENERAL

     The investment objective of the Government Portfolio is to seek to provide investors with a high current return consistent with preservation of capital. The Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 80% of the total assets of the Portfolio are invested in such securities. The Portfolio may invest its remaining assets (up to 20%) in other government related securities and in repurchase agreements fully collateralized by U.S. Government securities. The other government related securities include mortgage-related and mortgage-backed securities and certificates issued by financial institutions or broker-dealers representing "stripped" mortgage-related securities. See "Other Government Related Securities" below. In order to hedge against changes in interest rates, the Portfolio may purchase or sell options and engage in transactions involving interest rate futures contracts and options on such contracts. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and the Statement of Additional Information for discussion of options, futures contracts and options on futures contracts. The Portfolio may also purchase or sell U.S. Government securities on a forward commitment basis. See "Investment Practices -- Forward Commitments." The Portfolio is not designed for investors seeking capital appreciation. Shares of the Portfolio are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or by any other person or entity. There is no assurance that the Portfolio's objective will be achieved.

     Since the value of U.S. Government securities owned by the Portfolio will fluctuate depending upon market factors and inversely with prevailing interest rates, the net asset value of shares of the Portfolio will fluctuate. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. In addition, for a given change in interest rates, longer-maturity debt securities fluctuate more in price (gaining or losing more in value) than shorter-maturity debt securities, and generally offer higher yields than shorter-maturity debt securities, all other factors, including credit quality, being equal. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of four to six years. Duration is a measure of the expected life of a debt security that incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

     Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. With respect to some securities, there are some situations where even a duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

     The Portfolio often purchases debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.


     The principal reason for selling call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. By selling options, the Portfolio reduces its potential for capital appreciation on debt securities if interest rates decline. Thus if market prices of debt securities increase, the Portfolio receives less total return from its optioned positions than it would have received if the options had not been sold. During periods when the Portfolio has capital loss carry forwards, any capital gains generated from such transactions will be retained in the Portfolio. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and "Dividends, Distributions and Taxes" and the Statement of Additional Information for discussion of options, futures contracts and options on futures contracts.



     The purchase and sale of options may result in a high portfolio turnover rate. The Portfolio's turnover rate is shown in the table of "Financial Highlights." See "Investment Practices -- Portfolio Turnover."



     The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. Government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Code (as defined below) at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes." In the event the Portfolio does not meet the diversification requirements of Section 817(h) of the Code, the policies funded by shares of the Portfolio will not be treated as life insurance for Federal income tax purposes and the owners of the policies will be subject to taxation on their share of the dividends and distributions paid by the Portfolio.


U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some of which are backed only by the credit of the issuer itself.

     Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are what this Prospectus calls "mortgage-related securities."


     Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend to FNMA at any time, neither the United States nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.


     Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securityholders (such as the Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the securityholders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

OTHER GOVERNMENT RELATED SECURITIES

     The Portfolio may invest up to 20% of its assets in other government related securities and in repurchase agreements fully collateralized by U.S. Government securities. A principal type of government related security in which the Portfolio may invest are mortgage-backed securities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

     CMOs are debt securities issued by U.S. Government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

     REMICs, which were authorized under the Tax Reform Act of 1986 (the "Tax Reform Act"), are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Portfolio will invest in such privately issued securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Portfolio intends to invest in privately issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally-recognized rating agency.

STRIPPED SECURITIES

     Stripped mortgage-related securities (hereinafter referred to as "Stripped Mortgage Securities") are derivative multiclass mortgage securities. Stripped Mortgage Securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield-to-maturity since interest payments cease as soon as the related principal amount is repaid. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of such securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. Such securities may involve greater risk than securities issued directly by the U.S. Government, its agencies or instrumentalities.

     Although the market for government-issued IO and PO securities backed by fixed-rate mortgages is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Trustees will establish guidelines and standards for determining whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped Mortgage Securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.

GROWTH AND INCOME PORTFOLIO

     The Growth and Income Portfolio's investment objective is to seek long-term growth of capital and income. Since investment in securities involves potential gain or loss, there is no assurance that the Portfolio's objective will be achieved.

     In view of the investment objective, the Portfolio generally invests principally in income-producing equity securities including common stocks and convertible securities; although invest-ments are also made in non-convertible preferred stocks and debt securities rated "investment grade," i.e., within the four highest grades assigned by S&P or by Moody's. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The market prices of preferred stocks and debt securities generally fluctuate with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The Portfolio may also invest in warrants and in securities of newly-formed companies and in investment companies. See "Investment Practices -- Investment in Investment Companies." The Portfolio may invest up to 15% of its assets in securities of foreign issuers. See "Investment Practices -- Foreign Securities." The Portfolio may enter into repurchase agreements with banks and broker-dealers which involves certain risks or may lend portfolio securities on a fully collateralized basis. See "Investment Practices -- Repurchase Agreements" and "Investment
Practices -- Loans of Portfolio Securities". When deemed appropriate for temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in U.S. Government securities and investment grade corporate debt securities.


     The Portfolio may dispose of a security whenever, in the opinion of the Adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend of or other factors affecting an individual security, changes in the relative market performance of or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

MONEY MARKET PORTFOLIO

     The investment objective of the Money Market Portfolio is to seek protection of capital and high current income through investments in money market instruments. The investment policies, the percentage limitations, and the kinds of securities in which the Portfolio can invest may be changed by the Trustees, unless expressly governed by those limitations stated under "Investment Restrictions" in the Statement of Additional Information which can be changed only by action of the shareholders of the Portfolio. It is not the intention of the Trustees, however, to change these policies without prior notice to shareholders.

     The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money-market instruments maturing within one year with a dollar-weighted average maturity of 90 days or less. It seeks high current income from these short-term investments to the extent consistent with protection of capital. Of course, there can be no guarantee that the Portfolio will achieve its objective or be able at all times to maintain its net asset value per share at $1.00. In addition, the daily dividend rate paid by the Portfolio may be expected to fluctuate. The Portfolio uses the amortized cost method for valuing portfolio securities purchased at a discount. See "Determination of Net Asset Value." It may invest in instruments of the following types, all of which will be U.S. dollar obligations:

OBLIGATIONS OF THE U.S. GOVERNMENT AND ITS AGENCIES

     The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the

Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

BANK OBLIGATIONS

     The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

     The Portfolio may invest in short-term obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization), or (b) if not rated, are of comparable quality as determined in accordance with procedures established by the Trustees. See the Statement of Additional Information. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. (See the Appendix in the Statement of Additional Information for an explanation of these ratings). The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category.

REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreements with banks and broker-dealers which involve certain risks in the event of a default by the other party. See "Investment Practices -- Repurchase Agreements."


REAL ESTATE SECURITIES PORTFOLIO



     General. The Real Estate Securities Portfolio's primary investment objective is to provide shareholders with long-term growth of capital. Current income is a secondary consideration. The Portfolio will seek to achieve its investment objectives by investing principally in a diversified portfolio of Real Estate Securities which include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber products and hotel and entertainment companies. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's or BBB by S&P, a comparable rating by any other nationally recognized statistical rating organization or if unrated, determined by the Adviser to be of comparable quality. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in ratings does not require the Portfolio to dispose of a security. Securities rated Baa by Moody's or BBB by S&P are considered to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The rating of the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Portfolio may invest more than 25% of its total assets in the real estate industry.

     Under normal market conditions, the Portfolio may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments.


     The Portfolio may invest up to 25% of its assets in securities issued by foreign issuers, some or all of which also may be Real Estate Securities. See "Investment Practices -- Foreign Securities." The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. Options, futures contracts and related options are described in "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and the Statement of Additional Information.


     For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in short-term investments as described below. The Portfolio will assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that the Adviser believes there to be extraordinary risks in being primarily in Real Estate Securities.

     There can be no assurance that the Portfolio will achieve its investment objectives.

     Short-Term Investments. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Portfolio will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. Such temporary investments may be made either for liquidity purposes, to meet shareholder redemption requirements or as a temporary defensive measure.

     Risk Factors. Although the Portfolio does not invest directly in real estate, an investment in the Portfolio will generally be subject to the risks associated with real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties of tenants and changes in interest rates. The value of securities of companies which service the real estate industry will also be affected by such risks. If the Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.


     In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such real estate investment trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. Like investment companies such as the Portfolio, real estate investment trusts are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of any expenses paid by the real estate investment trusts in which it invests in addition to the expenses paid by the Portfolio.

     Because of the Portfolio's policy of concentrating its investments in Real Estate Securities, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry.

     Additional information about the Portfolio's investment practices and the risks associated with such practices are contained in "Investment Practices" herein and in the Statement of Additional Information.

STRATEGIC STOCK PORTFOLIO

     General. The investment objective of the Strategic Stock Portfolio is to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital.

     The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI Index. The DJIA was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The MSCI Index consists of approximately 370 large domestic companies in the United States and has existed since January 1, 1970.

     In selecting securities for the Fund, the Adviser intends to follow the following policies (the "Strategic Selection Policies").


     The ten highest dividend yielding securities in the DJIA are identified for investment. In addition, all companies having securities in the MSCI Index are reviewed by the Adviser and securities of companies in the financial or utility sectors and of companies having securities included in the DJIA are excluded. The remaining pool of MSCI Index securities is further evaluated and securities of companies that do not have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth are excluded. The Adviser also excludes MSCI Index securities that are in the bottom 25% of all MSCI Index securities measured in terms of total annual trading volume. MSCI Index securities of the remaining companies are ranked by dividend yield, and the ten highest-yielding such MSCI Index securities are identified for investment. In the event that this process results in less than 10 remaining MSCI Index securities, those companies with the most favorable one- and three-year sales and earnings performance and two-year dividend performance as determined by the Adviser are added back until the number of MSCI Index securities equals 10. Dividend yield for purposes of applying the foregoing investment policies is calculated for each security by annualizing the last quarterly or semi-annual ordinary dividend declared on the security and dividing the result by the security's closing sale price on the applicable date. This yield is historical and there can be no assurance that any dividends will be declared or paid in the future.



     The 20 securities so identified (the "Strategic Securities") represented the Portfolio's initial investments. The Adviser periodically employs the same Strategic Selection Policies to identify a new list of 20 Strategic Securities and reviews and adjusts a portion or all of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 Strategic Securities. In this manner, the Adviser expects that beginning with the reevaluation in month thirteen each security in the Portfolio will be reviewed and potentially adjusted approximately annually, although reviews and adjustments may be made more frequently. For a more detailed discussion of the Portfolio's investment policies, including the frequency of security reevaluations and the portion of the Portfolio's assets that the Adviser presently expects to reevaluate at the end of each period, see the Statement of Additional Information.



     The Adviser generally seeks to allocate cash available for investment due to the sale of new Shares of the Portfolio and the receipt of dividends and interest income from the portfolio investments approximately proportionately among the current list of Strategic Securities in the Portfolio. To the extent that the Strategic Stock Portfolio is required to dispose of securities in order to satisfy redemption requests, make distributions, pay expenses or otherwise raise cash for operational purposes, the Adviser generally intends to sell approximately proportionate amounts of securities from all securities in the Portfolio.

     Application of the foregoing Strategic Selection Policies will be subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify to be treated for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Code or in order to comply with requirements of the 1940 Act. The Portfolio is subject to investment diversification requirements that generally provide that the Portfolio may not, with respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. Further, the Portfolio generally may not invest more than 25% of the value of its total assets in securities of issuers in any particular industry. The Portfolio's satisfaction of these requirements will take precedent over the Strategic Selection Policies. In addition, the Adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. In selecting securities for investment or disposition at times that the Portfolio's investment policies and restrictions do not permit full implementation of the Strategic Selection Policies, the Adviser will have sole discretion to select securities for purchase or sale and generally will make such selections in a manner that is consistent with the Portfolio's investment objective and in a manner that it believes is consistent with the investment rationale that is the basis for the Strategic Selection Policies.



     The Portfolio will continue to hold securities, even though such securities may not be included in the most recent list of Strategic Securities determined for the review and adjustment of a portion of the Portfolio's assets. In addition, although each new list of Strategic Securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Adviser expects that the number of securities held by the Portfolio may over time increase and that the Portfolio may at times hold 40 or more different securities.


     The Strategic Stock Portfolio may invest up to 5% of its total assets in options on equity securities indices, futures contracts on such indices and options on such futures contracts for both hedging purposes and in an attempt to enhance gain. The Strategic Stock Portfolio also may invest up to 5% of its total assets in securities of other registered investment companies that seek to provide investment results that generally correspond to the performance of securities included in one or more broad market indices. Investment in securities of other investment companies will subject the Portfolio to additional and potentially duplicative costs and expenses, including investment management fees charged by such registered investment companies. Pending investment and for temporary defensive purposes the Portfolio may invest without limit in short-term, high quality fixed income securities and in money-market instruments. The Adviser expects that the portfolio turnover rate for the Strategic Stock Portfolio will not exceed 100%. A high rate of portfolio turnover may result in increased brokerage and other transaction expenses.

     The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Strategic Stock Portfolio a license to use the DJIA. Dow Jones & Company, Inc. has not participated in any way in the creation of the Strategic Stock Portfolio or in the selection of the stocks included in such Portfolio and has not approved any information herein relating thereto. Shares of the Strategic Stock Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA, and it is expected that their prices will not parallel or correlate with such movements.

     The Strategic Stock Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in investment portfolios generally or in the Strategic Stock Portfolio particularly or the ability of the MSCI Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI Index which is determined, composed and calculated by Morgan Stanley without regard to this Portfolio. Morgan Stanley has no obligation to take the needs of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.


     ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


     Risk Factors. There is no guarantee that the investment objective of the Portfolio will be achieved because it is subject to the continuing ability of the respective issuers of equities in which the Portfolio invests to declare and pay dividends and because the market value of such equities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. There can be no assurance that the value of the underlying securities will increase or that the issuers of the securities will pay dividends on outstanding securities. The declaration of dividends by any issuer depends upon several factors including the financial condition of the issuer and general economic conditions. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield of certain securities that the Portfolio will acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Adviser generally will not take these considerations into account in implementing the Strategic Selection Policies and, accordingly, the Portfolio may at times acquire securities of companies that the market and the Adviser believe are more susceptible to financial difficulty and corresponding adverse market performance than are other companies with securities included in the DJIA or in the MSCI Index.

     In addition, investors should be aware that the Portfolio is not "actively managed." Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Adviser. In addition, only a portion of the Portfolio's assets may be reviewed and adjusted for any given period. As a result, although the Portfolio may (but need not) dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of a security having declined to such an extent or other factors existing so that in the opinion of the Adviser the retention of such security would be detrimental to the Portfolio, the adverse financial condition of a company will not result in its elimination from the Portfolio prior to scheduled review and adjustment except under extraordinary circumstances. Similarly, securities held in the Portfolio ordinarily will not be sold by the Portfolio for the purpose of taking advantage of market fluctuations or changes in anticipated rates of appreciation.

INVESTMENT PRACTICES


     Repurchase Agreements. Each Portfolio may enter into repurchase agreements with banks or broker-dealers which are deemed creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Repurchase agreements involve certain risks in the event of a default by the other party. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Portfolio could experience delays and expenses in liquidating the underlying securities and a Portfolio could incur losses including: (a) possible decline in the value of the underlying security during the period while a Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, exceeds such Portfolio's limitation on illiquid securities described below.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolios than would be available to the Portfolios investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


     Loans of Portfolio Securities. Each Portfolio, except the Real Estate Securities Portfolio, may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 10% of the total value of that Portfolio's assets and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. See the Statement of Additional Information.



     Foreign Securities. The Domestic Income Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio may invest up to 25%, 20%, 10%, 15% and 25%, respectively, of the value of such Portfolios' total assets in securities issued by foreign issuers. With respect to the Real Estate Securities Portfolio, some of such securities may also be Real Estate Securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since a Portfolio may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Portfolio's assets denominated in that currency and a Portfolio's yield on such assets.


     A Portfolio may also purchase foreign securities in the form of ADRs and EDRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or

"unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce a Portfolio's total return on such investments and the amounts available for distributions by a Portfolio to its shareholders. See "Dividends, Distributions and Taxes." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     Foreign Currency Transactions. The value of a Portfolio's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. A Portfolio does not purchase and sell foreign currencies as an investment.

     A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

     A Portfolio may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before a Portfolio purchases a foreign security traded in the hedged currency which a Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. A Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.

     The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.


     Illiquid and Restricted Securities. Each of the Emerging Growth Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio may invest up to 15% of its net assets in illiquid and restricted securities. Each of the Domestic Income Portfolio, Enterprise Portfolio, Government Portfolio and Money Market Portfolio may invest up to 5% of its net assets in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will monitor a Portfolio's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in a Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by a Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that a Portfolio's Trustees believe accurately reflects fair value.



     Forward Commitments. The Domestic Income Portfolio, the Government Portfolio and the Real Estate Securities Portfolio may purchase or sell U.S. Government securities (or debt securities with respect to the Real Estate Securities Portfolio) on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

     Each Portfolio may either settle a Forward Commitment by taking delivery of the securities or may resell or repurchase a Forward Commitment on or before the settlement date in which event a Portfolio may reinvest the proceeds in another Forward Commitment. A Portfolio's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, a Portfolio relies on the other party to complete the transaction; should the other party fail to do so, a Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

     Each Portfolio maintains a segregated account (which is marked to market daily) of cash, liquid securities or the security covered by the Forward Commitment (in the case of a Forward Currency sale) with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.


     Portfolio Turnover. Each Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Securities with maturities of less than one year are excluded in the computation of the portfolio turnover rate. The portfolio turnover rate is not a limiting factor when the Adviser deems it desirable to purchase or sell securities or to engage in transactions in options, futures contracts and options on futures contracts on behalf of the Emerging Growth Portfolio, the Enterprise Portfolio, the Government Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio or the Strategic Stock Portfolio. The annual turnover rates of each Portfolio is shown under "Financial Highlights." The turnover rate for certain Portfolios may exceed 100%, which is higher than that of many other investment companies. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by a Portfolio. In addition, higher portfolio turnover may increase the recognition of short-term, rather than long-term, capital gains. See "Dividends, Distributions and Taxes."



     Using Options, Futures Contracts and Options on Futures Contracts. The Emerging Growth Portfolio, the Enterprise Portfolio, the Government Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio may purchase or sell options, futures contracts or options on futures contracts. The Portfolios expect to utilize options, futures contracts and options thereon in several different ways, depending upon the status of a Portfolio's portfolio securities and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for a discussion of options, futures contracts and options on futures contracts.



     Potential Risks of Options, Futures Contracts and Options on Futures Contracts. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, the purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to a Portfolio, if the Adviser is not successful in employing such instruments in managing a Portfolio's investments, a Portfolio's performance will be worse than if a Portfolio did not make such investments. In addition, a Portfolio would pay commissions and other costs in connection with such investments, which may increase a Portfolio's expenses and reduce its return. Each Portfolio is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. A Portfolio will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting a Portfolio to require to the Counterparty to sell the option back to a Portfolio at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by a Portfolio, and portfolio securities covering OTC Options sold by a Portfolio, are illiquid securities subject to a Portfolio limitation on illiquid securities described above. A Portfolio will not enter into a futures contract or option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and related options.



     In order to prevent leverage in connection with the purchase of futures contracts thereon by a Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. A more complete discussion of the potential risks involved in transactions in options, futures contracts and options on futures contracts is contained in the Statement of Additional Information.


     Investment in Investment Companies. The Enterprise Portfolio and the Growth and Income Portfolio may invest in one or more investment companies advised by the Adviser and its affiliates, including Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund") and Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund"). The shares of the Small Cap Fund and Foreign Securities Fund are available for investment only by certain Van Kampen American Capital funds. The Adviser believes that the use of the Small Cap Fund and Foreign Securities Fund may, from time to time, provide such Portfolios the most effective exposure to the performance of the small capitalization sector of the stock market and to foreign securities while at the same time minimizing costs. The advisers charge no advisory fees for managing the Small Cap Fund or Foreign Securities Fund, nor are there any sales load or other charges associated with distribution of its shares. Other expenses incurred by the Small Cap Fund and Foreign Securities Fund are borne by them, and thus indirectly by the Van Kampen American Capital funds that invest in them. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Small Cap Fund or the Foreign Securities Fund will result in cost savings for the Fund and other Van Kampen American Capital funds. In large part, these savings are attributable to the fact that administrative actions that would have to be performed multiple times if each Van Kampen American Capital fund held its own portfolio of small capitalization or foreign securities will need to be performed only once. The Adviser expects that the Small Cap Fund and Foreign Securities Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization or foreign securities were purchased separately by a Portfolio and other Van Kampen American Capital funds. A Portfolio's investment in the Small Cap Fund and the Foreign Securities Fund are subject to the terms and conditions set forth in the SEC exemptive orders authorizing such investments.

     The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies. The securities of foreign issuers that the Foreign Securities Fund may invest in are subject to certain risks as described under "Investment Practices -- Foreign Securities."

     The Enterprise Portfolio and the Growth and Income Portfolio will each be deemed to own a pro rata portion of each investment of the Small Cap Fund and Foreign Securities Fund. For example, if a Portfolio's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had 5% of its assets invested in the electronics industry, the Portfolio would be considered to have an investment of $500,000 in the electronics industry.


     Brokerage Practices. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for a Portfolio and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser may to place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Trust, the Adviser or the Distributor and with brokerage firms participating in the distribution of shares of a Portfolio if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Portfolio.


THE TRUST AND ITS MANAGEMENT

     The Trust is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.


     Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which each Portfolio may invest which, in turn, may adversely affect the net asset value of such Portfolio.



     THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     ADVISORY AGREEMENTS. The Trust and the Adviser are parties to an investment advisory agreement (the "Combined Advisory Agreement"), pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios of the Trust (the "Combined Portfolios") including the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio. The Trust and the Adviser are also parties to additional investment advisory agreements for its remaining portfolios, including four investment advisory agreements designated herein as "Emerging Growth Advisory Agreement", "Growth and Income Advisory Agreement", "Real Estate Advisory Agreement" and the "Strategic Stock Advisory Agreement" pursuant to which the Trust retains the Adviser to manage the investment of assets and placement orders for the purchase and sale of portfolio securities for the Emerging Growth Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio, respectively. The Combined Advisory Agreement, Emerging Growth Advisory Agreement, Growth and Income Advisory Agreement, Real Estate Advisory Agreement and Strategic Stock Advisory Agreement are referred to herein collectively as the "Advisory Agreements".



     Under the Advisory Agreements, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of each Portfolio. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. The Trust also pays custodian fees, legal and auditing fees, trustees' fees (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, Distributor, ACCESS, Van Kampen American Capital or Morgan Stanley Dean Witter & Co.), the costs of registration of its shares and reports and proxies to shareholders and all other ordinary expenses not specifically assumed by the Adviser or the Distributor.



     Under the Combined Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on the combined average daily net assets of the Combined Portfolios at an annual rate of 0.50% of the first $500 million of such Portfolios' aggregate average net assets, 0.45% of the next $500 million of such Portfolios' aggregate average net assets, and 0.40% of such Portfolios' aggregate average net assets in excess of $1 billion. Each Portfolio pays its pro rata share of the fee based upon its average daily net assets. The Combined Advisory Agreement provides that in the event the ordinary business expenses of certain Portfolios including the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Portfolio monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Expenses subject to such limitation do not include (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Combined Advisory Agreement, and (4) any distribution expenses which may be incurred by a Portfolio in the event a Distribution Plan is adopted. In addition to the contractual expense limitation, the Adviser also voluntarily elected to reimburse the Domestic Income Portfolio, the Enterprise Portfolio, the Governmental Portfolio and the Money Market Portfolio for all ordinary business expenses in excess of 0.60% of the average daily net assets. For the fiscal year ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust, before expense reimbursements, equaled 0.55%, 0.52%, 0.53% and 0.55% for the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio, respectively, of each Portfolio's average daily net assets. For the same period, each Portfolio's net total operating expenses (after fee waivers and expense reimbursements) were 0.60%. In the absence of waivers/reimbursements, the total operating expenses would have been 1.05%, 0.66%, 0.74% and 0.98% for the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio. There can be no assurance the Adviser will continue to waive its fee or reimburse expenses in the future.



     Under the Emerging Growth Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Emerging Growth Portfolio at an annual rate of 0.70%. For the fiscal year ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust, before fee waivers and expense reimbursements, were 0.83% of the Portfolio's average net assets. For the same period, the Portfolio's net total operating expenses (after fee waivers and expense reimbursements) were 0.85%. In the absence of waivers/reimbursements, the total operating expenses would have been 2.14%. There can be no assurance the Adviser will continue to waive its fee or reimburse expenses in the future.



     Under the Growth and Income Advisory Agreement, the Trust pays the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Growth and Income Portfolio at an annual rate of 0.60% of the first $500 million of the Growth and Income Portfolio's average daily net assets; and 0.55% of the Growth and Income Portfolio's average daily net assets in excess of $500 million. For the fiscal year ended December 31, 1997, advisory fees plus the cost of accounting service payable by the Trust before expense reimbursements, were 0.68% of the Portfolio's average net assets. For the same period, the Portfolio's net total operating expenses (after fee waivers and expense reimbursements) were 0.75%. In the absence of waivers/reimbursements, total operating expenses would have been 1.63%. There can be no assurance that the Adviser will continue to waive its fees or reimburse expenses in the future.



     Under the Real Estate Advisory Agreement, the Trust pays the Adviser a monthly fee computed on average daily net assets of the Real Estate Securities Portfolio at the annual rate of 1.00% of the Real Estate Securities Portfolio's average daily net assets. This fee is higher than that charged by most other mutual funds but the Trustees believe it is justified by the special nature of the Real Estate Securities Portfolio and is not necessarily higher than the fees charged by certain mutual funds with investment objectives and policies similar to those of the Real Estate Securities Portfolio. For the fiscal year ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust were 1.01% of the Portfolio's average net assets. For the same period, the Portfolio's net total operating expenses were 1.07%.



     Under the Strategic Stock Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Strategic Stock Portfolio at an annual rate of 0.50% of the first $500 million of the Strategic Stock Portfolio's average net assets and 0.45% of such Portfolio's average net assets in excess of $500 million. For the fiscal period ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust before expense reimbursements, were 0.48% of the Portfolio's average daily net assets. For the same period, the Portfolio's the net total operating expenses (after fee waivers and expense reimbursements) were 0.61%. In the absence of waivers/reimbursements, total operating expenses would have been 2.59%. There can be no assurance the Adviser will continue to waive its fee or reimburse expenses in the future.


     From time to time the Adviser may agree to waive its investment advisory fees or any portion thereof or elect to reimburse any Portfolio for ordinary business expenses in excess of an agreed upon amount.

     With regard to the Money Market Portfolio, the Domestic Income Portfolio and Government Portfolio, the Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.").



     PERSONAL INVESTMENT POLICIES. The Trust and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Trust and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.


     PORTFOLIO MANAGEMENT. The Portfolios have different portfolio managers. Each portfolio manager is an employee of the Adviser.


     Walter W. Stabell, III is primarily responsible for the day-to-day management of the Domestic Income Portfolio's investment portfolio. Mr. Stabell is a Vice President and Portfolio Manager of the Adviser. From December, 1986 to August, 1989 Mr. Stabell was a Senior Securities Analyst of the Adviser. Mr. Stabell has been primarily responsible for managing the Portfolio's investment portfolio since June, 1990.



     The Emerging Growth Portfolio is managed by a management team headed by Gary M. Lewis. Mr. Lewis has been primarily responsible for managing the Portfolio's investment portfolio since its inception. Mr. Lewis has been Senior Vice President and Portfolio Manager of the Adviser since October 1995. Prior to that Mr. Lewis was Vice President and Portfolio Manager of the Adviser. Dudley Brickhouse, David Walker and Janet Willis are responsible as co-managers for the day-to-day management of the Emerging Growth Portfolio's investment portfolio. Mr. Brickhouse has been an Associate Portfolio Manager of the Adviser since September 1997. Prior to that Mr. Brickhouse was with NationsBank Investment Management. Mr. Walker has been an Assistant Vice President of the Adviser since June 1995. Prior to that Mr. Walker was a Quantitative Analyst of the Adviser. Ms. Willis has been an Assistant Vice President of the Adviser since December 1997. Prior to that Ms. Willis was Associate Portfolio Manager of the Adviser. Prior to July 1995, Ms. Willis was with AIM Capital Management, Inc.



     The Enterprise Portfolio is managed by a management team headed by Jeff New. Mr. New has been primarily responsible for managing the Fund's investment portfolio since March 1996. Mr. New has been Senior Vice President and Portfolio Manager of the Adviser and Advisory Corp. since December 1997. Prior to December 1997, Mr. New was Vice President and Portfolio Manager of the Adviser and Advisory Corp. Prior to 1994, Mr. New was Associate Portfolio Manager of the Adviser. Evan Harrel and Michael Davis are responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Harrel has been Vice President of the Adviser and Advisory Corp. since October 1996. Prior to that Mr. Harrel was Associate Portfolio Manager of the Adviser. Prior to May 1994, Mr. Harrel was a Vice President with Fayez Sarofim and Co. Mr. Davis has been Vice President and Portfolio Manager of the Adviser and Advisory Corp. since March 1998. Mr. Davis has been an investment professional since 1983 and was most recently the owner of Davis Equity, a stock research company.


     John R. Reynoldson is primarily responsible for the day-to-day management of the Government Portfolio's investment portfolio. Mr. Reynoldson has been Senior Vice President of the Adviser since July, 1991. Mr. Reynoldson has been primarily responsible for managing the Portfolio's investment portfolio since December, 1989.

     David R. Troth is primarily responsible for the day-to-day management of the Money Market Portfolio's investment portfolio. Mr. Troth has been Senior Vice President of the Adviser since March, 1978. Mr. Troth has been primarily responsible for managing the Portfolio's investment portfolio since its inception.


     The Growth and Income Portfolio is managed by a management team headed by James A. Gilligan. Bret Stanley and Scott Carroll are responsible as co-managers for the day-to-day management of the Growth and Income Portfolio's investment portfolio. Mr. Gilligan and Mr. Stanley have been responsible for managing the Portfolio's investment portfolio since its inception. Mr. Gilligan has been Senior Vice President and Portfolio Manager of the Adviser since September 1995. Prior to that Mr. Gilligan was Vice President and Portfolio Manager of the Adviser. Mr. Stanley has been Vice President and Portfolio Manager of the Adviser since October 1996. Prior to that time, Mr. Stanley was Assistant Vice President and Associate Portfolio Manager of the Adviser. Prior to January 1995, Mr. Stanley was a Portfolio Manager with Gulf Investment Management. Mr. Carroll has been Associate Portfolio Manager of the Adviser since December 1996. Prior to that Mr. Carroll was an Equity Analyst with Lincoln Capital Management Company. Prior to September 1992, Mr. Carroll was a Senior Internal Auditor with Pittway Corporation.


     Russell C. Platt and Theodore R. Bigman assumed responsibility for the day-to-day management of the Morgan Stanley Real Estate Securities Portfolio's investment portfolio effective January 1, 1997. Mr. Platt became Executive Vice President of the Adviser on December 31, 1996. Since 1994, Mr. Platt has also been a Principal, and as of December 1, 1996, a Managing Director, of Morgan Stanley Asset Management Inc. ("MSAM") where he has primary responsibility for managing the real estate securities investment business for MSAM and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. From 1990 to 1991, Mr. Platt was based in Morgan Stanley Realty's London Office. Prior to this he had extensive transaction responsibilities involving portfolio, retail, office, hotel and apartment sales and financings. Mr. Bigman became Senior Vice President of the Adviser on December 31, 1996. Since 1995, Mr. Bigman has also been a Vice President, and as of December 1, 1996, a Principal, of MSAM where, together with Mr. Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group.


     John Cunniff has been primarily responsible for the day-to-day management of the Strategic Stock Portfolio's investment portfolio since its inception. Mr. Cunniff is a Vice President of the Adviser and Advisory Corp. and has been employed by the Adviser since October 1995. Prior to that time, Mr. Cunniff was Vice President, Portfolio Manager at Templeton Quantitative Advisors.


PURCHASE OF SHARES


     The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust continuously offers shares in each of the Portfolios to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."


DETERMINATION OF NET ASSET VALUE

     Net asset value per share is computed for each Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying Prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of each Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.


     Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the most recent bid price. U.S. Government and agency obligations are valued at the last reported bid price. Listed options are valued at the last reported sale price in the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Options for which market quotations are not readily available are valued at a fair value by the Adviser based on procedures approved by the Trustees. Short-term investments for all Portfolios other than the Money Market Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.


     The Money Market Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities.

REDEMPTION OF SHARES

     Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market value of the securities in each Portfolio is subject to daily fluctuations and the net asset value of each Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     All dividends and capital gains distributions of each Portfolio are automatically reinvested by the Account in additional shares of such Portfolio.

     Shares of the Money Market Portfolio and Government Portfolio become entitled to income distributions declared on the day the shareholder service agent receives payment of the purchase price in the form of federal funds. Such shares do not receive income distributions declared on the date of redemption.

     Dividends of the Money Market Portfolio. The Money Market Portfolio declares income dividends each business day. The Portfolio's net income for dividend purposes is calculated daily and consists of interest accrued or discount earned, plus or minus any net realized gains or losses on portfolio securities, less any amortization of premium and the expenses of the Portfolio.


     Dividends and Distributions of the Domestic Income Portfolio, the Emerging Growth Portfolio, Enterprise Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio. Dividends from stocks and interest earned from other investments are the main source of income for these Portfolios. Substantially all of this income, less expenses, is distributed on an annual basis. When a Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including any losses carried forward from prior years. Each of these Portfolios distributes any net realized capital gains to the Account no less frequently than annually.

     Dividends and Distributions of the Government Portfolio. The Government Portfolio declares income dividends each business day. Such dividends are distributed monthly. The daily dividend is a fixed amount determined at least monthly which is expected not to exceed the net income of the Portfolio for the month divided by the number of business days in the month. The Government Portfolio intends to distribute monthly, or on such other basis as may be determined from time to time by the Trustees, its net realized short-term capital gains, including such gains realized from net premiums received from expired options, net gains from closing purchase transactions and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital loss. Net realized long-term capital gains, if any, are generally distributed at least annually.


     Tax Status of the Portfolios. Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By maintaining its qualification as a "regulated investment company," a Portfolio is not subject to federal income taxes to the extent it distributes its net investment income and net capital gains. If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



     Tax Treatment to Insurance Company as Shareholder. The Accounts are subject to the diversification requirements of Section 817(h) of the Code, which must be met at the end of each quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the United States Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer.



     Dividends paid by each Portfolio from its ordinary income and distributions of each Portfolio's net short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of a Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. The Trust will send to the Account a written notice required by the Code designating the amount and character of any distributions made during such year.



     Under the Code, any distributions designated as being made from a Portfolio's net long-term capital gains are taxable to the insurance company as long-term capital gains. Such distributions of long-term capital gains will be designated as a capital gains distribution in a written notice to the Account which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends received deduction. Dividends and capital gain distributions to the insurance company may also be subject to state and local taxes.


     As described in the accompanying Prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.


     Certain Investment Practices of Portfolios. Certain investment practices of a Portfolio may be subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Portfolio and affect the holding period of the securities held by the Portfolio and the character of the gains or losses realized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to maintain the Portfolio's qualification as a regulated investment company and avoid income and excise taxes. Each Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.


PORTFOLIO PERFORMANCE


     From time to time, the Portfolios, except the Money Market Portfolio, may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review total return calculations that include those expenses.


     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Portfolio.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     In addition to total return information, certain Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review yield calculations that include those expenses.


     From time to time, certain Portfolios may include in their sales literature and shareholder reports a quotation of the current "distribution rate" for shares of the Portfolio. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolio.


     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of a Portfolio. Such waiver/reimbursement will increase the yield or total return of a Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.



     From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The current and effective yields for the seven-day period ending December 31, 1997, and a description of the method by which the yield was calculated is contained in the Statement of Additional Information.


     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.


     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, NAREIT Equity REIT Index, Lehman Brothers REIT Index, the MSCI Index, Salomon Brothers High Grade Bond Index, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Portfolio published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Portfolio's shares. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce Portfolio performance.


     The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.


     The Trust's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the cover of this Prospectus.

DESCRIPTION OF SHARES OF THE TRUST


     The Trust was originally organized as a Massachusetts business trust on June 3, 1985. The Trust was reorganized as a business trust under the laws of Delaware on September 16, 1995 and adopted its current name at that time. The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest of $0.01 par value. Shares issued by the Trust are fully paid, non-assessable and have no preemptive or conversion rights.



     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.



     The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Trust but the assets of the Trust only shall be liable.


ADDITIONAL INFORMATION

     This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


     The fiscal year end of the Trust is December 31. The Trust sends to its shareholders at least semi-annually reports showing each Portfolio's portfolio and other information. An Annual Report, containing financial statements audited by the Trust's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

APPENDIX

DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE'S BOND RATINGS:

     AAA -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NONRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

STANDARD & POOR'S BOND RATINGS:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB -- B -- CCC -- CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

PREFERRED STOCK RATINGS:

     Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock except in the case of Moody's preferred stock ratings the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality distinctions are comparable to those described above for corporate bonds.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE PORTFOLIO'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833
VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Life Investment Trust Portfolios
Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
Life Investment Trust Portfolios
Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICE WATERHOUSE LLP

200 East Randolph Drive


Chicago, IL 60601

--------------------------------------------------------------------------------

                             LIFE INVESTMENT TRUST

--------------------------------------------------------------------------------





       P       R       O      S      P      E      C      T      U      S





                                 APRIL 30, 1998






------             A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH   ------
                          VAN KAMPEN AMERICAN CAPITAL




--------------------------------------------------------------------------------

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                                 (800) 421-5666


                                 April 30, 1998



     Van Kampen American Capital Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in ten separate portfolios. Shares of the Trust are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from Contract owners ("Contract Owners"). Such allocation rights are further described in the accompanying prospectus for the Contracts. Only the Enterprise Portfolio and the Strategic Stock Portfolio (the "Portfolios"), two of the Trust's ten portfolios, are described herein and offered by this Prospectus. The investment objectives of the two portfolios are as follows:

--------------------------------------------------------------------------------

     ENTERPRISE PORTFOLIO (formerly known as the Common Stock Fund) seeks capital appreciation through investments believed by the Adviser to have above average potential for capital appreciation.

     STRATEGIC STOCK PORTFOLIO seeks to provide investors with an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the Dow Jones Industrial Average (the "DJIA") or in the Morgan Stanley Capital International USA Index (the "MSCI Index"). Subject to the Portfolio's other investment policies and restrictions, the Portfolio attempts to achieve its investment objective by investing primarily in a portfolio of actively traded equity securities comprised of (i) high dividend yield stocks periodically selected from the companies included in the DJIA and (ii) high dividend yield stocks periodically selected from a pre-screened subset of the companies included in the MSCI Index. A security's dividend yield is a primary factor in the security selection process. The MSCI Index is the property of Morgan Stanley Capital International ("MSCI"). MSCI has granted a license for use by the Trust of the MSCI Index and related trademarks and tradenames. The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Strategic Stock Portfolio a license to use the DJIA. Neither MSCI nor Dow Jones & Company, Inc. has participated in any way in the creation of the Strategic Stock Portfolio or in the selection of the stocks included in such Portfolio and neither has approved any information herein relating thereto. Shares of the Strategic Stock Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA or the MSCI Index, and it is expected that their prices will not parallel or correlate with such movements.

     There is no assurance that any Portfolio will achieve its investment objectives.

--------------------------------------------------------------------------------


     This Prospectus tells Contract Owners briefly the information they should know before allocating premiums or cash value to a Portfolio. Investors should read and retain this Prospectus for future reference.


     THE SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



     A Statement of Additional Information dated April 30, 1998 containing additional information about the Trust and the Portfolios is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

CUSTODIAN:          State Street Bank and Trust
                    Company
                    225 Franklin Street
                    Boston, Massachusetts 02110

SHAREHOLDER         ACCESS Investor Services, Inc.
SERVICE AGENT:      P.O. Box 418256
                    Kansas City, Missouri 64141-9256
DISTRIBUTOR:        Van Kampen American Capital
                    Distributors, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

INVESTMENT          Van Kampen American Capital
ADVISER:            Asset Management, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

                               TABLE OF CONTENTS


                                           Page
Prospectus Summary.......................    3
Financial Highlights.....................    6
Introduction.............................    8
Investment Objectives and Policies.......    8
  Enterprise Portfolio...................    8
  Strategic Stock Portfolio..............    9
Investment Practices.....................   11
The Trust and Its Management.............   16



                                           Page
Purchase of Shares.......................   18
Determination of Net Asset Value.........   19
Redemption of Shares.....................   19
Dividends, Distributions and Taxes.......   19
Portfolio Performance....................   20
Description of Shares of the Trust.......   22
Additional Information...................   22


     No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust to make such an offer in such jurisdiction.

                               PROSPECTUS SUMMARY

Shares Offered..........Shares of Beneficial Interest in two Portfolios: the
                        Enterprise Portfolio and the Strategic Stock Portfolio (collectively, the "Portfolios"), separate portfolios of the Van Kampen American Capital Life Investment Trust (the "Trust").

Type of Company.........Diversified, open-end management investment company.


Investment Objectives...The Enterprise Portfolio seeks capital appreciation through investments in securities believed by the Adviser (defined below) to have above average potential for capital appreciation. The Strategic Stock Portfolio seeks above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the DJIA or in the MSCI Index. There can be no assurance that any Portfolio will achieve its investment objective.


Investment Policies and
  Risk Factors..........The Enterprise Portfolio invests principally in common stocks of companies which, in the judgment of the Adviser (defined below), have above average potential for capital appreciation. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. Use of options, futures contracts and options on futures contracts may include additional risk. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


                        The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI Index. The Portfolio initially invested approximately equally in 20 securities identified by the Adviser (defined below) based on the Portfolio's strategic selection policies as described below (the "Strategic Selection Policies"). The ten highest dividend yielding securities in the DJIA are identified for investment. In addition, all companies having securities in the MSCI Index are reviewed by the Adviser and securities of companies in the financial or utility sectors and of companies having securities included in the DJIA are excluded. The remaining pool of MSCI Index securities is further evaluated and securities of companies that do not have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth are excluded. The Adviser also excludes MSCI Index securities that are in the bottom 25% of all MSCI Index securities measured in terms of total annual trading volume. MSCI Index securities of the remaining companies are ranked by dividend yield, and the ten highest-yielding such MSCI Index securities are identified for investment. The 20 securities so identified (the "Strategic Securities") represented the Portfolio's initial investments. The Adviser periodically employs the same Strategic Selection Policies to identify a new list of 20 Strategic Securities and reviews and adjusts a portion or all of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 Strategic Securities. In this manner, the Adviser expects that each security in the Portfolio will be reviewed and potentially adjusted approximately annually. Application of the Strategic Selection Policies will be subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify to be treated for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or in order to comply with requirements of the Investment Company Act of 1940, as amended (the "1940 Act") (such as investment diversification requirements and industry concentration limitations). In addition, the Adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. Although each new list of Strategic Securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Adviser expects that the number of securities held by the Portfolio will over time increase and that the Portfolio may at times hold forty or more different securities. Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Adviser. As a result, the adverse financial condition of a company will not result in its elimination from the Portfolio, except under extraordinary circumstances. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield (calculated based on the current stock price and the annualized most recent dividend payment amount) of certain securities that the Portfolio may acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Adviser generally will not take these considerations into account in implementing the Strategic Selection Policies. Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


Redemption..............At the net asset value next determined after the
                        Portfolio receives a redemption request.

Investment Adviser......Van Kampen American Capital Asset Management, Inc. (the
"Adviser") is the investment adviser for each Portfolio.

Distributor.............Van Kampen American Capital Distributors, Inc. (the
                        "Distributor") distributes each Portfolio's shares.

Dividends and
  Distributions.........Dividends and any capital gains are declared and distributed annually.

         The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this
                                  Prospectus.

                              FINANCIAL HIGHLIGHTS



     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



ENTERPRISE PORTFOLIO



                                                                        YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------------------
                                        1997      1996      1995     1994     1993     1992     1991     1990     1989     1988
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Net Asset Value, Beginning of the
  Period.............................  $16.262    $14.69   $12.39   $14.57   $14.21   $13.44   $10.09   $11.30    $8.70     $7.97
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
  Net Investment Income..............     .091      .113      .32      .25      .21      .23     .265     .395      .40       .32
  Net Realized and Unrealized
    Gain/Loss........................    4.734     3.417     4.22   (.7625)  1.0325      .77     3.37    (1.17)    2.57      .765
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Total from Investment Operations.....    4.825     3.530     4.54   (.5125)  1.2425     1.00    3.635    (.775)    2.97     1.085
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Less:
  Distributions from Net Investment
    Income...........................     .096      .109    .3175      .25     .215      .23     .285     .435      .37       .30
  Distributions from Net Realized
    Gain.............................    2.885     1.849   1.9225   1.4175    .6675      -0-      -0-      -0-      -0-      .055
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Total Distributions..................    2.981     1.958     2.24   1.6675    .8825      .23     .285     .435      .37      .355
                                       -------   -------   ------   ------   ------   ------   ------   ------   ------   -------
Net Asset Value, End of the Period...  $18.106   $16.262   $14.69   $12.39   $14.57   $14.21   $13.44   $10.09   $11.30     $8.70
                                       =======   =======   ======   ======   ======   ======   ======   ======   ======   =======
Total Return*........................   30.66%    24.80%   36.98%   (3.39%)   8.98%    7.48%   36.41%   (6.84%)  34.23%    13.61%
Net Assets at End of the Period (In
  millions)..........................    $98.7     $84.8    $76.0    $67.5    $72.3    $65.6    $57.8    $27.2    $31.8     $24.0
Ratio of Expenses to Average Net
  Assets*............................     .60%      .60%     .60%     .60%     .60%     .60%     .60%     .60%     .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*................     .47%      .68%    2.06%    1.72%    1.41%    1.78%    2.33%    3.64%    3.74%     3.13%
Portfolio Turnover...................      82%      152%     145%     153%     139%     116%      95%     122%      86%       63%
Average Commission Paid per Equity
  Share Traded(1)....................   $.0566    $.0435       --       --       --       --       --       --       --        --
*If certain expenses had not been
 assumed by the Adviser. Total Return
 would have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................     .66%      .75%     .68%     .68%     .72%     .74%     .90%     .93%     .93%      .95%
Ratio of Net Investment Income to
  Average Net Assets.................     .41%      .53%    1.98%    1.64%    1.29%    1.64%    2.03%    3.31%    3.41%     2.78%


---------------------

(1)Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the most recent fiscal period) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.

STRATEGIC STOCK PORTFOLIO

                                                              NOVEMBER 3, 1997
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
                                                               OPERATIONS) TO
                                                                DECEMBER 31,
                                                                    1997
                                                              ----------------
Net Asset Value, Beginning of the Period....................       $10.000
                                                                 ---------
  Net Investment Income.....................................          .027
  Net Realized and Unrealized Gain..........................          .218
                                                                 ---------
Total from Investment Operations............................          .245
                                                                 ---------
Net Asset Value, End of the Period..........................       $10.245
                                                                 =========
Total Return*...............................................         2.45%(1)
Net Assets at End of the Period (In millions)...............          $2.5
Ratio of Expenses to Average Net Assets*....................          .61%
Ratio of Net Investment Income to Average Net Assets*.......         2.67%
Portfolio Turnover..........................................            0%(1)
Average Commission Paid per Equity Share Traded(2)..........        $.0282
*If certain expenses had not been assumed by the Adviser,
Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................         2.59%
Ratio of Net Investment Income to Average Net Assets........          .68%

---------------------
(1) Non-Annualized
(2)Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

INTRODUCTION

     The Trust is a duly organized Delaware business trust with ten separate portfolios. The Enterprise Portfolio and the Strategic Stock Portfolio are the only portfolios of the Trust which are described herein and offered pursuant to this Prospectus. Each portfolio has separate assets and liabilities and a separate net asset value per share. Shares of each portfolio represent an interest only in that portfolio. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the investment objectives of any portfolio will be met.

INVESTMENT OBJECTIVES AND POLICIES

     Each Portfolio of the Trust has a different investment objective which it pursues through separate investment policies as described below. See "Investment Practices" for further discussion of investment techniques and strategies. The investment objective of each Portfolio described herein is a fundamental policy and may not be changed without shareholder approval. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.

ENTERPRISE PORTFOLIO

     The investment objective of the Enterprise Portfolio is to seek capital appreciation through investments in securities believed by the Adviser to have above average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation.

     The Portfolio invests principally in growth common stocks. Such securities generally include those of companies with established records of growth in sales or earnings, and companies with new products, new services, or new processes. The Portfolio may also invest in companies in cyclical industries during periods when their securities appear attractive to the Adviser for capital appreciation. In addition to common stock, the Portfolio may invest in warrants and preferred stocks, and in investment companies. See "Investment Practices -- Investment in Investment Companies."

     The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and investment grade corporate or government bonds in order to provide liquidity. Such investments may be increased to up to 100% of the Portfolio's assets when deemed appropriate by the Adviser for temporary defensive purposes. Short-term investments may include repurchase agreements with banks or broker-dealers. See "Investment Practices -- Repurchase Agreements."

     The Portfolio's primary approach is to seek what the Adviser believes to be attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective. The Portfolio may also invest in debt securities of foreign issuers, including non-U.S. dollar denominated debt securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Portfolio will limit its investment in foreign securities to 10% of its total assets, taken at market value at the time of each investment. See "Investment Practices -- Foreign Securities." The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. Options, futures contracts and options on futures contracts are described in "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

STRATEGIC STOCK PORTFOLIO

     General. The investment objective of the Strategic Stock Portfolio is to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital.

     The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI Index. The DJIA was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The MSCI Index consists of approximately 370 large domestic companies in the United States and has existed since January 1, 1970.

     In selecting securities for the Fund, the Adviser intends to follow the following policies (the "Strategic Selection Policies").


     The ten highest dividend yielding securities in the DJIA are identified for investment. In addition, all companies having securities in the MSCI Index are reviewed by the Adviser and securities of companies in the financial or utility sectors and of companies having securities included in the DJIA are excluded. The remaining pool of MSCI Index securities is further evaluated and securities of companies that do not have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth are excluded. The Adviser also excludes MSCI Index securities that are in the bottom 25% of all MSCI Index securities measured in terms of total annual trading volume. MSCI Index securities of the remaining companies are ranked by dividend yield, and the ten highest-yielding such MSCI Index securities are identified for investment. In the event that this process results in less than 10 remaining MSCI Index securities, those companies with the most favorable one- and three-year sales and earnings performance and two-year dividend performance as determined by the Adviser are added back until the number of MSCI Index securities equals 10. Dividend yield for purposes of applying the foregoing investment policies is calculated for each security by annualizing the last quarterly or semi-annual ordinary dividend declared on the security and dividing the result by the security's closing sale price on the applicable date. This yield is historical and there can be no assurance that any dividends will be declared or paid in the future.



     The 20 securities so identified (the "Strategic Securities") represented the Portfolio's initial investments. The Adviser periodically employs the same Strategic Selection Policies to identify a new list of 20 Strategic Securities and reviews and adjusts a portion or all of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 Strategic Securities. In this manner, the Adviser expects that beginning with the reevaluation in month thirteen each security in the Portfolio will be reviewed and potentially adjusted approximately annually, although reviews and adjustments may be made more frequently. For a more detailed discussion of the Portfolio's investment policies, including the frequency of security reevaluations and the portion of the Portfolio's assets that the Adviser presently expects to reevaluate at the end of each period, see the Statement of Additional Information.



     The Adviser generally seeks to allocate cash available for investment due to the sale of new Shares of the Portfolio and the receipt of dividends and interest income from the portfolio investments approximately proportionately among the current list of Strategic Securities in the Portfolio. To the extent that the Strategic Stock Portfolio is required to dispose of securities in order to satisfy redemption requests, make distributions, pay expenses or otherwise raise cash for operational purposes, the Adviser generally intends to sell approximately proportionate amounts of securities from all securities in the Portfolio.



     Application of the foregoing Strategic Selection Policies will be subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify to be treated for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Code or in order to comply with requirements of the 1940 Act. The Portfolio is subject to investment diversification requirements that generally provide that the Portfolio may not, with respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. Further, the Portfolio generally may not invest more than 25% of the value of its total assets in securities of issuers in any particular industry. The Portfolio's satisfaction of these requirements will take precedent over the Strategic Selection Policies. In addition, the Adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. In selecting securities for investment or disposition at times that the Portfolio's investment policies and restrictions do not permit full implementation of the Strategic Selection Policies, the Adviser will have sole discretion to select securities for purchase or sale and generally will make such selections in a manner that is consistent with the Portfolio's investment objective and in a manner that it believes is consistent with the investment rationale that is the basis for the Strategic Selection Policies.



     The Portfolio will continue to hold securities, even though such securities may not be included in the most recent list of Strategic Securities determined for the review and adjustment of a portion of the Portfolio's assets. In addition, although each new list of Strategic Securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Adviser expects that the number of securities held by the Portfolio may over time increase and that the Portfolio may at times hold forty or more different securities.


     The Strategic Stock Portfolio may invest up to 5% of its total assets in options on equity securities indices, futures contracts on such indices and options on such futures contracts for both hedging purposes and in an attempt to enhance gain. The Strategic Stock Portfolio also may invest up to 5% of its total assets in securities of other registered investment companies that seek to provide investment results that generally correspond to the performance of securities included in one or more broad market indices. Investment in securities of other investment companies will subject the Portfolio to additional and potentially duplicative costs and expenses, including investment management fees charged by such registered investment companies. Pending investment and for temporary defensive purposes the Portfolio may invest without limit in short-term, high quality fixed income securities and in money-market instruments. The Adviser expects that the portfolio turnover rate for the Strategic Stock Portfolio will not exceed 100%. A high rate of portfolio turnover may result in increased brokerage and other transaction expenses.

     The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Strategic Stock Portfolio a license to use the DJIA. Dow Jones & Company, Inc. has not participated in any way in the creation of the Strategic Stock Portfolio or in the selection of the stocks included in such Portfolio and has not approved any information herein relating thereto. Shares of the Strategic Stock Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA, and it is expected that their prices will not parallel or correlate with such movements.

     The Strategic Stock Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in investment portfolios generally or in the Strategic Stock Portfolio particularly or the ability of the MSCI Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI Index which is determined, composed and calculated by Morgan Stanley without regard to this Portfolio. Morgan Stanley has no obligation to take the needs of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

     ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


     Risk Factors. There is no guarantee that the investment objective of the Portfolio will be achieved because it is subject to the continuing ability of the respective issuers of equities in which the Portfolio invests to declare and pay dividends and because the market value of such equities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. There can be no assurance that the value of the underlying securities will increase or that the issuers of the securities will pay dividends on outstanding securities. The declaration of dividends by any issuer depends upon several factors including the financial condition of the issuer and general economic conditions. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield of certain securities that the Portfolio will acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Adviser generally will not take these considerations into account in implementing the Strategic Selection Policies and, accordingly, the Portfolio may at times acquire securities of companies that the market and the Adviser believe are more susceptible to financial difficulty and corresponding adverse market performance than are other companies with securities included in the DJIA or in the MSCI Index.

     In addition, investors should be aware that the Portfolio is not "actively managed." Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Adviser. In addition, only a portion of the Portfolio's assets may be reviewed and adjusted for any given period. As a result, although the Portfolio may (but need not) dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of a security having declined to such an extent or other factors existing so that in the opinion of the Adviser the retention of such security would be detrimental to the Portfolio, the adverse financial condition of a company will not result in its elimination from the Portfolio prior to scheduled review and adjustment except under extraordinary circumstances. Similarly, securities held in the Portfolio ordinarily will not be sold by the Portfolio for the purpose of taking advantage of market fluctuations or changes in anticipated rates of appreciation.

INVESTMENT PRACTICES


     Repurchase Agreements. Each Portfolio may enter into repurchase agreements with banks or broker-dealers which are deemed creditworthy by the Adviser under guidelines approved by the

Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Repurchase agreements involve certain risks in the event of a default by the other party. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Portfolio could experience delays and expenses in liquidating the underlying securities and a Portfolio could incur losses including: (a) possible decline in the value of the underlying security during the period while a Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, exceeds the Portfolio's limitation in illiquid securities described below.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolios than would be available to the Portfolios investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


     Loans of Portfolio Securities. Each Portfolio may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 10% of the total value of that Portfolio's assets and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. See the Statement of Additional Information.


     Foreign Securities. The Enterprise Portfolio may invest up to 10% of the value of its total assets in securities issued by foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Portfolio may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets.

     The Enterprise Portfolio may also purchase foreign securities in the form of ADRs and EDRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Enterprise Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See "Dividends, Distributions and Taxes." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     Foreign Currency Transactions. The value of the Enterprise Portfolio's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Portfolio will incur costs in connection with conversions between various currencies. The Enterprise Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio does not purchase and sell foreign currencies as an investment.

     The Enterprise Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

     The Enterprise Portfolio may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Portfolio purchases a foreign security traded in the hedged currency which the Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Enterprise Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.

     The Enterprise Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.


     Illiquid and Restricted Securities. The Enterprise Portfolio may invest up to 5% of its total assets in illiquid and restricted securities. The Strategic Stock Portfolio may invest up to 15% of its net assets in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will monitor a Portfolio's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in a Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by a Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that a Portfolio's Trustees believe accurately reflects fair value.


     Portfolio Turnover. Each Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Securities with maturities of less than one year are excluded in the computation of the portfolio turnover rate. The portfolio turnover rate is not a limiting factor when the Adviser deems it desirable to purchase or sell securities or to engage in transactions in options, futures contracts and options on futures contracts on behalf of the Portfolios. The annual turnover rates of each Portfolio is shown under "Financial Highlights." Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by a Portfolio. In addition, higher portfolio turnover may increase the recognition of short-term, rather than long-term, capital gains. See "Dividends, Distributions and Taxes."

     Using Options, Futures Contracts and Options on Futures Contracts. The Portfolios may purchase or sell options, futures contracts or options on futures contracts. The Portfolios expect to utilize options, futures contracts and options thereon in several different ways, depending upon the status of a Portfolio's portfolio securities and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for a discussion of options, futures contracts and options on futures contracts.


     Potential Risks of Options, Futures Contracts and Options on Futures Contracts. In certain cases, the options and future markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, the purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to a Portfolio, if the Adviser is not successful in employing such instruments in managing a Portfolio's investments, a Portfolio's performance will be worse than if a Portfolio did not make such investments. In addition, a Portfolio would pay commissions and other costs in connection with such investments, which may increase a Portfolio's expenses and reduce its return. Each Portfolio is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. A Portfolio will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by a Portfolio, and portfolio securities covering OTC Options sold by a Portfolio, are illiquid securities subject to a Portfolio's limitation on illiquid securities described above. A Portfolio will not enter into a futures contract or option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and related options.



     In order to prevent leverage in connection with the purchase of futures contracts thereon by a Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. A more complete discussion of the potential risks involved in transactions in options, futures contracts and options on futures contracts is contained in the Statement of Additional Information.


     Investment in Investment Companies. The Enterprise Portfolio may invest in one or more investment companies advised by the Adviser and its affiliates, including Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund") and Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund"). The shares of the Small Cap Fund and Foreign Securities Fund are available for investment only by certain Van Kampen American Capital funds. The Adviser believes that the use of the Small Cap Fund and Foreign Securities Fund may, from time to time, provide such Portfolio the most effective exposure to the performance of the small capitalization sector of the stock market and to foreign securities while at the same time minimizing costs. The advisers charge no advisory fees for managing the Small Cap Fund or Foreign Securities Fund, nor are there any sales load or other charges associated with distribution of its shares. Other expenses incurred by the Small Cap Fund and Foreign Securities Fund are borne by them, and thus indirectly by the Van Kampen American Capital funds that invest in them. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Small Cap Fund or the Foreign Securities Fund will result in cost savings for the Enterprise Portfolio and other Van Kampen American Capital funds. In large part, these savings are attributable to the fact that administrative actions that would have to be performed multiple times if each Van Kampen American Capital fund held its own portfolio of small capitalization or foreign securities will need to be performed only once. The Adviser expects that the Small Cap Fund and Foreign Securities Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization or foreign securities were purchased separately by the Portfolio and other Van Kampen American Capital funds. The Enterprise Portfolio's investment in the Small Cap Fund and the Foreign Securities Fund is subject to the terms and conditions set forth in the SEC exemptive orders authorizing such investments.

     The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies. The securities of foreign issuers that the Foreign Securities Fund may invest in are subject to certain risks as described under "Investment Practices -- Foreign Securities."

     The Enterprise Portfolio will be deemed to own a pro rata portion of each investment of the Small Cap Fund and Foreign Securities Fund. For example, if such Portfolio's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had 5% of its assets invested in the electronics industry, the Portfolio would be considered to have an investment of $500,000 in the electronics industry.


     Brokerage Practices. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for a Portfolio and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Trust, the Adviser or the Distributor and with brokerage firms participating in the distribution of shares of a Portfolio if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Portfolio.


THE TRUST AND ITS MANAGEMENT

     The Trust is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.


     Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which each Portfolio may invest which, in turn, may adversely affect the net asset value of such Portfolio.



     THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen

American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     ADVISORY AGREEMENTS. The Trust and the Adviser are parties to an investment advisory agreement (the "Combined Advisory Agreement"), pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios of the Trust (the "Combined Portfolios"), including the Enterprise Portfolio. The Trust and the Adviser are also parties to additional investment advisory agreements for its remaining portfolios, including an investment advisory agreement designated herein as the "Strategic Stock Advisory Agreement" pursuant to which the Trust retains the Adviser to manage the investment of assets and placement orders for the purchase and sale of portfolio securities for the Strategic Stock Portfolio. The Combined Advisory Agreement and the Strategic Stock Advisory Agreement are referred to herein collectively as the "Advisory Agreements".



     Under the Advisory Agreements, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of each Portfolio. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. The Trust also pays custodian fees, legal and auditing fees, trustees' fees (other than those who are affiliated persons, as defined in the 1940 Act), of the Adviser, Distributor, ACCESS, Van Kampen American Capital or Morgan Stanley Dean Witter & Co.), the costs of registration of its shares and reports and proxies to shareholders and all other ordinary expenses not specifically assumed by the Adviser or the Distributor.



     Under the Combined Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on the combined average daily net assets of the Combined Portfolios at an annual rate of 0.50% of the first $500 million of such Portfolios' aggregate average net assets, 0.45% of the next $500 million of such Portfolios' aggregate average net assets, and 0.40% of such Portfolios' aggregate average net assets in excess of $1 billion. The Enterprise Portfolio pays its pro rata share of the fee based upon its average daily net assets. The Combined Advisory Agreement provides that in the event the ordinary business expenses of the Enterprise Portfolio for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Portfolio monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Expenses subject to such limitation do not include (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Combined Advisory Agreement, and (4) any distribution expenses which may be incurred by the Enterprise Portfolio in the event a Distribution Plan is adopted. In addition to the contractual expense limitation, the Adviser also voluntarily has elected to reimburse the Enterprise Fund for all ordinary business expenses in excess of 0.60% of the average daily net assets. For the fiscal year ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust, before fee waivers and expense reimbursements described above, equaled 0.52% of the Enterprise Portfolio's average daily net assets. For the same period, the Portfolio's net total operating expenses (after fee waivers and expense reimbursements) were 0.60%. In the absence of waivers/reimbursements, total operating expenses would have been 0.66%. There can be no assurance the Adviser will continue to waive its fee or reimburse expenses in the future.



     Under the Strategic Stock Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Strategic Stock Portfolio at an annual rate of 0.50% of the first $500 million of the Strategic Stock Portfolio's average net assets and 0.45% of such Portfolio's average net assets in excess of $500 million. The Adviser has also voluntarily elected to reimburse the Strategic Stock Portfolio for all ordinary business expenses in excess of 0.65% of the average daily net assets by reducing the advisory fee and/or bearing other expenses of the Strategic Stock Portfolio in excess of such limitation. For the fiscal period ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust on behalf of the Strategic Stock Portfolio were 0.48%. For the same period, the Portfolio's net total operating expenses (after fee waivers and expense reimbursements) were 0.61%. In the absence of waivers/reimbursements, total operating expenses would have been 2.59%. There can be no assurance the Adviser will continue to waive its fee or reimburse expenses in the future.


     From time to time the Adviser may agree to waive its investment advisory fees or any portion thereof or elect to reimburse any Portfolio for ordinary business expenses in excess of an agreed upon amount.


     PERSONAL INVESTMENT POLICIES. The Trust and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Trust and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.


     PORTFOLIO MANAGEMENT. The Portfolios have different portfolio managers. Each portfolio manager is an employee of the Adviser.


     The Enterprise Portfolio is managed by a management team headed by Jeff New. Mr. New has been primarily responsible for managing the Fund's investment portfolio since March 1996. Mr. New has been Senior Vice President and Portfolio Manager of the Adviser and Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.") since December 1997. Prior to December 1997, Mr. New was Vice President and Portfolio Manager of the Adviser and Advisory Corp. Prior to 1994, Mr. New was Associate Portfolio Manager of the Adviser. Evan Harrel and Michael Davis are responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Harrel has been Vice President of the Adviser and Advisory Corp. since October 1996. Prior to that Mr. Harrel was Associate Portfolio Manager of the Adviser. Prior to May 1994, Mr. Harrel was a Vice President with Fayez Sarofim and Co. Mr. Davis has been Vice President and Portfolio Manager of the Adviser and Advisory Corp. since March 1998. Mr. Davis has been an investment professional since 1983 and was most recently the owner of Davis Equity, a stock research company.



     John Cunniff has been primarily responsible for the day-to-day management of the Strategic Stock Portfolio's investment portfolio since its inception. Mr. Cunniff is a Vice President of the Adviser and Advisory Corp., an affiliate of the Adviser, and has been employed by the Adviser since October 1995. Prior to that time, Mr. Cunniff was Vice President, Portfolio Manager at Templeton Quantitative Advisors.


PURCHASE OF SHARES

     The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust continuously offers shares in each of the Portfolios to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

DETERMINATION OF NET ASSET VALUE

     Net asset value per share is computed for each Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying Prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of each Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.


     Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the most recent bid price. U.S. Government and agency obligations are valued at the last reported bid price. Listed options are valued at the last reported sale price in the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Options for which market quotations are not readily available are valued at a fair value by the Adviser based on procedures approved by the Trustees. Short-term investments for the Portfolios are valued as described in the notes to financial statements in the Statement of Additional Information.


REDEMPTION OF SHARES

     Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market value of the securities in each Portfolio is subject to daily fluctuations and the net asset value of each Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     All dividends and capital gains distributions of each Portfolio are automatically reinvested by the Account in additional shares of such Portfolio.

     Dividends and Distributions. Dividends from stocks and interest earned from other investments are the main source of income for the Portfolios. Substantially all of this income, less expenses, is distributed on an annual basis. When a Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including any losses carried forward from prior years. Each of the Portfolios distributes any net realized capital gains to the Account no less frequently than annually.

     Tax Status of the Portfolios. Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By maintaining its qualification as a "regulated investment company," a Portfolio is not subject to federal income taxes to the extent it distributes its net investment income and net capital gains. If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



     Tax Treatment to Insurance Company as Shareholder. The Accounts are subject to the diversification requirements of Section 817(h) of the Code, which must be met at the end of each quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the United States Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer.



     Dividends paid by each Portfolio from its ordinary income and distributions of each Portfolio's net short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of a Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. The Trust will send to the Account a written notice required by the Code designating the amount and character of any distributions made during such year.



     Under the Code, any distributions designated as being made from a Portfolio's net long-term capital gains are taxable to the insurance company as long-term capital gains. Such distributions of long-term capital gains will be designated as a capital gains distribution in a written notice to the Account which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends received deduction. Dividends and capital gain distributions to the insurance company may also be subject to state and local taxes.



     As described in the accompanying Prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.



     Certain Investment Practices of Portfolios. Certain investment practices of a Portfolio may be subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Portfolio and affect the holding period of the securities held by the Portfolio and the character of the gains or losses realized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to maintain the Portfolio's qualification as a regulated investment company and avoid income excise taxes. Each Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.



PORTFOLIO PERFORMANCE



     From time to time the Portfolios may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review total return calculations that include those expenses.


     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Portfolio.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     In addition to total return information, the Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review yield calculations that include those expenses.

     From time to time, the Portfolios may include in their sales literature and shareholder reports a quotation of the current "distribution rate" for shares of each Portfolio. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolio.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of a Portfolio. Such waiver/reimbursement will increase the yield or total return of a Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.


     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.

     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, the MSCI Index, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Portfolio published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Portfolio's shares. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce Portfolio performance.


     The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.


     The Trust's Annual and Semi-Annual Report contain additional performance information. A copy of the Annual or Semi-Annual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the cover of this Prospectus.


DESCRIPTION OF SHARES OF THE TRUST


     The Trust was originally organized as a Massachusetts business trust on June 3, 1985. The Trust was reorganized as a business trust under the laws of Delaware on September 16, 1995 and adopted its current name at that time. The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest of $0.01 par value. Shares issued by the Trust are fully paid, non-assessable and have no preemptive or conversion rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

     The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Trust but the assets of the Trust only shall be liable.

ADDITIONAL INFORMATION

     This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


     The fiscal year end of the Trust is December 31. The Trust sends to its shareholders at least semi-annually reports showing each Portfolio's portfolio and other information. An Annual Report, containing financial statements audited by the Trust's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE PORTFOLIO'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833
VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Life Investment Trust Portfolios

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Life Investment Trust Portfolios

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICE WATERHOUSE LLP
200 East Randolph Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                             LIFE INVESTMENT TRUST

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                                 APRIL 30, 1998


             ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH ------
                          VAN KAMPEN AMERICAN CAPITAL
--------------------------------------------------------------------------------

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                                 (800) 421-5666

                                 April 30, 1998


     Van Kampen American Capital Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in ten separate portfolios. Shares of the Trust are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from Contract owners ("Contract Owners"). Such allocation rights are further described in the accompanying prospectus for the Contracts. Only the Emerging Growth Portfolio (the "Portfolio"), one of the Trust's ten portfolios, is described herein and offered by this Prospectus. The investment objective of the Portfolio is as follows:

--------------------------------------------------------------------------------


     EMERGING GROWTH PORTFOLIO (formerly known as the Emerging Growth Fund) seeks capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by Van Kampen American Capital Asset Management, Inc. (the "Adviser") to be emerging growth companies.



     There is no assurance that the Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------


     This Prospectus tells Contract Owners briefly the information they should know before allocating premiums or cash value to the Portfolio. Investors should read and retain this Prospectus for future reference.



     THE SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



     A Statement of Additional Information dated April 30, 1998 containing additional information about the Trust and the Portfolio is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

CUSTODIAN:          State Street Bank and Trust
                    Company
                    225 Franklin Street
                    Boston, Massachusetts 02110

SHAREHOLDER         ACCESS Investor Services, Inc.
SERVICE AGENT:      P.O. Box 418256
                    Kansas City, Missouri 64141-9256

DISTRIBUTOR:        Van Kampen American Capital
                    Distributors, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

INVESTMENT          Van Kampen American Capital
ADVISER:            Asset Management, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

                               TABLE OF CONTENTS


                                           Page
Prospectus Summary.......................    3
Financial Highlights.....................    4
Introduction.............................    5
Investment Objectives and Policies.......    5
Investment Practices.....................    6
The Trust and Its Management.............   10
Purchase of Shares.......................   11



                                           Page
Determination of Net Asset Value.........   11
Redemption of Shares.....................   12
Dividends, Distributions and Taxes.......   12
Portfolio Performance....................   13
Description of Shares of the Trust.......   15
Additional Information...................   15


     No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust to make such an offer in such jurisdiction.

                               PROSPECTUS SUMMARY


Shares Offered..........Shares of Beneficial Interest in the Emerging Growth
                        Portfolio (the "Portfolio") which is a portfolio of the Van Kampen American Capital Life Investment Trust (the "Trust").


Type of Company.........Diversified, open-end management investment company.


Investment Objectives...The Portfolio seeks capital appreciation by investing in a portfolio of securities consisting principally of common stock of small and medium sized companies considered by the Van Kampen American Capital Asset Management, Inc. (the "Adviser") to be emerging growth companies. There can be no assurance that the Portfolio will achieve its investment objective.



Investment Policies and
  Risk Factors..........The Portfolio under normal market conditions invests at least 65% of its total assets in common stocks of small and medium sized companies (less than $2 billion of market capitalization or annual sales), both domestic and foreign, considered by the Adviser to be emerging growth companies. The companies in which the Portfolio invests may offer greater opportunities for growth of capital than larger, more established companies, but investments in such companies may involve special risks. See "Investment Objectives and Policies" and "Investment Practices -- Foreign Securities." The use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


Redemption..............At the net asset value next determined after the
                        Portfolio receives a redemption request.


Investment Adviser......Van Kampen American Capital Asset Management, Inc. is
                        the investment adviser for each Portfolio.


Distributor.............Van Kampen American Capital Distributors, Inc. (the
                        "Distributor") distributes each Portfolio's shares.


Dividends and
  Distributions.........The Portfolio declares dividends and any capital gains distributions annually.


         The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this
                                  Prospectus.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last three fiscal periods) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.

EMERGING GROWTH PORTFOLIO

                                                                      YEAR ENDED                  JULY 3, 1995
                                                                     DECEMBER 31,               (COMMENCEMENT OF
                                                              ---------------------------   INVESTMENT OPERATIONS) TO
                                                                  1997           1996           DECEMBER 31, 1995
                                                              ------------   ------------   -------------------------
Net Asset Value, Beginning of the Period....................    $13.660        $ 11.72               $ 10.00
                                                                -------        -------               -------
  Net Investment Loss.......................................      (.007)         (.016)                 (.08)
  Net Realized and Unrealized Gain..........................      2.797          1.956                  1.80
                                                                -------        -------               -------
Total from Investment Operations............................      2.790          1.940                  1.72
                                                                -------        -------               -------
Net Asset Value, End of the Period..........................    $16.450        $13.660               $ 11.72
                                                                =======        =======               =======
Total Return*...............................................     20.42%         16.55%                17.20%(1)
Net Assets at End of the Period (In millions)...............    $  10.5        $   5.2               $   2.3
Ratio of Expenses to Average Net Assets*....................       .85%           .85%                 2.50%
Ratio of Net Investment Loss to Average Net Assets*.........      (.11%)         (.17%)               (1.45%)
Portfolio Turnover..........................................       116%           102%                   41%(1)
Average Commission Per Equity Share Traded(2)...............    $ .0502        $ .0470             --
*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................      2.14%          3.28%                 5.40%
Ratio of Net Investment Loss to Average Net Assets..........     (1.40%)        (2.60%)               (4.35%)

-------------------------
(1) Non-Annualized

(2) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

INTRODUCTION


     The Trust is a duly organized Delaware business trust with ten separate portfolios. The Emerging Growth Portfolio (the "Portfolio") is the only portfolio of the Trust which is described herein and offered pursuant to this Prospectus. Each portfolio has separate assets and liabilities and a separate net asset value per share. Shares of each portfolio represent an interest only in that portfolio. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the investment objectives of any portfolio will be met.


INVESTMENT OBJECTIVES AND POLICIES


     The investment objective of the Portfolio is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Adviser to be emerging growth companies. Any ordinary income received from portfolio securities is entirely incidental.



     As a fundamental investment policy, the Portfolio under normal conditions invests at least 65% of its total assets in common stocks of small and medium sized companies (less than $2 billion of market capitalization), both domestic and foreign, considered by the Adviser to be in emerging growth companies. The companies may be in the early stages of their respective life cycles and the Adviser believes such companies have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. While the Portfolio will invest primarily in common stocks, to a limited extent it may invest in other securities such as preferred stocks, convertible securities and warrants.


     The Portfolio does not limit its investment to any single group or type of security. The Portfolio may also invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

     The Portfolio's primary approach is to seek what the Adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

     The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. See "Investment Practices -- Foreign Securities." Additionally, the Portfolio may invest up to 15% of the value of its assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933) and in other securities not having readily available market quotations. The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers which involve certain risks. The Portfolio may invest in warrants so long as such investments aggregate less than 5% of the Portfolio's total assets. The risks involved in investing in restricted securities, warrants and repurchase agreements are described in the Statement of Additional Information.

INVESTMENT PRACTICES



     Repurchase Agreements. The Portfolio may enter into repurchase agreements with banks or broker-dealers which are deemed creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Repurchase agreements involve certain risks in the event of a default by the other party. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Portfolio could experience delays and expenses in liquidating the underlying securities and the Portfolio could incur losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. The Portfolio will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Portfolio, exceeds the Portfolio's limitation on illiquid securities described below.



     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



     Loans of Portfolio Securities. The Portfolio may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 10% of the total value of the Portfolio's assets and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. See the Statement of Additional Information.



     Foreign Securities. The Portfolio may invest up to 20% of the value of the Portfolio's total assets in securities issued by foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Portfolio may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the Portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets.



     The Portfolio may also purchase foreign securities in the form of American Depository Receipts("ADRs") and European Depository Receipts ("EDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.



     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See "Dividends, Distributions and Taxes." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.



     Foreign Currency Transactions. The value of the Portfolio's securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Portfolio will incur costs in connection with conversions between various currencies. The Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio does not purchase and sell foreign currencies as an investment.



     The Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.



     The Portfolio may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Portfolio purchases a foreign security traded in the hedged currency which the Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.


     The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.


     Illiquid and Restricted Securities. The Portfolio may invest up to 15% of its net assets in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will monitor the Portfolio's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in a Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Portfolio's Trustees believe accurately reflects fair value.



     Portfolio Turnover. The Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Securities with maturities of less than one year are excluded in the computation of the portfolio turnover rate. The portfolio turnover rate is not a limiting factor when the Adviser deems it desirable to purchase or sell securities or to engage in transactions in options, futures contracts and options on futures contracts on behalf of the Portfolio. The annual turnover rate of the Portfolio is shown in the "Financial Highlights." The turnover rate for certain Portfolios may exceed 100%, which is higher than that of many other investment companies. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the Portfolio. In addition, higher portfolio turnover may increase the recognition of short-term, rather than long-term, capital gains. See "Dividends, Distributions and Taxes."



     Using Options, Futures Contracts and Options on Futures Contracts. The Portfolio may purchase or sell options, futures contracts or options on futures contracts. The Portfolio expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Portfolio's portfolio securities and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for a discussion of options, futures contracts and options on futures contracts.


     Potential Risks of Options, Futures Contracts and Options on Futures Contracts. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, the purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Portfolio, if the Adviser is not successful in employing such instruments in managing the Portfolio's investments, the Portfolio's performance will be worse than if the Portfolio did not make such investments. In addition, the Portfolio would pay commissions and other costs in connection with such investments, which may increase the Portfolio's expenses and reduce its return. The Portfolio is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Portfolio will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting the Portfolio to require to the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Portfolio, and portfolio securities covering OTC Options sold by the Portfolio, are illiquid securities subject to the Portfolio's limitation on illiquid securities described above. The Portfolio will not enter into a futures contract or option (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and related options.



     In order to prevent leverage in connection with the purchase of futures contracts thereon by the Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. A more complete discussion of the potential risks involved in transactions in options, futures contracts and options on futures contracts is contained in the Statement of Additional Information.



     Brokerage Practices. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Portfolio and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser may to place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Trust, the Adviser or the Distributor and with brokerage firms participating in the distribution of shares of the Portfolio if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Portfolio.

THE TRUST AND ITS MANAGEMENT

     The Trust is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.


     Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Portfolio may invest which, in turn, may adversely affect the net asset value of the Portfolio.


     THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management, Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     ADVISORY AGREEMENT. The Trust and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement") pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for the Portfolio. Under the Advisory Agreement, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of the Portfolio. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. The Trust also pays custodian fees, legal and auditing fees, trustees' fees (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, Distributor, ACCESS, Van Kampen American Capital or Morgan Stanley Dean Witter & Co.), the costs of registration of its shares and reports and proxies to shareholders and all other ordinary expenses not specifically assumed by the Adviser or the Distributor.



     Under the Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on the average daily net assets of the Portfolio at an annual rate of 0.70%. For the fiscal year ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust, before fee waivers and expense reimbursements, was 0.83% of the Portfolio's average net assets. For the same period, the Portfolio's net total operating expenses (after fee waivers and expense reimbursements) were 0.85%. In the absence of waivers/reimbursements, the total operating expenses would have been 2.17%. There can be no assurance the Adviser will continue to waive its fee or reimburse expenses in the future.



     From time to time the Adviser may agree to waive its investment advisory fees or any portion thereof or elect to reimburse any Portfolio for ordinary business expenses in excess of an agreed upon amount.



     PERSONAL INVESTMENT POLICIES. The Trust and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Trust and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



     PORTFOLIO MANAGEMENT. The Portfolio is managed by a management team headed by Gary M. Lewis. Mr. Lewis has been primarily responsible for managing the Portfolio's investment portfolio since its inception. Mr. Lewis has been Senior Vice President and Portfolio Manager of the Adviser since October 1995. Prior to that Mr. Lewis was Vice President and Portfolio Manager of the Adviser. Dudley Brickhouse, David Walker and Janet Willis are responsible as co-managers for the day-to-day management of the Portfolio's investment portfolio. Mr. Brickhouse has been an Associate Portfolio Manager of the Adviser since September 1997. Prior to that Mr. Brickhouse was with NationsBank Investment Management. Mr. Walker has been an Assistant Vice President of the Adviser since June 1995. Prior to that Mr. Walker was a Quantitative Analyst of the Adviser. Ms. Willis has been an Assistant Vice President of the Adviser since December 1997. Prior to that Ms. Willis was Associate Portfolio Manager of the Adviser. Prior to July 1995, Ms. Willis was with AIM Capital Management, Inc.



PURCHASE OF SHARES



     The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust continuously offers shares of the Portfolio to the Accounts at a prices equal to the per share net asset value of the Portfolio. The Distributor, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."


DETERMINATION OF NET ASSET VALUE


     Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying Prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.


     Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the most recent bid price. U.S. Government and agency obligations are valued at the last reported bid price. Listed options are valued at the last reported sale price in the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Options for which market quotations are not readily available are valued at a fair value by the Adviser based on procedures approved by the Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



REDEMPTION OF SHARES



     Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market value of the securities in the Portfolio is subject to daily fluctuations and the net asset value of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


DIVIDENDS, DISTRIBUTIONS AND TAXES


     All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



     Dividends and Distributions. Dividends from stocks and interest earned from other investments are the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed on an annual basis. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including any losses carried forward from prior years. The Portfolio distributes any net realized capital gains to the Account no less frequently than annually.



     Tax Status of the Portfolios. The Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By maintaining its qualification as a "regulated investment company," the Portfolio is not subject to federal income taxes to the extent it distributes its net investment income and net capital gains. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


     Tax Treatment to Insurance Company as Shareholder. The Accounts are subject to the diversification requirements of Section 817(h) of the Code, which must be met at the end of each quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the United States Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer.


     Dividends paid by the Portfolio from its ordinary income and distributions of the Portfolio's net short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of the Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. The Trust will send to the Account a written notice required by the Code designating the amount and character of any distributions made during such year.



     Under the Code, any distributions designated as being made from the Portfolio's net long-term capital gains are taxable to the insurance company as long-term capital gains. Such distributions of long-term capital gains will be designated as a capital gains distribution in a written notice to the Account which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends received deduction. Dividends and capital gain distributions to the insurance company may also be subject to state and local taxes.


     As described in the accompanying Prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.


     Certain Investment Practices of Portfolios. Certain investment practices of the Portfolio may be subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Portfolio and affect the holding period of the securities held by the Portfolio and the character of the gains or losses realized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to maintain the Portfolio's qualification as a regulated investment company and avoid income and excise taxes. The Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.


PORTFOLIO PERFORMANCE


     From time to time, the Portfolio may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review total return calculations that include those expenses.



     The total return of the Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Portfolio.


     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     In addition to total return information, the Portfolio may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review yield calculations that include those expenses.


     From time to time, the Portfolio may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for shares of the Portfolio. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolio.



     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than the Portfolio's then current dividend rate.



     The Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Portfolio, portfolio maturity and the Portfolio's expenses.



     Yield quotations should be considered relative to changes in the net asset value of the Portfolio's shares, the Portfolio's investment policies, and the risks of investing in shares of the Portfolio. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of the Portfolio. Such waiver/reimbursement will increase the yield or total return of the Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.



     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.



     In reports or other communications to shareholders or in advertising material, the Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, the MSCI Index, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Portfolio published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Portfolio's shares. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce Portfolio performance.

     The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

     The Trust's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the cover of this Prospectus.

DESCRIPTION OF SHARES OF THE TRUST

     The Trust was originally organized as a Massachusetts business trust on June 3, 1985. The Trust was reorganized as a business trust under the laws of Delaware on September 16, 1995 and adopted its current name at that time. The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest of $0.01 par value. Shares issued by the Trust are fully paid, non-assessable and have no preemptive or conversion rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

     The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Trust but the assets of the Trust only shall be liable.

ADDITIONAL INFORMATION

     This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

     The fiscal year end of the Trust is December 31. The Trust sends to its shareholders at least semi-annually reports showing each Portfolio's portfolio and other information. An Annual Report, containing financial statements audited by the Trust's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE PORTFOLIO'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833
VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Life Investment Trust Portfolios

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
Life Investment Trust Portfolios

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICE WATERHOUSE LLP
200 East Randolph Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                             LIFE INVESTMENT TRUST

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                                 APRIL 30, 1998

             ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH ------
                          VAN KAMPEN AMERICAN CAPITAL
--------------------------------------------------------------------------------

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                                 (800) 421-5666


                                 April 30, 1998



     Van Kampen American Capital Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in ten separate portfolios. Shares of the Trust are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from Contract owners ("Contract Owners"). Such allocation rights are further described in the accompanying prospectus for the Contracts. Only the Morgan Stanley Real Estate Securities Portfolio (the "Portfolio"), one of the Trust's ten portfolios, is described herein and offered by this Prospectus. The investment objectives of this Portfolio are as follows:


--------------------------------------------------------------------------------


    MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO (the "Portfolio") (formerly known as the Real Estate Securities Portfolio) seeks as its primary investment objective long-term growth of capital. Current income is a secondary consideration. The Portfolio seeks to achieve its objectives by investing principally in securities of companies operating in the real estate industry ("Real Estate Securities"). A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts.



     There is no assurance that the Portfolio will achieve its investment objectives.



--------------------------------------------------------------------------------


     This Prospectus tells Contract Owners briefly the information they should know before allocating premiums or cash value to the Portfolio. Investors should read and retain this Prospectus for future reference.


     THE SHARES OF THIS PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



     A Statement of Additional Information dated April 30, 1998 containing additional information about the Trust and the Portfolio is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

CUSTODIAN:           State Street Bank and Trust
                     Company
                     225 Franklin Street
                     Boston, Massachusetts 02110

SHAREHOLDER          ACCESS Investor Services, Inc.
SERVICE AGENT:       P.O. Box 418256
                     Kansas City, Missouri
                     64141-9256

DISTRIBUTOR:         Van Kampen American Capital
                     Distributors, Inc.
                     One Parkview Plaza
                     Oakbrook Terrace, Illinois
                     60181

INVESTMENT           Van Kampen American Capital
ADVISER:             One Parkview Plaza
                     Oakbrook Terrace, Illinois
                     60181

                               TABLE OF CONTENTS


                                         Page
Prospectus Summary......................   3
Financial Highlights....................   5
Introduction............................   6
Investment Objectives and Policies......   6
Risk Factors............................   7
Investment Practices....................   7
The Trust and Its Management............  12
Purchase of Shares......................  14



                                         Page
Determination of Net Asset Value........  14
Redemption of Shares....................  15
Dividends, Distributions and Taxes......  15
Portfolio Performance...................  16
Description of Shares of the Trust......  18
Additional Information..................  18
Appendix................................  19


     No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust to make such an offer in such jurisdiction.

                               PROSPECTUS SUMMARY


Shares Offered..........Shares of beneficial interest of the Morgan Stanley Real
                        Estate Securities Portfolio (the "Portfolio"), a separate portfolio of the Van Kampen American Capital Life Investment Trust (the "Trust").


Type of Company.........Diversified, open-end management investment company.

Investment Objectives...The Portfolio's primary investment objective is to seek long-term growth of capital. Current income is a secondary consideration. There can be no assurance that the Portfolio will achieve its investment objectives.


Investment Policy and
  Risks.................The Portfolio will seek to achieve its investment objectives by investing in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), a comparable rating by any other nationally recognized statistical rating organization or, if unrated, determined by the Adviser (defined below) to be of comparable quality. Under normal market conditions, the Portfolio may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments.



                        Because of the Portfolio's policy of concentrating its investments in Real Estate Securities, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry. In addition, the Portfolio will be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities (and, to a lesser degree, equity securities) held by the Portfolio. The market value of such securities tends to have an inverse relationship to the movement of interest rates. For additional information regarding the risk connected with investment in Real Estate Securities, see "Risk Factors."


                        The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. See "Investment Objectives and Policies -- Foreign Securities."

                        The Portfolio may purchase or sell debt securities on a forward commitment basis. See "Investment
                        Practices -- Forward Commitments." The Portfolio may use portfolio management techniques and strategies involving options, futures contracts and options on futures. The utilization of options, futures contracts and options on futures contracts may involve greater than ordinary risks and the likelihood of more volatile price fluctuation. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

Redemption..............At the net asset value next determined after the portfolio receives a redemption request.

Investment Adviser......Van Kampen American Capital Asset Management, Inc. (the
                        "Adviser") is the Portfolio's investment adviser.

Distributor.............Van Kampen American Capital Distributors, Inc. (the
                        "Distributor") distributes the Portfolio's shares.

Dividends and
  Distributions.........Dividends and any capital gains are distributed at least annually. All dividends and distributions are automatically reinvested by the Account in shares of the Portfolio at net asset value per share. See "Dividends, Distributions and Taxes."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last three fiscal periods) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.





                                                                 YEAR ENDED             JULY 3, 1995
                                                                DECEMBER 31,          (COMMENCEMENT OF
                                                              -----------------   INVESTMENT OPERATIONS) TO
                                                               1997      1996         DECEMBER 31, 1995
                                                              -------   -------   -------------------------
Net Asset Value, Beginning of the Period....................  $14.784   $ 10.74            $ 10.00
                                                              -------   -------            -------
     Net Investment Income..................................     .464      .217                .20
     Net Realized and Unrealized Gain.......................    2.617     4.117              .6325
                                                              -------   -------            -------
Total from Investment Operations............................    3.081     4.334              .8325
                                                              -------   -------            -------
Less:
  Distributions from Net Investment Income..................     .470      .199              .0925
  Distributions from Net Realized Gain......................    1.549      .091                -0-
                                                              -------   -------            -------
Total Distributions.........................................    2.019      .290              .0925
                                                              -------   -------            -------
Net Asset Value, End of the Period..........................  $15.846   $14.784            $ 10.74
                                                              =======   =======            =======
Total Return*...............................................   21.47%    40.53%              8.35%(1)
Net Assets at End of the Period (In Millions)...............  $ 299.4   $ 167.5            $   8.6
Ratio of Expenses to Average Net Assets*....................    1.07%     1.10%              2.50%
Ratio of Net Investment Income to Average Net Assets*.......    3.42%     5.06%              3.75%
Portfolio Turnover..........................................     177%       84%                85%(1)
Average Commission Paid Per Equity Share Traded(2)..........  $ .0597   $ .0313                 --
 * If certain expenses had not been assumed by the Adviser, Total Return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets..................      N/A     1.27%              2.90%
   Ratio of Net Investment Income to Average Net Assets.....      N/A     4.89%              3.36%


---------------------

(1) Non-Annualized

(2) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.


N/A = Not Applicable

INTRODUCTION


     The Trust is a duly organized Delaware business trust with ten separate Portfolios. The Morgan Stanley Real Estate Securities Portfolio (the "Portfolio") is the only portfolio of the Trust which is described herein and offered pursuant to this Prospectus. Each portfolio has separate assets and liabilities and a separate net asset value per share. Shares of a portfolio represent an interest only in that portfolio. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the investment objectives of any portfolio will be met.


INVESTMENT OBJECTIVES AND POLICIES


     General. The Portfolio's primary investment objective is to provide shareholders with long-term growth of capital. Current income is a secondary consideration. The Portfolio will seek to achieve its investment objectives by investing principally in a diversified portfolio of Real Estate Securities which include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber products and hotel and entertainment companies. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's or BBB by S&P, a comparable rating by any other nationally recognized statistical rating organization or if unrated, determined by the Adviser to be of comparable quality. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in ratings does not require the Portfolio to dispose of a security. Securities rated Baa by Moody's or BBB by S&P are considered to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The rating of the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Portfolio may invest more than 25% of its total assets in the real estate industry.


     Under normal market conditions, the Portfolio may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments.

     The Portfolio may invest up to 25% of its assets in securities issued by foreign issuers. See "Investment Objectives and Policies -- Foreign Securities." The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. Options, futures contracts and related options are described in "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and the Statement of Additional Information.

     For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in short-term investments as described below. The Portfolio will assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that the Adviser believes there to be extraordinary risks in being primarily in Real Estate Securities.

     There can be no assurance that the Portfolio will achieve its investment objectives. The investment objectives of the Portfolio are not fundamental policies and may be changed by the Trustees without seeking shareholder approval. If there is a change in the objectives of the Portfolio, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial positions and needs.



     Short-Term Investments. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Portfolio will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. Such temporary investments may be made either for liquidity purposes, to meet shareholder redemption requirements or as a temporary measure.



RISK FACTORS


     Although the Portfolio does not invest directly in real estate, an investment in the Portfolio will generally be subject to the risks associated with real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties of tenants and changes in interest rates. The value of securities of companies which service the real estate industry will also be affected by such risks. If the Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.


     In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such real estate investment trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. Like investment companies such as the Portfolio, real estate investment trusts are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of any expenses paid by the real estate investment trusts in which it invests in addition to the expenses paid by the Portfolio.


     Because of the Portfolio's policy of concentrating its investments in Real Estate Securities, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry.

     Additional information about the Portfolio's investment practices and the risks associated with such practices are contained in "Investment Practices" herein and in the Statement of Additional Information.

INVESTMENT PRACTICES


     Repurchase Agreements. The Portfolio may enter into repurchase agreements with banks or broker-dealers which are deemed creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser, (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's the holding period. Repurchase agreements involve certain risks in the event of a default by the other party. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Portfolio could experience delays and expenses in liquidating the underlying securities and the Portfolio could incur losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. The Portfolio will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Portfolio, exceeds the Portfolio's limitation on illiquid securities described below.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


     Foreign Securities. The Portfolio may invest up to 25% of the value of its total assets in securities issued by foreign issuers. Some of such securities may also be Real Estate Securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Portfolio may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets.



     The Portfolio may also purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.



     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See "Dividends, Distributions and Taxes." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.



     Foreign Currency Transactions. The value of the Portfolio's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Portfolio will incur costs in connection with conversions between various currencies. The Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio does not purchase and sell foreign currencies as an investment.



     The Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.



     The Portfolio may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Portfolio purchases a foreign security traded in the hedged currency which the Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.



     The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the

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


Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.



     Illiquid and Restricted Securities. The Portfolio may invest up to 15% of its net assets in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 ("1933 Act") and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Portfolio's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in the Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Portfolio's Trustees believes accurately reflects fair value.



     Forward Commitments. The Portfolio may purchase or sell U.S. Government securities or debt securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. This price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.


     The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. The Portfolio's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction. Should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

     The Portfolio maintains a segregated account (which is marked to market daily) of cash, liquid securities or the security covered by the Forward Commitment (in the case of a Forward Currency sale) with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.


     Portfolio Turnover. The Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Securities with maturities of less than one year are excluded in the computation of the portfolio turnover rate. The portfolio turnover rate is not a limiting factor when the Adviser deems it desirable to purchase or sell securities or to engage in transaction in options, futures contracts and options on futures contracts on behalf of the Portfolio. The annual turnover rate of the Portfolio is shown under "Financial Highlights." The turnover rate may exceed 100%, which is higher than that of many other investment companies. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the Portfolio. In addition, higher portfolio turnover may increase the recognition of short-term, rather than long-term, capital gains. See "Dividends, Distributions and Taxes."



     Using Options, Futures Contracts and Options on Futures Contracts. The Portfolio may purchase or sell options, futures contracts or options on futures contracts. The Portfolio expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Portfolio's portfolio and the Adviser's expectations concerning the securities markets. See the Statement of Additional information for a discussion of options, futures contracts and options on futures contracts.



     Potential Risks of Options, Futures Contracts and Options on Futures Contracts. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, the purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Portfolio, if the Adviser is not successful in employing such instruments in managing the Portfolio's investments, the Portfolio's performance will be worse than if the Portfolio did not make such investments. In addition, the Portfolio would pay commissions and other costs in connection with such investments, which may increase the Portfolio's expenses and reduce its return. The Portfolio is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparty") through direct bilateral agreement with the Counterparty. The Portfolio will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting the Portfolio to require to the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Portfolio, and portfolio securities covering OTC Options sold by the Portfolio, are illiquid securities subject to the Portfolio's limitation on illiquid securities described above. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceeded 5% of the fair market value of the Portfolio's assets.



     In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contract or option (less any related margin deposits) will be maintained in a segregated account with the Custodian. A more complete discussion of the potential risks involved in transactions in options, futures contracts and options on futures contracts is contained in the Statement of Additional Information.



     Portfolio Transactions and Brokerage Practices. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Portfolio and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The debt securities in the Portfolio's portfolio generally are traded in the over-the-counter market through dealers. A dealer is a securities firm or bank which makes a market for securities by opening a position at one price and closing the position at a slightly more favorable price. The difference between the prices is known as a spread. Foreign currency and forward currency exchange contracts are traded in a similar fashion in a dealer market maintained primarily by large commercial banks. The Portfolio will pay brokerage commissions in connection with transactions in exchange-traded options, futures contracts and related options. Spreads or commissions for transactions executed in foreign markets often are higher than in the United States. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Trust, the Adviser or the Distributor and with brokerage firms participating in the distribution of shares of the Portfolio if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The Information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Portfolio.



     Investment Restrictions. The Portfolio has adopted a number of investment restrictions that may not be changed without approval by the vote of a majority of its outstanding voting shares as defined by the 1940 Act. See the Statement of Additional Information. These restrictions provide, among other things, that the Portfolio may not:


          1. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds five percent of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

          2. With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

          3. Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements.

          4. Concentrate its investment in any one industry, except that the Portfolio will invest more than 25% of its total assets in the real estate industry. This limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by such company.

     The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

THE TRUST AND ITS MANAGEMENT


     The Trust is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a more diversified portfolio of securities by combining their resources in an effort to achieve such goals.



     Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Portfolio may invest which, in turn, may adversely affect the net asset value of the Portfolio.



     THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     ADVISORY AGREEMENT. The Trust retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement (the "Advisory Agreement"), the Trust pays the Adviser a monthly fee computed on average daily net assets of the Portfolio at the annual rate of 1.00% of the Portfolio's average daily net assets. This fee is higher than that charged by most other mutual funds but the Trustees believe it is justified by the specialized nature of the Portfolio and is not necessarily higher than the fees charged by certain mutual funds with investment objectives and policies similar to those of the Portfolio.



     Under the Advisory Agreement, the Trust also reimburses the Adviser for the cost of the Portfolio's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Portfolio include custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, Distributor, ACCESS, Van Kampen American Capital or Morgan Stanley Dean Witter & Co.) and all other business expenses not specifically assumed by the Adviser. For the fiscal year ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust on behalf of the Portfolio were 1.01% of the Portfolio's average daily net assets. During the same period, the Portfolio's total operating expenses were 1.07%.


     From time to time the Adviser may agree to waive its investment advisory fees or any portion thereof or elect to reimburse the Portfolio for ordinary business expenses in excess of an agreed upon amount.


     PERSONAL INVESTMENT POLICIES. The Trust and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Trust and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities

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

for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

     PORTFOLIO MANAGEMENT. Russell C. Platt and Theodore R. Bigman assumed responsibility for the day-to-day management of the Portfolio's investment portfolio effective January 1, 1997. Mr. Platt became Executive Vice President of the Adviser on December 31, 1996. Since 1994, Mr. Platt has also been a Principal, and as of December 1, 1996, a Managing Director, of Morgan Stanley Asset Management Inc. ("MSAM") where he has primary responsibility for managing the real estate securities investment business for MSAM and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. From 1990 to 1991, Mr. Platt was based in Morgan Stanley Realty's London Office. Prior to this he had extensive transaction responsibilities involving portfolio, retail, office, hotel and apartment sales and financings. Mr. Bigman became Senior Vice President of the Adviser on December 31, 1996. Since 1995, Mr. Bigman has also been a Vice President, and as of December 1, 1996, a Principal, of MSAM where, together with Mr. Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group.

PURCHASE OF SHARES

     The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust continuously offers shares in the Portfolio to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

DETERMINATION OF NET ASSET VALUE

     Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying Prospectus for the policies for information regarding holidays observed by the insurance company.


     Net asset value per share is determined by dividing the value of the Portfolio's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, (ii) valuing over-the-counter securities for which the last sale price is available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") at that price, (iii) unlisted securities and listed securities for which the last sale price is not available are valued at the last reported bid price, (iv) options and futures contracts are valued at the last sale price or if no sales are reported, at the mean between the bid and asked prices, and (v) valuing any securities for which market quotations are not readily available, and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees of the Trust. Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than

60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost using the value of the investment on the 61st day.

REDEMPTION OF SHARES

     Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market value of the securities in the Portfolio is subject to daily fluctuations and the net asset value of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.

     Dividends and Distributions. Dividends from stocks and interest earned from other investments are the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed on an annual basis. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including any losses carried forward from prior years. The Portfolio distributes any net realized capital gains to the Account no less frequently than annually.


     Tax Status of the Portfolio. The Portfolio intends to qualify as a "regulated investment company" under the Code. By maintaining its qualification as a "regulated investment company," the Portfolio is not subject to federal income taxes to the extent it distributes its net investment income and net capital gains. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


     Dividends and distributions paid by the Portfolio have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution paid shortly after the purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased) even though subject to income taxes as discussed above.


     Tax Treatment to Insurance Company as Shareholder. The Accounts are subject to the diversification requirements of Section 817(h) of the Code, which must be met at the end of each quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the United States Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer.



     Dividends paid by the Portfolio from its ordinary income and distributions of the Portfolio's net short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of the Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. However, a dividend received from a real estate investment trust does not qualify for the dividend received deduction. The Trust will send to the Account a written notice required by the Code designating the amount and character of any distributions made during such year.


     Under the Code, any distribution designated as being made from the Portfolio's net long-term capital gains are taxable to the insurance company as long-term capital gains. Such distributions of long-term capital gains will be designated as a capital gains distribution in a written notice to the Account which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends received deduction. Dividends and capital gain distributions to the insurance company may also be subject to state and local taxes.


     As described in the accompanying Prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.


     Certain Investment Practices of Portfolios. Certain investment practices of a Portfolio may be subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Portfolio and affect the holding period of the securities held by the Portfolio and the character of the gains or losses realized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to maintain the Portfolio's qualification as a regulated investment company and avoid income and excise taxes. Each Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.



PORTFOLIO PERFORMANCE



     From time to time, the Portfolio may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review total return calculations that include these expenses.


     The total return of the Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Portfolio.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     In addition to total return information, the Portfolio may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review yield calculations that include those expenses.

     From time to time, the Portfolio may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for shares of the Portfolio. Distribution rate is a measure
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

of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolio.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than the Portfolio's then current dividend rate.

     The Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Portfolio, portfolio maturity and the Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Portfolio's shares, the Portfolio's investment policies, and the risks of investing in shares of the Portfolio. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of the Portfolio. Such waiver/reimbursement will increase the yield or total return of the Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.



     In reports or other communications to shareholders or in advertising material, the Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, NAREIT Equity REIT Index, Lehman Brothers REIT Index, Salomon Brothers High Grade Bond Index, Standard & Poor's Indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Portfolio published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce Portfolio performance.


     The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.


     The Trust's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Trust of the telephone number and address printed on the cover of this Prospectus.

DESCRIPTION OF SHARES OF THE TRUST


     The Trust was originally organized as a Massachusetts business trust on June 3, 1985. The Trust was reorganized as a business trust under the laws of Delaware on September 16, 1995 and adopted its current name at that time. The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest of $0.01 par value. Shares issued by the Trust are fully paid, non-assessable and have no preemptive or conversion rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust if set forth in the Statement of Additional Information.

     The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Portfolio shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Trust but the assets of the Trust only shall be liable.

ADDITIONAL INFORMATION

     This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


     The fiscal year end of the Trust is December 31. The Trust sends to its shareholders at least semi-annually reports showing each Portfolio's portfolio and other information. An Annual Report, containing financial statements audited by the Trust's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

APPENDIX

DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE

     AAA -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin; and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NONRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

STANDARD & POOR'S CORPORATION

     AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB -- B -- CCC -- CC -- C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

PREFERRED STOCK RATINGS:

     Both Moody's and Standard & Poor's use the same designations for corporate bonds as they do for preferred stock, except in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks, the relative quality distinctions are comparable to those described above for corporate bonds.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE PORTFOLIO'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833
VAN KAMPEN AMERICAN CAPITAL

LIFE INVESTMENT TRUST--

MORGAN STANLEY
REAL ESTATE SECURITIES PORTFOLIO

------------------
One Parkview Plaza
Oakbrook Terrace, IL 60181

------------------
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
Life Investment Trust
Real Estate Securities Portfolio
Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
Life Investment Trust
Real Estate Securities Portfolio
Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICE WATERHOUSE LLP

200 East Randolph Drive


Chicago, IL 60601

--------------------------------------------------------------------------------

                             LIFE INVESTMENT TRUST

                                 MORGAN STANLEY
                        REAL ESTATE SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                                 APRIL 30, 1998

        ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
--------------------------------------------------------------------------------

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                                 (800) 421-5666


                                 April 30, 1998



     Van Kampen American Capital Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in ten separate portfolios. Shares of the Trust are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from Contract owners ("Contract Owners"). Such allocation rights are further described in the accompanying prospectus for the Contracts. Only the Strategic Stock Portfolio (the "Portfolio"), one of the Trust's ten portfolios, is described herein and offered by this Prospectus. The investment objective of the Portfolio is as follows:

--------------------------------------------------------------------------------


     STRATEGIC STOCK PORTFOLIO seeks to provide investors with an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the Dow Jones Industrial Average (the "DJIA") or in the Morgan Stanley Capital International USA Index (the "MSCI Index"). Subject to the Portfolio's other investment policies and restrictions, the Portfolio attempts to achieve its investment objective by investing primarily in a portfolio of actively traded equity securities comprised of (i) high dividend yield stocks periodically selected from the companies included in the DJIA and (ii) high dividend yield stocks periodically selected from a pre-screened subset of the companies included in the MSCI Index. A security's dividend yield is a primary factor in the security selection process. The MSCI Index is the property of Morgan Stanley Capital International ("MSCI"). MSCI has granted a license for use by the Trust of the MSCI Index and related trademarks and tradenames. The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Strategic Stock Portfolio a license to use the DJIA. Neither MSCI nor Dow Jones & Company, Inc. has participated in any way in the creation of the Strategic Stock Portfolio or in the selection of the stocks included in such Portfolio and neither has approved any information herein relating thereto. Shares of the Strategic Stock Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA or the MSCI Index, and it is expected that their prices will not parallel or correlate with such movements.



     There is no assurance that the Portfolio will achieve its investment objective.


--------------------------------------------------------------------------------


     This Prospectus tells Contract Owners briefly the information they should know before allocating premiums or cash value to the Portfolio. Investors should read and retain this Prospectus for future reference.


     THE SHARES OF THIS PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



     A Statement of Additional Information dated April 30, 1998 containing additional information about the Trust and the Portfolio is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

CUSTODIAN:          State Street Bank and Trust
                    Company
                    225 Franklin Street
                    Boston, Massachusetts 02110

SHAREHOLDER         ACCESS Investor Services, Inc.
SERVICE AGENT:      P.O. Box 418256
                    Kansas City, Missouri 64141-9256

DISTRIBUTOR:        Van Kampen American Capital
                    Distributors, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

INVESTMENT          Van Kampen American Capital
ADVISER:            Asset Management, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

                               TABLE OF CONTENTS


                                          Page
Prospectus Summary......................    3
Financial Highlights....................    5
Introduction............................    6
Investment Objective and Policies.......    6
Investment Practices....................    9
The Trust and Its Management............   11
Purchase of Shares......................   12



                                          Page
Determination of Net Asset Value........   13
Redemption of Shares....................   13
Dividends, Distributions and Taxes......   13
Portfolio Performance...................   14
Description of Shares of the Trust......   16
Additional Information..................   16


     No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust to make such an offer in such jurisdiction.

                               PROSPECTUS SUMMARY

Shares Offered..........Shares of Beneficial Interest of the Strategic Stock
                        Portfolio (the "Portfolio"), a separate portfolio of the Van Kampen American Capital Life Investment Trust (the "Trust").

Type of Company.........Diversified, open-end management investment company.


Investment Objective....The Portfolio seeks above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the DJIA or in the MSCI Index. There can be no assurance that the Portfolio will achieve its investment objective.



Investment Policies and
  Risk Factors..........The Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI Index. The Portfolio initially invested approximately equally in 20 securities identified by the Adviser (defined below) based on the Portfolio's strategic selection policies as described below (the "Strategic Selection Policies"). The ten highest dividend yielding securities in the DJIA are identified for investment. In addition, all companies having securities in the MSCI Index are reviewed by the Adviser and securities of companies in the financial or utility sectors and of companies having securities included in the DJIA are excluded. The remaining pool of MSCI Index securities is further evaluated and securities of companies that do not have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth are excluded. The Adviser also excludes MSCI Index securities that are in the bottom 25% of all MSCI Index securities measured in terms of total annual trading volume. MSCI Index securities of the remaining companies are ranked by dividend yield, and the ten highest-yielding such MSCI Index securities are identified for investment. The 20 securities so identified (the "Strategic Securities") represented the Portfolio's initial investments. The Adviser periodically employs the same Strategic Selection Policies to identify a new list of 20 Strategic Securities and reviews and adjusts a portion or all of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 Strategic Securities. In this manner, the Adviser expects that each security in the Portfolio will be reviewed and potentially adjusted approximately annually. Application of the Strategic Selection Policies will be subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify to be treated for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or in order to comply with requirements of the Investment Company Act of 1940, as amended (the "1940 Act") (such as investment diversification requirements and industry concentration limitations). In addition, the Adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. Although each new list of Strategic Securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Adviser expects that the number of securities held by the Portfolio will over time increase and that the Portfolio may at times hold forty or more different securities. Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Adviser. As a result, the adverse financial condition of a company will not result in its elimination from the Portfolio, except under extraordinary circumstances. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield (calculated based on the current stock price and the annualized most recent dividend payment amount) of certain securities that the Portfolio may acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Adviser generally will not take these considerations into account in implementing the Strategic Selection Policies. Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


Redemption..............At the net asset value next determined after the
                        Portfolio receives a redemption request.

Investment Adviser......Van Kampen American Capital Asset Management, Inc. (the
                        "Adviser") is the investment adviser for the Portfolio.

Distributor.............Van Kampen American Capital Distributors, Inc. (the
                        "Distributor") distributes the Portfolio's shares.

Dividends and
  Distributions.........Dividends and any capital gains are declared and distributed annually.

         The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this
                                  Prospectus.

                              FINANCIAL HIGHLIGHTS



     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the most recent fiscal period) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



STRATEGIC STOCK PORTFOLIO



                                                              NOVEMBER 3, 1997
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
                                                               OPERATIONS) TO
                                                                DECEMBER 31,
                                                                    1997
                                                              ----------------
Net Asset Value, Beginning of the Period....................       $10.000
                                                                 ---------
  Net Investment Income.....................................          .027
  Net Realized and Unrealized Gain..........................          .218
                                                                 ---------
Total from Investment Operations............................          .245
                                                                 ---------
Net Asset Value, End of the Period..........................       $10.245
                                                                 =========
Total Return*...............................................         2.45%(1)
Net Assets at End of the Period (In millions)...............          $2.5
Ratio of Expenses to Average Net Assets*....................          .61%
Ratio of Net Investment Income to Average Net Assets*.......         2.67%
Portfolio Turnover..........................................            0%(1)
Average Commission Paid per Equity Share Traded(2)..........        $.0282
*If certain expenses had not been assumed by the Adviser,
Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................         2.59%
Ratio of Net Investment Income to Average Net Assets........          .68%


---------------------

(1) Non-Annualized


(2)Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

INTRODUCTION


     The Trust is a duly organized Delaware business trust with ten separate portfolios. The Strategic Stock Portfolio (the "Portfolio") is the only portfolio of the Trust which is described herein and offered pursuant to this Prospectus. Each portfolio has separate assets and liabilities and a separate net asset value per share. Shares of the Portfolio represent an interest only in that Portfolio. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the investment objectives of any portfolio will be met.


INVESTMENT OBJECTIVE AND POLICIES


     General. The investment objective of the Portfolio is to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital.


     The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI Index. The DJIA was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The MSCI Index consists of approximately 370 large domestic companies in the United States and has existed since January 1, 1970.

     In selecting securities for the Fund, the Adviser intends to follow the following policies (the "Strategic Selection Policies").


     The ten highest dividend yielding securities in the DJIA are identified for investment. In addition, all companies having securities in the MSCI Index are reviewed by the Adviser and securities of companies in the financial or utility sectors and of companies having securities included in the DJIA are excluded. The remaining pool of MSCI Index securities is further evaluated and securities of companies that do not have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth are excluded. The Adviser also excludes MSCI Index securities that are in the bottom 25% of all MSCI Index securities measured in terms of total annual trading volume. MSCI Index securities of the remaining companies are ranked by dividend yield, and the ten highest-yielding such MSCI Index securities are identified for investment. In the event that this process results in less than 10 remaining MSCI Index securities, those companies with the most favorable one- and three-year sales and earnings performance and two-year dividend performance as determined by the Adviser are added back until the number of MSCI Index securities equals 10. Dividend yield for purposes of applying the foregoing investment policies is calculated for each security by annualizing the last quarterly or semi-annual ordinary dividend declared on the security and dividing the result by the security's closing sale price on the applicable date. This yield is historical and there can be no assurance that any dividends will be declared or paid in the future.



     The 20 securities so identified (the "Strategic Securities") represented the Portfolio's initial investments. The Adviser periodically employs the same Strategic Selection Policies to identify a new list of 20 Strategic Securities and reviews and adjusts a portion or all of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 Strategic Securities. In this manner, the Adviser expects that beginning with the reevaluation in month thirteen each security in the Portfolio will be reviewed and potentially adjusted approximately annually, although reviews and adjustments may be made more frequently. For a more detailed discussion of the Portfolio's investment policies, including the frequency of security reevaluations and the portion of the Portfolio's assets that the Adviser presently expects to reevaluate at the end of each period, see the Statement of Additional Information.



     The Adviser generally seeks to allocate cash available for investment due to the sale of new Shares of the Portfolio and the receipt of dividends and interest income from the portfolio investments approximately proportionately among the current list of Strategic Securities in the Portfolio. To the extent that the Strategic Stock Portfolio is required to dispose of securities in order to satisfy redemption requests, make distributions, pay expenses or otherwise raise cash for operational purposes, the Adviser generally intends to sell approximately proportionate amounts of securities from all securities in the Portfolio.


     Application of the foregoing Strategic Selection Policies will be subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify to be treated for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Code or in order to comply with requirements of the 1940 Act. The Portfolio is subject to investment diversification requirements that generally provide that the Portfolio may not, with respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. Further, the Portfolio generally may not invest more than 25% of the value of its total assets in securities of issuers in any particular industry. The Portfolio's satisfaction of these requirements will take precedent over the Strategic Selection Policies. In addition, the Adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. In selecting securities for investment or disposition at times that the Portfolio's investment policies and restrictions do not permit full implementation of the Strategic Selection Policies, the Adviser will have sole discretion to select securities for purchase or sale and generally will make such selections in a manner that is consistent with the Portfolio's investment objective and in a manner that it believes is consistent with the investment rationale that is the basis for the Strategic Selection Policies.



     The Portfolio will continue to hold securities, even though such securities may not be included in the most recent list of Strategic Securities determined for the review and adjustment of a portion of the Portfolio's assets. In addition, although each new list of Strategic Securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Adviser expects that the number of securities held by the Portfolio may over time increase and that the Portfolio may at times hold forty or more different securities.



     The Portfolio may invest up to 5% of its total assets in options on equity securities indices, futures contracts on such indices and options on such futures contracts for both hedging purposes and in an attempt to enhance gain. The Strategic Stock Portfolio also may invest up to 5% of its total assets in securities of other registered investment companies that seek to provide investment results that generally correspond to the performance of securities included in one or more broad market indices. Investment in securities of other investment companies will subject the Portfolio to additional and potentially duplicative costs and expenses, including investment management fees charged by such registered investment companies. Pending investment and for temporary defensive purposes the Portfolio may invest without limit in short-term, high quality fixed income securities and in money-market instruments. The Adviser expects that the portfolio turnover rate for the Strategic Stock Portfolio will not exceed 100%. A high rate of portfolio turnover may result in increased brokerage and other transaction expenses.


     The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Strategic Stock Portfolio a license to use the DJIA. Dow Jones & Company, Inc. has not participated in any way in the creation of the Strategic Stock Portfolio or in the selection of the stocks included in such Portfolio and has not approved any information herein relating thereto. Shares of the Strategic Stock Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA, and it is expected that their prices will not parallel or correlate with such movements.


     The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in investment portfolios generally or in the Strategic Stock Portfolio particularly or the ability of the MSCI Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI Index which is determined, composed and calculated by Morgan Stanley without regard to this Portfolio. Morgan Stanley has no obligation to take the needs of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.


     ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


     Risk Factors. There is no guarantee that the investment objective of the Portfolio will be achieved because it is subject to the continuing ability of the respective issuers of equities in which the Portfolio invests to declare and pay dividends and because the market value of such equities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. There can be no assurance that the value of the underlying securities will increase or that the issuers of the securities will pay dividends on outstanding securities. The declaration of dividends by any issuer depends upon several factors including the financial condition of the issuer and general economic conditions. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield of certain securities that the Portfolio will acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Adviser generally will not take these considerations into account in implementing the Strategic Selection Policies and, accordingly, the Portfolio may at times acquire securities of companies that the market and the Adviser believe are more susceptible to financial difficulty and corresponding adverse market performance than are other companies with securities included in the DJIA or in the MSCI Index.

     In addition, investors should be aware that the Portfolio is not "actively managed." Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Adviser. In addition, only a portion of the Portfolio's assets may be reviewed and adjusted for any given period. As a result, although the Portfolio may (but need not) dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of a security having declined to such an extent or other factors existing so that in the opinion of the Adviser the retention of such security would be detrimental to the Portfolio, the adverse financial condition of a company will not result in its elimination from the Portfolio prior to scheduled review and adjustment except under extraordinary circumstances. Similarly, securities held in the Portfolio ordinarily will not be sold by the Portfolio for the purpose of taking advantage of market fluctuations or changes in anticipated rates of appreciation.

INVESTMENT PRACTICES


     Repurchase Agreements. The Portfolio may enter into repurchase agreements with banks or broker-dealers which are deemed creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Repurchase agreements involve certain risks in the event of a default by the other party. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Portfolio could experience delays and expenses in liquidating the underlying securities and the Portfolio could incur losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. The Portfolio will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Portfolio, exceeds the Portfolio's limitation on illiquid securities described below.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Loans of Portfolio Securities. The Portfolio may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 10% of the total value of the Portfolio's assets and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. See the Statement of Additional Information.


     Illiquid and Restricted Securities. The Portfolio may invest up to 15% of its net assets in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will monitor the Portfolio's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in the Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Portfolio's Trustees believe accurately reflects fair value.

     Portfolio Turnover. The Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Securities with maturities of less than one year are excluded in the computation of the portfolio turnover rate. The portfolio turnover rate is not a limiting factor when the Adviser deems it desirable to purchase or sell securities or to engage in transactions in options, futures contracts and options on futures contracts on behalf of the Portfolio. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the Portfolio. In addition, higher portfolio turnover may increase the recognition of short-term, rather than long-term, capital gains. See "Dividends, Distributions and Taxes."

     Using Options, Futures Contracts and Options on Futures Contracts. The Portfolio may purchase or sell options, futures contracts or options on futures contracts. The Portfolio expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Portfolio's portfolio securities and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for a discussion of options, futures contracts and options on futures contracts.


     Potential Risks of Options, Futures Contracts and Options on Futures Contracts. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities, However, the purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Portfolio, if the Adviser is not successful in employing such instruments in managing the Portfolio's investments, the Portfolio's performance will be worse than if the Portfolio did not make such investments. In addition, the Portfolio would pay commissions and other costs in connection with such investments, which may increase the Portfolio's expenses and reduce its return. The Portfolio is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Portfolio will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting the Portfolio to require to the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Portfolio, and portfolio securities covering OTC Options sold by the Portfolio, are illiquid securities subject to the Portfolio's limitation on illiquid securities described above. The Portfolio will not enter into a futures contract or option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and related options.



     In order to prevent leverage in connection with the purchase of futures contracts thereon by the Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. A more complete discussion of the potential risks involved in transactions in options, futures contracts and options on futures contracts is contained in the Statement of Additional Information.

     Brokerage Practices. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Portfolio and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Trust, the Adviser or the Distributor and with brokerage firms participating in the distribution of shares of the Portfolio if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Portfolio.


THE TRUST AND ITS MANAGEMENT

     The Trust is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.


     Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Portfolio may invest which, in turn, may adversely affect the net asset value of the Portfolio.



     THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

     ADVISORY AGREEMENTS. The Trust and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"), pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for the Portfolio.



     Under the Advisory Agreement, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of the Portfolio. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. The Trust also pays custodian fees, legal and auditing fees, trustees' fees (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, Distributor, ACCESS, Van Kampen American Capital or Morgan Stanley Dean Witter & Co.), the costs of registration of its shares and reports and proxies to shareholders and all other ordinary expenses not specifically assumed by the Adviser or the Distributor.



     Under the Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Portfolio at an annual rate of 0.50% of the first $500 million of the Portfolio's average net assets and 0.45% of the Portfolio's average net assets in excess of $500 million. The Adviser has also voluntarily elected to reimburse the Portfolio for all ordinary business expenses in excess of 0.65% of the average daily net assets by reducing the advisory fee and/or bearing other expenses of the Portfolio in excess of such limitation. For the fiscal period ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust on behalf of the Strategic Stock Portfolio were 0.48%. For the same period, the Portfolio's net total operating expenses (after fee waivers and expense reimbursements) were 0.61%. In the absence of waivers/reimbursements, total operating expenses would have been 2.59%. There can be no assurance the Adviser will continue to waive its fee or reimburse expenses in the future.


     From time to time the Adviser may agree to waive its investment advisory fees or any portion thereof or elect to reimburse the Portfolio for ordinary business expenses in excess of an agreed upon amount.


     PERSONAL INVESTMENT POLICIES. The Trust and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Trust and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



     PORTFOLIO MANAGEMENT. John Cunniff has been primarily responsible for the day-to-day management of the Portfolio's investment portfolio since its inception. Mr. Cunniff is a Vice President of the Adviser and Van Kampen American Capital Advisory Corp., an affiliate of the Adviser, and has been employed by the Adviser since October 1995. Prior to that time, Mr. Cunniff was Vice President, Portfolio Manager at Templeton Quantitative Advisors.


PURCHASE OF SHARES

     The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust continuously offers shares of the Portfolio to the Accounts at prices equal to the per share net asset value of the

Portfolio. The Distributor, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

DETERMINATION OF NET ASSET VALUE

     Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying Prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.


     Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the most recent bid price. U.S. Government and agency obligations are valued at the last reported bid price. Listed options are valued at the last reported sale price in the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Options for which market quotations are not readily available are valued at a fair value by the Adviser based on procedures approved by the Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.


REDEMPTION OF SHARES

     Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market value of the securities in the Portfolio is subject to daily fluctuations and the net asset value of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.

     Dividends and Distributions. Dividends from stocks and interest earned from other investments are the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed on an annual basis. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including any losses carried forward from prior years. The Portfolio distributes any net realized capital gains to the Account no less frequently than annually.


     Tax Status of the Portfolio. The Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By maintaining its qualification as a "regulated investment company," the Portfolio is not subject to federal income taxes to the extent it distributes its net investment income and net capital gains. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

     Tax Treatment to Insurance Company as Shareholder. The Accounts are subject to the diversification requirements of Section 817(h) of the Code, which must be met at the end of each quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the United States Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer.



     Dividends paid by the Portfolio from its ordinary income and distributions of the Portfolio's net short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of the Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. The Trust will send to the Account a written notice required by the Code designating the amount and character of any distributions made during such year.



     Under the Code, any distributions designated as being made from the Portfolio's net long-term capital gains are taxable to the insurance company as long-term capital gains. Such distributions of long-term capital gains will be designated as a capital gains distribution in a written notice to the Account which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends received deduction. Dividends and capital gain distributions to the insurance company may also be subject to state and local taxes.



     As described in the accompanying Prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.



     Certain Investment Practices of Portfolios. Certain investment practices of the Portfolio may be subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Portfolio and affect the holding period of the securities held by the Portfolio and the character of the gains or losses realized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to maintain the Portfolio's qualification as a regulated investment company and avoid income and excise taxes. The Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.



PORTFOLIO PERFORMANCE



     From time to time the Portfolio may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review total return calculations that include those expenses.


     The total return of the Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Portfolio.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     In addition to total return information, the Portfolio may also advertise current "yield". Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review yield calculations that include those expenses.

     From time to time, the Portfolio may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for shares of the Portfolio. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolio.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the ordinary business expenses of a Portfolio. Such waiver/reimbursement will increase the yield or total return of the Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.


     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.


     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, NAREIT Equity REIT Index, Lehman Brothers REIT Index, the MSCI Index, Salomon Brothers High Grade Bond Index, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Portfolio published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Portfolio's shares. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce Portfolio performance.

     The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.


     The Trust's Annual Report and Semi-Annual contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the cover of this Prospectus.


DESCRIPTION OF SHARES OF THE TRUST


     The Trust was originally organized as a Massachusetts business trust on June 3, 1985. The Trust was reorganized as a business trust under the laws of Delaware on September 16, 1995 and adopted its current name at that time. The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest of $0.01 par value. Shares issued by the Trust are fully paid, non-assessable and have no preemptive or conversion rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

     The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Trust but the assets of the Trust only shall be liable.

ADDITIONAL INFORMATION

     This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


     The fiscal year end of the Trust is December 31. The Trust sends to its shareholders at least semi-annually reports showing the Portfolio's portfolio and other information. An Annual Report, containing financial statements audited by the Trust's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE PORTFOLIO'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833
VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Life Investment Trust Portfolios
Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Life Investment Trust Portfolios
Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICE WATERHOUSE LLP

200 East Randolph Drive


Chicago, IL 60601

--------------------------------------------------------------------------------

                             LIFE INVESTMENT TRUST

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                                 APRIL 30, 1998


        ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (800) 421-5666

     Van Kampen American Capital Life Investment Trust, (the "Trust"), is a diversified, open-end management investment company with ten Portfolios (the "Portfolios"): Asset Allocation Portfolio (formerly Multiple Strategy Fund), Domestic Income Portfolio (formerly Domestic Strategic Income Fund), Emerging Growth Portfolio (formerly Emerging Growth Fund), Enterprise Portfolio (formerly Common Stock Fund), Global Equity Portfolio (formerly Global Equity Fund), Government Portfolio (formerly Government Fund), Growth and Income Portfolio (formerly Growth and Income Fund), Money Market Portfolio (formerly Money Market
Fund), Morgan Stanley Real Estate Securities Portfolio (formerly Real Estate Securities Portfolio) and Strategic Stock Portfolio. Each Portfolio is in effect a separate mutual fund issuing its own shares.

                             ---------------------

     This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Trust's applicable prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Trust. Investors should obtain and read a Prospectus containing disclosure with respect to the Portfolio in which the investor wishes to invest prior to purchasing shares of such Portfolio. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. (the "Distributor") at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Objectives and Policies..........................  B-5
Repurchase Agreements.......................................  B-11
Forward Commitments.........................................  B-11
Depositary Receipts.........................................  B-12
Options, Futures Contracts and Options on Futures
  Contracts.................................................  B-12
Loans of Portfolio Securities...............................  B-19
Investment Restrictions.....................................  B-19
Trustees and Officers.......................................  B-32
Legal Counsel...............................................  B-42
Investment Advisory Agreements..............................  B-43
Distributor.................................................  B-45
Transfer Agent..............................................  B-46
Portfolio Transactions and Brokerage........................  B-46
Portfolio Turnover..........................................  B-48
Determination of Net Asset Value............................  B-48
Purchase and Redemption of Shares...........................  B-50
Tax Status..................................................  B-50
Portfolio Performance.......................................  B-50
Money Market Portfolio Yield Information....................  B-51
Other Information...........................................  B-52
Appendix....................................................  B-53
Report of Independent Accountants...........................  B-55
Financial Statements........................................  B-56
Notes to Financial Statements...............................  B-133



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 1998.

GENERAL INFORMATION


     Van Kampen American Capital Life Investment Trust, formerly known as American Capital Life Investment Trust (the "Trust") was originally organized as a business trust under the laws of the Commonwealth of Massachusetts on June 3, 1985. The Trust was reorganized under the laws of the State of Delaware as a Delaware business trust and adopted its present name as of September 16, 1995.



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     As of April 3, 1998, no person was known by the Trust to own beneficially or to hold of record 5% or more of the outstanding shares of any portfolio except as set forth below. The Trust offers its shares only to separate accounts of various insurance companies. Those separate accounts have authority to vote shares from which they have not received instructions from the Contract Owners, but only in the same proportion with respect to "yes" votes, "no" votes or abstentions as is the case with respect to shares for which instructions were received.



                                                            AMOUNT OF RECORD OWNERSHIP
                  NAME AND ADDRESS OF                            OF THE PORTFOLIO         PERCENTAGE
                     RECORD HOLDER                               AT APRIL 3, 1998         OWNERSHIP
                  -------------------                       --------------------------    ----------
ASSET ALLOCATION FUND
Nationwide Life Insurance Co.                                        2,243,733              42.72%
  Nationwide VL1 -- Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.                                        2,840,894              54.08%
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
MONEY MARKET PORTFOLIO
American General Life Insurance Co.                                  4,047,125              22.80%
  Separate Account D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co.                                        6,886,304              38.79%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029

                                                            AMOUNT OF RECORD OWNERSHIP
                  NAME AND ADDRESS OF                            OF THE PORTFOLIO         PERCENTAGE
                     RECORD HOLDER                               AT APRIL 3, 1998         OWNERSHIP
                  -------------------                       --------------------------    ----------
Nationwide Life Insurance Co.                                        5,557,964              31.31%
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen American Capital                                          1,238,410               6.98%
  Generations Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591

ENTERPRISE PORTFOLIO
American General Life Insurance Co.                                    780,259              14.35%
  Separate Account -- D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co.                                        2,190,017              40.27%
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.                                        1,819,433              33.46%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen American Capital                                            531,375               9.77%
  Generations Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591

GLOBAL EQUITY PORTFOLIO
Van Kampen American Capital                                             95,241              35.30%
  Distributors, Inc.
  One Chase Manhattan Plaza
  37th Fl.
  New York, NY 10005
Nationwide Life Insurance Co.                                           98,831              36.63%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.                                           75,751              28.07%
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029

                                                            AMOUNT OF RECORD OWNERSHIP
                  NAME AND ADDRESS OF                            OF THE PORTFOLIO         PERCENTAGE
                     RECORD HOLDER                               AT APRIL 3, 1998         OWNERSHIP
                  -------------------                       --------------------------    ----------

GOVERNMENT PORTFOLIO
Nationwide Life Insurance Co.                                        5,092,084              87.02%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.                                          498,615               8.52%
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029

DOMESTIC INCOME PORTFOLIO
American General Life Insurance Co.                                    587,993              29.53%
  Separate Account D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co.                                          261,146              13.12%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.                                          898,289              45.12%
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen American Capital                                            209,079              10.50%
  Generations Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
EMERGING GROWTH PORTFOLIO
Van Kampen American Capital                                            385,187              51.58%
  Generations Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co.                                          207,635              27.81%
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.                                          128,463              17.20%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029

                                                            AMOUNT OF RECORD OWNERSHIP
                  NAME AND ADDRESS OF                            OF THE PORTFOLIO         PERCENTAGE
                     RECORD HOLDER                               AT APRIL 3, 1998         OWNERSHIP
                  -------------------                       --------------------------    ----------
MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO
Nationwide Life Insurance Co.                                       16,074,937              86.45%
  Nationwide Variable Account II
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
GROWTH AND INCOME PORTFOLIO
Van Kampen American Capital                                          1,172,044              95.83%
  Generations Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
STRATEGIC STOCK PORTFOLIO
Van Kampen American Capital                                            604,798              96.33%
  Generations Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591


INVESTMENT OBJECTIVES AND POLICIES

     The following disclosures supplement disclosures set forth under an identical caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

ASSET ALLOCATION PORTFOLIO

     The Fund seeks a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities.

DOMESTIC INCOME PORTFOLIO


     The primary objective of the Portfolio is to seek current income. Capital appreciation is a secondary objective, which is sought only when consistent with the primary objective.


     Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Portfolio's portfolio or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit rating of an issuer whose securities are held in the Portfolio's portfolio or a general increase in interest rates would be expected to reduce the value of the Portfolio's investments.

     The Portfolio expects that at all times at least 80% of its assets will be invested in fixed-income securities rated at the time of purchase B or higher by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), nonrated securities considered by the Adviser to be of comparable quality, and U.S. Government securities (as defined herein).

     Lower rated and comparable nonrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical conditions of the issuers of lower rated securities may not have been as strong as that of other issuers. The Adviser, however, believes that such ratings are not necessarily an accurate reflection of the current financial condition of the issuers because they may be based upon considerations taken into account at the time such ratings were assigned, rather than upon subsequent developments affecting such issuers. Moreover, ratings categories tend to be broad, so that there may be significant variations among the financial condition of issuers within the same category. For these reasons, the Adviser may rely more on its own analysis in determining which securities offer the best opportunities for higher yields without unreasonable risks; therefore, the achievement of the Portfolio's objectives will depend more on the Adviser's analytical and portfolio management skills than would be the case if greater reliance were placed on ratings assigned by the rating services. The Adviser's analysis will focus on a number of factors affecting the financial condition of a company, including: the strength of its management; the financial soundness of the company and the outlook of its industry; the security's responsiveness to changes in interest rates and business conditions; the cash flow of the company; dividend or interest coverage; and the fair market value of the company's assets. In making portfolio decisions for the Portfolio, the Adviser will attempt to identify higher yielding securities of companies whose financial condition has improved since the issuance of such securities, or is anticipated to improve in the future.

     The Portfolio may invest up to 20% of its total assets in debt securities rated below B by Moody's and S&P or nonrated securities considered by the Adviser to be of comparable quality, common stocks or other equity securities and in non-income producing securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. The Portfolio will not cause more than 10% of its total assets to be invested in common stocks or other equity securities. See "Investment Objectives and Policies -- Domestic Income Portfolio," in the Prospectus.

     Certain of the lower rated debt securities in which the Portfolio may invest may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than the purchase price. Capital gains or losses are also realized upon the sale of securities at prices that differ from their cost. The market prices of fixed-income securities generally fall when interest rates rise. Conversely, the market prices of fixed-income securities generally rise when interest rates fall.

     The Portfolio may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration. Such securities are referred to as "U.S. Government securities".

     Additional Risks of Investing in Lower Rated Debt Securities. Additional risks of lower rated securities include limited liquidity and secondary market support. As a result, the prices of debt securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated debt securities generally could reduce market liquidity for such securities and make their sale by the Portfolio more difficult, at least in the absence of price concessions. Reduced liquidity could also create difficulties in accurately valuing such securities at certain times. The lower rated debt market has grown primarily during a period of long economic expansion and it is uncertain how it would perform during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower rated debt and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. See "Investment Objectives and Policies" in the Prospectus for a further discussion of risk factors associated with investments in lower rated debt securities, which are not generally meant for short-term investment.

EMERGING GROWTH PORTFOLIO

     The investment objective of the Portfolio is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Adviser to be emerging growth companies.

     The following investment techniques, subject to the Investment Restrictions below, may be employed by the Portfolio. These techniques inherently involve the assumption of a higher degree of risk than normal and the possibility of more volatile price fluctuations.


     Warrants. Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

ENTERPRISE PORTFOLIO

     The investment objective of the Portfolio is to seek capital appreciation through investments in securities believed by the Adviser to have about average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation. The Portfolio may enter into repurchase agreements with banks and broker-dealers. See "Repurchase Agreements."

     In seeking to obtain capital appreciation, the Portfolio may trade to a substantial degree in securities for the short term. To this extent, the Portfolio would be engaged essentially in trading operations based on expectation of short-term market movements. However, the Portfolio also seeks investments which are expected to appreciate over a longer period of time. See "Portfolio Transactions and Brokerage."

GLOBAL EQUITY PORTFOLIO

     The investment objective of the Fund is to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States.

GOVERNMENT PORTFOLIO


     The investment objective of the Portfolio is to seek to provide investors with a high current return consistent with preservation of capital. The Portfolio invests primarily in U.S. Government securities, related options, futures contracts and options on futures contracts. The Portfolio may invest in other government related securities and in repurchase agreements fully collateralized by U.S. Government securities. The other government related securities include mortgage-related and mortgage-backed securities and certificates issued by financial institutions or broker-dealers representing "stripped" mortgage-related securities. Repurchase agreements will be entered into with banks or broker-dealers deemed creditworthy by the Portfolio's Adviser solely for purposes of investing the Portfolio's cash reserves or when the Portfolio is in a temporary defensive posture.


     One type of mortgage-related securities in which the Portfolio invests are those which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. One such type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which the Portfolio may invest is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

     The Portfolio seeks to obtain a high return from the following sources:

     - interest paid on the Portfolio's portfolio securities;

     - premiums earned upon the expiration of options written;

     - net profits from closing transactions; and

     - net gains from the sale of portfolio securities on the exercise of options or otherwise.

     The Portfolio is not designed for investors seeking long-term capital appreciation. Moreover, varying economic and market conditions may affect the value of and yields on debt securities and opportunities for gains from an option writing program. Accordingly, there is no assurance that the Portfolio's investment objective will be achieved.

  GNMA Certificates

     Government National Mortgage Association. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Portfolio purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Portfolio will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.


     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of approximately 0.06 of 1% of the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee of approximately 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.


     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1% more than high grade corporate bonds and 1/2 of 1% more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

  FNMA Securities

     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

  FHLMC Securities

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

  Collateralized Mortgage Obligations

     Collateralized mortgage obligations are debt obligations issued generally by finance subsidiaries or trusts which are secured by mortgage-backed certificates, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain portfolios and other collateral. Scheduled distributions on the mortgage-backed certificates pledged to secure the collateralized mortgage obligations, together with certain portfolios and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-backed certificates; the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchases of collateralized mortgage obligations at a substantial discount involves a risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchases of collateralized mortgage obligations at a premium involve additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-backed certificates since the premium may not have been fully amortized at the time the obligation is repaid. The market value of collateralized mortgage obligations purchased at a substantial premium of discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.

     Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

GROWTH AND INCOME PORTFOLIO

     The investment objective of the Portfolio is to seek long-term growth of capital and income. The Portfolio seeks to achieve its investment objective by investing in income-producing equity securities, including common stocks and convertible securities.

MONEY MARKET PORTFOLIO

     The investment objective of the Portfolio is to seek protection of capital and high current income through investments in money market instruments.

     The Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Portfolio uses the amortized cost method of valuing the Portfolio's securities pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), certain requirements of which are summarized below.


     In accordance with Rule 2a-7, the Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Trustees. The nationally recognized statistical rating organizations currently rating instruments of the type the Portfolio may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Fitch Investors Services, Inc., Duff and Phelps, Inc. and IBCA Limited and IBCA Inc.


     In addition, the Portfolio will not invest more than five percent of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that (i) the Portfolio may invest more than five percent of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Portfolio may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Portfolio's total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Trustees to be comparable to those rated in the highest category, will be limited to five percent of the Portfolio's total assets, with the investment in any one such issuer being limited to no more than the greater of one percent of the Portfolio's total assets or $1,000,000. As to each security, these percentages are measured at the time the Portfolio purchases the security. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO


     As its primary objective, the Morgan Stanley Real Estate Securities Portfolio (the "Real Estate Securities Portfolio") seeks long-term growth of capital. Current income is a secondary consideration.


STRATEGIC STOCK PORTFOLIO

     The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI Index. In selecting securities for the Portfolio, the Adviser presently intends to follow the following procedures, subject to and limited by the Portfolio's other investment policies and restrictions.

     The Portfolio will reflect on its books twelve separate sub-accounts (each a "Strategic Sub-Account"). Strategic Sub-Accounts will be successively designated Strategic Sub-Account 1 through Strategic Sub-Account 12.

     As of the close of business on (i) the business day immediately prior to the Portfolio's commencement of investment operations and (ii) the last business day of each month thereafter (each a "Strategic Determination Date"), the Adviser will identify 20 securities pursuant to the Strategic Selection Policies discussed in the Prospectus (the "Current Period Strategic Securities").

     As of commencement of investment operations, the Portfolio will invest the assets of Strategic Sub-Account 1 approximately equally in each of the Current Period Strategic Securities determined on the first Strategic Determination Date. This will result in approximately 5% of the Portfolio's assets being invested in each of the initial Current Period Strategic Securities. On each of the eleven subsequent Strategic Determination Dates, the Adviser will invest the cash available for investment due to the sale of new shares and the receipt of dividend and interest income in the next successive Strategic Sub-Account approximately equally in each of the Current Period Strategic Securities for that Strategic Determination Date. Following the twelfth Strategic Determination Date the assets of one Strategic Sub-Account will be evaluated and adjusted each month so that the assets of each Strategic Sub-Account will be reviewed and adjusted once every 12 months.

     Consistent with the Portfolio's investment objective, the Adviser may modify these procedures without prior notice to investors to adjust the frequency of portfolio review and adjustment and to adjust the portion of the Portfolio's assets that is reviewed and adjusted during each period.

     The following disclosures supplement disclosures set forth in the Prospectus. Readers must refer also to the Prospectus for a complete presentation.

REPURCHASE AGREEMENTS


     Each Portfolio may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while a Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.


FORWARD COMMITMENTS


     The Government Portfolio, the Domestic Income Portfolio and the Real Estate Securities Portfolio may engage in Forward Commitment purchases and sales. Relative to a Forward Commitment purchase, the Portfolio maintains a segregated account (which is marked to market daily) of cash, cash equivalents, or liquid securities with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the securities held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Portfolio's net asset value.

     A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Portfolio owns or has the right to acquire. Only the Government Portfolio and the Real Estate Securities Portfolio may engage in forward commitment transactions for cross-hedging purposes. In either circumstance, the Portfolio maintains in a segregated account (which is marked to market daily) either the security covered by the Forward Commitment or cash, cash equivalents, or liquid securities with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Portfolio foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale. See the Prospectus for further information.


DEPOSITARY RECEIPTS

     Certain Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


     All of the Portfolios except the Domestic Income Portfolio and the Money Market Portfolio may engage in transactions in options, futures contracts and options on futures contracts. Set forth below is certain additional information regarding options, futures contracts and options on futures contracts. See the Prospectus for further information.


WRITING CALL AND PUT OPTIONS

     Purpose. Options may be utilized to hedge various market or to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolio's current return can be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also is likely to result in a higher portfolio turnover.


     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. Each Portfolio writes call options only on a covered basis and only the Government Portfolio writes call options either on a covered basis or for cross-hedging purposes. A call option is covered if at all times during the option period the Portfolio owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. Thus, the Government Portfolio may write options on mortgage-related or other U.S. Government securities or forward commitments of such securities. An option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a security which the Portfolio owns or has the right to acquire. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Portfolio's custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.



     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio would write put options only on a secured basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.


     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, a Portfolio could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has written lapses unexercised.

     A Portfolio could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Portfolio could close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     The exercise price of call options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current market value of the underlying securities or futures contracts at the time the options are written. The converse applies to put options.

     Risks of Writing Options. By writing a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS


     A Portfolio could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. In addition, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.



     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of a Portfolio's assets generally. In addition, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio may purchase put options for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.


     In any case, the purchase of options for capital appreciation would increase a Portfolio's volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio's net asset value.

     The Government Portfolio will not purchase call or put options on securities if as a result, more than ten percent of its net assets would be invested in premiums on such options.

     A Portfolio may purchase either listed or over-the-counter options.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.


     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Portfolio holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Portfolio will hold the Treasury bills in a segregated account with its custodian so that it will be treated as being covered.


     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Portfolio as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Portfolio closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.


OPTIONS ON STOCK INDEXES (ASSET ALLOCATION PORTFOLIO, EMERGING GROWTH PORTFOLIO, ENTERPRISE PORTFOLIO, GLOBAL EQUITY PORTFOLIO, GROWTH AND INCOME PORTFOLIO, REAL ESTATE SECURITIES PORTFOLIO AND STRATEGIC STOCK PORTFOLIO ONLY)



     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges.

     Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FOREIGN CURRENCY OPTIONS

     Certain Portfolios may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than five percent of the Portfolio's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" in the Prospectus.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS


     Certain Portfolios may engage in transactions involving futures contracts and related options in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Trust and its Portfolios would be exempt from registration as a "commodity pool."


     Types of Contracts. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits, LIBOR.


     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Differences in the stocks included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.



     A Portfolio also may invest in foreign stock index futures traded outside the United States. Such foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit with its custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.


     For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.


     Futures Strategies. When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Portfolio is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to a Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs. Ordinarily commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of securities.


     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, futures or related options, the Portfolio could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for this imperfect correlation, a Portfolio could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, a Portfolio could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by a Portfolio could decline at the same time as portfolio securities being hedged; if this occurred, the Portfolio would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currency or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depositary requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction judged over a very short time frame.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although a Portfolio intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, a Portfolio would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Portfolio would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Advisers' ability correctly to predict the direction of movements in the market. For example, if the Portfolio hedges against a decline in the market, and market prices instead advance, the Portfolio will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Portfolio has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.


     Although the Portfolio intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.



     A Portfolio will not enter into a futures contract or option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. In order to prevent leverage in connection with the purchase of futures contracts by a Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.



OPTIONS ON FUTURES CONTRACTS



     A Portfolio could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Portfolio. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.



     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Advisers will not purchase options on futures on any exchange unless, in the Advisers' opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However there may be circumstances, such as when there is no movement in the level of the index, when the use of an option on a future would result in a loss to the Portfolio when the use of a future would not.


ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS

     Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be sold by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolio may write.


ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES


     Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

LOANS OF PORTFOLIO SECURITIES


     Each of the Portfolios, except the Real Estate Securities Portfolio, may lend an amount up to 10% of the value of its portfolio securities to unaffiliated brokers, dealers and financial institutions provided that cash equal to 100% of the market value of the securities loaned is deposited by the borrower with the particular Portfolio and is maintained each business day. While such securities are on loan, the borrower is required to pay the Portfolio any income accruing thereon. Furthermore, the Portfolio may invest the cash collateral in portfolio securities thereby increasing the return to the Portfolio as well as increasing the market risk to the Portfolio.



     Loans would be made for short-term purposes and subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders, but any gain can be realized only if the borrower does not default. Each Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan.


INVESTMENT RESTRICTIONS

     Each Portfolio has adopted the following restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares; which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding voting securities. The percentage limitations need only be met at the time the investment is made or after relevant action is taken. The Portfolios are subject to the restrictions set forth below (Those restrictions that are only applicable to certain Portfolios are noted as such).

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE ASSET ALLOCATION PORTFOLIO, THE DOMESTIC INCOME PORTFOLIO, THE EMERGING GROWTH PORTFOLIO, THE ENTERPRISE PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE GOVERNMENT PORTFOLIO, THE GROWTH AND INCOME PORTFOLIO AND THE MONEY MARKET PORTFOLIO:

A Portfolio shall not:

      1. Invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees own more than 5% of the outstanding securities of such issuer;

      2. Invest in companies for the purpose of acquiring control or management thereof except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      3. Underwrite securities of other companies, except insofar as a Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities owned by the Portfolio; or

      4. Lend its portfolio securities in excess of 10% of its total assets, both taken at market value provided that any loans shall be in accordance with the guidelines established for such loans by the Board of Trustees of the Trust as described under "Loans of Portfolio Securities," including the maintenance of collateral from the borrower equal at all times to the current market value of the securities loaned.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE ASSET ALLOCATION PORTFOLIO AND THE ENTERPRISE PORTFOLIO:

A Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may enter into transactions in options, futures contracts or options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

     4. Invest in interests in oil, gas, or other mineral exploration or development programs;

     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     6. Lend money, except that a Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. A Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company. See "Repurchase Agreements";

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company;

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts;

     9. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with transactions in options, futures contracts or options on futures contracts is not considered the purchase of a security on margin;

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act; or

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance.

     In addition, the following restrictions apply to, and may not be changed without the approval of the holders of a majority of the shares of, the Portfolio indicated:

          The Enterprise Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation. Furthermore, the Enterprise Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 10% of the value of the Enterprise Portfolio's total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment.

          The Asset Allocation Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Asset Allocation Portfolio's total assets would be invested in such securities.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE DOMESTIC INCOME
PORTFOLIO:

The Domestic Income Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

      4. Invest in interests in oil, gas, or other mineral exploration or development programs;

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements";

      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby);

      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities;

      9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     11. Write put or call options;

     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance; or

     13. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Portfolio's total assets would be invested in such securities.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE EMERGING GROWTH PORTFOLIO:

The Emerging Growth Portfolio shall not:

     1. Invest directly in real estate interests of any nature, although the Portfolio may invest indirectly through media such as real estate investment trusts;

     2. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in futures contracts or related options;

     3. Issue any of its securities for (a) services or (b) property other than cash or securities (including securities of which the Portfolio is the issuer), except as a dividend or distribution to its shareholders in connection with a reorganization;

     4. Issue senior securities and shall not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and in an amount not exceeding five percent of the Portfolio's total assets. Notwithstanding the foregoing, the Portfolio may enter into transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith;

     5. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company;

     6. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     7. Sell short or borrow for short sales. Short sales "against the box" are not subject to this limitation;

     8. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, it agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     9. Invest in warrants in excess of 5% of its net assets (including, but not to exceed 2% in warrants which are not listed on the New York or American Stock Exchanges);

     10. Purchase securities of issuers which have a record of less than three years continuous operation if such purchase would cause more than 5% of the Portfolio's total assets to be invested in securities of such issuers except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     11. Invest more than 15% of its net assets in illiquid securities, including securities that are not readily marketable, restricted securities and repurchase agreements that have a maturity of more than seven days except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     12. Invest in interests in oil, gas, or other mineral exploration or developmental programs, except through the purchase of liquid securities of companies which engage in such businesses; or

     13. Pledge, mortgage or hypothecate its portfolio securities or other assets to the extent that the percentage of pledged assets plus the sales load exceeds 10% of the offering price of the Portfolio's shares.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE GLOBAL EQUITY PORTFOLIO:

The Global Equity Portfolio shall not:

     1. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company;

     2. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options are not deemed to be a pledge or other encumbrance;

     4. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Portfolio. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan;

     5. Make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options;

     6. Purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin;

     7. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of publicly traded (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate;

     8. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts;

     9. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover;"

     10. Invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except (a) through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition; or (b) to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     11. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;

     12. Invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities;

     13. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     14. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and over-the-counter options held by the Portfolio and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities, for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists. Notwithstanding the foregoing, this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GOVERNMENT
PORTFOLIO:

The Government Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may invest in interest rate futures and related options and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

     4. Invest in interests in oil, gas, or other mineral exploration or development programs;

     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds ten percent of the market or other fair value of its total net assets. See "Repurchase Agreements";

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby);

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may make short sales by entering into forward commitments for hedging or cross-hedging purposes and the Portfolio may engage in transactions in options, future contracts and related options;

     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin;

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of options, or in connection with the purchase or sale of futures contracts and related options are not deemed to be a pledge or other encumbrance; or

     12. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets, and enter into closing or offsetting transactions with respect to such options, and (c) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Portfolio's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets, and provided further that the Portfolio may not purchase futures contracts or related options if more than 30% of the Portfolio's total assets would be so invested.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GROWTH AND INCOME
PORTFOLIO:

The Growth and Income Portfolio shall not:

     1. Borrow money, except from a bank and then only as a temporary measure for extraordinary or emergency purposes but not for making additional investments and not in excess of 5% of the total net assets of the Portfolio taken at cost. In connection with any borrowing the Portfolio may pledge up to 15% of its total assets taken at cost. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options.

     2. Purchase or sell interests in real estate, except readily marketable securities, including securities of real estate investment trusts.

     3. Purchase or sell commodities or commodities contracts, except that the Portfolio may enter into transactions in futures contracts and related options.

     4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover."

     5. Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

     6. Invest more than 5% of the market value of its total assets at the time of purchase in the securities (except U.S. Government securities) of any one issuer or purchase more than 10% of the outstanding voting securities of such issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Growth and Income Portfolio is subject to the following policies which may be amended by the Trustees.

     1. Purchase securities on margin, or sell securities short, but the Portfolio may enter into transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith.

     2. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

     3. Purchase securities of a corporation in which a trustee of the Portfolio owns a controlling interest.

     4. Permit officers or trustees of the Portfolio to profit by selling securities to or buying them from the Portfolio. However, companies with which the officers and trustees of the Portfolio are connected may enter into underwriting agreements with the Portfolio to sell its shares, sell securities to, and purchase securities from the Portfolio when acting as broker or dealer at the customary and usual rates and discounts, to the extent permitted by the 1940 Act.

     5. Investments in repurchase agreements and purchases by the Portfolio of a portion of an issue of publicly distributed debt securities shall not be considered the making of a loan.

     6. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 15% of the value of the Portfolio's net assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     7. Invest more than 5% of the market value of its total assets in companies having a record together with predecessors of less than three years continuous operation and in securities not having readily available market quotations except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE MONEY MARKET
PORTFOLIO:

The Money Market Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;;

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

     4. Invest in interests in oil, gas, or other mineral exploration or development programs;

     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements";

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks);

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities;

     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     11. Write put or call options;

     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance; or

     13. Purchase any security which matures more than one year from the date of purchase.


THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE REAL ESTATE SECURITIES
PORTFOLIO.



     The Real Estate Securities Portfolio shall not:


     1. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws;

     2. With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance;

     4. Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements;

     5. Buy or sell real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies operating in the real estate industry, including real estate investment trusts. The Portfolio may hold and sell real estate acquired as a result of the ownership of its securities;

     6. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts;

     7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover";

     8. Concentrate its investment in any one industry, except that the Portfolio will invest more than 25% of its total assets in the real estate industry. This limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company;

     9. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in futures contracts and related options transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations), and provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets; or

     10. The Portfolio may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.


     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Real Estate Securities Portfolio is subject to the following policies which may be amended by the Real Estate Securities Portfolio's Trustees and which apply at the time of purchase of portfolio securities.


     1. The Portfolio may not make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940

        Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     2. The Portfolio may not purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin;

     3. The Portfolio may not invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     4. The Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;

     5. The Portfolio may not invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     6. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities;

     7. The Portfolio may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act; or

     8. The Portfolio may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE STRATEGIC STOCK PORTFOLIO.

     The Strategic Stock Portfolio shall not:

     1. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws;

     2. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer or, if as a result, such Portfolio would hold more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Portfolio from the limitations imposed by Section 12(d)(1) of the 1940 Act.

     3. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

     4. Buy or sell real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies operating in the real estate industry, including real estate investment trusts. The Portfolio may hold and sell real estate acquired as a result of the ownership of its securities;

     5. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts;

     6. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Portfolio's total assets (after giving effect to any such borrowing); which amount does not include borrowings and reverse repurchase agreements with any entity where such borrowings and reverse repurchase agreements are in an amount not exceeding 5% of its total assets and for temporary purposes only. The Portfolio will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery, and when issued transactions, options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments;

     7. Make loans of money or property to any person, except (i) to the extent the securities in which the Portfolio may invest are considered to be loans, (ii) through the loan of portfolio securities, and (iii) to the extent that the Portfolio may lend money or property in connection with maintenance of the value of, or the Portfolio's interest with respect to, the securities owned by the Portfolio.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Strategic Stock Portfolio is subject to the following policies which may be amended by the Strategic Stock Portfolio's Trustees and which apply at the time of purchase of portfolio securities.

     1. The Portfolio may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

     2. The Portfolio may not make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. The Portfolio may not purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin;

     4. The Portfolio may not invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except as part of a merger, consolidation or other acquisition and except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     5. The Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;

     6. The Portfolio may not invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     7. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities;

     8. The Portfolio may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act; or

     9. The Portfolio may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.

TRUSTEES AND OFFICERS


     The tables below list the trustees and officers of the Fund and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen American Capital Advisors Corp., Van Kampen Merritt Equity Advisors Corp., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc., Van Kampen American Capital Record Keeping Services, Inc., American Capital Contractual Services, Inc., Van Kampen American Capital Trust Company, Van Kampen American Capital Exchange Corporation, and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Mr. DeMartini is a Director of InterCapital
New York, NY 10048                          Funds, Dean Witter Distributors, Inc. and Dean Witter
Date of Birth: 10/12/52                     Trust Company. Trustee of the TCW/DW Funds. Director of
                                            the National Healthcare Resources, Inc. Formerly Vice
                                            Chairman of the Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the Board of the
                                            Nasdaq Stock Market, Inc. Trustee/Director of each of the
                                            funds in the Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Chairman, President and a Director of VKAC. Chairman and
2800 Post Oak Blvd.                         a Director of the Advisers and the Distributor. Chairman
Houston, TX 77056                           and a Director of ACCESS. Director or officer of certain
Date of Birth: 10/19/39                     other subsidiaries of VKAC. Chairman of the Board of
                                            Governors and the Executive Committee of the Investment
                                            Company Institute. Prior to November 1996, President,
                                            Chief Executive Officer and a Director of VKAC Holding.
                                            Trustee/Director of each of the funds in the Fund Complex
                                            and other funds advised by the Advisers or Van Kampen
                                            American Capital Management, Inc.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company; the
Date of Birth: 07/08/44                     Urban Shopping Centers Inc., a retail mall management
                                            company; and Stone Container Corp., a paper manufacturing
                                            company. Trustee, University of Notre Dame. Formerly,
                                            President and Chief Executive Officer, Waste Management
                                            Inc., an environmental services company, and prior to
                                            that President and Chief Operating Officer, Waste
                                            Management Inc. Trustee/Director of each of the funds in
                                            the Fund Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen American Capital
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex and other open-end and closed-end funds
                                            advised by the Advisers or Van Kampen American Capital
                                            Management, Inc.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. and its affiliates.

                                    OFFICERS



     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     Executive Vice President and a Director of
  Date of Birth: 05/20/42                                   VKAC and VK/AC Holding, Inc. President,
                                                            Chief Operating Officer and a Director of
                                                            the Advisers, Van Kampen American Capital
                                                            Advisors, Inc., and Van Kampen American
                                                            Capital Management, Inc. President and a
                                                            Director of Van Kampen Merritt Equity
                                                            Advisors Corp. Prior to April of 1997, he
                                                            was a Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Prior to September of 1996,
                                                            Mr. McDonnell was Chief Executive Officer
                                                            and Director of MCM Group, Inc., McCarthy,
                                                            Crisanti & Maffei, Inc. and Chairman and
                                                            Director of MCM Asia Pacific Company,
                                                            Limited and MCM (Europe) Limited. Prior to
                                                            November 1996, Executive Vice President and
                                                            a Director of VKAC Holding. Prior to July
                                                            of 1996, Mr. McDonnell was President, Chief
                                                            Operating Officer and Trustee of VSM Inc.
                                                            and VCJ Inc. President of each of the funds
                                                            in the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 06/25/56                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Prior to July of 1996, Mr.
                                                            Hegel was a Director of VSM Inc. Prior to
                                                            September of 1996, he was a Director of
                                                            McCarthy, Crisanti & Maffei, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel,
  Date of Birth: 07/29/53                                   Secretary and Director of VKAC and VK/AC
                                                            Holding, Inc. Mr. Nyberg is also Executive
                                                            Vice President, General Counsel and a
                                                            Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Executive Vice President,
                                                            General Counsel, Assistant Secretary and a
                                                            Director of the Advisers and the
                                                            Distributor, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Management, Inc., Van Kampen American
                                                            Capital Exchange Corporation, American
                                                            Capital Contractual Services, Inc. and Van
                                                            Kampen American Capital Trust Company.
                                                            Executive Vice President, General Counsel
                                                            and Assistant Secretary of ACCESS. Director
                                                            or officer of certain other subsidiaries of
                                                            VKAC. Prior to June of 1997, Director of
                                                            ICI Mutual Insurance Co., a provider of
                                                            insurance to members of the Investment
                                                            Company Institute. Prior to April of 1997,
                                                            he was Executive Vice President, General
                                                            Counsel and Director of Van Kampen Merritt
                                                            Equity Advisors Corp. Prior to July of
                                                            1996, Mr. Nyberg was Executive Vice
                                                            President and General Counsel of VSM Inc.
                                                            and Executive Vice President and General
                                                            Counsel of VCJ Inc. Prior to September of
                                                            1996, he was General Counsel of McCarthy,
                                                            Crisanti & Maffei, Inc. Vice President and
                                                            Secretary of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 04/20/42                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Vice President of each of
                                                            the funds in the Fund Complex and certain
                                                            other investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President and Director of
  Date of Birth: 11/10/44                                   VKAC, and VK/AC Holding Inc. Executive Vice
                                                            President of the AC Adviser and the
                                                            Distributor. President and a Director of
                                                            ACCESS. President and Chief Operating
                                                            Officer of Van Kampen American Capital
                                                            Record Keeping Services, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers and
  Date of Birth: 01/11/56     Financial Officer             Van Kampen American Capital Management,
                                                            Inc. Vice President and Chief Financial
                                                            Officer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or their affiliates.

Nicholas Dalmaso............  Assistant Secretary           Associate General Counsel and Assistant
  Date of Birth: 03/01/65                                   Secretary of VKAC. Vice President,
                                                            Associate General Counsel and Assistant
                                                            Secretary of the Advisers, the Distributor,
                                                            Van Kampen American Capital Advisors, Inc.
                                                            and Van Kampen American Capital Management,
                                                            Inc. Assistant Secretary of each of the
                                                            funds in the Fund Complex and other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Vice President and a Senior Attorney of
  Date of Birth: 11/15/63                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers, the Distributor,
                                                            ACCESS, Van Kampen American Capital
                                                            Management, Inc., American Capital
                                                            Contractual Services, Inc., Van Kampen
                                                            American Capital Exchange Corporation and
                                                            Van Kampen American Capital Advisors, Inc.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC and
                                                            VKAC Holding, Inc. Senior Vice President,
                                                            Deputy General Counsel and Secretary of the
                                                            Advisers, the Distributor, ACCESS American
                                                            Capital Contractual Services, Inc., Van
                                                            Kampen American Capital Management, Inc.,
                                                            Van Kampen American Capital Exchange
                                                            Corporation, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Insurance Agency of Illinois, Inc., VKAC
                                                            System, Inc., Van Kampen American Capital
                                                            Record Keeping Services, Inc. and Van
                                                            Kampen Merritt Equity Advisors Corp. Prior
                                                            to April of 1997, Senior Vice President,
                                                            Deputy General Counsel and Secretary of Van
                                                            Kampen American Capital Services, Inc. and
                                                            Van Kampen Merritt Holdings Corp. Prior to
                                                            September of 1996, Mr. Martin was Deputy
                                                            General Counsel and Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc., and prior to July
                                                            of 1996, he was Senior Vice President,
                                                            Deputy General Counsel and Secretary of VSM
                                                            Inc. and VCJ Inc. Assistant Secretary of
                                                            each of the funds in the Fund Complex and
                                                            other investment companies advised by the
                                                            Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers, the Distributor, Van Kampen
                                                            American Capital Management, Inc. and Van
                                                            Kampen American Capital Advisors, Inc.
                                                            Prior to September of 1996, Mr. Wetherell
                                                            was Assistant Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or their affiliates.
Steven M. Hill..............  Assistant Treasurer           Vice President of the Advisers. Assistant
  Date of Birth: 10/16/64                                   Treasurer of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.
Michael Robert Sullivan.....  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees. That provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                                   FUND COMPLEX
                                                            -----------------------------------------------------------
                                                                                                           AGGREGATE
                                                                                                           ESTIMATED
                                                                                                            MAXIMUM
                                                                                       AGGREGATE            ANNUAL
                                                                 AGGREGATE            PENSION OR         BENEFITS FROM
                                                               COMPENSATION       RETIREMENT BENEFITS      THE FUND
                                  YEAR FIRST APPOINTED OR     BEFORE DEFERRAL     ACCRUED AS PART OF         UPON
            NAME(1)                ELECTED TO THE BOARD      FROM THE FUND(2)         EXPENSES(3)        RETIREMENT(4)
            -------               -----------------------    ----------------     -------------------    -------------
J. Miles Branagan*                        $6,680                  $30,328               $60,000            $111,197
Linda Hutton Heagy*                        6,680                    3,141                60,000             111,197
R. Craig Kennedy*                          6,680                    2,229                60,000             111,197
Jack E. Nelson*                            6,680                   15,820                60,000             104,322
Jerome L. Robinson                         6,680                   32,020                15,750             107,947
Phillip B. Rooney*                         5,010                        0                60,000              74,697
Dr. Fernando Sisto*                        6,680                   60,208                60,000             111,197
Wayne W. Whalen*                           6,680                   10,788                60,000             111,197


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.



(1) Mr. Robinson is not designated by an asterisk because he is not currently a member of the Board of Trustees, but he was a member of the Board of Trustees during the Trust's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Trustees not eligible for compensation are not included in the compensation table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal year ended December 31, 1997. The details of aggregate compensation before deferral for each Portfolio are shown in Table A below. The details of amounts deferred for each Portfolio are shown in Table B below. Amounts deferred are retained by the Portfolios and earn a rate of return determined by reference to either the return on the common shares of the Portfolios or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Portfolio may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) are shown in Table C below.



(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.



(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.



     As of April 3, 1998, the trustees and officers of the Fund as a group owned no shares of the Fund.

                                                                         TABLE A

         1997 AGGREGATE COMPENSATION FROM THE TRUST AND EACH PORTFOLIO



                                                                                       TRUSTEE
                                                    -----------------------------------------------------------------------------
                  PORTFOLIO NAME                    BRANAGAN   HEAGY    KENNEDY   NELSON    ROBINSON   ROONEY    SISTO    WHALEN
                  --------------                    --------   -----    -------   ------    --------   ------    -----    ------
 LIT Asset Allocation Portfolio...................   $  880    $  880   $  880    $   880    $  880    $   660   $  880   $   880
 LIT Domestic Income Portfolio....................      840       840      840        840       840        630      840       840
 LIT Emerging Growth Portfolio....................      800       800      800        800       800        600      800       800
 LIT Enterprise Portfolio.........................      880       880      880        880       880        660      880       880
 LIT Global Equity Portfolio......................      800       800      800        800       800        600      800       800
 LIT Government Portfolio.........................      880       880      880        880       880        660      880       880
 LIT Growth and Income Portfolio..................        0         0        0          0         0          0        0         0
 LIT Money Market Portfolio.......................      800       800      800        800       800        600      800       800
 LIT Real Estate Securities Portfolio.............      800       800      800        800       800        600      800       800
 LIT Strategic Stock Portfolio....................        0         0        0          0         0          0        0         0
   Life Investment Trust Total....................    6,680     6,680    6,680      6,680     6,680      5,010    6,680     6,680


                                                                         TABLE B


     1997 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH PORTFOLIO



                                                                                        TRUSTEE
                                                      ---------------------------------------------------------------------------
                   PORTFOLIO NAME                     BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO    WHALEN
                   --------------                     --------   -----    -------   ------   --------   ------   -----    ------
 LIT Asset Allocation Portfolio......................  $  880    $  880   $  440    $  880    $  880    $  440   $  440   $   880
 LIT Domestic Income Portfolio.......................     840       840      420       840       840       420      420       840
 LIT Emerging Growth Portfolio.......................     800       800      400       800       800       400      400       800
 LIT Enterprise Portfolio............................     880       880      440       880       880       440      440       880
 LIT Global Equity Portfolio.........................     800       800      400       800       800       400      400       800
 LIT Government Portfolio............................     880       880      440       880       880       440      440       880
 LIT Growth and Income Portfolio.....................       0         0        0         0         0         0        0         0
 LIT Money Market Portfolio..........................     800       800      400       800       800       400      400       800
 LIT Real Estate Securities Portfolio................     800       800      400       800       800       400      400       800
 LIT Strategic Stock Portfolio.......................       0         0        0         0         0         0        0         0
   Life Investment Trust Total:......................   6,680     6,680    3,340     6,680     6,680     3,340    3,340     6,680


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                               AND EACH PORTFOLIO

                                                                          TRUSTEE
                                  ----------------------------------------------------------------------------------------
         PORTFOLIO NAME           BRANAGAN    HEAGY    KENNEDY   NELSON    ROBINSON   ROONEY    SISTO    WHALEN    CARUSO
         --------------           --------    -----    -------   ------    --------   ------    -----    ------    ------
 LIT Asset Allocation
   Portfolio..................... $ 1,523    $ 2,150   $ 1,377   $ 2,677   $ 2,648    $  444   $ 8,271   $ 2,675   $ 4,934
 LIT Domestic Income Portfolio...   1,467      1,994     1,270     2,565     2,477       424     7,019     2,543     3,754
 LIT Emerging Growth Portfolio...   1,399      1,922     1,211     2,409     2,389       403       433     2,406         0
 LIT Enterprise Portfolio........   1,535      2,275     1,484     2,768     2,835       444     9,939     2,766     6,147
 LIT Global Equity Portfolio.....   1,399      1,918     1,211     2,418     2,363       403       433     2,416         0
 LIT Government Portfolio........   1,523      2,072     1,305     2,669     2,579       444     7,203     2,667     3,635
 LIT Growth and Income
   Portfolio.....................       0          0         0         0         0         0         0         0         0
 LIT Money Market Portfolio......   1,423      1,911     1,224     2,534     2,391       403     6,409     2,533     3,113
 LIT Real Estate Securities
   Portfolio.....................   1,411      2,155     1,433     2,516     2,517       403       433     2,514         0
 LIT Strategic Stock Portfolio...       0          0         0         0         0         0         0         0         0
   Life Investment Trust Total...  11,680     16,397    10,515    20,556    20,199     3,368    40,140    20,520    21,583

                                                      TRUSTEE
                                   ----------------------------------------------
         PORTFOLIO NAME            GAUGHAN   LIPSHIE   MILLER     REES     VERNON
         --------------            -------   -------   ------     ----     ------
 LIT Asset Allocation
   Portfolio.....................  $  323    $  195    $ 1,503   $ 4,728   $  492
 LIT Domestic Income Portfolio...     260        78      1,443     3,916      357
 LIT Emerging Growth Portfolio...     295         0      1,350       184        0
 LIT Enterprise Portfolio........     400       425      1,584     5,947      670
 LIT Global Equity Portfolio.....     278         0      1,358       184        0
 LIT Government Portfolio........     261       471      1,498     6,554      738
 LIT Growth and Income
   Portfolio.....................       0         0          0         0        0
 LIT Money Market Portfolio......     239       420      1,454     5,981      672
 LIT Real Estate Securities
   Portfolio.....................     355         0      1,446       195        0
 LIT Strategic Stock Portfolio...       0         0          0         0        0
   Life Investment Trust Total...   2,411     1,589     11,636    27,689    2,929



                                                                         TABLE D


         YEAR OF ELECTION OR APPOINTMENT TO EACH PORTFOLIO OF THE TRUST


                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
PORTFOLIO NAME                                          BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   ROBINSON   SISTO   WHALEN
--------------                                          --------   -----    -------   ------   ------   --------   -----   ------
  LIT Asset Allocation Portfolio.......................   1991      1995     1995      1995     1997      1995     1987     1995
  LIT Domestic Income Portfolio........................   1991      1995     1995      1995     1997      1995     1987     1995
  LIT Emerging Growth Portfolio........................   1995      1995     1995      1995     1997      1995     1995     1995
  LIT Enterprise Portfolio.............................   1991      1995     1995      1995     1997      1995     1986     1995
  LIT Global Equity Portfolio..........................   1995      1995     1995      1995     1997      1995     1995     1995
  LIT Government Portfolio.............................   1991      1995     1995      1995     1997      1995     1986     1995
  LIT Growth and Income Portfolio......................   1995      1995     1995      1995     1997      1995     1995     1995
  LIT Money Market Portfolio...........................   1991      1995     1995      1995     1997      1995     1986     1995
  LIT Real Estate Securities Portfolio.................   1995      1995     1995      1995     1997      1995     1995     1995
  LIT Strategic Stock Portfolio........................   1997      1997     1997      1997     1997      1997     1997     1997



LEGAL COUNSEL


     Skadden, Arps Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENTS


     The Trust and the Adviser are parties to an investment advisory agreement (the "Combined Advisory Agreement") pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios including the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio (collectively, the "Combined Portfolios"). The Trust and the Adviser are also parties to other investment advisory agreements pursuant to which the Adviser manages the investment of assets and places orders for the purchase and sale of portfolio securities for the remaining Portfolios including five advisory agreements designated herein as "Emerging Growth Advisory Agreement," "Global Equity Advisory Agreement," "Growth and Income Advisory Agreement", "Real Estate Advisory Agreement" and the "Strategic Stock Advisory Agreement" for the Emerging Growth Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio, respectively (such advisory agreements together with Combined Advisory Agreement are referred to herein collectively as the "Advisory Agreements"). Under the Advisory Agreements, the Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Portfolio's investment objectives. The Adviser also furnishes at no cost to the Portfolio (except as noted herein) the services of sufficient executive and clerical personnel for the Trust as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Portfolio the services of a President of the Trust, one or more Vice Presidents as needed, and a Secretary.



     Under the Advisory Agreements, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of each Portfolio. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. A portion of these amounts were paid to the Adviser or its parent as reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Trust. The Trust also pays custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreements also provide that the Adviser shall not be liable to the company for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.



     Under the Combined Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Combined Portfolios at an annual rate of 0.50% of the first $500 million of such Portfolios' aggregate average net assets, 0.45% of the next $500 million of such Portfolios' aggregate average net assets, and 0.40% of such Portfolios' aggregate average net assets in excess of $1 billion. Under the Emerging Growth Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets at an annual rate of 0.70% for the Emerging Growth Portfolio. Under the Global Equity Advisory Agreement, the Trust pays the Adviser as compensation for the services rendered, facilities furnished and expenses paid by it a fee payable monthly computed on average daily net assets at an annual rate of 1.00% for the Global Equity Portfolio. Under the Growth and Income Advisory Agreement, the Trust pays the Adviser as compensation for the services rendered, facilities furnished and expenses paid by it a fee payable monthly computed on average daily net assets at an annual rate of 0.60% of the first $500 million and 0.55% in excess of $500 million for the Growth and Income Portfolio. Under the Real Estate Advisory Agreement, the Trust pays the Adviser as compensation for the services rendered, facilities furnished and expenses paid by it a fee payable monthly computed on average daily net assets at an annual rate of 1.00% for the Real Estate Securities Portfolio. Under the Strategic Stock Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Strategic Stock Portfolio at an annual rate of 0.50% of the first

$500 million of the Strategic Stock Portfolio's average daily net assets and 0.45% of such Portfolio's average daily net assets in excess of $500 million.



     The Combined Advisory Agreement also provides that, in the event the ordinary business expenses of the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Portfolio monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) any distribution expenses which may be incurred in the event the Portfolio's Distribution Plan is implemented, and (4) certain litigation and indemnification expenses as described in the Advisory Agreement. No such limit applies with respect to the other Advisory Agreements.



     In addition to the contractual expense limitation, the Adviser elected to reimburse the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio for all ordinary business expenses in excess of 0.60% of the average daily net assets.



     The average daily net assets of a Portfolio is determined by taking the average of all of the determinations of net assets of that Portfolio for each business day during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Portfolio, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Portfolio's benefit, and to advise the Trustees of the Portfolio of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., to receive in connection with the Portfolio's portfolio transactions or other arrangements which may benefit the Portfolio.

     The following table shows expenses paid under the Advisory Agreements during the periods ended December 31, 1995, 1996 and 1997.


                                                                                                      GROWTH
                            ASSET      DOMESTIC    EMERGING                  GLOBAL                     AND        MONEY
     PERIOD ENDING        ALLOCATION    INCOME      GROWTH     ENTERPRISE    EQUITY     GOVERNMENT    INCOME      MARKET
   DECEMBER 31, 1995:     PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
   ------------------     ----------   ---------   ---------   ----------   ---------   ----------   ---------   ---------
Advisory fees              $302,141    $130,064     $ 4,798     $355,715    $ 10,893     $333,447     $    --    $121,552
Accounting Services        $ 57,576    $ 49,819     $ 3,222     $ 55,772    $  7,200     $ 57,526     $    --    $ 48,109
Contractual expense
  reimbursement            $     --    $     --     $    --     $     --    $     --     $     --     $    --    $     --
Voluntary expense
  reimbursement            $ 85,602    $ 86,887     $19,858     $ 56,680    $ 43,031     $ 77,421     $    --    $100,495

                             REAL
                            ESTATE     STRATEGIC
     PERIOD ENDING        SECURITIES     STOCK
   DECEMBER 31, 1995:     PORTFOLIO    PORTFOLIO
   ------------------     ----------   ---------
Advisory fees             $   18,136    $   --
Accounting Services       $    3,153    $   --
Contractual expense
  reimbursement           $       --    $   --
Voluntary expense
  reimbursement           $    7,173    $   --


     PERIOD ENDING
   DECEMBER 31, 1996:
   ------------------
Advisory fees              $316,002    $110,243   $28,284     $407,693    $ 28,416     $303,695     $    74    $104,808
Accounting Services        $ 56,837    $ 44,328   $41,089     $ 52,282    $ 29,400     $ 55,531     $    --    $ 76,975
Contractual expense
  reimbursement            $     --    $ 73,932   $    --     $     --    $     --     $     --     $    --    $ 70,526
Voluntary expense
  reimbursement            $113,873    $ 77,170   $97,987     $123,582    $177,139     $122,474     $ 5,591    $ 73,366

     PERIOD ENDING
   DECEMBER 31, 1996:
   ------------------
Advisory fees             $  428,166    $   --
Accounting Services       $   44,869    $   --
Contractual expense
  reimbursement           $       --    $   --
Voluntary expense
  reimbursement           $   70,941    $   --


     PERIOD ENDING
   DECEMBER 31, 1997:
   ------------------
Advisory fees              $311,514    $ 86,700   $48,713     $467,494    $ 31,290     $267,568     $30,777    $106,891
Accounting Services        $ 14,290    $  8,861   $ 9,145     $ 19,566    $ 21,596     $ 13,895     $ 4,410    $ 10,155
Contractual expense
  reimbursement            $     --    $ 17,857   $    --     $     --    $     --     $     --     $    --    $  6,147
Voluntary expense
  reimbursement            $ 68,780    $ 60,681   $89,683     $ 55,090    $174,632     $ 72,820     $45,369    $ 74,791

     PERIOD ENDING
   DECEMBER 31, 1997:
   ------------------
Advisory fees             $2,269,511    $1,083
Accounting Services       $   32,983    $   --
Contractual expense
  reimbursement           $       --    $   --
Voluntary expense
  reimbursement           $       --    $4,892



     The Advisory Agreements with respect to each subject Portfolio may be continued from year to year if specifically approved at least annually (a)(i) by the Trust's Trustees or (ii) by vote of a majority of the Portfolio's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


DISTRIBUTOR


     The Distributor acts as the principal underwriter of the shares of the Trust pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is not obligated to sell any stated number of shares. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Trust's Trustees or by a vote of a majority of the Trust's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for that purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.


     The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Trust pays all expenses attributable to the registrations of its shares under federal law, including registration and filing fees, the cost of preparation of the prospectuses, related legal and auditing expenses, and the cost of printing prospectuses for current shareholders.

TRANSFER AGENT


     For the fiscal years ended December 31, 1995, 1996 and 1997, ACCESS received fees in the amount of $15,000 from each of the Portfolios of the Trust for transfer agency services, excluding the Growth and Income Portfolio from which ACCESS received $6,300 and the Strategic Stock Portfolio from which ACCESS received no fees. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Trust and for the placement of its portfolio business and the negotiation of the commissions, if any, paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Trust may pay higher brokerage commissions for brokerage and research services, as described below, on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Trust or the Adviser.


     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Trust as a factor in the selection of dealers to execute portfolio transactions for the Trust.


     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreements, the Trust's Trustees have authorized the Adviser to cause the Portfolio to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Trust. The Adviser undertakes that such higher commissions will not be paid by the Portfolio unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the Adviser, the total commissions paid by the Portfolio are reasonable in relation to the expected benefits to the Trust over the long term. The investment advisory fee paid by the Trust under the Advisory Agreements is not reduced as a result of the Adviser's receipt of research services.

     The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Trust effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Trust. In the opinion of the Adviser, the benefits from research services to each of the accounts, including the Trust, managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Trust will not be disproportionate to the benefits received by the Trust on a continuing basis.


     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Trust and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Trust. In making such allocations among the Trust and other advisory accounts, the main factors considered by the Adviser are the relative net assets, respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.



     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.



     The Portfolios paid the following commissions to these brokers during the periods shown:



                                                                   AFFILIATED BROKERS
                                                  -----------------------------------------------------
                                                  MORGAN STANLEY                            DEAN WITTER
                                                  --------------                            -----------
Fiscal year 1995................................          NA                                     NA
Fiscal year 1996................................     $10,732 (Asset Allocation Portfolio)       $NA
                                                      18,166 (Enterprise Portfolio)             $ 0
                                                     -------                                    ---
Fiscal year 1997 (for all Portfolios)...........           0                                      0
Fiscal year 1997 Percentages:
  Commissions with affiliate to total
     commissions................................           0                                      0
  Value of brokerage transactions with affiliate
     to total transactions......................           0                                      0

     The following table summarizes for each portfolio the total brokerage commissions paid, the amount of commissions paid to brokers selected primarily on the basis of research services provided to the Adviser and the value of these specific transactions.



                                 ASSET                                 DOMESTIC     EMERGING      GLOBAL     REAL ESTATE
                              ALLOCATION    ENTERPRISE    GOVERNMENT    INCOME       GROWTH       EQUITY      SECURITIES
                               PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO
                              -----------   -----------   ----------   ---------   ----------   ----------   ------------

1995
----------------------------
  Total brokerage
    commissions               $   157,404   $   305,770    $30,598         --      $    2,474   $    9,763   $     14,076
  Commissions for research
    services                  $    64,689   $   114,552         --         --           2,143           --         12,934
  Value of research
    transactions              $48,252,618   $66,483,840         --         --       2,340,642           --     12,044,246
1996
----------------------------
  Total brokerage
    commissions               $   160,187   $   203,035    $49,075       $134      $    7,373   $   12,654   $    222,173
  Commissions for research
    services                  $    62,566   $   118,119         --         --      $    5,803           --   $    163,059
  Value of research
    transactions              $28,024,814   $68,820,181         --         --      $5,170,364           --   $ 19,899,335
1997
----------------------------
  Total brokerage
    commissions               $   100,020   $   140,036    $30,799         --      $   10,436   $2,119,980   $  1,823,718
  Commissions for research
    services                  $    27,325   $    47,085         --         --      $    5,597           --   $  1,446,147
  Value of research
    transactions              $17,590,482   $51,189,635         --         --      $9,900,077           --   $656,816,992

                               GROWTH
                                 AND        MONEY     STRATEGIC
                               INCOME      MARKET       STOCK
                              PORTFOLIO   PORTFOLIO   PORTFOLIO
                              ---------   ---------   ----------
1995
----------------------------
  Total brokerage
    commissions                     --        --              --
  Commissions for research
    services                        --        --              --
  Value of research
    transactions                    --        --              --
1996
----------------------------
  Total brokerage
    commissions                     --        --              --
  Commissions for research
    services                  $    187        --              --
  Value of research
    transactions              $481,917        --              --
1997
----------------------------
  Total brokerage
    commissions               $ 13,809        --      $    1,172
  Commissions for research
    services                        --        --      $    1,172
  Value of research
    transactions                    --        --      $2,327,597


PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of each Portfolio's investment portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio's investment portfolio turnover rate for prior years is shown under "Financial Highlights" in the Prospectus.

DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of each Portfolio is computed by dividing the value of all securities held by the Portfolio plus other assets, less liabilities, by the number of shares outstanding. This computation is determined for each Portfolio as of the close of business of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open.


MONEY MARKET PORTFOLIO NET ASSET VALUATION

     The valuation of the Portfolio's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Portfolio would receive if it sold the instrument.

     The Portfolio's use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Adviser to be of eligible quality with minimal credit risks.

     The Portfolio has established procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as the Portfolio or the Trustees deem appropriate, to determine the extent, if any, to which the new asset value per share calculated by using available market quotations deviates from $1.00 per share based on amortized cost. In the event such deviation should exceed four tenths of one percent, the Trustees are required to promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.


ASSET ALLOCATION, DOMESTIC INCOME, EMERGING GROWTH, ENTERPRISE, GLOBAL EQUITY, GROWTH AND INCOME, REAL ESTATE SECURITIES AND STRATEGIC STOCK PORTFOLIOS NET ASSET VALUATION



     The net asset value of these Portfolios is computed by (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day at the last reported bid price, using prices as of the close of trading on the Exchange, (ii) valuing unlisted securities for which over-the-counter market quotations are readily available at the most recent bid price as supplied by National Association of Securities Dealers Automated Quotations ("NASDAQ") or by broker-dealers, and
(iii) valuing any securities for which market quotations are readily available, and any other assets at fair value as determined in good faith by the Adviser based on procedures approved by the Trust's Trustees. Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities for which market quotations are not readily available, and any other assets are valued at fair value as determined in good faith by the Adviser based on procedures approved by the Trust's Trustees.


     With respect to certain Portfolios, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place on all business days in Japanese markets, on certain Saturdays, and in various foreign markets on days which are not business days in New York, and on which the Portfolio's net asset value is not calculated, and on which the Portfolio does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Portfolio shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.

GOVERNMENT PORTFOLIO NET ASSET VALUATION


     U.S. Government securities are traded in the over-the-counter market and are valued at the last available bid price. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Options, interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser based on procedures approved by the Trust's Trustees.

PURCHASE AND REDEMPTION OF SHARES


     The purchase of shares of the Portfolios is currently limited to the Accounts as explained in the Prospectus. Such shares are sold and redeemed at their respective net asset values as described in the Prospectus.



     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.



TAX STATUS



     The Trust and each of its Portfolios will be treated as separate corporations for federal income tax purposes. A Portfolio will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.


PORTFOLIO PERFORMANCE

     The Adviser has voluntarily elected to limit the ordinary business expenses of the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio to 0.60% per year of the average net assets of each such Portfolio by reducing the advisory fee and/or bearing other expenses of a Portfolio in excess of such limitation. In addition, the Adviser voluntarily elected to limit the ordinary business expenses of the Strategic Stock Portfolio to 0.65% per year of the average net assets of such Portfolio by reducing the advisory fee and/or bearing other expenses of such Portfolio in excess of such limitation.


     The average annual total return (computed in the manner described in the Prospectus) and yield, if applicable, for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio's investment objectives and policies as well as the risks incurred in each Portfolio's investment practices. All total return figures are for the period ended December 31, 1997.



                                         TOTAL RETURN    TOTAL RETURN     TOTAL RETURN
                                         FOR ONE YEAR    FOR FIVE YEAR    FOR TEN YEAR     TOTAL RETURN
                                            PERIOD          PERIOD           PERIOD       SINCE INCEPTION    YIELD
                                         ------------    -------------    ------------    ---------------    -----
Asset Allocation Portfolio
  commencement date 06/30/87.........       21.81%           13.59%          12.78%            11.84%            --
Domestic Income Portfolio*
  commencement date 11/04/87.........       11.90%           10.02%           8.29%             8.31%          7.18%*
Emerging Growth Portfolio
  commencement date 07/03/95.........       20.42%              --              --             22.03%            --
Enterprise Portfolio
  commencement date 04/07/86.........       30.66%           18.65%          17.23%            12.69%            --
Global Equity Portfolio
  commencement date 07/03/95.........       15.85%              --              --             14.21%            --
Government Portfolio*
  commencement date 04/07/86.........        9.61%            6.17%           8.17%             7.10%          6.12%*
Growth and Income Portfolio
  commencement date 12/23/96.........       23.90%              --              --             23.02%            --
Money Market Portfolio**
  commencement date 04/07/86.........          --               --              --                --           5.11%*
Real Estate Securities Portfolio
  commencement date 07/03/95.........       21.47%              --              --             27.89%            --
Strategic Stock Portfolio
  commencement date 11/03/97.........          --               --              --              2.45%            --

-------------------------

 * For the 30-day period ended December 31, 1997. The Portfolio's yields are not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Portfolio, portfolio maturity and the Portfolio's expenses.



** For the seven-day period ended December 31, 1997. The compound effective yield for this same period was 5.24%.



     From time to time, in reports or other communications, or in advertising or sales materials, the Adviser may announce the results of actual tests performed by DALBAR Financial Securities, Inc., an independent research firm, as they relate to the level of services for mutual fund investors, and may refer to the Missouri Quality Award received by ACCESS, the Portfolio's transfer agent, in 1993. In addition, the Adviser may also refer to the Houston Awards for Quality, received by American Capital in 1994.


     From time to time, in reports or other communications, or in advertising or sales materials the Adviser may graphically illustrate the relative average annual returns of the following categories for the prior ten-year period:
Inflation, Short-Term Government Securities, Long-Term Government Securities, Equity REITs and Common Stocks.

MONEY MARKET PORTFOLIO YIELD INFORMATION

     The yield of the Portfolio is its net income expressed in annualized terms. The Securities and Exchange Commission requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size. The Portfolio may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Portfolio, their quality and length of maturity, and the Portfolio's operating expenses. The length of maturity for the Portfolio is the average dollar weighted maturity of the Portfolio. This means that the Portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield fluctuates daily as the income earned on the investments of the Portfolio fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Portfolio is an open-end investment company and that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Portfolio is not insured. Investors comparing results of the Portfolio with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. The yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield.

     Other portfolios of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Portfolio could vary upwards or downwards if another method of calculation or base period were used.

OTHER INFORMATION


CUSTODY OF ASSETS -- All securities owned by the Portfolios and all cash, including proceeds from the sale of shares of the Portfolio and of securities in the Portfolio's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian. With respect to investments in foreign securities, the custodian enters into agreements with foreign sub-custodians which are approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.


SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants whose selection is ratified annually by shareholders.


INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Trust, performs an annual audit of the Trust's financial statements.

                                    APPENDIX

     Description of the highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps, Inc. ("Duff") and IBCA Limited and IBCA Inc. ("IBCA");

COMMERCIAL PAPER AND SHORT-TERM RATINGS

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will established industries, high rates of return of portfolios employed, conservative well established industries, high rates of return of portfolios employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff, Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors small.

     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A2 by IBCA indicates that the obligation is supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

BOND AND LONG-TERM RATINGS

     Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest and, in the majority of instances, differ only in small degrees from issues rated AAA.

     Bonds which are rated Aaa by Moody's are judged to be of the best quality. Bonds are rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

     Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Rating and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen American Capital Life Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation Portfolio, Domestic Income Portfolio, Emerging Growth Portfolio, Enterprise Portfolio, Global Equity Portfolio, Government Portfolio, Growth and Income Portfolio, Money Market Portfolio, Morgan Stanley Real Estate Securities Portfolio and Strategic Stock Portfolio (constituting Van Kampen American Capital Life Investment Trust, hereafter referred to as the "Trust") at December 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP



Chicago, Illinois
February 6, 1998

ASSET ALLOCATION PORTFOLIO                              PORTFOLIO OF INVESTMENTS


                               December 31, 1997

--------------------------------------------------------------------------------
Description                                      Shares           Market Value
--------------------------------------------------------------------------------
COMMON STOCKS 51.7%
CONSUMER DISTRIBUTION 1.5%
Federated Department Stores, Inc. (a)..........  10,700            $   460,769
Office Depot, Inc. (a).........................   6,100                146,019
Sears Roebuck & Co.............................   7,600                343,900
                                                                   -----------
                                                                       950,688
                                                                   -----------
CONSUMER DURABLES 0.3%
Cooper Tire & Rubber Co........................   4,200                102,375
Maytag Corp....................................   3,100                115,669
                                                                   -----------
                                                                       218,044
                                                                   -----------
CONSUMER NON-DURABLES 5.3%
Dial Corp......................................  41,800                869,962
First Brands Corp..............................  14,800                398,675
Kimberly Clark Corp............................   9,500                468,469
Philip Morris Cos., Inc........................  12,200                552,812
RJR Nabisco Holdings Corp......................  14,600                547,500
Tommy Hilfiger Corp. (a).......................  15,300                537,413
                                                                   -----------
                                                                     3,374,831
                                                                   -----------
CONSUMER SERVICES 1.1%
International Game Technology..................   9,800                247,450
Outback Steakhouse, Inc. (a)...................   4,200                120,750
Time Warner, Inc...............................   5,500                341,000
                                                                   -----------
                                                                       709,200
                                                                   -----------
ENERGY 3.2%
Amoco Corp.....................................   1,800                153,225
Atlantic Richfield Co..........................   2,000                160,250
Chevron Corp...................................   3,200                246,400
Coastal Corp...................................   2,800                173,425
ENI, SpA---ADR (Italy).........................   4,800                273,900
Equitable Resources, Inc.......................   3,300                116,737
Texaco, Inc....................................   3,200                174,000
Total, SA--ADR (France)........................   3,956                219,558
USX--Marathon Group............................   4,500                151,875
YPF Sociedad Anonima, Class DNADR (Argentina)..  10,900                372,644
                                                                   -----------
                                                                     2,042,014
                                                                   -----------
FINANCE 8.3%
Aetna, Inc.....................................   2,600                183,463
Ambac Financial Group, Inc.....................  11,200                515,200
American Bankers Insurance Group, Inc..........  12,300                565,031

                                  B-56         See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

--------------------------------------------------------------------------------
Description                                      Shares           Market Value
--------------------------------------------------------------------------------
FINANCE (CONTINUED)
BancOne Corp...................................   8,600           $    467,087
BankAmerica Corp...............................   3,700                270,100
Bear Stearns Cos., Inc.........................   5,738                272,555
Chase Manhattan Corp...........................   2,400                262,800
CIGNA Corp.....................................   1,600                276,900
CMAC Investment Corp...........................   7,400                446,775
Conseco, Inc...................................   8,200                372,587
Everest Reinsurance Holdings, Inc..............   5,800                239,250
First Union Corp...............................  10,300                527,875
Liberty Financial Cos., Inc....................   3,150                118,913
MBIA, Inc......................................   3,400                227,162
Nationwide Financial Services, Inc., Class A...     400                 14,450
Norwest Corp...................................   4,300                166,088
Travelers Group, Inc...........................   3,199                172,346
United Asset Management Corp...................   5,800                141,738
                                                                  ------------
                                                                     5,240,320
                                                                  ------------
HEALTHCARE 3.7%
American Home Products Corp....................   7,300                558,450
Bausch & Lomb, Inc.............................   9,300                368,512
Lincare Holdings, Inc. (a).....................   6,400                364,800
Mylan Laboratories, Inc........................   8,100                169,594
PacifiCare Health Systems, Class B (a).........  10,500                549,937
Pharmacia & Upjohn, Inc........................   8,900                325,963
                                                                  ------------
                                                                     2,337,256
                                                                  ------------
PRODUCER MANUFACTURING 3.2%
Bouygues Offshore, SA--ADR (France)............  10,200                221,850
Cognex Corp. (a)...............................   4,100                111,725
Ingersoll-Rand Co..............................   2,400                 97,200
ITT Corp. (a)..................................   3,100                256,913
LucasVarity PLC--ADR (United Kingdom)..........   9,900                345,262
Tubos De Acero De Mexico, SA--ADR (Mexico) (a).   3,400                 73,525
Waste Management, Inc..........................  32,200                885,500
                                                                  ------------
                                                                     1,991,975
                                                                  ------------

RAW MATERIALS/PROCESSING INDUSTRIES 5.3%
Barrick Gold Corp..............................  23,100                430,237
Bethlehem Steel Corp. (a)......................  16,000                138,000
Boise Cascade Corp.............................  14,900                450,725
British Steel PLC--ADR (United Kingdom)........  23,100                495,206

                               B-57           See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

---------------------------------------------------------------------------------------
Description                                                Shares          Market Value
---------------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
Georgia Pacific Corp...................................     1,900           $   115,425
Georgia Pacific Corp.--Timber Group (a)................     1,900                43,106
Homestake Mining Co....................................    38,200               339,025
Imperial Chemical Industries PLC--ADR (United Kingdom).     2,100               136,369
International Paper Co.................................     5,900               254,438
Louisiana-Pacific Corp.................................     9,500               180,500
Newmont Mining Corp....................................     9,300               273,187
Placer Dome, Inc.......................................    23,200               294,350
Temple Inland, Inc.....................................     1,600                83,700
Union Camp Corp........................................     1,800                96,638
                                                                            -----------
                                                                              3,330,906
                                                                            -----------
TECHNOLOGY 4.6%
3Com Corp. (a).........................................      7,400              258,538
Avnet, Inc.............................................      2,800              184,800
Compaq Computer Corp. (a)..............................      9,500              536,156
Dell Computer Corp. (a)................................      2,000              168,000
Gateway 2000, Inc. (a).................................      3,800              123,975
Intel Corp.............................................      1,400               98,350
LSI Logic Corp. (a)....................................      3,000               59,250
Micron Technology, Inc. (a)............................      7,900              205,400
Nokia Corp.--ADR (Finland).............................      1,600              112,000
Quantum Corp. (a)......................................     18,100              363,131
SunGard Data Systems, Inc. (a).........................     20,400              632,400
VLSI Technology, Inc. (a)..............................      7,000              165,375
                                                                            -----------
                                                                              2,907,375
                                                                            -----------
TRANSPORTATION 0.5%
Canadian National Railway Co...........................      7,100              335,475
                                                                            -----------
UTILITIES 14.7%
Ameritech Corp.........................................      6,600              531,300
Baltimore Gas & Electric Co............................      5,600              190,750
Bell Atlantic Corp.....................................      3,000              273,000
BellSouth Corp.........................................      4,300              242,144
Boston Edison Co.......................................      8,600              325,725
CMS Energy Corp........................................      7,200              317,250
DTE Energy Co..........................................      7,700              267,094
Duke Power Co..........................................      3,037              168,174
Edison International...................................      2,500               67,969
Endesa, SA--ADR (Spain)................................      7,600              138,225

                                     B-58    See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

--------------------------------------------------------------------------------
Description                                   Shares               Market Value
--------------------------------------------------------------------------------
UTILITIES (CONTINUED)
FPL Group, Inc............................     3,300                $   195,319
GPU, Inc..................................    11,100                    467,588
Houston Industries, Inc...................    35,000                    934,062
Idaho Power Co............................    12,600                    474,075
Illinova Corp.............................     8,000                    215,500
New Century Energies, Inc.................     3,705                    177,608
Nipsco Industries, Inc....................     3,200                    158,200
Northeast Utilities.......................    10,300                    121,669
Northern States Power Co.--Minnesota......     4,600                    267,950
OGE Energy Corp...........................    11,200                    612,500
PacifiCorp................................    10,600                    289,513
Pinnacle West Capital Corp................    13,500                    572,062
Public Service Co. of New Mexico..........    19,800                    469,012
SBC Communications, Inc...................     4,500                    329,625
Sierra Pacific Resources..................     2,400                     90,000
Texas Utilities Co........................    23,000                    955,937
U.S. WEST Communications Group............     9,300                    419,663
                                                                     ----------
                                                                      9,271,914
                                                                     ----------
     TOTAL COMMON STOCKS 51.7%............                           32,709,998
                                                                     ----------

                                    B-59       See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

---------------------------------------------------------------------------------------------------------------
Par
Amount
(000)              Description                                               Coupon    Maturity    Market Value
---------------------------------------------------------------------------------------------------------------
                   CORPORATE DEBT 23.1%
                   CONSUMER DISTRIBUTION 1.6%
    $    1,000     Sears Roebuck Acceptance Corp..........................   6.750%    09/15/05     $ 1,017,890
                                                                                                    -----------
                   CONSUMER NON-DURABLES 1.6%
         1,000     Anheuser Busch Co., Inc................................   7.000     09/01/05       1,023,660
                                                                                                    -----------
                   CONSUMER SERVICES 1.6%
         1,000     Cox Communications, Inc................................   6.875     06/15/05       1,030,700
                                                                                                    -----------
                   ENERGY 3.6%
         1,000     Burlington Resources, Inc..............................   9.125     10/01/21       1,266,200
         1,000     Enron Corp.............................................   6.875     10/15/07       1,015,400
                                                                                                    -----------
                                                                                                      2,281,600
                                                                                                    -----------
                   FINANCE 1.7%
         1,000     American General Corp..................................   9.625     02/01/18       1,048,300
                                                                                                    -----------
                   PRODUCER MANUFACTURING 1.9%
         1,000     Caterpillar, Inc.......................................   9.000     04/15/06       1,169,800
                                                                                                    -----------
                   TECHNOLOGY 5.1%
         1,000     Boeing, Inc............................................   8.100     11/15/06       1,123,300
         1,000     Philips Electronics NV (Netherlands)...................   8.375     09/15/06       1,102,700
         1,000     Raytheon Co............................................   6.750     08/15/07       1,019,270
                                                                                                    -----------
                                                                                                      3,245,270
                                                                                                    -----------
                   TRANSPORTATION 2.6%
         1,000     Norfolk Southern Corp..................................   7.700     05/15/17       1,110,400
           500     Southwest Airlines Co..................................   7.375     03/01/27         537,475
                                                                                                    -----------
                                                                                                      1,647,875
                                                                                                    -----------
                   UTILITIES 3.4%
         1,000     Baltimore Gas & Electric Co............................   7.500     01/15/07       1,078,500
         1,000     Texas Utilities Electric Co............................   8.250     04/01/04       1,095,050
                                                                                                    -----------
                                                                                                      2,173,550
                                                                                                    -----------
                     TOTAL CORPORATE DEBT 23.1%................................................      14,638,645
                                                                                                    -----------
                   GOVERNMENT AND AGENCY OBLIGATIONS 1.7%
     1,000,000     Province of Nova Scotia (Canada).......................   7.250     07/27/13       1,075,700
                                                                                                    -----------
                   UNITED STATES GOVERNMENT OBLIGATIONS 13.1%
     3,800,000     United States Treasury Bond............................   7.125     02/15/23       4,336,750
       500,000     United States Treasury Note............................   7.250     08/15/04         540,470
     3,000,000     United States Treasury Bond............................   7.250     05/15/16       3,416,250
                                                                                                    -----------
                     TOTAL UNITED STATES GOVERNMENT OBLIGATIONS 13.1%..........................       8,293,470
                                                                                                    -----------
                     TOTAL LONG-TERM INVESTMENTS 89.6%E(COST $49,103,971)......................      56,717,813


                                    B-60       See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

---------------------------------------------------------------------------------------------------------------
Description                                                                                        Market Value
---------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 9.3%
  SBC Warburg ($5,895,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $5,896,998)
  (Cost $5,895,000)..............................................................................  $ 5,895,000
                                                                                                   -----------
TOTAL INVESTMENTS 98.9%
  (Cost $54,998,971).............................................................................   62,612,813
OTHER ASSETS IN EXCESS OF LIABILITIES 1.1%.......................................................      684,899
                                                                                                   -----------
NET ASSETS 100.0%................................................................................  $63,297,712
                                                                                                   ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                    B-61       See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                   STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

---------------------------------------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $54,998,971).........................................................       $62,612,813
Cash.........................................................................................             1,362
Receivables:
     Interest................................................................................           458,848
     Investments Sold........................................................................           308,594
     Dividends...............................................................................            81,127
Other........................................................................................            42,954
                                                                                                    -----------
     Total Assets............................................................................        63,505,698
                                                                                                    -----------
LIABILITIES:
Payables:
     Investments Purchased...................................................................            69,740
     Investment Advisory Fee.................................................................            15,037
     Distributor and Affiliates..............................................................             4,221
     Portfolio Shares Repurchased............................................................             3,507
Trustees' Deferred Compensation and Retirement Plans.........................................            92,111
Accrued Expenses.............................................................................            23,370
                                                                                                    -----------
     Total Liabilities.......................................................................           207,986
                                                                                                    -----------
NET ASSETS...................................................................................       $63,297,712
                                                                                                    ===========
NET ASSETS CONSIST OF:
Capital......................................................................................       $53,888,909
Net Unrealized Appreciation..................................................................         7,613,842
Accumulated Net Realized Gain................................................................         1,777,211
Accumulated Undistributed Net Investment Income..............................................            17,750
                                                                                                    -----------
NET ASSETS...................................................................................       $63,297,712
                                                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
     (Based on net assets of $63,297,712 and 5,314,563 shares of beneficial interest
     issued and outstanding).................................................................       $     11.91
                                                                                                    ===========

                                    B-62       See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                               STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997
================================================================================

INVESTMENT INCOME:
Interest.....................................................        $ 2,015,818
Dividends....................................................            764,885
                                                                     -----------
     Total Income............................................          2,780,703
                                                                     ===========
EXPENSES:
Investment Advisory Fee......................................            311,514
Audit........................................................             23,008
Custody......................................................             21,787
Shareholder Reports..........................................             19,494
Shareholder Services.........................................             15,613
Accounting...................................................             14,290
Trustees' Fees and Expenses..................................             11,359
Legal........................................................              7,971
Other........................................................             17,514
                                                                     -----------
     Total Expenses..........................................            442,550
     Less Fees Waived........................................             68,780
                                                                     -----------
     Net Expenses............................................            373,770
                                                                     -----------
NET INVESTMENT INCOME........................................        $ 2,406,933
                                                                     ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain............................................        $ 7,064,899
                                                                     -----------
Unrealized Appreciation/Depreciation:
     Beginning of the Period.................................          4,916,467
     End of the Period:
     Investments.............................................          7,613,842
                                                                     -----------
Net Unrealized Appreciation During the Period................          2,697,375
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN.............................        $ 9,762,274
                                                                     ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS...................        $12,169,207
                                                                     ===========

                                    B-63       See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended December 31, 1997 and 1996

========================================================================================================
                                                                         Year Ended           Year Ended
                                                                  December 31, 1997    December 31, 1996
--------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...........................................       $  2,406,933         $  2,389,714
Net Realized Gain...............................................          7,064,899            6,901,393
Net Unrealized Appreciation/Depreciation During the Period......          2,697,375           (1,116,505)
                                                                       ------------         ------------
Change in Net Assets from Operations............................         12,169,207            8,174,602
                                                                       ------------         ------------
Distributions from Net Investment Income........................         (2,436,414)          (2,362,025)
Distributions from Net Realized Gain............................         (6,406,916)          (6,874,314)
                                                                       ------------         ------------
Total Distributions.............................................         (8,843,330)          (9,236,339)
                                                                       ------------         ------------
Net Change in Net Assets from Investment Activities.............          3,325,877           (1,061,737)
                                                                       ------------         ------------
From Capital Transactions:
Proceeds from Shares Sold.......................................          2,681,711            4,725,803
Net Asset Value of Shares Issued Through Dividend Reinvestment..          8,843,330            9,236,339
Cost of Shares Repurchased......................................        (15,502,271)         (11,932,457)
                                                                       ------------         ------------
Net Change in Net Assets from Capital Transactions..............         (3,977,230)           2,029,685
                                                                       ------------         ------------
Total Increase/Decrease in Net Assets...........................           (651,353)             967,948
Net Assets:
Beginning of the Period.........................................         63,949,065           62,981,117
                                                                       ============         ============
End of the Period (Including accumulated undistributed net
investment income of $17,750 and $47,231, respectively).........       $ 63,297,712         $ 63,949,065
                                                                       ============         ============

                                    B-64       See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                                  FINANCIAL HIGHLIGHTS

  The following presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

===================================================================================================================
                                                                               Year Ended December 31,
                                                                    -----------------------------------------------
                                                                     1997       1996      1995     1994       1993
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........................   $11.352   $ 11.64   $  9.99   $11.80    $ 11.92
                                                                    -------   -------   -------   ------    -------
     Net Investment Income.......................................      .513      .482       .48      .45        .29
     Net Realized and Unrealized Gain/Loss.......................     1.897     1.083    2.6425     (.89)     .6025
                                                                    -------   -------   -------   ------    -------
Total from Investment Operations.................................     2.410     1.565    3.1225     (.44)     .8925
                                                                    -------   -------   -------   ------    -------
Less:
     Distributions from Net Investment Income....................      .518      .478     .4775      .45      .2925
     Distributions from Net Realized Gain........................     1.334     1.375      .995      .90        .63
     Distributions in Excess of Net Realized Gain................       -0-       -0-       -0-      .02        .09
                                                                    -------   -------   -------   ------    -------
Total Distributions..............................................     1.852     1.853    1.4725     1.37     1.0125
                                                                    -------   -------   -------   ------    -------
Net Asset Value, End of the Period...............................   $11.910   $11.352   $ 11.64   $ 9.99    $ 11.80
                                                                    =======   =======   =======   ======    =======
Total Return*....................................................     21.81%    13.87%    31.36%   (3.66%)     7.71%
Net Assets at End of the Period (In millions)....................   $  63.3   $  63.9   $  63.0   $ 56.6    $  64.9
Ratio of Expenses to Average Net Assets*.........................       .60%      .60%      .60%     .60%       .60%
Ratio of Net Investment Income to Average Net Assets*............      3.86%     3.78%     3.85%    3.70%      2.34%
Portfolio Turnover...............................................        58%      118%      124%     163%       150%
Average Commission Paid Per Equity Share Traded (a)..............   $ .0602   $ .0561         --       --         --

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........................       .71%      .81%      .74%     .72%       .74%
Ratio of Net Investment Income to Average Net Assets.............      3.75%     3.57%     3.71%    3.58%      2.20%

(a) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.
     This disclosure was not required in fiscal periods prior to 1996.

                                    B-65       See Notes to Financial Statements

DOMESTIC INCOME PORTFOLIO                               PORTFOLIO OF INVESTMENTS

                               December 31, 1997

===================================================================================================
Par
Amount
(000) Description                                             Coupon      Maturity     Market Value
---------------------------------------------------------------------------------------------------
      CORPORATE DEBT 80.2%
      CONSUMER DISTRIBUTION 8.9%
$500  Borden, Inc............................................  7.875%     02/15/23         $500,200
 500  Gruma SA De CV, 144A - Private Placement (Mexico) (b)..  7.625      10/15/07          493,000
 500  Nabisco, Inc...........................................  7.550      06/15/15          536,550
                                                                                          ---------
                                                                                          1,529,750
                                                                                          ---------
      CONSUMER DURABLES 5.1%
 500  Brunswick Corp.........................................  7.125      08/01/27          513,600
 375  Oriole Homes Corp...................................... 12.500      01/15/03          358,125
                                                                                          ---------
                                                                                            871,725
                                                                                          ---------
      CONSUMER SERVICES 21.7%
 500  Cablevision Systems Corp...............................  7.875      12/15/07          511,250
 500  Circus Circus Enterprises, Inc.........................  6.450      02/01/06          488,350
 500  News America Holdings, Inc............................. 10.125      10/15/12          586,550
 500  Royal Caribbean Cruises Limited........................  7.500      10/15/27          510,750
 500  TCI Communications, Inc................................  8.750      08/01/15          582,050
 500  Valassis Communications, Inc...........................  9.550      12/01/03          560,000
 500  Viacom, Inc............................................  7.625      01/15/16          498,750
                                                                                          ---------
                                                                                          3,737,700
                                                                                          ---------
      ENERGY 9.3%
 500  Occidental Petroleum Corp.............................. 10.125      11/15/01          565,250
 500  PDV America, Inc.......................................  7.875      08/01/03          516,850
 500  Seagull Energy Corp....................................  7.500      09/15/27          517,500
                                                                                          ---------
                                                                                          1,599,600
                                                                                          ---------
      FINANCE 5.1%
 395  First PV Funding Corp., Series 1986 A.................. 10.300      01/15/14          428,034
 500  Macsaver Financial Services, Inc.......................  7.600      08/01/07          456,250
                                                                                          ---------
                                                                                            884,284
                                                                                          ---------
      HEALTHCARE 3.0%
 500  Manor Care, Inc........................................  7.500      06/15/06          517,950
                                                                                          ---------
      PRODUCER MANUFACTURING 1.5%
 250  American Builders & Contractors........................ 10.625      05/15/07          259,375
                                                                                          ---------
      RAW MATERIALS/PROCESSING INDUSTRIES 6.4%
 500  Georgia-Pacific Corp...................................  9.950      06/15/02          567,250
 500  Viacap SA De CV, 144A - Private Placement (Mexico) (b). 11.375      05/15/07          535,000
                                                                                          ---------
                                                                                          1,102,250
                                                                                          ---------

                                    B-66       See Notes to Financial Statements

DOMESTIC INCOME PORTFOLIO                               PORTFOLIO OF INVESTMENTS

                               December 31, 1997

===================================================================================================
Par
Amount
(000) Description                                             Coupon      Maturity     Market Value
---------------------------------------------------------------------------------------------------
      TECHNOLOGY 3.1%
$500  Raytheon Co............................................  7.200%     08/15/27         $524,650
                                                                                        -----------
      TRANSPORTATION 8.5%
 500  Delta Airlines, Inc....................................  9.750      05/15/21          647,200
 500  Norfolk Southern Corp..................................  7.700      05/15/17          555,200
 200  United Airlines, Inc................................... 10.020      03/22/14          251,460
                                                                                        -----------
                                                                                          1,453,860
                                                                                        -----------
      UTILITIES 7.6%
 500  360 Communication Co...................................  7.600      04/01/09          524,810
 350  Monongahela Power Co...................................  8.375      07/01/22          384,643
 350  Public Service Co. of Colorado.........................  8.750      03/01/22          390,512
                                                                                        -----------
                                                                                          1,299,965
                                                                                        -----------
      TOTAL CORPORATE DEBT 80.2%..................................................       13,781,109
                                                                                        -----------
      GOVERNMENT OBLIGATIONS 13.0%
 597  Federal National Mortgage Association Pool (U.S.)...... 10.000      04/01/21          647,378
 500  Republic of Argentina (Argentina)...................... 11.000      10/09/06          536,700
 500  Republic of South Africa (South Africa)................  8.500      06/23/17          483,375
 500  United Mexican States (Mexico)......................... 11.375      09/15/16          575,000
                                                                                        -----------
      TOTAL GOVERNMENT OBLIGATIONS................................................        2,242,453
                                                                                        -----------
COMMON AND PREFERRED STOCK 3.9%
FF Holdings Corp., 2,500 common shares, 144A - Private Placement  (a) (b).........               25
Time Warner, Inc., 594 Series M preferred shares, dividend rate of $ 10.25,
      144A - Private Placement (b)................................................          666,765
                                                                                        -----------
      TOTAL COMMON AND PREFERRED STOCK............................................          666,790
                                                                                        -----------
TOTAL LONG-TERM INVESTMENTS 97.1% (COST $15,840,299)..............................       16,690,352

REPURCHASE AGREEMENT 1.7%
      DLJ ($300,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $300,108) (Cost
      $300,000)...................................................................          300,000
                                                                                        -----------
TOTAL INVESTMENTS 98.8% (COST $16,140,299)........................................       16,990,352

OTHER ASSETS IN EXCESS OF LIABILITIES 1.2%........................................          208,441
                                                                                        -----------
NET ASSETS 100.0%.................................................................      $17,198,793
                                                                                        -----------

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                    B-67       See Notes to Financial Statements

DOMESTIC INCOME PORTFOLIO                    STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

==================================================================================
ASSETS:
Total Investments (Cost $16,140,299).................................  $16,990,352
Cash.................................................................        4,433
Receivables:
  Interest...........................................................      320,086
  Investments Sold...................................................       14,000
  Expense Reimbursement by Adviser...................................          440
Other................................................................       43,520
                                                                       -----------
    Total Assets.....................................................   17,372,831
                                                                       -----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased.......................................       53,466
  Distributor and Affiliates.........................................        3,224
Trustees' Deferred Compensation and Retirement Plans.................       89,376
Accrued Expenses.....................................................       27,972
                                                                       ===========
    Total Liabilities................................................      174,038
                                                                       -----------
NET ASSETS...........................................................  $17,198,793
                                                                       ===========
NET ASSETS CONSIST OF:
Capital..............................................................  $17,644,290
Net Unrealized Appreciation..........................................      850,053
Accumulated Undistributed Net Investment Income......................       11,345
Accumulated Net Realized Loss........................................  (1,306,895)
                                                                       ===========
NET ASSETS...........................................................  $17,198,793
                                                                       ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $17,198,793 and 2,084,276 shares of
 beneficial interest issued and outstanding).........................        $8.25
                                                                       ===========

                                    B-68       See Notes to Financial Statements

DOMESTIC INCOME PORTFOLIO                                STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997

================================================================================
INVESTMENT INCOME:
Interest........................................................      $1,373,451
Dividends.......................................................          62,730
Other...........................................................          10,295
                                                                      ----------
     Total Income...............................................       1,446,476
                                                                      ----------
EXPENSES:
Investment Advisory Fee.........................................          86,700
Audit...........................................................          22,323
Shareholder Reports.............................................          18,545
Shareholder Services............................................          15,859
Trustees' Fees and Expenses.....................................          11,996
Accounting......................................................           8,861
Custody.........................................................           7,233
Legal...........................................................           5,777
Other...........................................................           5,267
                                                                      ----------
     Total Expenses.............................................         182,561
     Less Fees Waived...........................................          78,538
                                                                      ----------
     Net Expenses...............................................         104,023
                                                                      ----------
NET INVESTMENT INCOME...........................................      $1,342,453
                                                                      ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...............................................      $  366,896
                                                                      ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................................         663,799
  End of the Period:
     Investments................................................         850,053
                                                                      ----------
Net Unrealized Appreciation During the Period...................         186,254
                                                                      ----------
NET REALIZED AND UNREALIZED GAIN................................      $  553,150
                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................      $1,895,603
                                                                      ==========

                                    B-69       See Notes to Financial Statements

DOMESTIC INCOME PORTFOLIO                     STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended December 31, 1997 and 1996

===================================================================================================
                                                                    Year Ended           Year Ended
                                                             December 31, 1997    December 31, 1996
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................................ $  1,342,453         $  1,757,056
Net Realized Gain................................................      366,896              350,915
Net Unrealized Appreciation/Depreciation During the Period.......      186,254             (844,721)
                                                                  ------------         ------------
Change in Net Assets from Operations.............................    1,895,603            1,263,250
Distributions from Net Investment Income.........................   (1,365,434)          (1,735,294)
                                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..............      530,169             (472,044)
                                                                  ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................................    5,508,385            6,174,993
Net Asset Value of Shares Issued Through Dividend Reinvestment...    1,365,434            1,735,294
Cost of Shares Repurchased.......................................  (10,002,492)         (14,203,241)
                                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............   (3,128,673)          (6,292,954)
                                                                  ------------         ------------
TOTAL DECREASE IN NET ASSETS.....................................   (2,598,504)          (6,764,998)
NET ASSETS:
Beginning of the Period..........................................   19,797,297           26,562,295
                                                                  ------------         ------------
End of the Period (Including accumulated undistributed net
 investment income of $11,345 and $34,326, respectively)......... $ 17,198,793         $ 19,797,297
                                                                  ============         ============


                                    B-70       See Notes to Financial Statements

DOMESTIC INCOME PORTFOLIO                                   FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the
                  Portfolio See Notes to Financial Statements

===================================================================================================================
                                                                                Year Ended December 31,
                                                                    -----------------------------------------------
                                                                      1997     1996      1995       1994       1993
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........................  $8.008   $ 8.21   $  7.35   $   8.58    $  8.00
                                                                    ------   ------   -------   --------    -------
     Net Investment Income........................................    .704     .755       .71        .85        .72
     Net Realized and Unrealized Gain/Loss........................    .252    (.212)    .8525    (1.2275)     .5825
                                                                    ------   ------   -------   --------    -------
Total from Investment Operations..................................    .956     .543    1.5625     (.3775)    1.3025
Less Distributions from Net Investment Income.....................    .712     .745     .7025      .8525      .7225
                                                                    ------   ------   -------   --------    -------
Net Asset Value, End of the Period................................  $8.252   $8.008   $  8.21   $   7.35    $  8.58
                                                                    ======   ======   =======   ========    =======
Total Return*.....................................................   11.90%    6.68%    21.37%     (4.33%)    16.32%
Net Assets at End of the Period (In millions).....................  $ 17.2   $ 19.8   $  26.6   $   21.3    $  27.4
Ratio of Expenses to Average Net Assets*..........................     .60%     .60%      .60%       .60%       .60%
Ratio of Net Investment Income to Average Net Assets*.............    7.74%    7.97%     8.11%      8.35%      7.80%
Portfolio Turnover................................................      78%      77%       54%        94%       130%

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets...........................    1.05%    1.29%      .93%       .95%       .95%
Ratio of Net Investment Income to Average Net Assets..............    7.29%    7.28%     7.78%      8.00%      7.40%

                               B-71            See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                               December 31, 1997

================================================================================
Description                                              Shares     Market Value
--------------------------------------------------------------------------------
COMMON STOCKS 92.1%
CONSUMER DISTRIBUTION 14.5%
Americredit Corp. (a)....................................   300       $    8,306
Barnes & Noble, Inc. (a)................................. 1,600           53,400
Bed Bath & Beyond, Inc. (a).............................. 1,150           44,275
Best Buy Co., Inc. (a)................................... 1,500           55,312
Brightpoint, Inc. (a).................................... 1,800           24,975
CompUSA, Inc. (a)........................................ 3,300          102,300
Consolidated Stores Corp. (a)............................ 1,600           70,300
Costco Cos., Inc. (a).................................... 1,500           66,937
CVS Corp.................................................   800           51,250
Dollar General Corp...................................... 1,200           43,500
Dollar Tree Stores, Inc. (a).............................   500           20,688
Family Dollar Stores, Inc................................ 1,750           51,297
Fred Meyer, Inc. (a)..................................... 1,600           58,200
General Nutrition Cos., Inc. (a)......................... 3,200          108,800
Interstate Bakeries Corp................................. 1,700           63,537
Jacor Communications, Inc., Class A (a)..................   600           31,875
Kohls Corp. (a)..........................................   600           40,875
McKesson Corp............................................   400           43,275
Miller Herman, Inc....................................... 1,500           81,844
Pacific Sunwear of California (a)........................   887           26,222
Pier 1 Imports, Inc...................................... 1,800           40,725
Proffitt's, Inc. (a)..................................... 1,800           51,188
Ross Stores, Inc......................................... 2,200           80,025
Safeway, Inc. (a)........................................   650           41,113
Stage Stores, Inc. (a)...................................   750           28,031
Tech Data Corp. (a)......................................   850           33,044
TJX Cos., Inc............................................ 2,500           85,937
U.S. Office Products Co. (a)............................. 1,125           22,078
Whole Foods Market, Inc. (a)............................. 1,150           58,794
Williams Sonoma, Inc. (a)................................   700           29,313
                                                                     -----------
                                                                       1,517,416
                                                                     -----------

CONSUMER NON-DURABLES 2.9%
Abercrombie & Fitch Co., Class A (a).....................   300            9,375
Action Performance Cos., Inc. (a)........................   500           18,937
Borders Group, Inc. (a).................................. 1,650           51,666
Canandaigua Brands, Inc., Class A (a)....................   650           35,994
Jones Apparel Group, Inc. (a)............................   500           21,500
Linens N Things, Inc. (a)................................   750           32,719

                                    B-72       See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

==============================================================================
Description                                       Shares          Market Value
------------------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)
Nautica Enterprises, Inc. (a).....................   700              $ 16,275
Smithfield Foods, Inc. (a)........................   850                28,050
Suiza Foods Corp. (a).............................   600                35,737
Westpoint Stevens, Inc. (a).......................   700                33,075
Wolverine World Wide, Inc......................... 1,050                23,756
                                                                      --------
                                                                       307,084
                                                                      --------
CONSUMER SERVICES 8.0%
AccuStaff, Inc. (a)...............................   600                13,800
Apollo Group, Inc., Class A (a)................... 1,000                47,250
Capstar Hotel Co. (a).............................   500                17,156
Caribiner International, Inc. (a).................   700                31,150
Chancellor Media Corp. (a)........................ 2,100               156,712
CKE Restaurants, Inc..............................   750                31,594
Clear Channel Communications, Inc. (a)............ 1,025                81,423
Consolidated Graphics, Inc. (a)...................   800                37,300
COREstaff, Inc. (a)...............................   600                15,900
Foodmaker, Inc. (a)............................... 1,000                15,063
Interpublic Group of Cos., Inc.................... 1,037                51,656
Laundry's Seafood Restaurants, Inc. (a)...........   700                16,800
Meredith Corp..................................... 1,600                57,100
Omnicom Group, Inc................................ 1,700                72,037
Outdoor Systems, Inc. (a).........................   700                26,863
Promus Hotel Corp. (a)............................ 1,255                52,710
Rainforest Cafe, Inc. (a).........................   600                19,800
Robert Half International, Inc. (a)............... 1,137                45,480
Signature Resorts, Inc. (a)....................... 1,125                24,609
Staffmark, Inc. (a)...............................   300                 9,488
Valassis Communications, Inc. (a).................   550                20,350
                                                                      --------
                                                                       844,241
                                                                      --------

ENERGY 9.2%
BJ Services Co. (a)...............................   600                43,163
Cliffs Drilling Co. (a)...........................   750                37,406
Coflexip SA - ADR (France) (a)....................   550                30,525
Comstock Resources, Inc. (a)...................... 1,000                11,938
Cooper Cameron Corp. (a).......................... 1,200                73,200
ENSCO International, Inc.......................... 3,450               115,575
EVI, Inc. (a)..................................... 1,750                90,562
Falcon Drilling, Inc. (a)......................... 2,350                82,397
Key Energy Group, Inc. (a)........................   450                 9,759

                                    B-73      See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

=============================================================================
Description                                           Shares     Market Value
-----------------------------------------------------------------------------
ENERGY (CONTINUED)
Marine Drilling Cos., Inc. (a)........................ 2,400         $ 49,800
Nabors Industries, Inc. (a)........................... 2,700           84,881
National Oilwell, Inc. (a)............................   900           30,769
Parker Drilling Co. (a)...............................   800            9,750
Patterson Energy, Inc. (a)............................   500           19,344
Rowan Cos., Inc. (a).................................. 2,750           83,875
Santa Fe International Corp...........................   700           28,481
Smith International, Inc. (a)......................... 1,250           76,719
Stolt Comex Seaway S.A. (a)...........................   250           12,500
Varco International, Inc. (a)......................... 3,500           75,031
                                                                     --------
                                                                      965,675
                                                                     --------

FINANCE 8.9%
Ahmanson H.F. & Co....................................   300           20,081
Associates First Capital Corp., Class A...............   100            7,113
Astoria Financial Corp................................   500           27,875
Avis Rental A Car, Inc. (a)...........................   400           12,775
Bank United Corp......................................   200            9,788
Capital One Financial Corp............................   400           21,675
CMAC Investment Corp.................................. 1,000           60,375
Comdisco, Inc.........................................   900           30,094
Concentra Managed Care, Inc. (a)......................   600           20,250
Conseco, Inc.......................................... 3,400          154,487
Cullen Frost Bankers, Inc.............................   500           30,344
Dime Bancorp, Inc.....................................   600           18,150
Everest Reinsurance Holdings, Inc.....................   400           16,500
Finova Group, Inc..................................... 1,750           86,953
Golden State Bancorp, Inc. (a)........................   700           26,162
GreenPoint Financial Corp.............................   550           39,909
Lehman Brothers Holdings, Inc.........................   400           20,400
Mercury General Corp..................................   250           13,813
National Commerce Bancorp.............................   375           13,219
North Fork Bancorp, Inc...............................   850           28,528
Peoples Heritage Financial Group, Inc.................   550           25,300
Protective Life Corp..................................   400           23,900
Providian Financial Corp.............................. 1,100           49,706
Silicon Valley Bancshares (a).........................   175            9,844
Sovereign Bancorp, Inc................................ 1,000           20,750
St. Paul Bancorp, Inc.................................   900           23,625
Star Banc Corp........................................   650           37,294

                                    B-74       See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

==============================================================================
Description                                       Shares          Market Value
------------------------------------------------------------------------------
FINANCE (CONTINUED)
Starwood Lodging Trust............................   300          $     17,363
State Street Corp.................................   600                34,912
SunAmerica, Inc...................................   450                19,237
Transatlantic Holdings, Inc.......................   100                 7,150
Vesta Insurance Group, Inc........................   125                 7,422
                                                                     ---------
                                                                       934,994
                                                                     ---------

HEALTHCARE 12.4%
Arterial Vascular Engineering, Inc. (a)........... 1,150                74,750
Curative Health Services, Inc. (a)................   300                 9,113
Dura Pharmaceuticals, Inc. (a).................... 2,000                91,750
ESC Medical Systems Ltd. (a)...................... 1,400                54,250
FPA Medical Management, Inc. (a).................. 1,000                18,625
Guidant Corp...................................... 2,400               149,400
Gulf South Medical Supply, Inc. (a)...............   300                11,175
HBO & Co.......................................... 5,600               268,800
Health Care & Retirement Corp. (a)................   650                26,162
Health Management Assn., Inc., Class A (a)........ 2,462                62,165
Healthsouth Corp. (a)............................. 3,600                99,900
Medicis Pharmaceutical Corp., Class A (a).........   625                31,953
MiniMed, Inc. (a).................................   500                19,437
Omnicare, Inc..................................... 1,975                61,225
Parexel International Corp. (a)...................   750                27,750
Quintiles Transnational Corp. (a)................. 1,300                49,725
Renal Treatment Centers, Inc. (a).................   600                21,675
Rexall Sundown, Inc. (a).......................... 2,150                64,903
Steris Corp. (a)..................................   500                24,125
Sunrise Assisted Living, Inc. (a).................   300                12,938
Sybron International Corp. (a)....................   500                23,469
Theragenics Corp. (a).............................   600                21,600
Total Renal Care Holdings, Inc. (a)...............   916                25,190
Universal Health Services, Inc., Class B (a)......   450                22,669
Watson Pharmaceuticals, Inc. (a)..................   800                25,950
                                                                     ---------
                                                                     1,298,699
                                                                     ---------
PRODUCER MANUFACTURING 4.6%
Allied Waste Industries, Inc. (a)................. 2,050                47,791
ASM Lithography Holding NV (Netherlands) (a)......   600                40,500
Danaher Corp......................................   650                41,031
Federal Mogul Corp................................   600                24,300
Global Industries, Inc. (a)....................... 2,250                38,250

                                    B-75      See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                   PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

--------------------------------------------------------------------------------
Description                                             Shares      Market Value
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)
Mueller Industries, Inc. (a)..........................     400      $     23,600
Newpark Resources, Inc. (a)...........................   1,600            28,000
Precision Castparts Corp..............................     500            30,156
Sipex Corp. (a).......................................     700            21,175
Tyco International Ltd................................   2,200            99,137
USA Waste Services, Inc. (a)..........................   2,210            86,743
                                                                    ------------
                                                                         480,683
                                                                    ------------
RAW MATERIALS/PROCESSING INDUSTRIES 1.4%
Maverick Tube Corp. (a)...............................     850            21,516
Safeskin Corp. (a)....................................   1,550            87,962
Sealed Air Corp. (a)..................................     400            24,700
Witco Corp............................................     200             8,163
                                                                    ------------
                                                                         142,341
                                                                    ------------
TECHNOLOGY 24.7%
Advanced Fibre Communications, Inc. (a)...............   2,000            58,250
America Online, Inc. (a)..............................   1,300           115,944
Apex PC Solutions, Inc. (a)...........................     500            11,063
Applied Graphics Technologies, Inc. (a)...............     450            23,963
Aspect Development, Inc. (a)..........................     400            20,800
Baan's Co. NV (Netherlands) (a).......................     800            26,400
BMC Software, Inc. (a)................................   2,300           150,937
Cambridge Technology Partners, Inc. (a)...............     900            37,462
CBT Group PLC - ADR (Ireland) (a).....................     625            51,328
Check Point Software Tech Ltd. (a)....................     100             4,075
CHS Electronics, Inc. (a).............................   1,300            22,263
Ciber, Inc. (a).......................................     700            40,600
CIENA Corp. (a).......................................     700            42,787
Citrix Systems, Inc. (a)..............................   1,350           102,600
Compaq Computer Corp..................................     700            39,506
Computer Horizons Corp. (a)...........................     500            22,500
Computer Learning Centers, Inc. (a)...................     400            24,500
Compuware Corp. (a)...................................   5,500           176,000
Dell Computer Corp. (a)...............................   4,550           382,200
Digital Microwave Corp. (a)...........................   1,200            17,400
DII Group, Inc. (a)...................................     300             8,175
EMC Corp. (a).........................................   4,000           109,750
Engineering Animation, Inc. (a).......................     100             4,600
HNC Software, Inc. (a)................................     700            30,100
Hyperion Software Corp. (a)...........................   1,200            42,900

                                    B-76      See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                   PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

--------------------------------------------------------------------------------
Description                                             Shares      Market Value
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Information Management Resources, Inc. (a).............    550      $     20,625
Input/Output, Inc. (a).................................    500            14,844
Jabil Circuit, Inc. (a)................................    900            35,775
Keane, Inc. (a)........................................  1,500            60,937
Legato Systems, Inc. (a)...............................    700            30,800
Level One Communications, Inc. (a).....................    750            21,188
Manugistics Group, Inc. (a)............................    500            22,313
Micrel, Inc. (a).......................................    700            19,600
Network Appliance, Inc. (a)............................    350            12,425
Nice Systems Ltd. (a)..................................    400            16,800
Paychex, Inc...........................................    600            30,375
Peoplesoft, Inc. (a)...................................  3,800           148,200
Saville Systems PLC - ADR (Ireland) (a)................    800            33,200
Siebel Systems, Inc. (a)...............................  1,200            50,175
Smart Modular Technologies, Inc. (a)...................  1,250            28,750
SunGard Data Systems, Inc. (a).........................  2,000            62,000
Tekelec, Inc. (a)......................................    500            15,250
Teradyne, Inc. (a).....................................  1,250            40,000
Uniphase Corp. (a).....................................  1,600            66,200
Veritas Software Co. (a)...............................  1,200            61,200
Visio Corp. (a)........................................    900            34,537
Vitesse Semiconductor Corp. (a)........................  1,100            41,525
Wind River Systems, Inc. (a)...........................    650            25,797
World Access, Inc. (a).................................    700            16,713
Yahoo!, Inc. (a).......................................  1,450           100,412
Yurie Systems, Inc. (a)................................    700            14,131
                                                                    ------------
                                                                       2,589,875
                                                                    ------------
TRANSPORTATION 3.5%
Airborne Freight Corp..................................    800            49,700
CNF Transportation, Inc................................  1,100            42,212
Comair Holdings, Inc...................................    900            21,713
Continental Airlines, Inc., Class B (a)................  1,250            60,156
Expeditores International Washington, Inc..............    200             7,700
Halter Marine Group, Inc. (a)..........................  1,225            35,372
Hvide Marine, Inc., Class A (a)........................    500            12,875
Southwest Airlines Co..................................  2,350            57,869
U.S. Airways Group, Inc. (a)...........................  1,350            84,375
                                                                    ------------
                                                                         371,972
                                                                    ------------

                                    B-77      See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                   PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

------------------------------------------------------------------------------------------------------------------------
Description                                                                            Shares               Market Value
------------------------------------------------------------------------------------------------------------------------
UTILITIES 2.0%
AES Corp. (a)........................................................................   1,200               $     55,950
AirTouch Communications, Inc. (a)....................................................   3,800                    157,937
                                                                                                            ------------
                                                                                                                 213,887
                                                                                                            ------------
TOTAL LONG-TERM INVESTMENTS 92.1%
     (Cost $7,725,771).......................................................................                  9,666,867

REPURCHASE AGREEMENT 8.2%
Swiss Bank Corp., ($855,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $855,290)
     (Cost $855,000).........................................................................                    855,000
                                                                                                            ------------
TOTAL INVESTMENTS 100.3%
     (Cost $8,580,771).......................................................................                 10,521,867
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%).................................................                    (30,013)
                                                                                                            ------------
NET ASSETS 100.0%............................................................................               $ 10,491,854
                                                                                                            ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                    B-78      See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                    STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $8,580,771).......................................................  $ 10,521,867
Cash......................................................................................         5,539
Receivables:
     Investments Sold.....................................................................        33,070
     Portfolio Shares Sold................................................................         5,622
     Dividends............................................................................         1,968
     Expense Reimbursement by Adviser.....................................................           967
Unamortized Organizational Expenses.......................................................         3,411
                                                                                            ------------
     Total Assets.........................................................................    10,572,444
                                                                                            ------------
LIABILITIES:
Payables:
     Investments Purchased................................................................        24,577
     Distributor and Affiliates...........................................................         2,442
     Portfolio Shares Repurchased.........................................................           169
Accrued Expenses..........................................................................        35,901
Trustees' Deferred Compensation and Retirement Plans.......................................       17,501
                                                                                            ------------
     Total Liabilities....................................................................        80,590
                                                                                            ------------
NET ASSETS................................................................................  $ 10,491,854
                                                                                            ============
NET ASSETS CONSIST OF:
Capital...................................................................................  $  8,818,482
Net Unrealized Appreciation...............................................................     1,941,096
Accumulated Net Investment Loss...........................................................       (12,701)
Accumulated Net Realized Loss.............................................................      (255,023)
                                                                                            ------------
NET ASSETS................................................................................  $ 10,491,854
                                                                                            ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (Based on net assets of $10,491,854 and 637,815 shares of beneficial interest
  issued and outstanding).................................................................  $      16.45
                                                                                            ============

                                    B-79      See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                                STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997

--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest............................................................................    $   35,862
Dividends...........................................................................        15,652
                                                                                        ----------
     Total Income...................................................................        51,514
                                                                                        ----------
EXPENSES:
Investment Advisory Fee.............................................................        48,713
Audit...............................................................................        24,728
Shareholder Reports.................................................................        22,156
Shareholder Services................................................................        15,942
Trustees' Fees and Expenses.........................................................        10,626
Accounting..........................................................................         9,145
Legal...............................................................................         5,281
Trustees' Retirement Plan...........................................................         4,329
Amortization of Organizational Costs................................................         1,368
Custody.............................................................................           117
Other...............................................................................         6,567
                                                                                        ----------
     Total Expenses.................................................................       148,972
     Less Fees Waived and Expenses Reimbursed ($48,713 and $40,970, respectively)...        89,683
                                                                                        ----------
     Net Expenses...................................................................        59,289
                                                                                        ----------
NET INVESTMENT LOSS.................................................................    $   (7,775)
                                                                                        ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...................................................................    $  156,164
                                                                                        ----------
Unrealized Appreciation/Depreciation:
     Beginning of the Period........................................................       944,059
     End of the Period:
     Investments....................................................................     1,941,096
                                                                                        ----------
Net Unrealized Appreciation During the Period.......................................       997,037
                                                                                        ----------
NET REALIZED AND UNREALIZED GAIN....................................................    $1,153,201
                                                                                        ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................................    $1,145,426
                                                                                        ==========

                                    B-80       See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended December 31, 1997 and 1996

=========================================================================================================
                                                                      Year Ended               Year Ended
                                                               December 31, 1997        December 31, 1996
---------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss............................................       $    (7,775)            $    (6,964)
Net Realized Gain/Loss.........................................           156,164                (353,684)
Net Unrealized Appreciation During the Period..................           997,037                 699,394
                                                                      -----------             -----------
Change in Net Assets from Operations...........................         1,145,426                 338,746
                                                                      -----------             -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................................         8,526,700               4,967,397
Cost of Shares Repurchased.....................................        (4,358,459)             (2,417,613)
                                                                      -----------             -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.............         4,168,241               2,549,784
                                                                      -----------             -----------
TOTAL INCREASE IN NET ASSETS...................................         5,313,667               2,888,530
NET ASSETS:
Beginning of the Period........................................         5,178,187               2,289,657
                                                                      -----------             -----------
End of the Period (Including accumulated net investment loss
  of $12,701 and $4,926, respectively).........................       $10,491,854             $ 5,178,187
                                                                      ===========             ===========

                                    B-81       See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                                   FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

---------------------------------------------------------------------------------------------------------------
                                                                                                   July 3, 1995
                                                                                                  (Commencement
                                                                                                  of Investment
                                                               Year Ended         Year Ended     Operations) to
                                                             December 31,        December 31,      December 31,
                                                                     1997                1996              1995
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................     $ 13.660            $  11.72          $  10.00
                                                              -----------          ----------        ----------
     Net Investment Loss....................................        (.007)              (.016)             (.08)
     Net Realized and Unrealized Gain.......................        2.797               1.956              1.80
                                                              -----------          ----------        ----------
Total from Investment Operations............................        2.790               1.940              1.72
                                                              -----------          ----------        ----------
Net Asset Value, End of the Period..........................     $ 16.450            $ 13.660          $  11.72
                                                              ===========          ==========        ==========
Total Return*...............................................        20.42%              16.55%            17.20%**
Net Assets at End of the Period (In millions)...............     $   10.5           $     5.2          $    2.3
Ratio of Expenses to Average Net Assets*....................          .85%                .85%             2.50%
Ratio of Net Investment Loss to Average Net Assets*.........         (.11%)              (.17%)           (1.45%)
Portfolio Turnover..........................................          116%                102%               41%**
Average Commission Per Equity Share Traded (a)..............     $  .0502           $   .0470                --

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.....................         2.14%               3.28%             5.40%
Ratio of Net Investment Loss to Average Net Assets..........        (1.40%)             (2.60%)           (4.35%)

**Non-Annualized
(a) Represents the average brokerage commission per equity share traded during the period for trades where commissions were applicable.
     This disclosure was not required in fiscal periods prior to 1996.

                                    B-82       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                                    PORTFOLIO OF INVESTMENTS

                               December 31, 1997

====================================================================================
Description                                            Shares           Market Value
------------------------------------------------------------------------------------
COMMON STOCK 100.3%
CONSUMER DISTRIBUTION  13.6%
Bed Bath & Beyond, Inc. (a).........................    8,200             $  315,700
Brightpoint, Inc. (a)...............................   20,100                278,888
Consolidated Stores Corp. (a).......................    6,275                275,708
Costco Cos., Inc. (a)...............................   14,500                647,062
CVS Corp............................................    6,500                416,406
Dayton Hudson Corp..................................   15,800              1,066,500
Family Dollar Stores, Inc...........................   17,300                507,106
General Nutrition Cos., Inc. (a)....................   14,800                503,200
Home Depot, Inc.....................................    7,350                432,731
Ingram Micro, Inc., Class A (a).....................   16,100                468,913
Jacor Communications, Inc., Class A (a).............    8,600                456,875
Kroger Co. (a)......................................   27,600              1,019,475
Lear Corp. (a)......................................    8,000                380,000
McKesson Corp.......................................    5,800                627,488
Profitt's, Inc. (a).................................   13,500                383,906
Rite Aid Corp.......................................   10,200                598,613
Ross Stores, Inc....................................   23,200                843,900
Safeway, Inc. (a)...................................   25,662              1,623,121
Sysco Corp..........................................   11,800                537,638
Tech Data Corp. (a).................................    7,200                279,900
TJX Cos., Inc.......................................   33,100              1,137,812
U.S. Office Products Co. (a)........................   34,850                683,931
                                                                         -----------
                                                                          13,484,873
                                                                         -----------
CONSUMER DURABLES 2.7%
Dana Corp...........................................   13,500                641,250
Eaton Corp..........................................   10,000                892,500
Ford Motor Co.......................................   23,800              1,158,763
                                                                         -----------
                                                                           2,692,513
                                                                         -----------
CONSUMER NON-DURABLES 6.6%
Borders Group, Inc. (a).............................   15,900                497,869
Dial Corp...........................................   36,600                761,737
Liz Claiborne, Inc..................................    9,000                376,313
Nautica Enterprises, Inc. (a).......................    8,200                190,650
Philip Morris Cos., Inc.............................   95,300              4,318,281
Tommy Hilfiger Corp. (a)............................   10,000                351,250
                                                                         -----------
                                                                           6,496,100
                                                                         -----------
CONSUMER SERVICES 13.4%
Accustaff, Inc. (a).................................   28,724                660,652
AMR Corp............................................    2,700                346,950
Apple South, Inc....................................   15,500                203,438
Brinker International, Inc. (a).....................   33,900                542,400

                                    B-83       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                        PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

============================================================================
Description                                             Shares  Market Value
----------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
CBS Corp.............................................   36,000   $ 1,059,750
Cendant Corp. (a)....................................   35,325     1,214,297
Chancellor Media Corp. (a)...........................   17,500     1,305,937
CORESTAFF, Inc. (a)..................................   18,000       477,000
Cracker Barrel Old Country Store, Inc................   12,700       423,862
FIRSTPLUS Financial Group, Inc. (a)..................   19,800       759,825
Foodmaker, Inc. (a)..................................   25,400       382,588
Gannett Co., Inc.....................................   11,200       692,300
Landry's Seafood Restaurants, Inc. (a)...............   12,800       307,200
Marriot International, Inc...........................    7,200       498,600
New York Times Co., Class A..........................   12,600       833,175
Omnicom  Group, Inc..................................   26,600     1,127,175
Promus Hotel Corp. (a)...............................    9,500       399,000
Time Warner, Inc.....................................   12,500       775,000
Tribune Co...........................................   15,400       958,650
Universal Outdoor Holdings Inc. (a)..................    5,000       260,000
                                                                  ----------
                                                                  13,227,799
                                                                  ----------
ENERGY 5.3%
British Petroleum Co. PLC - ADR (United Kingdom).....   10,000       796,875
El Paso Natural Gas Co...............................   15,000       997,500
Schlumberger, Ltd....................................    8,100       652,050
Smith International, Inc. (a)........................   10,200       626,025
Texaco, Inc..........................................   16,500       897,187
Tidewater, Inc.......................................    6,400       352,800
Weatherford Enterra, Inc. (a)........................    7,400       323,750
YPF Sociedad Anonima, Class D - ADR (Argentina)......   17,600       601,700
                                                                  ----------
                                                                   5,247,887
                                                                  ----------
FINANCE 16.4%
Allstate Corp........................................    9,000       817,875
Ambac Financial Group, Inc...........................   12,100       556,600
BankAmerica Corp.....................................    8,700       635,100
BankBoston Corp......................................   10,100       948,769
Bear Stearns Cos., Inc...............................   12,300       584,250
Chase Manhattan Corp.................................   10,000     1,095,000
CMAC Investment Corp.................................   14,900       899,587
Conseco, Inc.........................................   66,400     3,017,050
Federal National Mortgage Assn.......................   16,400       935,825
Green Tree Financial Corp............................    9,600       251,400
Household International, Inc.........................    3,300       420,956
Merrill Lynch & Co., Inc.............................   10,590       772,408
MGIC Investment Corp.................................    5,600       372,400
Money Store, Inc.....................................   15,200       319,200
SLM Holding Corp.....................................    4,300       598,238

                                 B-84          See Notes to Financial Statements

ENTERPRISE PORTFOLIO                        PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

==============================================================================
Description                                             Shares    Market Value
------------------------------------------------------------------------------
FINANCE (CONTINUED)
SunAmerica, Inc.....................................    21,150      $  904,162
Torchmark, Inc......................................    18,200         765,538
Travelers Group, Inc................................    30,200       1,627,025
U.S. Bancorp........................................     6,300         705,206
                                                                    ----------
                                                                    16,226,589
                                                                    ----------
HEALTHCARE 13.4%
Bristol Myers Squibb Co.............................    22,000       2,081,750
ESC Medical Systems Ltd. (a)........................    19,500         755,625
Guidant Corp........................................     5,400         336,150
Health Care & Retirement Corp. (a)..................    17,900         720,475
Health Management Assn., Inc., Class A (a)..........    24,300         613,575
Healthsouth Corp. (a)...............................    35,300         979,575
Lincare Holdings, Inc. (a)..........................    14,900         849,300
Merck & Co., Inc....................................     4,200         446,250
Mylan Labs., Inc....................................    21,500         450,156
Pfizer, Inc.........................................     8,500         633,781
Renal Treatment Centers, Inc. (a)...................    14,800         534,650
Schering-Plough Corp................................    20,700       1,285,987
Tenet Healthcare Corp. (a)..........................    17,300         573,063
Total Renal Care Holdings, Inc. (a).................    12,033         330,908
Universal Health Services, Inc., Class B (a)........    16,500         831,187
Watson Pharmaceuticals, Inc. (a)....................    24,000         778,500
Wellpoint Health Networks, Inc., Class A (a)........    23,600         997,100
                                                                    ----------
                                                                    13,198,032
                                                                    ----------
PRODUCER MANUFACTURING 5.5%
Aeroquip Vickers, Inc...............................     5,900         289,469
Illinois Tool Works, Inc............................     5,900         354,737
Philips Electronics N.V. (Netherlands)..............     4,000         242,000
Textron, Inc........................................    15,700         981,250
Tyco International Ltd..............................    26,100       1,176,131
United Technologies Corp............................    13,100         953,844
USA Waste Services, Inc. (a)........................    36,557       1,434,862
                                                                    ----------
                                                                     5,432,293
                                                                    ----------
RAW MATERIALS/PROCESSING INDUSTRIES 2.4%
Bowater, Inc........................................    10,900         484,369
Crompton & Knowles Corp.............................    20,900         553,850
Cytec Industries, Inc. (a)..........................    10,500         492,844
Fort James Corp.....................................    11,000         420,750
Praxair, Inc........................................     9,600         432,000
                                                                    ----------
                                                                     2,383,813
                                                                    ----------
TECHNOLOGY 16.1%
Adaptec, Inc. (a)...................................    14,600         542,025
Analog Devices, Inc. (a)............................    11,200         310,100

                                    B-85       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                        PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

==========================================================================================================
Description                                                                     Shares        Market Value
----------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
BMC Software, Inc. (a)........................................................  29,500         $ 1,935,937
Cadence Design Systems, Inc. (a)..............................................  26,700             654,150
CIENA Corp. (a)...............................................................   7,600             464,550
Cisco Systems, Inc. (a).......................................................   9,750             543,563
Citrix Systems, Inc. (a)......................................................   6,900             524,400
Compaq Computer Corp..........................................................  26,400           1,489,950
Computer Associates International, Inc........................................  11,950             631,856
Compuware Corp. (a)...........................................................  22,000             704,000
Dell Computer Corp. (a).......................................................   5,200             436,800
EMC Corp. (a).................................................................  20,800             570,700
International Business Machines Corp..........................................  17,000           1,777,562
Linear Technology Corp........................................................   7,800             449,475
Lucent Technologies, Inc......................................................   3,600             287,550
Microsoft Corp. (a)...........................................................   4,300             555,775
National Semiconductor Corp. (a)..............................................  16,300             422,781
Networks Associates, Inc. (a).................................................  12,400             655,650
Nokia Corp. - ADR (Finland)...................................................   5,100             357,000
Sanmina Corp. (a).............................................................   7,500             508,125
SCI Systems, Inc. (a).........................................................  20,400             888,675
Tellabs, Inc. (a).............................................................  11,100             586,913
VLSI Technology, Inc. (a).....................................................  15,500             366,188
Xerox Corp....................................................................   2,700             199,294
                                                                                               -----------
                                                                                                15,863,019
                                                                                               -----------
TRANSPORTATION 1.2%
Continental Airlines, Inc., Class B (a).......................................   9,000             433,125
Delta Air Lines, Inc..........................................................   3,000             357,000
Federal Express Corp. (a).....................................................   5,900             360,269
                                                                                               -----------
                                                                                                 1,150,394
                                                                                               -----------
UTILITIES 3.7%
Ameritech Corp................................................................   8,700             700,350
Bell Atlantic Corp............................................................   9,200             837,200
Cincinnati Bell, Inc..........................................................  11,900             368,900
CMS Energy Corp...............................................................   8,200             361,313
GPU, Inc......................................................................   7,000             294,875
SBC Communications, Inc.......................................................   7,000             512,750
U.S. West Communications Group................................................  12,300             555,037
                                                                                               -----------
                                                                                                 3,630,425
                                                                                               -----------
TOTAL LONG TERM INVESTMENTS 100.3% (COST $69,715,702).........................                  99,033,737

REPURCHASE AGREEMENT 0.6%
DLJ ($525,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $525,190) (Cost
 $525,000)....................................................................                     525,000
                                                                                               -----------
TOTAL INVESTMENTS 100.9% (COST $70,240,702)...................................                  99,558,737
LIABILITIES IN EXCESS OF OTHER ASSETS (0.9%)..................................                    (844,661)
                                                                                               -----------
NET ASSETS 100.0%.............................................................                 $98,714,076
                                                                                               ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                    B-86       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                         STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $70,240,702)...................................     $99,558,737
Cash...................................................................           1,447
Receivables:
     Dividends.........................................................         102,353
     Portfolio Shares Sold.............................................          25,226
Other..................................................................          46,687
                                                                           ------------
     Total Assets......................................................      99,734,450
                                                                           ------------
LIABILITIES:
Payables:
     Investments Purchased.............................................         756,452
     Portfolio Shares Repurchased......................................          97,165
     Investment Advisory Fee...........................................          33,278
     Distributor and Affiliates........................................          12,053
Trustees' Deferred Compensation and Retirement Plans...................          99,283
Accrued Expenses.......................................................          22,143
                                                                           ------------
     Total Liabilities.................................................       1,020,374
                                                                           ------------
NET ASSETS.............................................................     $98,714,076
                                                                           ------------
NET ASSETS CONSIST OF:
Capital................................................................     $68,610,247
Net Unrealized Appreciation............................................      29,318,035
Accumulated Net Realized Gain..........................................         748,449
Accumulated Undistributed Net Investment Income........................          37,345
                                                                           ------------
NET ASSETS.............................................................     $98,714,076
                                                                           ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $98,714,076 and 5,452,063 shares of beneficial
    interest issued and outstanding)...................................     $     18.11
                                                                           ------------

                                    B-87       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                                     STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends..........................................................  $   864,258
Interest...........................................................      131,879
                                                                     -----------
     Total Income..................................................      996,137
                                                                     -----------
EXPENSES:
Investment Advisory Fee............................................      467,494
Custody............................................................       19,783
Legal..............................................................       15,923
Trustees' Fees and Expenses........................................       12,281
Other..............................................................      100,570
                                                                     -----------
     Total Expenses................................................      616,051
     Less Fees Waived..............................................       55,090
                                                                     -----------
     Net Expenses..................................................      560,961
                                                                     -----------
NET INVESTMENT INCOME..............................................  $   435,176
                                                                     -----------

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain..................................................  $13,400,141
Unrealized Appreciation/Depreciation:
Beginning of the Period............................................   19,056,982
End of the Period:
     Investments...................................................   29,318,035
                                                                     -----------
Net Unrealized Appreciation During the Period......................   10,261,053
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN...................................  $23,661,194
                                                                     ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $24,096,370
                                                                     ===========

                                    B-88       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                          STATEMENT OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

-------------------------------------------------------------------------------------------------
                                                                   Year Ended          Year Ended
                                                             December 31,1997    December 31,1996
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................................  $    435,176        $    556,672
Net Realized Gain..............................................    13,400,141           7,574,164
Net Unrealized Appreciation During the Period..................    10,261,053           9,782,538
                                                                 ------------        ------------
Change in Net Assets from Operations...........................    24,096,370          17,913,374
                                                                 ------------        ------------
Distributions from Net Investment Income.......................      (457,271)           (530,417)
Distributions from Net Realized Gain...........................   (13,668,548)         (9,089,491)
                                                                 ------------        ------------
Total Distributions............................................   (14,125,819)         (9,619,908)
                                                                 ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES............     9,970,551           8,293,466
                                                                 ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................................    16,421,893           7,883,906
Net Asset Value of Shares Issued Through Dividend Reinvestment.    14,125,818           9,619,909
Cost of Shares Repurchased.....................................   (26,609,356)        (17,001,971)
                                                                 ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.............     3,938,355             501,844
                                                                 ------------        ------------
TOTAL INCREASE IN NET ASSETS...................................    13,908,906           8,795,310
NET ASSETS:
Beginning of the Period........................................    84,805,170          76,009,860
                                                                 ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $37,345 and $59,440, respectively)......  $ 98,714,076        $ 84,805,170
                                                                 ============        ============

                                    B-89       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                                        FINANCIAL HIGHLIGHTS

  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE
            PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended December 31,
                                                                              -----------------------------------------------
                                                                                 1997      1996      1995      1994      1993
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................................    $16.262   $ 14.69   $ 12.39   $ 14.57   $ 14.21
                                                                              -------   -------   -------   -------   -------
     Net Investment Income................................................       .091      .113       .32       .25       .21
     Net Realized and Unrealized Gain/Loss................................      4.734     3.417      4.22    (.7625)   1.0325
                                                                              -------   -------   -------   -------   -------
Total from Investment Operations..........................................      4.825     3.530      4.54    (.5125)   1.2425
                                                                              -------   -------   -------   -------   -------
Less:
     Distributions from Net Investment Income.............................       .096      .109     .3175       .25      .215
     Distributions from Net Realized Gain.................................      2.885     1.849    1.9225    1.4175     .6675
                                                                              -------   -------   -------   -------   -------
Total Distributions.......................................................      2.981     1.958      2.24    1.6675     .8825
                                                                              -------   -------   -------   -------   -------
Net Asset Value, End of the Period........................................    $18.106   $16.262   $ 14.69   $ 12.39   $ 14.57
                                                                              =======   =======   =======   =======   =======
Total Return*.............................................................      30.66%    24.80%    36.98%    (3.39)%    8.98%
Net Assets at End of the Period (In millions).............................    $  98.7   $  84.8   $  76.0   $  67.5   $  72.3
Ratio of Expenses to Average Net Assets*..................................        .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net Assets*.....................        .47%      .68%     2.06%     1.72%     1.41%
Portfolio Turnover........................................................         82%      152%      145%      153%      139%
Average Commission Paid per Equity Share Traded (a).......................    $ .0566   $ .0435        --        --        --

*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets...................................        .66%      .75%      .68%      .68%      .72%
Ratio of Net Investment Income to Average Net Assets......................        .41%      .53%     1.98%     1.64%     1.29%

(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                    B-90       See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                                 PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1997

--------------------------------------------------------------------------------
Description                                            Shares      Market Value
--------------------------------------------------------------------------------
COMMON STOCKS  96.9%
AUSTRALIA  2.1%
ICI Australia Ltd...................................... 1,900           $13,312
Pacific Dunlop Ltd..................................... 8,200            17,369
Rio Tinto Ltd.......................................... 2,600            30,338
                                                                   ------------
                                                                         61,019
                                                                   ------------
AUSTRIA  0.9%
OMV, AG................................................   200            27,709
                                                                   ------------
Belgium  2.4%
Almanij................................................ 1,400            70,659
                                                                   ------------
BRAZIL  0.7%
Centrais Eletricas Brasileiras SA Electrobras - ADR....   340             7,947
Telecomunicacoes Brasileiras - ADR.....................   100            11,644
                                                                   ------------
                                                                         19,591
                                                                   ------------
CANADA  3.0%
Barrick Gold Corp. (a).................................   100             1,865
IPL Energy, Inc. (a)................................... 1,500            68,647
Northern Telecom Ltd. (a)..............................   200            17,795
Placer Dome, Inc. (a)..................................   100             1,260
                                                                   ------------
                                                                         89,567
                                                                   ------------
DENMARK  0.5%
Novo Nordisk A/S, Ser B................................   100            14,303
                                                                   ------------
FRANCE  3.4%
Alcatel Alsthom (Cie Gen El)...........................   165            20,973
Axa-UAP................................................   230            17,797
Compagnie de Saint Gobain..............................   148            21,025
Elf Aquitaine..........................................   150            17,446
LVMH (Moet Hennessy Louis Vuitton).....................    55             9,130
Total, Class B.........................................   135            14,692
                                                                   ------------
                                                                        101,063
                                                                   ------------
GERMANY  4.3%
Allianz, AG............................................   100            25,904
BASF, AG...............................................   250             8,859
Bayer, AG..............................................   200             7,471
Daimler-Benz, AG.......................................   250            17,538
Degussa, AG............................................    50             2,502
Deutsche Telekom, AG...................................   550            10,349
Linde..................................................    50            30,518
Siemens, AG............................................   200            11,840


                                    B-91       See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

=================================================================================================
Description                                                       Shares             Market Value
-------------------------------------------------------------------------------------------------
GERMANY (CONTINUED)
VEBA, AG......................................................       200               $   13,619
                                                                                       ----------
                                                                                          128,600
                                                                                       ----------
ITALY 2.0%
Ente Nazionale Idrocarburi, SpA...............................     2,000                   11,340
Fiat, SpA.....................................................     4,000                   11,633
Instituto Nazionale delle Assicurazioni (INA).................    12,000                   24,319
Telecom Italia................................................     2,500                   11,539
Telecom Italia SpA (a)........................................         2                       13
                                                                                       ----------
                                                                                           58,844
                                                                                       ----------
JAPAN 10.9%
Acom Co., Ltd.................................................       300                   16,543
Asahi Glass Co................................................     1,000                    4,748
Bank of Tokyo.................................................       600                    8,271
Daiwa Securities..............................................     1,000                    3,446
East Japan Railway............................................         1                    4,511
Fujitsu.......................................................     1,000                   10,722
Hitachi.......................................................     2,000                   14,245
Honda Motor Co................................................     1,000                   36,685
Japan Air Lines Co............................................     1,000                    2,719
Japan Energy Corp.............................................     4,000                    3,768
Kao Corp......................................................     1,000                   14,398
Kawasaki Heavy Industries.....................................     2,000                    3,094
Kawasaki Steel Corp...........................................     3,000                    4,090
Komatsu.......................................................     1,000                    5,017
Kyocera Corp..................................................       100                    4,534
Matsushita Electric Industries................................     1,000                   14,628
Mitsubishi Electric Corp......................................     3,000                    7,674
Mitsubishi Estate.............................................     1,000                   10,875
Nagoya Railroad Co............................................     4,000                   13,724
NEC Corp......................................................     1,000                   10,646
Nippon Steel Corp.............................................     2,000                    2,956
Nippon Telegraph & Telephone Corp.............................         4                   34,311
Nippon Yusen Kabushiki Kaisha.................................     3,000                    8,226
Nissan Motor Co...............................................     2,000                    8,271
NSK Ltd.......................................................     1,000                    2,489
Oji Paper Co..................................................     2,000                    7,950
Sekisui House.................................................     1,000                    6,426
Sharp Corp....................................................     1,000                    6,878
Teijin........................................................     2,000                    4,182

                                    B-92       See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

===============================================================================
Description                                        Shares          Market Value
-------------------------------------------------------------------------------
JAPAN (CONTINUED)
Tobu Railway Co................................     2,000           $     6,250
Toppan Printing Co.............................     1,000                13,020
Toyobo Co......................................     1,000                 1,210
Toyota Motor Corp..............................     1,000                28,644
                                                                    -----------
                                                                        325,151
                                                                    -----------
MALAYSIA 0.1%
DCB Holdings Berhard...........................     9,000                 4,350
                                                                    -----------
MEXICO 1.7%
Telefonos De Mexico SA, Ser L..................    18,000                50,740
                                                                    -----------
NETHERLANDS 2.3%
ABN Amro Holdings..............................       627                12,214
Akzo Nobel.....................................       100                17,242
Elsevier.......................................       700                11,323
Koninklijke Ahold..............................       517                13,488
Wolters Kluwer.................................       101                13,046
                                                                    -----------
                                                                         67,313
                                                                    -----------
NEW ZEALAND 1.0%
Deutsche Bank, AG..............................       400                28,239
                                                                    -----------
REPUBLIC OF KOREA 0.3%
Korea Electric Power Corp. - ADR (a)...........       307                 3,089
Pohang Iron & Steel Co., Ltd. - ADR (a)........       317                 5,528
                                                                    -----------
                                                                          8,617
                                                                    -----------
SINGAPORE 1.5%
Singapore Telecommunications...................    24,000                44,711
                                                                    -----------
SOUTH AFRICA 0.7%
De Beers Cons Mines Ltd. - ADR.................       500                10,219
Sasol Ltd. - ADR...............................     1,126                11,893
                                                                    -----------
                                                                         22,112
                                                                    -----------
SPAIN 1.5%
EMP Nac Electricid.............................       300                 5,327
Repsol, SA.....................................       400                17,066
Telefonica De Espana...........................       800                22,842
                                                                    -----------
                                                                         45,235
                                                                    -----------
SWEDEN 0.6%
Astra, AB, Ser A...............................       200                 3,463
Ericsson Telefon LM, Ser B.....................       400                15,038
                                                                    -----------
                                                                         18,501
                                                                    -----------

                                    B-93      See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

====================================================================================
Description                                             Shares          Market Value
------------------------------------------------------------------------------------
SWITZERLAND 3.3%
Credit Suisse Group..................................      200            $   30,933
Nestle, AG...........................................       10                14,981
Novartis, AG.........................................       20                32,439
Roche Holdings Genusscheine, AG......................        2                19,854
                                                                          ----------
                                                                              98,207
                                                                          ----------
UNITED KINGDOM 10.5%
B.A.T. Industries....................................    1,700                15,503
Barclays.............................................    1,000                26,622
Bass.................................................    1,300                20,222
British Petroleum....................................    1,116                14,763
British Telecommunications...........................    2,400                18,911
BTR..................................................    2,900                 8,764
Burmah Castrol.......................................      700                12,210
Carlton Communications...............................    2,500                19,299
Glaxo Wellcome.......................................    1,000                23,841
HSBC Holdings........................................      400                10,381
HSBC Holdings - ADR..................................      700                17,269
Lloyds TSB Group.....................................    2,100                27,320
Marks & Spencer......................................    1,200                11,867
Rank Group...........................................    2,400                13,363
Scot & Newcastle.....................................    2,100                25,714
Smithkline Beecham...................................    2,000                20,613
Smiths Industries....................................    1,000                13,929
Zeneca Group.........................................      300                10,626
                                                                          ----------
                                                                             311,217
                                                                          ----------
UNITED STATES 43.2%
Abbott Laboratories, Inc. (b)........................      400                26,225
Aluminum Co. of America..............................      200                14,075
American Express Co..................................      300                26,775
American Home Products Corp..........................      300                22,950
American International Group, Inc....................      200                21,750
Amoco Corp...........................................      200                17,025
AT&T Corp. (b).......................................      600                36,750
BellSouth Corp.......................................      500                28,156
Boeing Co............................................      100                 4,894
Bristol-Myers Squibb Co. (b).........................      400                37,850
Chevron Corp.........................................      300                23,100
Cisco Systems, Inc. (a)..............................      300                16,725

                                    B-94       See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                    PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

====================================================================================
Description                                             Shares          Market Value
------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Citicorp..............................................     200           $    25,287
Coca Cola Co. (b).....................................     800                53,300
Columbia / HCA Healthcare Corp........................     300                 8,888
Dominion Resources, Inc...............................     800                34,050
Dow Chemical Co.......................................     200                20,300
Du Pont (E. I.) de Nemours & Co.......................     200                12,013
Eastman Kodak Co......................................     200                12,162
Federal National Mortgage Assn........................     400                22,825
First Data Corp.......................................     500                14,625
FPL Group, Inc........................................     500                29,594
General Electric Co...................................     400                29,350
General Motors Corp...................................     400                24,250
Gillette Co...........................................     200                20,087
Hewlett Packard Co....................................     300                18,750
Home Depot, Inc.......................................     250                14,719
Illinois Tool Works, Inc..............................     200                12,025
Intel Corp............................................     200                14,050
International Business Machines Corp..................     200                20,912
International Paper Co................................     400                17,250
J.C. Penney, Inc......................................     400                24,125
Johnson & Johnson, Inc................................     400                26,350
JP Morgan & Co., Inc. (b).............................     300                33,862
Kimberly Clark Corp...................................     300                14,794
Lilly Eli & Co........................................     400                27,850
Lucent Technologies, Inc. (b).........................     400                31,950
McDonald's Corp. (b)..................................     500                23,875
Meritor Automotive Inc................................     100                 2,106
Microsoft Corp. (a)(b)................................     300                38,775
Minnesota Mining & Manufacturing Co...................     300                24,619
Mobil Corp............................................     200                14,437
Motorola, Inc.........................................     200                11,413
NationsBank Corp......................................     400                24,325
Oracle Systems Corp. (a)..............................     250                 5,578
PacifiCorp............................................   1,100                30,044
Pfizer, Inc...........................................     200                14,912
Procter & Gamble Co...................................     400                31,925
Raytheon Co., Class A.................................      25                 1,233
Rockwell International Corp...........................     300                15,675

                                    B-95       See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

------------------------------------------------------------------------------
Description                                       Shares          Market Value
------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
SBC Communications, Inc.........................     500           $    36,625
Schering-Plough Corp............................     200                12,425
Sears Roebuck & Co..............................     300                13,575
Time Warner, Inc................................     300                18,600
Warner-Lambert Co...............................     200                24,800
Wells Fargo & Co................................     100                33,944
Weyerhaeuser Co.................................     400                19,625
Worldcom, Inc...................................     800                24,200
Xerox Corp......................................     300                22,144
                                                                     ---------
                                                                     1,284,498
                                                                     ---------
TOTAL COMMON STOCKS  96.9%......................................     2,880,246

PREFERRED STOCK  0.7%
FINLAND  0.7%
Nokia (Ab) Oy, Ser A - ADR......................     300                21,299
                                                                     ---------
TOTAL LONG-TERM INVESTMENTS  97.6%
     (Cost $2,616,902)..........................................     2,901,545

OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%.....................        72,464
                                                                     ---------
NET ASSETS  100.0%..............................................   $ 2,974,009
                                                                     ---------

(a) Non-income producing security as this stock currently does not declare dividends.
(b) Assets segregated as collateral for open forward and open futures transactions.

                                    B-96     See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

---------------------------------------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $2,616,902)............................................................... $  2,901,545
Cash..............................................................................................       56,999
Foreign Currency (Cost $23,087)...................................................................       22,360
Receivables:
     Expense Reimbursement by Adviser.............................................................       15,850
     Dividends....................................................................................        5,474
Forward Currency Contracts........................................................................       24,182
Unamortized Organizational Costs..................................................................        3,405
                                                                                                   ------------
     Total Assets.................................................................................    3,029,815
                                                                                                   ------------
LIABILITIES:
Payables:
     Distributor and Affiliates...................................................................        3,143
     Portfolio Shares Repurchased.................................................................          171
Accrued Expenses..................................................................................       35,969
Trustees' Deferred Compensation and Retirement Plans..............................................       16,523
                                                                                                   ------------
     Total Liabilities............................................................................       55,806
                                                                                                   ------------
NET ASSETS........................................................................................ $  2,974,009
                                                                                                   ------------
NET ASSETS CONSIST OF:
Capital........................................................................................... $  2,701,945
Net Unrealized Appreciation.......................................................................      307,950
Accumulated Distributions in Excess of Net Investment Income......................................      (14,504)
Accumulated Distributions in Excess of Net Realized Gain..........................................      (21,382)
                                                                                                   ------------
NET ASSETS........................................................................................ $  2,974,009
                                                                                                   ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (Based on net assets of $2,974,009 and 270,266 shares of beneficial interest
  issued and outstanding)......................................................................... $      11.00
                                                                                                   ------------

                                    B-97       See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                                 STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997

===================================================================================================
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $5,109)................................ $    53,293
Interest..............................................................................       7,646
Other.................................................................................         541
                                                                                       -----------
     Total Income.....................................................................      61,480
                                                                                       -----------
EXPENSES:
Custody...............................................................................      74,070
Investment Advisory Fee...............................................................      31,290
Audit.................................................................................      24,832
Accounting............................................................................      21,596
Shareholder Reports...................................................................      18,284
Shareholder Services..................................................................      15,965
Trustees' Fees and Expenses...........................................................       9,857
Legal.................................................................................       4,984
Amortization of Organizational Costs..................................................       1,365
Other.................................................................................       9,936
                                                                                       -----------
     Total Expenses...................................................................     212,179
     Less Fees Waived and Expenses Reimbursed ($31,290 and $143,342, respectively)....     174,632
                                                                                       -----------
     Net Expenses.....................................................................      37,547
                                                                                       -----------
NET INVESTMENT INCOME................................................................. $    23,933
                                                                                       -----------
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
     Investments...................................................................... $   510,380
     Forward Currency Contracts.......................................................      (1,690)
                                                                                       -----------
Net Realized Gain.....................................................................     508,690
                                                                                       -----------
Unrealized Appreciation/Depreciation:
     Beginning of the Period..........................................................     396,734
                                                                                         ---------
     End of the Period:
       Investments...................................................................     284,643
       Forward Currency Contracts....................................................      24,182
       Foreign Currency Translation..................................................        (875)
                                                                                       -----------
                                                                                           307,950
                                                                                       -----------
Net Unrealized Depreciation During the Period.........................................     (88,784)
                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN...................................................... $   419,906
                                                                                       -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS............................................ $   443,839
                                                                                       -----------

                                    B-98      See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Year Ended December 31, 1997 and 1996

===============================================================================================================
                                                                            YEAR ENDED               YEAR ENDED
                                                                     DECEMBER 31, 1997        DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................................        $    23,933             $     7,708
Net Realized Gain..................................................            508,690                 107,660
Net Unrealized Appreciation/Depreciation During the Period.........            (88,784)                294,056
                                                                           -----------             -----------
Change in Net Assets from Operations...............................            443,839                 409,424
                                                                           -----------             -----------
Distributions from Net Investment Income...........................            (23,933)                 (7,708)
Distributions in Excess of Net Investment Income...................             (1,351)                (32,197)
                                                                           -----------             -----------
Distributions from and in Excess of Net Investment Income..........            (25,284)                (39,905)
                                                                           -----------             -----------
Distributions from Net Realized Gain...............................           (536,409)                (37,458)
Distributions in Excess of Net Realized Gain.......................            (24,805)                    -0-
                                                                           -----------             -----------
Distributions from and in Excess of Net Realized Gain..............           (561,214)                (37,458)
                                                                           -----------             -----------
Total Distributions................................................           (586,498)                (77,363)
                                                                           -----------             -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES................           (142,659)                332,061
                                                                           -----------             -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................................          1,501,991               1,241,023
Net Asset Value of Shares Issued through Dividend Reinvestment.....            352,262                  42,743
Cost of Shares Repurchased.........................................         (1,254,609)             (1,473,972)
                                                                           -----------             -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.................            599,644                (190,206)
                                                                           -----------             -----------
TOTAL INCREASE IN NET ASSETS.......................................            456,985                 141,855

NET ASSETS:
Beginning of the Period............................................          2,517,024               2,375,169
                                                                           -----------             -----------
End of the Period (Including accumulated distributions in excess of
 net investment income of $14,504 and $9,730, respectively)........        $ 2,974,009             $ 2,517,024
                                                                           -----------             -----------

                                    B-99       See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                                     FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

================================================================================================================
                                                                                                    JULY 3, 1995
                                                                                                   (COMMENCEMENT
                                                                                                   OF INVESTMENT
                                                                   YEAR ENDED      YEAR ENDED     OPERATIONS) TO
                                                                 DECEMBER 31,    DECEMBER 31,       DECEMBER 31,
                                                                         1997            1996               1995
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........................     $ 11.658         $ 10.30            $ 10.00
                                                                     --------         --------           --------
     Net Investment Income/Loss.................................         .110            .035               (.16)
     Net Realized and Unrealized Gain...........................        1.696           1.687                .46
                                                                     --------         --------           --------
Total from Investment Operations................................        1.806           1.722                .30
                                                                     --------         --------           --------
Less:
     Distributions from and in Excess of
         Net Investment Income..................................         .106            .188                -0-
     Distributions from and in Excess of
         Net Realized Gain......................................        2.354            .176                -0-
                                                                     --------         --------           --------
Total Distributions.............................................        2.460            .364                -0-
                                                                     --------         --------           --------
Net Asset Value, End of the Period..............................     $ 11.004         $11.658           $  10.30
                                                                     --------         --------           --------
Total Return*...................................................        15.85%          16.72%              3.00%**
Net Assets at End of the Period (In millions)...................     $    3.0         $   2.5             $  2.4
Ratio of Expenses to Average Net Assets*........................         1.20%           1.20%              4.35%
Ratio of Net Investment Income/Loss to
     Average Net Assets*........................................          .76%            .27%             (2.76%)
Portfolio Turnover..............................................          132%             94%                42%**
  Average Commission Rate per Equity Share Traded (a)...........     $  .0574         $ .0245                 --

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.........................         6.78%           7.43%              8.27%
Ratio of Net Investment Loss to Average Net Assets..............        (4.82%)         (5.96%)            (6.68%)

**Non-Annualized

(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.


                                    B-100      See Notes to Financial Statements

GOVERNMENT PORTFOLIO                                    PORTFOLIO OF INVESTMENTS
                               December 31, 1997

=======================================================================================================================
Par
Amount
(000)   Description                                                         Coupon         Market          Market Value
=======================================================================================================================
        UNITED STATES GOVERNMENT AGENCY OBLIGATIONS 53.1%
$2,000  Federal Farm Credit Bank Medium Term Note..........................  6.520%        09/24/07          $2,067,260
 1,688  Federal Home Loan Mortgage Corp. CMO Var Rate Cpn..................  6.150         11/15/18           1,690,062
 1,425  Federal Home Loan Mortgage Corp. Gold 30 Year Pools................  7.000   05/01/24 to 07/01/24     1,439,015
   402  Federal Home Loan Mortgage Corp. Gold 30 Year Pools................  7.500         10/01/24             411,961
   407  Federal Home Loan Mortgage Corp. Gold 30 Year Pools................  8.000   09/01/24 to 10/01/24       420,814
 1,733  Federal National Mortgage Association 15 Year Dwarf Pools..........  6.500   06/01/09 to 04/01/11     1,741,226
 1,805  Federal National Mortgage Association 15 Year Dwarf Pools..........  7.000   07/01/10 to 12/01/11     1,834,416
   961  Federal National Mortgage Association Pools........................  6.500   03/01/26 to 05/01/26       949,046
 1,612  Federal National Mortgage Association Pools........................  7.000   12/01/23 to 06/01/24     1,625,830
 1,450  Federal National Mortgage Association Pools........................  7.500   05/01/24 to 10/01/24     1,484,315
   622  Federal National Mortgage Association Pools........................  8.000   06/01/24 to 10/01/24       644,442
 1,618  Federal National Mortgage Association Pools........................  9.000         02/01/17           1,745,755
   876  Federal National Mortgage Association Pools........................ 11.000         11/01/20             970,122
 2,899  Government National Mortgage Association Pools.....................  7.000   04/15/23 to 10/15/24     2,922,883
 1,859  Government National Mortgage Association Pools.....................  7.500   04/15/22 to 06/15/24     1,904,081
 2,493  Government National Mortgage Association Pools.....................  8.000   05/15/17 to 11/15/24     2,586,045
 2,249  Government National Mortgage Association Pools.....................  8.500   03/15/17 to 07/15/17     2,403,957
   855  Government National Mortgage Association Pools.....................  9.500   06/15/09 to 10/15/09       923,342
   108  Government National Mortgage Association Pools..................... 11.000   09/15/10 to 08/15/20       120,066
                                                                                                             ----------
        TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS................................................... 27,884,638
                                                                                                             ----------

        UNITED STATES TREASURY OBLIGATIONS 44.3%
1,000   United States Treasury Bonds (a)...................................  6.000         02/15/26             999,060
1,500   United States Treasury Notes.......................................  5.000         02/15/99           1,488,990
5,000   United States Treasury Notes.......................................  5.250         01/31/01           4,936,700
6,500   United States Treasury Notes (a)...................................  5.625         02/15/06           6,427,915
3,000   United States Treasury Notes (a)...................................  5.875         02/15/04           3,025,320
6,000   United States Treasury Notes (a)...................................  7.500         05/15/02           6,404,040
                                                                                                             ----------
        TOTAL UNITED STATES TREASURY OBLIGATIONS............................................................ 23,282,025
                                                                                                             ----------

                             B-101             See Notes to Financial Statements

GOVERNMENT PORTFOLIO                        PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

====================================================================================================================
Par
Amount
(000)   Description                                                          Coupon        Maturity     Market Value
====================================================================================================================
        FORWARD PURCHASE COMMITMENT 3.7%
$2,000  Federal National Mortgage Association 30 Year, January Forward       6.500%           TBA        $ 1,975,000
                                                                                                         -----------
TOTAL LONG-TERM INVESTMENTS 101.1%
   (Cost $51,722,491)................................................................................     53,141,663

REPURCHASE AGREEMENT 1.4%
   DLJ ($715,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $715,258)
   (Cost $715,000)...................................................................................        715,000
                                                                                                         -----------
TOTAL INVESTMENTS 102.5%
   (Cost $52,437,491)................................................................................     53,856,663
LIABILITIES IN EXCESS OF OTHER ASSETS (2.5%).........................................................     (1,298,324)
                                                                                                         -----------
NET ASSETS 100.0%....................................................................................    $52,558,339
                                                                                                         ===========


(a) Assets segregated as collateral for open forward and open futures transactions.

TBA- To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                               B-102           See Notes to Financial Statements

GOVERNMENT PORTFOLIO                        STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
===============================================================================

ASSETS:
Total Investments (Cost $52,437,491)............................................................    $ 53,856,663
Cash............................................................................................           3,667
Receivables:
     Interest...................................................................................         625,264
     Portfolio Shares Sold......................................................................          90,685
     Variation Margin on Futures................................................................          41,468
Other...........................................................................................          46,402
                                                                                                    ------------
     Total Assets...............................................................................      54,664,149
                                                                                                    ------------
LIABILITIES:
Payables:
     Investments Purchased......................................................................       1,954,375
     Investment Advisory Fee....................................................................          16,572
     Distributor and Affiliates.................................................................           3,650
     Portfolio Shares Repurchased...............................................................             181
Forward Commitments.............................................................................           7,815
Trustees' Deferred Compensation and Retirement Plans............................................          97,081
Accrued Expenses................................................................................          26,136
                                                                                                    ------------
     Total Liabilities..........................................................................       2,105,810
                                                                                                    ------------
NET ASSETS......................................................................................    $ 52,558,339
                                                                                                    ============
NET ASSETS CONSIST OF:
Capital.........................................................................................    $ 61,104,562
Net Unrealized Appreciation.....................................................................       1,515,218
Accumulated Undistributed Net Investment Income.................................................         105,149
Accumulated Net Realized Loss...................................................................     (10,166,590)
                                                                                                    ------------
NET ASSETS......................................................................................    $ 52,558,339
                                                                                                    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
     (Based on net assets of $52,558,339 and 5,892,077 shares of beneficial interest
     issued and outstanding)....................................................................           $8.92
                                                                                                    ============

                               B-103           See Notes to Financial Statements

GOVERNMENT PORTFOLIO                                     STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997
================================================================================

INVESTMENT INCOME:
Interest....................................................................   $3,804,789
                                                                               ----------
EXPENSES:
Investment Advisory Fee.....................................................      267,568
Audit.......................................................................       22,414
Custody.....................................................................       19,427
Shareholder Reports.........................................................       18,385
Trustees' Fees and Expenses.................................................       13,525
Legal.......................................................................        6,050
Other.......................................................................       46,497
                                                                               ----------
     Total Expenses.........................................................      393,866
     Less Fees Waived.......................................................       72,820
                                                                               ----------
     Net Expenses...........................................................      321,046
                                                                               ----------
NET INVESTMENT INCOME.......................................................   $3,483,743
                                                                               ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
     Investments............................................................   $  152,940
     Futures................................................................       81,948
     Forward Commitments....................................................       22,462
                                                                               ----------
Net Realized Gain...........................................................      257,350
                                                                               ----------
Unrealized Appreciation/Depreciation:
     Beginning of the Period................................................      446,722
                                                                               ----------
     End of the Period:
     Investments............................................................    1,419,172
     Futures................................................................      103,861
     Forward Commitments....................................................       (7,815)
                                                                               ----------
                                                                                1,515,218
                                                                               ----------
Net Unrealized Appreciation During the Period...............................    1,068,496
                                                                               ==========
NET REALIZED AND UNREALIZED GAIN............................................   $1,325,846
                                                                               ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................................   $4,809,589
                                                                               ==========

                            B-104              See Notes to Financial Statements

GOVERNMENT PORTFOLIO                          STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended December 31, 1997 and 1996

=============================================================================================================

                                                                              Year Ended           Year Ended
                                                                       December 31, 1997    December 31, 1996
-------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................................        $  3,483,743         $  3,982,843
Net Realized Gain/Loss..............................................             257,350             (893,970)
Net Unrealized Appreciation/Depreciation During the Period..........           1,068,496           (1,950,846)
                                                                            ------------         ------------
Change in Net Assets from Operations................................           4,809,589            1,138,027
                                                                            ------------         ------------
Distributions from Net Investment Income............................          (3,344,474)          (3,998,258)
Distributions in Excess of Net Investment Income....................                 -0-              (25,823)
                                                                            ------------         ------------
Distributions from and in Excess of Net Investment Income...........          (3,344,474)          (4,024,081)
                                                                            ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.................           1,465,115           (2,886,054)
                                                                            ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................................           2,642,182            1,607,635
Net Asset Value of Shares Issued Through Dividend Reinvestment......           3,344,475            4,024,080
Cost of Shares Repurchased..........................................         (12,147,815)         (12,510,487)
                                                                            ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..................          (6,161,158)          (6,878,772)
                                                                            ------------         ------------
TOTAL DECREASE IN NET ASSETS........................................          (4,696,043)          (9,764,826)
NET ASSETS:
Beginning of the Period.............................................          57,254,382           67,019,208
                                                                            ------------         ------------
End of the Period (Including accumulated undistributed net
 investment income of $105,149 and $(11,355), respectively).........        $ 52,558,339         $ 57,254,382
                                                                            ============         ============

                                   B-105       See Notes to Financial Statements

GOVERNMENT PORTFOLIO                                        FINANCIAL HIGHLIGHTS

    The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

===============================================================================================================
                                                                                 Year Ended December 31,
                                                                     ------------------------------------------
                                                                       1997     1996     1995     1994     1993
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......................      $8.666   $ 9.06   $ 8.28   $ 9.26   $ 9.13
                                                                     ------   ------   ------   ------   ------
     Net Investment Income.....................................        .566     .569      .60      .56      .57
     Net Realized and Unrealized Gain/Loss.....................        .231    (.388)     .78    (.985)    .135
                                                                     ------   ------   ------   ------   ------
Total from Investment Operations...............................        .797     .181     1.38    (.425)    .705
Less Distributions from and in Excess of Net
     Investment Income.........................................        .543     .575      .60     .555     .575
                                                                     ------   ------   ------   ------   ------
Net Asset Value, End of the Period.............................      $8.920   $8.666   $ 9.06   $ 8.28   $ 9.26
                                                                     ======   ======   ======   ======   ======
Total Return*..................................................        9.61%    2.12%   17.17%   (4.63%)   7.86%
Net Assets at End of the Period (In millions)..................      $ 52.6   $ 57.3   $ 67.0   $ 65.5    $80.6
Ratio of Expenses to Average Net Assets*.......................         .60%     .60%     .60%     .60%     .60%
Ratio of Net Investment Income to Average Net Assets*..........        6.51%    6.56%    6.89%    6.71%    6.45%
Portfolio Turnover.............................................         119%     143%     164%     192%      91%

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets........................         .74%     .80%     .72%     .70%     .70%
Ratio of Net Investment Income to Average Net Assets...........        6.37%    6.36%    6.77%    6.61%    6.35%

                                    B-106      See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                             PORTFOLIO OF INVESTMENTS

                               December 31, 1997

=========================================================================================
Description                                                          Shares  Market Value
-----------------------------------------------------------------------------------------
COMMON STOCK  93.7%
CONSUMER DISTRIBUTION 2.5%
Federated Department Stores, Inc. (a)...........................      2,480   $   106,795
Gap, Inc........................................................      2,490        88,239
Gymboree Corp. (a)..............................................      3,400        93,075
                                                                               ----------
                                                                                  288,109
                                                                               ----------
CONSUMER DURABLES 0.7%
Black & Decker Corp.............................................      2,130        83,203
                                                                               ----------
CONSUMER NON-DURABLES 7.9%
Adidas - ADR (Germany)..........................................        900        58,050
Avon Products, Inc..............................................        150         9,206
Benckiser NV, Class B (a).......................................      1,370        56,341
Colgate - Palmolive Co..........................................      1,900       139,650
Nabisco Holdings Corp., Class A.................................      3,150       152,578
Philip Morris Cos., Inc.........................................      6,340       287,281
Ralston Purina Group............................................      1,480       137,548
Tommy Hilfiger Corp. (a)........................................      2,420        85,003
                                                                               ----------
                                                                                  925,657
                                                                               ----------
CONSUMER SERVICES 4.2%
Bell & Howell Co. (a)...........................................      1,240        29,993
Cognizant Corp..................................................      3,390       151,067
H & R Block, Inc................................................      3,260       146,089
Lone Star Steakhouse & Saloon (a)...............................      2,250        39,375
Readers Digest Association, Inc., Class A.......................      1,490        35,201
Walt Disney Co..................................................        950        94,109
                                                                               ----------
                                                                                  495,834
                                                                               ----------
ENERGY 9.3%
Coastal Corp....................................................      2,720       168,470
El Paso Natural Gas Co..........................................      1,870       124,355
Exxon Corp......................................................        950        58,128
McDermott International, Inc....................................      1,670        61,164
Royal Dutch Petroleum Co. - ADR (Netherlands)...................      2,330       126,257
Texaco, Inc.....................................................      3,820       207,712
USX - Marathon Group............................................      4,640       156,600
Valero Energy Corp..............................................        360        11,318
YPF Sociedad Anonima, Class D - ADR (Argentina).................      5,250       179,484
                                                                               ----------
                                                                                1,093,488
                                                                               ----------

                                    B-107      See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

================================================================================================
Description                                                              Shares     Market Value
------------------------------------------------------------------------------------------------
FINANCE 16.2%
Aetna, Inc...........................................................      245      $     17,288
Allstate Corp........................................................    2,200           199,925
American General Corp................................................    2,120           114,612
BankAmerica Corp.....................................................    3,760           274,480
BankBoston Corp......................................................    1,730           162,512
Bankers Trust New York Corp..........................................      180            20,239
Chase Manhattan Corp.................................................    2,450           268,275
Conseco, Inc.........................................................    2,180            99,054
Equitable Cos., Inc..................................................    1,990            99,002
Everest Reinsurance Holdings, Inc....................................    1,190            49,088
First Union Corp.....................................................    2,010           103,012
Golden West Financial Corp...........................................      940            91,944
NationsBank Corp.....................................................      860            52,299
Provident Cos., Inc..................................................    2,450            94,631
Travelers Group, Inc.................................................    2,270           122,296
Washington Mutual, Inc...............................................    1,371            87,487
Wells Fargo & Co.....................................................      130            44,127
                                                                                    ------------
                                                                                       1,900,271
                                                                                    ------------
HEALTHCARE 11.9%
Alza Corp. (a).......................................................    3,410           108,481
American Home Products Corp..........................................    2,320           177,480
Beckman Instruments, Inc.............................................    1,200            48,000
Merck & Co., Inc.....................................................    1,190           126,437
Mylan Labs., Inc.....................................................    3,840            80,400
PacifiCare Health Systems, Inc., Class B (a).........................    3,150           164,981
Pfizer, Inc..........................................................      540            40,264
Pharmacia & Upjohn, Inc..............................................    4,930           180,561
Rhne-Poulenc, SA - ADR (France), Class A.............................    2,639           117,106
Rhne-Poulenc, SA - ADR (France) Warrants (expiring 11/05/01).........    2,079             6,757
SmithKline Beecham PLC - ADR (United Kingdom)........................    4,960           255,130
Watson Pharmaceuticals, Inc. (a).....................................    2,800            90,825
                                                                                    ------------
                                                                                       1,396,422
                                                                                    ------------
PRODUCER MANUFACTURING 9.8%
AGCO Corp............................................................    3,550           103,837
AlliedSignal, Inc....................................................    2,800           109,025
Canadian Pacific, Ltd................................................    6,680           182,030
Flowserve Corp.......................................................    2,660            74,314
Fluor Corp...........................................................      750            28,031
Ingersoll-Rand Co....................................................    4,240           171,720

                                   B-108       See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

----------------------------------------------------------------------------------
Description                                                Shares     Market Value
----------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)
ITT Corp. (a)............................................     820     $     67,957
Johnson Controls, Inc....................................   3,020          144,205
Philips Electronics  N.V. - ADR (Netherlands)............   2,100          127,050
Rockwell International Corp..............................   1,250           65,313
Waste Management, Inc....................................   2,660           73,150
                                                                      ------------
                                                                         1,146,632
                                                                      ------------
RAW MATERIALS/PROCESSING INDUSTRIES 4.8%
BetzDearborn, Inc........................................   1,700          103,806
Boise Cascade Corp.......................................   2,820           85,305
Crown Cork & Seal Co., Inc...............................   2,640          132,330
Fort James Corp..........................................   1,800           68,850
Reynolds Metals Co.......................................     480           28,800
Union Camp Corp..........................................   1,300           69,794
W.R. Grace & Co..........................................     850           68,372
                                                                      ------------
                                                                           557,257
                                                                      ------------
TECHNOLOGY 12.0%
3Com Corp. (a)...........................................   2,010           70,224
Alcatel Alsthom CGE - ADR (France).......................   5,550          140,485
BMC Software, Inc. (a)...................................   1,810          118,781
Cabletron System, Inc. (a)...............................   4,640           69,600
Computer Associates International, Inc...................   1,065           56,312
Creative Technology Ltd. (a).............................   3,380           74,360
Ericsson (L M) Telephone Co., Class B - ADR (Sweden).....   2,260           84,326
International Business Machines Corp.....................   3,500          365,969
Motorola, Inc............................................   1,830          104,424
Newbridge Networks Corp. (a).............................   1,860           64,868
Nokia Corp - ADR (Finland)...............................   1,760          123,200
VLSI Technology, Inc. (a)................................   2,670           63,079
Xerox Corp...............................................     990           73,074
                                                                      ------------
                                                                         1,408,702
                                                                      ------------
TRANSPORTATION 1.2%
Canadian National Railway Co.............................   3,020          142,695
                                                                      ------------
UTILITIES 13.2%
AirTouch Communications, Inc. (a)........................   1,480           61,513
AT&T Corp................................................   1,320           80,850
BellSouth Corp...........................................   2,990          168,374
Boston Edison Co.........................................   2,660          100,748
Cincinnati Bell, Inc.....................................   4,170          129,270

                                    B-109      See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

----------------------------------------------------------------------------------------------------------
Description                                                                      Shares       Market Value
----------------------------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
Consolidated Edison Co.......................................................     2,770       $    113,570
Edison International.........................................................     3,280             89,175
FPL Group, Inc...............................................................     1,310             77,536
GPU, Inc.....................................................................     3,060            128,902
GTE Corp.....................................................................     2,560            133,760
Houston Industries, Inc......................................................       300              8,006
Northeast Utilities..........................................................     9,690            114,463
PG&E Corp....................................................................     3,740            113,836
SBC Communications, Inc......................................................     1,550            113,538
U.S. West Communications Group...............................................     2,450            110,556
                                                                                              ------------
                                                                                                 1,544,097
                                                                                              ------------
TOTAL COMMON STOCKS 93.7%...................................................................    10,982,367

CORPORATE DEBT  0.6%
 Hewlett Packard Co., LYON, 144A - Private Placement ($125,000 par, yielding 3.125%,
 10/14/17 maturity) (b).....................................................................        65,313
                                                                                              ------------
TOTAL LONG-TERM INVESTMENTS 94.3%
     (Cost $10,508,144).....................................................................    11,047,680

REPURCHASE AGREEMENT  7.5%
 SBC Warburg ($880,000 par, collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $880,298)
 (Cost $880,000)............................................................................       880,000
                                                                                              ------------
TOTAL INVESTMENTS 101.8%
(Cost $11,388,144)..........................................................................    11,927,680
LIABILITIES IN EXCESS OF OTHER ASSETS (1.8%)................................................      (214,090)
                                                                                              ------------
NET ASSETS 100.0%...........................................................................   $11,713,590
                                                                                              ------------

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                    B-110      See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                  STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $11,388,144)...................................................  $11,927,680
Cash...................................................................................        3,507
Receivables:
  Investments Sold.....................................................................       23,454
  Dividends............................................................................       13,206
                                                                                         -----------
  Total Assets.........................................................................   11,967,847
                                                                                         -----------
LIABILITIES:
Payables:
  Investments Purchased................................................................      225,821
  Distributor and Affiliates...........................................................        3,419
  Porfolio Shares Repurchased..........................................................        1,268
  Investment Advisory Fee..............................................................          938
Accrued Expenses.......................................................................       18,886
Trustees' Deferred Compensation and Retirement Plans..................................         3,925
                                                                                         -----------
     Total Liabilities.................................................................      254,257
                                                                                         -----------
NET ASSETS.............................................................................  $11,713,590
                                                                                         -----------
NET ASSETS CONSIST OF:
Capital................................................................................  $11,202,241
Net Unrealized Appreciation............................................................      539,536
Accumulated Undistributed Net Investment Income........................................       14,691
Accumulated Distributions in Excess of Net Realized Gain...............................      (42,878)
                                                                                         -----------
NET ASSETS.............................................................................  $11,713,590
                                                                                         -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $11,713,590 and 966,202 shares of beneficial interest
 issued and outstanding)...............................................................  $     12.12
                                                                                         -----------

                                    B-111      See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                              STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends..........................................................................  $ 76,803
Interest...........................................................................    23,134
                                                                                     --------
  Total Income.....................................................................    99,937
                                                                                     --------
EXPENSES:
Investment Advisory Fee............................................................    30,777
Audit..............................................................................    19,513
Shareholder Reports................................................................    10,114
Shareholder Services...............................................................     6,867
Trustees' Fees and Expenses........................................................     4,843
Accounting.........................................................................     4,410
Legal..............................................................................     3,269
Custody............................................................................        87
Other..............................................................................     4,079
                                                                                     --------
    Total Expenses.................................................................    83,959
    Less Fees Waived and Expenses Reimbursed ($30,777 and $14,592, respectively)...    45,369
                                                                                     --------
    Net Expenses...................................................................    38,590
                                                                                     --------
NET INVESTMENT INCOME..............................................................  $ 61,347
                                                                                     --------
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain..................................................................  $105,366
                                                                                     --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..........................................................    (1,970)
  End of the Period:
    Investments....................................................................   539,536
                                                                                     --------
Net Unrealized Appreciation During the Period......................................   541,506
                                                                                     --------
NET REALIZED AND UNREALIZED GAIN...................................................  $646,872
                                                                                     --------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................................  $708,219
                                                                                     --------

                                    B-112      See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                   STATEMENT OF CHANGES IN NET ASSETS

     For the Year Ended December 31, 1997 and the Period December 23, 1996
         (Commencement of Investment Operations) to December 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended         Period Ended
                                                                          December 31, 1997    December 31, 1996
----------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................................      $    61,347             $    553
Net Realized Gain/Loss....................................................          105,366                  (81)
Net Unrealized Appreciation/Depreciation During the Period................          541,506               (1,970)
                                                                                -----------             --------
Change in Net Assets from Operations......................................          708,219               (1,498)
                                                                                -----------             --------
Distributions from Net Investment Income..................................          (44,226)                  -0-
                                                                                -----------             --------
Distrbutions from Net Realized Gain.......................................         (105,285)                  -0-
Distrbutions in Excess of Net Realized Gain...............................          (45,861)                  -0-
                                                                                -----------             --------
Distributions from and in Excess of Net Realized Gain.....................         (151,146)                  -0-
                                                                                -----------             --------
Total Distributions.......................................................         (195,372)                  -0-
                                                                                -----------             --------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......................          512,847               (1,498)
                                                                                -----------             --------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................................       10,524,876                   -0-
Net Asset Value of Shares Issued Through Dividend Reinvestment............          195,372                   -0-
Cost of Shares Repurchased................................................          (18,007)                  -0-
                                                                                -----------             --------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........................       10,702,241                   -0-
                                                                                -----------             --------
TOTAL INCREASE/DECREASE IN NET ASSETS.....................................       11,215,088               (1,498)
NET ASSETS:
Beginning of the Period...................................................          498,502              500,000
                                                                                -----------             --------
End of the Period (including accumulated undistributed net
  investment income of $14,691 and $553, respectively)....................      $11,713,590             $498,502
                                                                                -----------             --------

                                    B-113      See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                                 FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              December 23, 1996
                                                                                                                  (Commencement
                                                                                                                  Of Investment
                                                                                         Year Ended              Operations) To
                                                                                  December 31, 1997           December 31, 1996
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........................................      $      9.970                $    10.000
                                                                                       ------------                -----------
     Net Investment Income.......................................................              .072                       .011
     Net Realized and Unrealized Gain/Loss.......................................             2.309                      (.041)
                                                                                       ------------                -----------
Total from Investment Operations.................................................             2.381                      (.030)
                                                                                       ------------                -----------
Less:
Distributions from Net Investment Income.........................................              .065                         -0-
Distributions from and in Excess of Net Realized Gain............................              .163                         -0-
                                                                                       ------------                -----------
Total Distributions..............................................................              .228                         -0-
                                                                                       ------------                -----------
Net Asset Value, End of the Period...............................................           $12.123                  $   9.970
                                                                                       ------------                -----------
Total Return*....................................................................             23.90%                      (.30%)**
Net Assets at End of the Period (In millions)....................................           $  11.7                  $     0.5
Ratio of Expenses to Average Net Assets*.........................................               .75%                       .75%
Ratio of Net Investment Income to Average Net Assets*............................              1.19%                      4.47%
Portfolio Turnover...............................................................                96%                         0%**
Average Commission Paid Per Equity Share Traded (a)..............................           $ .0398                  $   .0203

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets..........................................              1.63%                     45.97%
Ratio of Net Investment Income/Loss to Average Net Assets........................               .31%                    (40.74%)

**Non-Annualized
(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

                                    B-114      See Notes to Financial Statements

MONEY MARKET PORTFOLIO                                  PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1997

--------------------------------------------------------------------------------------------------
                                                                             Discount
Par                                                                          Yield on
Amount                                                          Maturity      Date of    Amortized
(000)   Description                                                 Date     Purchase         Cost
--------------------------------------------------------------------------------------------------
        U.S. GOVERNMENT AND AGENCY OBLIGATIONS 33.1%
$  750  Federal Farm Credit Bank Discount Note................. 05/08/98        5.527% $   735,547
 1,000  Federal Home Loan Bank Discount Note................... 01/09/98        5.525      998,655
 1,830  Federal Home Loan Bank Discount Note................... 01/15/98        5.482    1,825,928
 1,000  Federal Home Loan Mortgage Corp. Discount Note......... 02/13/98        5.712      993,082
 1,000  Federal National Mortgage Association Discount Note.... 03/03/98        5.550      990,683
 1,000  Federal National Mortgage Association Discount Note.... 03/20/98        5.578      987,997
                                                                                       -----------
        TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.................................    6,531,892
                                                                                       -----------

        COMMERCIAL PAPER 65.9%
 1,000  American Express Credit Corp........................... 02/09/98        5.620      993,867
 1,000  Associates Corp. of North America...................... 03/19/98        5.793      987,628
   995  Chevron Oil Finance Corp............................... 01/02/98        6.602      994,635
 1,000  Commercial Credit Corp................................. 01/16/98        5.596      997,556
 1,100  Ford Motor Credit Co................................... 01/13/98        5.707    1,097,799
 1,000  General Electric Capital Corp.......................... 01/05/98        5.622      999,226
 1,000  General Electric Corp.................................. 03/18/98        5.768      987,894
 1,000  John Deere Capital Corp................................ 02/09/98        5.605      993,889
 1,000  IBM Credit Corp........................................ 02/09/98        5.776      993,644
 1,000  Merrill Lynch & Co., Inc............................... 01/26/98        5.648      995,999
 1,000  Metlife Funding, Inc................................... 02/03/98        5.794      994,569
 1,000  Prudential Funding Corp................................ 01/13/98        5.628      997,996
 1,000  Toronto Dominion Holdings.............................. 06/01/98        5.753      976,398
                                                                                       -----------
        TOTAL COMMERCIAL PAPER........................................................  13,011,100

        REPURCHASE AGREEMENT 1.3%
        DLJ ($265,000 par collateralized by U.S. Government obligations in a
        pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $265,096)           265,000
                                                                                       -----------
TOTAL INVESTMENTS 100.3%..............................................................  19,807,992
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)..........................................     (67,220)
                                                                                       -----------
NET ASSETS 100.0%..................................................................... $19,740,772
                                                                                       -----------

                                    B-115     See Notes to Financial Statements

MONEY MARKET PORTFOLIO                       STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

------------------------------------------------------------------------------------------
ASSETS:
Investments, at Amortized Cost which Approximates Market...................... $19,807,992
Cash..........................................................................       5,764
Other.........................................................................      46,039
                                                                               -----------
     Total Assets.............................................................  19,859,795
                                                                               -----------

LIABILITIES:
Payables:
   Distributor and Affiliates.................................................       2,550
   Investment Advisory Fee....................................................       2,500
   Portfolio Shares Repurchased...............................................         362
Trustees' Deferred Compensation and Retirement Plans..........................      95,154
Accrued Expenses..............................................................      18,457
                                                                               -----------
     Total Liabilities........................................................     119,023
                                                                               -----------
NET ASSETS.................................................................... $19,740,772
                                                                               -----------
NET ASSETS CONSIST OF:
Capital....................................................................... $19,740,568
Accumulated Undistributed Net Investment Income...............................         204
                                                                               -----------
NET ASSETS (Equivalent to $1.00 per share for 19,740,568 shares outstanding).. $19,740,772
                                                                               -----------

                                    B-116      See Notes to Financial Statements

MONEY MARKET PROTFOLIO                                   STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.......................................................  $   1,185,800
                                                                 -------------
EXPENSES:
Investment Advisory Fee........................................        106,891
Trustees' Fees and Expenses....................................         17,090
Audit..........................................................         16,475
Shareholder Services...........................................         16,133
Shareholder Reports............................................         14,946
Custody........................................................         13,396
Accounting.....................................................         10,155
Legal..........................................................          6,140
Other..........................................................          7,927
                                                                 -------------
   Total Expenses..............................................        209,153
   Less Fees Waived............................................         80,938
                                                                 -------------
   Net Expenses................................................        128,215
                                                                 -------------
NET INVESTMENT INCOME..........................................  $   1,057,585
                                                                 -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................  $   1,057,585
                                                                 -------------

                                    B-117      See Notes to Financial Statements

MONEY MARKET PORTFOLIO                        STATEMENT OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

===================================================================================================================
                                                                                  Year Ended             Year Ended
                                                                           December 31, 1997      December 31, 1996
-------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................................        $  1,057,585           $  1,002,363
Net Realized Gain.......................................................                   0                    415
                                                                                ------------           ------------
Change in Net Assets from Operations....................................           1,057,585              1,002,778
                                                                                ------------           ------------
Distributions from Net Investment Income................................          (1,057,591)            (1,001,453)
Distributions in Excess of Net Investment Income........................                   0                   (415)
                                                                                ------------           ------------
Total Distributions.....................................................          (1,057,591)            (1,001,868)
                                                                                ------------           ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....................                  (6)                   910
                                                                                ------------           ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................................          22,688,459             15,915,843
Net Asset Value of Shares Issued Through Dividend Reinvestment..........           1,057,591              1,001,868
Cost of Shares Repurchased..............................................         (23,571,207)           (18,927,603)
                                                                                ------------           ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......................             174,843             (2,009,892)
                                                                                ------------           ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...................................             174,837             (2,008,982)
NET ASSETS:
Beginning of the Period.................................................          19,565,935             21,574,917
                                                                                ------------           ------------
End of the Period (Including accumulated undistributed net
 investment income of $204 and $210, respectively)......................        $ 19,740,772           $ 19,565,935
                                                                                ============           ============

                                     B-118     See Notes to Financial Statements

MONEY MARKET PORTFOLIO                                      FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

=========================================================================================================================
                                                                                      Year Ended December 31,
                                                                           ----------------------------------------------
                                                                             1997      1996      1995      1994      1993
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............................    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                                           ------    ------    ------    ------    ------
Net Investment Income..................................................      .049      .048     .0533     .0365     .0262
Less Distributions from Net Investment Income..........................      .049      .048     .0533     .0365     .0262
                                                                           ------    ------    ------    ------    ------
Net Asset Value, End of the Period.....................................    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                                           ======    ======    ======    ======    ======
Total Return*..........................................................     5.06%     4.89%     5.46%     3.71%     2.66%
Net Assets at End of the Period (In millions)..........................    $ 19.7    $ 19.6    $ 21.6    $ 28.5    $ 30.0
Ratio of Expenses to Average Net Assets*...............................      .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net Assets*..................     4.95%     4.78%     5.33%     3.63%     2.63%

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets................................      .98%     1.29%      .93%      .87%      .95%
Ratio of Net Investment Income to Average Net Assets...................     4.57%     4.10%     5.00%     3.37%     2.28%

                                    B-119      See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO         PORTFOLIO OF INVESTMENTS

                               December 31, 1997

=================================================================================================================================
Description                                                                                           Shares         Market Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK 92.7%
APARTMENTS 18.4%
AMLI Residential Properties Trust................................................................     26,400         $    587,400
Avalon Properties, Inc...........................................................................    243,400            7,530,187
Bay Apartment Communities, Inc...................................................................    315,800           12,316,200
Essex Property Trust, Inc........................................................................    320,100           11,203,500
Irvine Apartment Communities, Inc................................................................     46,400            1,476,100
Oasis Residential, Inc...........................................................................    269,300            6,008,756
Pennsylvania Real Estate Investment..............................................................     85,400            2,097,638
Security Capital Atlantic, Inc...................................................................    402,546            8,503,784
Walden Residential Properties, Inc...............................................................    208,500            5,316,750
                                                                                                                     ------------
                                                                                                                       55,040,315
                                                                                                                     ------------
DEVELOPMENT 4.4%
Atlantic Gulf Communities Corp. (a)..............................................................    433,224            1,949,508
Atlantic Gulf Communities Corp. - Preferred Ser B
(Convertible into 96,770 common shares) (a)......................................................     55,647              556,464
Atlantic Gulf Communities Corp. - Preferred Shares, 144A - Private Placement (a) (b).............     79,420              794,200
Atlantic Gulf Communities Corp. Warrants, 37,098 shares
Class A, B and C, expiring 06/23/04 (a)..........................................................    111,294              163,626
Atlantic Gulf Communities Corp. Warrants, 74,352 shares Class A, B and C,
expiring 06/24/01, 144A - Private Placement (a) (b)..............................................    223,056                    0
Brookfield Properties Corp.......................................................................    370,600            6,177,902
Brookfield Properties Corp. - Common Share Installment Receipts (a)..............................    195,400            2,321,352
Catellus Development Corp. (a)...................................................................     56,300            1,126,000
                                                                                                                     ------------
                                                                                                                       13,089,052
                                                                                                                     ------------
HEALTHCARE FACILITIES 6.2%
Nationwide Health Properties, Inc................................................................    530,900           13,537,950
Omega Healthcare Investors, Inc..................................................................    127,000            4,905,375
                                                                                                                     ------------
                                                                                                                       18,443,325
                                                                                                                     ------------
HOTEL & LODGING 10.3%
American General Hospitality Corp................................................................    134,800            3,605,900
Capstar Hotel Co. (a)............................................................................    278,300            9,549,169
Extended Stay America, Inc. (a)..................................................................    264,000            3,283,500
Host Marriott Corp. (a)..........................................................................    612,100           12,012,462
Suburban Lodges America, Inc. (a)................................................................     70,300              935,869
Vail Resorts, Inc. (a)...........................................................................     53,200            1,379,875
                                                                                                                     ------------
                                                                                                                       30,766,775
                                                                                                                     ------------
MANUFACTURED HOME COMMUNITIES 6.5%
Chateau Properties, Inc..........................................................................    425,417           13,400,636
Manufactured Home Communities, Inc...............................................................    223,700            6,039,900
                                                                                                                     ------------
                                                                                                                       19,440,536
                                                                                                                     ------------

                                     B-120     See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES       PORTFOLIO OF INVESTMENTS (CONTINUED)
PORTFOLIO

                               December 31, 1997

=================================================================================================================================
Description                                                                                           Shares         Market Value
---------------------------------------------------------------------------------------------------------------------------------
OFFICE/INDUSTRIAL 26.4%
Arden Realty Group, Inc.........................................................................     448,000         $ 13,776,000
Bedford Property Investors, Inc.................................................................     323,600            7,078,750
Brandywine Realty Trust.........................................................................     409,900           10,298,737
CarrAmerica Realty Corp.........................................................................     300,900            9,534,769
Equity Office Properties Trust (a)..............................................................     136,411            4,305,472
Great Lakes REIT, Inc...........................................................................     268,000            5,209,250
Pacific Gulf Properties, Inc....................................................................     463,600           11,010,500
Prime Group Realty Trust........................................................................     283,500            5,740,875
Reckson Associates Realty Corp..................................................................      61,400            1,558,025
Trizec Hahn Corp................................................................................     158,900            3,684,494
Wellsford Real Properties, Inc., 144A - Private Placement (a) (b)...............................     447,242            6,988,156
                                                                                                                     ------------
                                                                                                                       79,185,028
                                                                                                                     ------------
PRODUCER MANUFACTURING 0.0%
ITT Corp. (a)...................................................................................       1,400              116,025
                                                                                                                     ------------
SELF-STORAGE 3.2%
Public Storage, Inc.............................................................................      69,800            2,050,375
Shurgard Storage Centers, Inc., Class A.........................................................     255,800            7,418,200
                                                                                                                     ------------
                                                                                                                        9,468,575
                                                                                                                     ------------
SHOPPING CENTERS 7.4%
Burnham Pacific Properties, Inc.................................................................     336,800            5,157,250
Federal Realty Investment Trust.................................................................     379,000            9,759,250
First Washington Realty Trust, Inc. - Preferred Ser A
(Convertible into 74,484 common shares).........................................................      58,100            1,946,350
Pan Pacific Retail Properties, Inc..............................................................     145,300            3,105,788
Ramco-Gershenson Properties Trust...............................................................       1,900               37,406
Western Investment Real Estate Trust............................................................     147,600            2,029,500
                                                                                                                     ------------
                                                                                                                       22,035,544
                                                                                                                     ------------
SHOPPING MALLS 9.9%
CBL & Associates Properties, Inc................................................................     271,600            6,705,125
First Union Real Estate Investments.............................................................     142,400            2,314,000
Taubman Centers, Inc............................................................................   1,227,200           15,953,600
Urban Shopping Centers, Inc.....................................................................     138,400            4,826,700
                                                                                                                     ------------
                                                                                                                       29,799,425
                                                                                                                     ------------

TOTAL COMMON AND PREFERRED STOCK 92.7%..........................................................                      277,384,600
                                                                                                                     ------------

                                    B-121      See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO         PORTFOLIO OF INVESTMENTS
                                                                     (CONTINUED)

                               December 31, 1997

====================================================================================================================
Description                                                                                             Market Value
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE OBLIGATIONS  0.6%
  Brookfield Properties Corp. - Installment Receipts Representing Subordinated
  Debenture ($2,262,000 par, 6.00% coupon, 02/14/07 maturity).....................................     $   1,818,422
                                                                                                       -------------

TOTAL LONG-TERM INVESTMENTS  93.3%
  (Cost $248,129,758).............................................................................       279,203,022

REPURCHASE AGREEMENT  8.1%
  Swiss Bank Corp. ($24,270,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $24,278,225)
  (Cost $24,270,000)..............................................................................        24,270,000
                                                                                                       -------------

TOTAL INVESTMENTS  101.4%
  (Cost $272,399,758).............................................................................       303,473,022

LIABILITIES IN EXCESS OF OTHER ASSETS (1.4%)......................................................        (4,065,994)
                                                                                                       -------------
NET ASSETS 100.0%.................................................................................     $ 299,407,028
                                                                                                       -------------

(a)  Non-income producing security as this stock does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                    B-122      See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES
PORTFOLIO
                     STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1997

=================================================================================================================
ASSETS:
Total Investments (Cost $272,399,758)...........................................................    $ 303,473,022
Receivables:
  Dividends.....................................................................................        1,861,526
  Investments Sold..............................................................................          886,181
  Interest......................................................................................           45,364
Unamortized Organizational Costs................................................................            3,415
Other...........................................................................................               27
                                                                                                    -------------
    Total Assets................................................................................      306,269,535
                                                                                                    =============

LIABILITIES:
Payables:
  Portfolio Shares Repurchased..................................................................        5,037,170
  Investments Purchased.........................................................................        1,513,577
  Investment Advisory Fee.......................................................................          244,073
  Custodian Bank................................................................................           15,938
  Distributor and Affiliates....................................................................            6,426
Accrued Expenses................................................................................           29,652
Trustees' Deferred Compensation and Retirement Plans............................................           15,671
                                                                                                    -------------
    Total Liabilities...........................................................................        6,862,507
                                                                                                    -------------
NET ASSETS......................................................................................    $ 299,407,028
                                                                                                    =============
NET ASSETS CONSIST OF:
Capital.........................................................................................    $ 263,842,945
Net Unrealized Appreciation.....................................................................       31,073,264
Accumulated Net Realized Gain...................................................................        4,055,438
Accumulated Undistributed Net Investment Income.................................................          435,381
                                                                                                    -------------
NET ASSETS......................................................................................    $ 299,407,028
                                                                                                    =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (Based on net assets of $299,407,028 and 18,894,267 shares of beneficial interest
  issued and outstanding).......................................................................    $       15.85
                                                                                                    =============

                                    B-123      See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO          STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997

================================================================================
INVESTMENT INCOME:
Dividends........................................................   $  9,416,241
Interest.........................................................        789,383
                                                                    ------------
    Total Income.................................................     10,205,624
                                                                    ------------

EXPENSES:
Investment Advisory Fee..........................................      2,269,511
Accounting.......................................................         32,983
Shareholder Services.............................................         16,833
Legal............................................................         12,860
Trustees' Fees and Expenses......................................         10,241
Amortization of Organizational Costs.............................          1,592
Other............................................................         94,656
                                                                    ------------
    Total Expenses...............................................      2,438,676
                                                                    ------------
NET INVESTMENT INCOME............................................   $  7,766,948
                                                                    ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain................................................   $ 28,792,309
                                                                    ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period........................................     22,046,065
  End of the Period:
    Investments..................................................     31,073,264
                                                                    ------------
Net Unrealized Appreciation During the Period....................      9,027,199
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN.................................   $ 37,819,508
                                                                    ============
NET INCREASE IN NET ASSETS FROM OPERATION........................   $ 45,586,456
                                                                    ============

                                    B-124      See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

                      STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended December 31, 1997 and 1996

----------------------------------------------------------------------------------------------------------------
                                                                             Year Ended               Year Ended
                                                                      December 31, 1997        December 31, 1996
----------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................................   $   7,766,948             $  2,164,983
Net Realized Gain......................................................      28,792,309                1,465,073
Net Unrealized Appreciation During the Period..........................       9,027,199               21,713,960
                                                                          -------------             ------------
Change in Net Assets from Operations...................................      45,586,456               25,344,016
                                                                          -------------             ------------
Distributions from Net Investment Income...............................      (7,660,430)              (1,844,832)
Distributions from Net Realized Gain...................................     (25,295,317)                (874,097)
                                                                          -------------             ------------
Total Distributions....................................................     (32,955,747)              (2,718,929)
                                                                          -------------             ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....................      12,630,709               22,625,087
                                                                          -------------             ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................................     275,023,739              178,078,191
Net Asset Value of Shares Issued Through Dividend Reinvestment.........      32,953,898                2,718,725
Cost of Shares Repurchased.............................................    (188,685,072)             (44,523,570)
                                                                          -------------             ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....................     119,292,565              136,273,346
                                                                          -------------             ------------
TOTAL INCREASE IN NET ASSETS...........................................     131,923,274              158,898,433
NET ASSETS:
Beginning of the Period................................................     167,483,754                8,585,321
                                                                          -------------             ------------
End of the Period (Including accumulated undistributed net investment
  income of $435,381 and $328,863, respectively).......................   $ 299,407,028             $167,483,754
                                                                          -------------             ------------

                                    B-125      See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO             FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

================================================================================================================================
                                                                                                                    July 3, 1995
                                                                                                                (Commencement of
                                                                    Year Ended            Year Ended      Investment Operations)
                                                             December 31, 1997     December 31, 1996        to December 31, 1995
================================================================================================================================
Net Asset Value, Beginning of the Period....................         $  14.784              $  10.74                    $  10.00
                                                                     =========              ========                    ========
   Net Investment Income....................................              .464                  .217                         .20
   Net Realized and Unrealized Gain.........................             2.617                 4.117                       .6325
                                                                     ---------              --------                    --------
Total from Investment Operations............................             3.081                 4.334                       .8325
                                                                     =========              ========                    ========
Less:
   Distributions from Net Investment Income.................              .470                  .199                       .0925
   Distributions from Net Realized Gain.....................             1.549                  .091                         -0-
                                                                     ---------              --------                    --------
Total Distributions.........................................             2.019                  .290                       .0925
                                                                     ---------              --------                    --------
Net Asset Value, End of the Period..........................         $  15.846              $ 14.784                    $  10.74
                                                                     =========              ========                    ========
Total Return*...............................................             21.47%                40.53%                       8.35%**
Net Assets at End of the Period (In millions)...............            $299.4              $  167.5                    $    8.6
Ratio of Expenses to Average Net Assets*....................              1.07%                 1.10%                       2.50%
Ratio of Net Investment Income to Average Net Assets*.......              3.42%                 5.06%                       3.75%
Portfolio Turnover..........................................               177%                   84%                         85%**
Average Commission Paid Per Equity Share Traded (a).........         $    .0597             $  .0313                          --

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.....................                N/A                 1.27%                       2.90%
Ratio of Net Investment Income to Average Net Assets........                N/A                 4.89%                       3.36%

**Non-Annualized

(a) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

N/A = Not Applicable

                                    B-126      See Notes to Financial Statements

STRATEGIC STOCK PORTFOLIO                               PORTFOLIO OF INVESTMENTS

                               December 31, 1997
================================================================================
Description                                           Shares   Market Value
================================================================================
COMMON STOCK 92.4%
CONSUMER DURABLES 13.7%
Chrysler Corp........................................  3,320    $  116,823
General Motors Corp..................................  1,860       112,762
Eastman Kodak Co.....................................  1,940       117,976
                                                                ----------
                                                                   347,561
                                                                ----------
CONSUMER NON-DURABLES 14.2%
Anheuser Busch Cos., Inc.............................  2,730       120,120
H.J. Heinz Co........................................  2,290       116,361
Philip Morris Cos., Inc..............................  2,690       121,891
                                                                ----------
                                                                   358,372
                                                                ----------
ENERGY 18.0%
Amoco Corp...........................................  1,320       112,365
Chevron Corp.........................................  1,450       111,650
Exxon Corp...........................................  1,890       115,644
Mobil Corp...........................................  1,600       115,500
                                                                ----------
                                                                   455,159
                                                                ----------
FINANCE 4.5%
J.P. Morgan and Co., Inc.............................  1,000       112,875
                                                                ----------
HEALTH CARE 2.9%
American Home Products Corp..........................    960        73,440
                                                                ----------
PRODUCER MANUFACTURING 6.8%
Caterpillar, Inc.....................................  1,400        67,987
Minnesota Mining & Manufacturing Co..................  1,250       102,578
                                                                ----------
                                                                   170,565
                                                                ----------
RAW MATERIALS/PROCESSING INDUSTRIES 8.0%
E.I. du Pont de Nemours & Co.........................    770        46,248
International Paper Co...............................  2,530       109,106
PPG Industries, Inc..................................    830        47,414
                                                                ----------
                                                                   202,768
                                                                ----------
TECHNOLOGY 0.2%
Raytheon Co., Class A................................    103         5,079
                                                                ----------
TRANSPORTATION 4.5%
Norfolk Southern Corp................................  3,720       114,623
                                                                ----------
UTILITIES 19.6%
AT&T Corp............................................  2,130       130,462
Bell Atlantic Corp...................................  1,330       121,030

                                    B-127      See Notes to Financial Statements

STRATEGIC STOCK PORTFOLIO                   PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

=======================================================================================================
Description                                                                      Shares    Market Value
=======================================================================================================
UTILITIES (CONTINUED)
BellSouth Corp..................................................................  2,160      $  121,635
SBC Communication, Inc..........................................................  1,650         120,863
                                                                                             ----------
                                                                                                493,990
                                                                                             ----------
TOTAL LONG-TERM INVESTMENTS 92.4% (Cost $2,327,597).............................              2,334,432

REPURCHASE AGREEMENT 12.3%
  DLJ ($310,000 par collateralized by U.S. Government obligations in a pooled cash
  account, dated 12/31/97, to be sold on 01/02/98 at $310,112) ( Cost $310,000).                310,000
                                                                                             ----------
TOTAL INVESTMENTS 104.7% (Cost $2,637,597)......................................              2,644,432

LIABILITIES IN EXCESS OF OTHER ASSETS (4.7%)....................................               (118,230)
                                                                                             ----------
Net Assets  100.0%..............................................................             $2,526,202
                                                                                             ==========

                                    B-128      See Notes to Financial Statements

STRATEGIC STOCK PORTFOLIO                    STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

=================================================================================================
ASSETS:
Total Investments, including repurchase agreement of $310,000 (Cost $2,637,597)....... $2,644,432
Cash..................................................................................      2,867
Receivables:
  Portfolio Shares Sold...............................................................     27,739
  Dividends...........................................................................      4,050
  Expense Reimbursement by Adviser....................................................      3,809
                                                                                       ----------
    Total Assets......................................................................  2,682,897
                                                                                       ==========
LIABILITIES:
Payables:
  Investments Purchased...............................................................    151,395
  Distributor and Affiliates..........................................................        300
Accrued Expenses......................................................................      5,000
                                                                                       ----------
     Total Liabilities................................................................    156,695
                                                                                       ----------
NET ASSETS............................................................................ $2,526,202
                                                                                       ==========
NET ASSETS CONSIST OF:
Capital............................................................................... $2,512,791
Net Unrealized Appreciation...........................................................      6,835
Accumulated Undistributed Net Investment Income.......................................      6,576
                                                                                       ----------
NET ASSETS............................................................................ $2,526,202
                                                                                       ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (Based on net assets of $2,526,202 and 246,576 shares of beneficial interest
  issued and outstanding)............................................................. $   10.25
                                                                                       ==========

                                    B-129      See Notes to Financial Statements

Strategic Stock Portfolio                               Statement of Operations

 For Period November 3, 1997 (Commencement of Investment Operations) to December
                                   31, 1997
================================================================================

INVESTMENT INCOME:
Dividends...................................................................................     $ 5,805
Interest....................................................................................       2,262
                                                                                                 -------
     Total Income...........................................................................       8,067
                                                                                                 -------
EXPENSES:
Audit.......................................................................................       5,000
Investment Advisory Fee.....................................................................       1,083
Legal.......................................................................................         300
                                                                                                 -------
     Total Expenses.........................................................................       6,383
     Less Fees Waived and Expenses Reimbursed ($1,083 and $3,809, respectively).............       4,892
                                                                                                 -------
     Net Expenses...........................................................................       1,491
NET INVESTMENT INCOME.......................................................................     $ 6,576
                                                                                                 -------
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................................................     $   -0-
                                                                                                 -------
Unrealized Appreciation/Depreciation:
     Beginning of the Period................................................................         -0-
     End of the Period:
     Investments............................................................................       6,835
                                                                                                 -------
Net Unrealized Appreciation During the Period...............................................       6,835
                                                                                                 -------
NET REALIZED AND UNREALIZED GAIN............................................................     $ 6,835
                                                                                                 =======
NET INCREASE IN NET ASSETS FROM OPERATIONS..................................................     $13,411
                                                                                                 =======

                               B-130           See Notes to Financial Statements

Strategic Stock Portfolio                     Statement of Changes in Net Assets

 For Period November 3, 1997 (Commencement of Investment Operations) to December
                                   31, 1997
================================================================================

========================================================================================================
                                                                                            Period Ended
                                                                                       December 31, 1997
========================================================================================================
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................................................       $    6,576
Net Unrealized Appreciation During the Period..........................................            6,835
                                                                                              ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....................................           13,411
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................................................        2,312,791
                                                                                              ----------
TOTAL INCREASE IN NET ASSETS...........................................................        2,326,202
NET ASSETS:
Beginning of the Period................................................................          200,000
                                                                                              ----------
End of Period (Including accumulated undistributed net investment income of $6,576)....       $2,526,202
                                                                                              ==========

                                B-131          See Notes to Financial Statements

Strategic Stock Portfolio                                   Financial Highlights

The following schedule presents financial highlights for one share of the
            Portfolio outstanding throughout the period indicated.

======================================================================================================
                                                                                     November 3, 1997
                                                                                     (Commencement of
                                                                                Investment Operations)
                                                                                  to December 31, 1997
======================================================================================================
Net Asset Value, Beginning of the Period........................................         $ 10.000
                                                                                         --------
     Net Investment Income......................................................             .027
     Net Realized and Unrealized Gain...........................................             .218
                                                                                         --------
Total from Investment Operations................................................             .245
                                                                                         --------
Net Asset Value, End of the Period..............................................         $ 10.245
                                                                                         ========
Total Return*...................................................................             2.45%**
Net Assets at End of the Period (In millions)...................................         $    2.5
Ratio of Expenses to Average Net Assets*........................................              .61%
Ratio of Net Investment Income to Average Net Assets*...........................             2.67%
Portfolio Turnover..............................................................                0%**
Average Commission Paid per Equity Share Traded (a).............................         $  .0282

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.........................................             2.59%
Ratio of Net Investment Income to Average Net Assets............................              .68%

**  Non-Annualized
(a) Represents the average brokerage commission per equity share traded during the period for trades where commissions were applicable.

                                B-132          See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Van Kampen American Capital Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of ten Portfolios: Asset Allocation Portfolio ("Asset Allocation"), Domestic Income Portfolio ("Domestic"), Emerging Growth Portfolio ("Emerging Growth"), Enterprise Portfolio ("Enterprise"), Global Equity Portfolio ("Global Equity"), Government Portfolio ("Government"), Growth and Income Portfolio ("Growth and Income"), Money Market Portfolio ("Money Market"), Morgan Stanley Real Estate Securities Portfolio ("Real Estate") and Strategic Stock Portfolio ("Strategic Stock") (collectively the "Portfolios"). Each Portfolio is accounted for as a separate entity.

     The goals of the Portfolios are as follows: Asset Allocation seeks a high total investment return consistent with prudent risk; Domestic seeks income as its primary objective and capital appreciation as a secondary objective; Emerging Growth seeks capital appreciation by investing principally in common stocks of small and medium sized companies; Enterprise seeks capital appreciation by investing principally in common stocks; Global Equity seeks long-term growth of capital through an internationally diversified portfolio of equity securities of any nation, including the United States; Government seeks high current return consistent with preservation of capital; Growth and Income seeks long-term growth of capital and income by investing primarily in income-producing equity securities including common stocks and convertible securities; Money Market seeks protection of capital and high current income by investing in short-term money market instruments; Real Estate seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry; and Strategic Stock seeks an above average total return consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the Dow Jones Industrial Average or the Morgan Stanley Capital International USA Index.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. For Money Market, all investments are valued at amortized cost.

     Domestic's investments include lower rated and unrated debt securities which may be more susceptible to a decline in value due to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 28% of Domestic's net assets at December 31, 1997.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               December 31, 1997

--------------------------------------------------------------------------------
     The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolios may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolios will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolios.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. ORGANIZATIONAL COSTS--Emerging Growth, Global Equity and Real Estate have reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with each Portfolio's organization in the amount of $6,828 per Portfolio. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000. The Adviser has agreed that in the event any of the initial shares of the Portfolios originally purchased by VKAC are redeemed during the amortization period, the Portfolios will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Each Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the capital loss carryforward at December 31, 1997 along with its expiration dates. The table also presents the identified cost of investments, including foreign currencies, at December 31, 1997 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation on investments, and foreign currency.

                                                      ASSET                       EMERGING                        GLOBAL
                                                 ALLOCATION        DOMESTIC         GROWTH     ENTERPRISE         EQUITY
------------------------------------------------------------------------------------------------------------------------
Realized capital loss carryforward.............           --   $  1,289,534     $   81,975             --             --
Expiration dates of capital loss carryforward..           --      1998-2002           2004             --             --
Amount expiring on 12/31/98....................           --        160,765             --             --             --
Identified cost................................  $55,048,430   $ 16,143,269     $8,597,981    $70,618,370     $2,649,384
Gross unrealized appreciation..................    8,689,126        976,801      2,392,203     30,450,369        451,372
Gross unrealized depreciation..................    1,124,743        129,718        468,317      1,510,002        176,851
Net unrealized appreciation/depreciation.......    7,564,383        847,083      1,923,886     28,940,367        274,521

                               December 31, 1997
--------------------------------------------------------------------------------

                                                                     GROWTH
                                                                        AND          MONEY          REAL       STRATEGIC
                                                  GOVERNMENT         INCOME         MARKET          ESTATE         STOCK
------------------------------------------------------------------------------------------------------------------------
Realized capital loss carryforward.............. $10,001,012    $        --    $     1,707              --            --
Expiration dates of capital loss carryforward...  1998--2004             --     2003--2005              --            --
Amount expiring on 12/31/98..................... $ 2,677,688             --             --              --            --
Identified cost................................. $52,437,491    $11,409,515    $19,807,992    $272,797,131    $2,637,597
Gross unrealized appreciation...................   1,450,922        914,357             --      32,726,388        56,985
Gross unrealized depreciation...................      31,750        396,192             --       2,050,497        50,150
Net unrealized appreciation/depreciation........   1,419,172        518,165             --      30,675,891         6,835

     Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses for tax purposes resulting from wash sales.

F. DISTRIBUTION OF INCOME AND GAINS--Government and Money Market declare dividends from net investment income on each business day. Asset Allocation, Domestic, Emerging Growth, Enterprise, Global Equity, Growth and Income, Real Estate and Strategic Stock declare dividends from net investment income annually. Government declares distributions from short-term capital gains, if any, monthly and from long-term capital gains, if any, annually. Asset Allocation, Domestic, Emerging Growth, Enterprise, Global Equity, Growth and Income, Money Market, Real Estate and Strategic Stock distribute net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

     For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997.

                                                  CAPITAL GAIN DISTRIBUTION
                                                ------------------------------
PORTFOLIO                                        28% RATE             20% RATE
------------------------------------------------------------------------------
Asset Allocation............................... 2,138,293              850,328
Enterprise..................................... 3,729,664            5,035,925
Global Equity..................................   256,445                   -0-
Growth and Income..............................        -0-                  -0-
Real Estate.................................... 1,784,184              422,004

Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of capital gain distribution to be reported on their income tax returns.

                               December 31, 1997
________________________________________________________________________________
     The following table presents the percentage of the distributions that qualifies for the dividend received deduction for corporate shareholders:

PORTFOLIO
------------------------------------------------------------------------------
Asset Allocation.......................................................  11.53%
Domestic...............................................................   4.53%
Enterprise.............................................................  17.65%
Global Equity..........................................................   6.88%
Growth and Income......................................................  32.09%

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. The following permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified.

                                                                                             GROWTH
                                                           GLOBAL                               AND
                                         DOMESTIC          EQUITY       GOVERNMENT           INCOME
----------------------------------------------------------------------------------------------------
Accumulated Undistributed Net
Investment Income.................... $(14,391)(b)  $ (3,423)(a,d)  $   (22,765)(b)      $(2,983)(d)
Accumulated Net Realized Gain/Loss...   14,391 (b)     3,423 (a,d)    2,864,440(b,c)       2,983 (d)
Capital..............................       --            --         (2,841,675) (c)          --

(a) For federal income tax purposes, realized gains and losses on transactions in foreign currencies are included as ordinary income. These realized gains and losses are included in net realized gain/loss for financial reporting purposes and have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

(b) Accretion of market discounts on bonds and paydowns of mortgage pool obligations are recognized as ordinary income/loss for federal income tax purposes but as realized gains or losses for book purposes. These permanent differences have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

(c) At December 31, 1997, all or a portion of capital loss carryforward expired creating a permanent difference between book and tax basis reporting. These items have been reclassified from accumulated net realized loss to capital.

(d) Miscellaneous permanent differences were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss.

G. FOREIGN CURRENCY TRANSLATION--The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

                               December 31, 1997
________________________________________________________________________________
2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based on the combined average daily net assets of Asset Allocation, Domestic, Enterprise, Government and Money Market as follows:

AVERAGE NET ASSETS                                                  % PER ANNUM
-------------------------------------------------------------------------------
First $500 million................................................... .50 of 1%
Next $500 million.................................................... .45 of 1%
Over $1 billion...................................................... .40 of 1%

     The resulting fee is prorated to Asset Allocation, Domestic, Enterprise, Government and Money Market based on their respective average daily net assets.

     Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of average daily net assets, the Adviser will reimburse Asset Allocation, Domestic, Enterprise, Government, and Money Market for the amount of the excess. For the period, the Adviser has volunteered to reimburse all expenses in excess of .60% of average daily net assets. The expense reimbursement shall be made monthly.

     For Emerging Growth, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly of .70% of the average daily net assets of the Portfolio.

     For Global Equity, on April 1, 1997, the Adviser entered into a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. Prior to April 1, 1997, the Fund's Subadviser was John Govett & Co., Ltd. Advisory fees are calculated monthly, based on the average daily net assets of Global Equity at the annual rate of 1.00%. The Adviser pays 50% of its advisory fee to the Subadviser.

     For Growth and Income, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly, based on the average daily net assets of the Portfolio, of .60% for the first $500 million and .55% for the amount in excess of $500 million.

     For Real Estate, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee equal to 1.00% of the average net assets of the Portfolio. This fee is payable monthly.

     For Strategic Stock, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly of .50% of the average daily net assets of the Portfolio.

     For the period, the Adviser has volunteered to reimburse all expenses in excess of .85% for Emerging Growth, 1.20% for Global Equity, .75% for Growth and Income, 1.10% for Real Estate, and .65% for Strategic Stock of each of the Portfolios' average daily net assets.

                               December 31, 1997
--------------------------------------------------------------------------------
     Other transactions with affiliates during the year ended December 31, 1997 were as follows:

                                           ASSET                  EMERGING                   GLOBAL
                                      ALLOCATION     DOMESTIC       GROWTH    ENTERPRISE     EQUITY
----------------------------------------------------------------------------------------------------
Accounting and cash management.......    $14,300     $  8,900      $ 9,100       $19,600    $21,600
Shareholder servicing agent's fees...     15,000       15,000       15,000        15,000     15,000
Legal (Skadden)......................      7,100        4,900        4,400        15,900      5,000

                                                    GROWTH
                                                       AND      MONEY        REAL   STRATEGIC
                                      GOVERNMENT    INCOME     MARKET      ESTATE       STOCK
-------------------------------------------------------------------------------------------------
Accounting and cash management.........  $13,900   $ 4,400    $10,200     $33,000     $   -0-
Shareholder servicing agent's fees.....   15,000     6,300     15,000      15,000         -0-
Legal (Skadden)........................    6,000     3,300      5,300      12,000        300

     Accounting and cash management services are provided by VKAC at cost. ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolios. ACCESS provides these services at cost plus a profit. Legal services are provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolios, of which a trustee of the Portfolios is an affiliated person.

     Certain officers and trustees of the Portfolios are also officers and directors of VKAC. The Portfolios do not compensate their officers or trustees who are officers of VKAC.

     The Portfolios provide deferred compensation and retirement plans for their trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is equal to $2,500 per portfolio.

     For the year ended December 31, 1997, Real Estate paid brokerage commissions to Morgan Stanley Group Inc. and Dean Witter, both of which are affiliates of VKAC, totaling $20,148.

     At December 31, 1997, VKAC owned 10 shares of Emerging Growth, 95,241 shares of Global Equity, 50,961 shares of Growth and Income, 10 shares of Real Estate, and 20,000 shares of Strategic Stock.

3. CAPITAL TRANSACTIONS

The Portfolios have outstanding shares of beneficial interest with a par value of $.01 per share. There are an unlimited number of shares authorized.

     For the year ended December 31, 1997, share transactions were as follows:

                                     ASSET                EMERGING                 GLOBAL
                                ALLOCATION     DOMESTIC     GROWTH   ENTERPRISE    EQUITY
------------------------------------------------------------------------------------------
Beginning Shares.............    5,633,242    2,472,121    379,065    5,214,950   215,901
Sales........................      223,088      659,893    559,402      869,947   116,532
Dividend Reinvestment........      754,688      165,298        -0-      810,210    32,495
Repurchases..................   (1,296,455)  (1,213,036)  (300,652)  (1,443,044)  (94,662)
                               -----------   ----------  ---------  -----------  ---------
Ending Shares................    5,314,563    2,084,276    637,815    5,452,063   270,266
                               ===========   ==========  =========  ===========  =========

                               December 31, 1997

=====================================================================================================
                                                GROWTH AND          MONEY          REAL     STRATEGIC
                                  GOVERNMENT        INCOME         MARKET         ESTATE        STOCK
-----------------------------------------------------------------------------------------------------
Beginning Shares...............    6,606,459        50,000     19,565,725     11,328,283       20,000<F1>
Sales..........................      302,118       901,291     22,688,459     17,318,837      226,576
Dividend Reinvestment..........      384,650        16,456      1,057,591      2,157,294          -0-
Repurchases....................   (1,401,150)       (1,545)   (23,571,207)   (11,910,147)         -0-
                                 -----------      --------    -----------   ------------     --------
Ending Shares..................    5,892,077       966,202     19,740,568     18,894,267      246,576
                                 ===========      ========    ===========   ============     ========

<F1> Portfolio commenced investment operations during the period.

       For the year ended December 31, 1996, share transactions were as follows:

                                            ASSET                     EMERGING                      GLOBAL
                                       ALLOCATION      DOMESTIC         GROWTH     ENTERPRISE       EQUITY
-----------------------------------------------------------------------------------------------------------
Beginning Shares...................     5,409,616     3,235,694        195,420      5,173,759      230,530
Sales..............................       387,499       755,420        366,538        489,441      110,151
Dividend Reinvestment..............       821,862       217,401            -0-        611,154        3,772
Repurchases........................      (985,735)   (1,736,394)      (182,893)    (1,059,404)    (128,552)
                                      -----------   -----------    -----------   ------------   ----------
Ending Shares......................     5,633,242     2,472,121        379,065      5,214,950      215,901
                                      ===========   ===========    ===========   ============   ==========

Capital at 12/31/96................   $57,866,139   $20,772,963    $ 4,650,241   $ 64,671,892   $2,102,301
                                      ===========   ===========    ===========   ============   ==========

                                                                   GROWTH AND          MONEY           REAL
                                                     GOVERNMENT        INCOME         MARKET         ESTATE
-------------------------------------------------------------------------------------------------------------------------
Beginning Shares..............................        7,399,648       50,000<F1>   21,575,617        799,347
Sales.........................................          184,739           -0-      15,915,843     13,855,117
Dividend Reinvestment.........................          464,018           -0-       1,001,868        197,332
Repurchases...................................       (1,441,946)          -0-     (18,927,603)    (3,523,513)
                                                    -----------   -----------    ------------   ------------
Ending Shares.................................        6,606,459        50,000      19,565,725     11,328,283
                                                    -----------   -----------    ------------   ------------
Capital at 12/31/96...........................      $70,107,395   $   500,000    $ 19,565,725   $144,550,380
                                                    ===========   ===========    ============   ============

<F1> Portfolio commenced investment operations during the period.

     At December 31, 1997, with the exception of VKAC's ownership of shares of certain portfolios, two insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of each portfolio.

                               December 31, 1997

================================================================================

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding forward commitment transactions and short-term investments, were:


                                                                                                 Growth
                     Asset                  Emerging                    Global                      and          Real   Strategic
                Allocation     Domestic       Growth     Enterprise     Equity    Government     Income        Estate       Stock
------------------------------------------------------------------------------------------------------------------------------------
Purchases     $ 32,898,983   $13,282,976   $11,014,645  $73,883,728  $3,947,336  $61,169,709  $14,551,531  $472,700,482  $2,327,597

Sales           43,334,706    16,075,670     7,368,880   80,758,859   3,875,492   65,665,559    4,642,919   378,072,839         -0-

5.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Portfolios have a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its portfolio, manage the Portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

     Summarized below are the specific types of derivative financial instruments used by the Portfolios.

A. FUTURES CONTRACTS-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolios generally invest in futures on U.S. Treasury Bonds and Notes. Upon entering into futures contracts, the Portfolios maintain, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the year ended December 31, 1997, for Government, were as follows:

                                                                       CONTRACTS
--------------------------------------------------------------------------------
Outstanding at December 31, 1996.....................................       110
Futures Opened.......................................................     1,311
Futures Closed.......................................................    (1,323)
                                                                         ------
Outstanding at December 31, 1997.....................................        98
                                                                         ======

                               December 31, 1997
--------------------------------------------------------------------------------

     The futures contracts outstanding at December 31, 1997, and the descriptions and unrealized appreciation/ depreciation for Government are as follows:

                                                                                        UNREALIZED
                                                                                     APPRECIATION/
                                                                      CONTRACTS       DEPRECIATION
--------------------------------------------------------------------------------------------------
LONG CONTRACTS
U.S. Treasury Bonds - March 1998
  (Current notional value of $120,469 per contract)..........                81          $ 124,418

SHORT CONTRACTS
10-year U.S. Treasury Notes - March 1998
  (Current notional value of $112,156 per contract)..........                17            (20,557)
                                                                      ---------          ---------
                                                                             98          $ 103,861
                                                                      =========          =========

B. FORWARD COMMITMENTS--Domestic, Global Equity, Government and Real Estate may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. During the term of the commitment, the Portfolio may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Portfolio may occasionally close such forward commitments prior to delivery.

     The forward commitments outstanding in Government as of December 31, 1997 for which settlement is not intended, and the descriptions and unrealized depreciation are as follows:

PAR AMOUNT                                                                           CURRENT       UNREALIZED
(000)             DESCRIPTION                                       EXPIRATION         VALUE     DEPRECIATION
-------------------------------------------------------------------------------------------------------------
SHORT CONTRACTS
    $1,000        FNMA 30 Yr, 9.000%, 12/31/23 maturity.........     01-14-98     $1,063,130         $  3,755
     1,000        GNMA, 8.500%, 12/31/23 maturity...............     01-22-98      1,050,310            4,060
                                                                                                     --------
                                                                                                     $  7,815
                                                                                                     ========

                               December 31, 1997
--------------------------------------------------------------------------------

C. FORWARD CURRENCY CONTRACTS-A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards.

     The following forward currency contracts were outstanding in Global Equity as of December 31, 1997:

                                                                                 UNREALIZED
                                                                  CURRENT     APPRECIATION/
DESCRIPTION                                                         VALUE      DEPRECIATION
-------------------------------------------------------------------------------------------
LONG CONTRACTS
Deutsche Mark, 85,686 expiring 01/16/98.......................   $ 47,676          $ (1,798)
Deutsche Mark, 25,835 expiring 02/12/98.......................     14,397              (727)
French Franc, 72,330 expiring 01/21/98........................     12,033              (585)
Italian Lira, 26,816,828 expiring 01/21/98....................     15,156              (578)
Italian Lira, 8,629,710 expiring 02/19/98.....................      4,877              (223)
Japanese Yen, 11,274,000 expiring 01/26/98....................     86,670            (6,580)
Japanese Yen, 3,010,027 expiring 02/26/98.....................     23,247              (897)
Netherlands Guilder, 17,462 expiring 02/19/98.................      8,639              (426)
Singapore Dollar, 48,302 expiring 03/05/98....................     28,435            (1,896)
Singapore Dollar, 14,846 expiring 03/23/98....................      8,733               151
Spanish Peseta, 365,180, expiring 02/12/98....................      2,400              (116)
                                                                 --------          --------
                                                                 $252,263           (13,675)
                                                                 ========          ========
SHORT CONTRACTS
Deutsche Mark, 85,686 expiring 01/16/98.......................   $ 47,676             1,324
Deutsche Mark, 25,835 expiring 02/12/98.......................     14,397               603
Deutsche Mark, 26,249 expiring 03/16/98.......................     14,655               345
French Franc, 72,330 expiring 01/21/98........................     12,033               408
French Franc, 58,572 expiring 03/16/98........................      9,774               226
Italian Lira, 26,816,828 expiring 01/21/98....................     15,156               536
Italian Lira, 8,629,710 expiring 02/19/98.....................      4,877               181
Japanese Yen, 11,274,000 expiring 01/26/98....................     86,670            13,330
Japanese Yen, 12,895,723 expiring 01/29/98....................     99,181             7,819
Japanese Yen, 11,215,260 expiring 02/05/98....................     86,346             8,154
Japanese Yen, 8,190,980 expiring 02/26/98.....................     63,261             2,739
Netherlands Guilder, 17,462 expiring 02/19/98.................      8,639               361
Singapore Dollar, 48,302 expiring 03/05/98....................     28,435             1,464
Singapore Dollar, 14,846 expiring 03/23/98....................      8,733               267
Spanish Peseta, 365,180, expiring 02/12/98....................      2,400               100
                                                                 --------          --------
                                                                 $502,233            37,857
                                                                 ========          ========
                                                                                   $ 24,182
                                                                                   ========

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.


     List of all financial statements and exhibits as part of the Registration Statement.


     (a) Financial Statements


        Included in Part A of Registration Statement:
           Financial Highlights



        Included in Part B of Registration Statement:
           Report of Independent Accountants
           Financial Statements
           Notes to Financial Statements


     (b) Exhibits


 (1) (a)    First Amended and Restated Agreement and Declaration of
            Trust(6)
     (b)    Certificate of Amendment(6)
     (c)    Second Amended and Restated Certificate of Designation of
            Enterprise Portfolio+
     (d)    Second Amended and Restated Certificate of Designation of
            Domestic Income Portfolio+
     (e)    Amended and Restated Certificate of Designation of Emerging
            Growth Portfolio+
     (f)    Amended and Restated Certificate of Designation of Global
            Equity Portfolio+
     (g)    Amended and Restated Certificate of Designation of
            Government Portfolio+
     (h)    Amended and Restated Certificate of Designation of Money
            Market Portfolio+
     (i)    Second Amended and Restated Certificate of Designation of
            Asset Allocation Portfolio+
     (j)    Second Amended and Restated Certificate of Designation of
            Morgan Stanley Real Estate Securities Portfolio+
     (k)    Amended and Restated Certificate of Designation of Growth
            and Income Portfolio+
     (l)    Certificate of Designation of Strategic Stock Portfolio+
 (2)        Amended and Restated Bylaws(6)
 (5) (a)    Investment Advisory Agreement for Asset Allocation
            Portfolio, Domestic Income Portfolio, Enterprise Portfolio,
            Government Portfolio and Money Market Portfolio+
     (b)    Investment Advisory Agreement for Emerging Growth Portfolio+
     (c)    Investment Advisory Agreement for Global Equity Portfolio+
     (d)    Investment Sub-Advisory Agreement for Global Equity
            Portfolio+
     (e)    Investment Advisory Agreement for Morgan Stanley Real Estate
            Securities Portfolio+
     (f)    Investment Advisory Agreement for Growth and Income
            Portfolio+
     (g)    Investment Advisory Agreement for Strategic Stock Portfolio+
 (6)        Distribution and Service Agreement+
 (8) (a)    Custodian Contract(9)
     (b)    Transfer Agency and Servicing Agreement(10)
 (9) (a)    Data Access Services Agreement(8)
     (b)    Fund Accounting Agreement(10)
(10)        Opinion of Counsel(8)
(11)        Consent of Independent Accountants+
(13) (a)    Investment Letter(2)

           (b)        Investment Letter dated July 3, 1995 for the Emerging Growth Portfolio, Global Equity Portfolio and
                      Morgan Stanley Real Estate Securities Portfolio(7)
     (16)             Computation of Performance Information+
     (17)  (a)        List of certain investment companies in response to Item 29(a)(9)
           (b)        List of officers and directors of Van Kampen American Capital Distributors, Inc. in response to Item
                      29(b)(9)
     (24)             Power of Attorney+
     (27)             Financial Data Schedules+


---------------
 (2) Incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 11, 1986.

 (6) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed December 22, 1995.

 (7) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed March 6, 1996.

 (8) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1997.


 (9) Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of Van Kampen American Capital Growth and Income Fund, File Number 2-21657, filed March 27, 1998.



(10) Incorporated herein by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of Van Kampen American Capital Comstock Fund, File Number 2-7778, filed April 27, 1998.


 +  Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See the Statement of Additional Information.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                              AS OF APRIL 3, 1998



                                                       NUMBER OF RECORD
                   TITLE OF CLASS                          HOLDERS
                   --------------                      ----------------
Asset Allocation Portfolio                                     4
Domestic Income Portfolio                                      7
Emerging Growth Portfolio                                      6
Enterprise Portfolio                                           9
Global Equity Portfolio                                        4
Government Portfolio                                           6
Growth and Income Portfolio                                    3
Money Market Portfolio                                         7
Morgan Stanley Real Estate Securities Portfolio               16
Strategic Stock Portfolio                                      5


ITEM 27. INDEMNIFICATION.


     Reference is made to Article 8, Section 8.4 of the Registrant's Amended and Restated Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Amended and Restated Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust,
(ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen American Capital Asset Management, Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a) incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc., which is an affiliated person of an affiliated person of Registrant, is the sole principal underwriter for Registrant. The name, principal business address and positions and offices with the Distributor of each of the directors and officers thereof are set forth in Exhibit 17(b) incorporated herein by reference. Except as disclosed under the heading, "Trustees and Executive Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkway Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES.

     Not applicable.

ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oakbrook Terrace and State of Illinois, on the 24th day of April, 1998.


                                      VAN KAMPEN AMERICAN CAPITAL LIFE
                                        INVESTMENT TRUST

                                      By        /s/ RONALD A. NYBERG

                                        ----------------------------------------
                                                   Ronald A. Nyberg,
                                              Vice President and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on April 24th, 1998 by the following persons in the capacities indicated:



Principal Executive Officer:

              /s/ DENNIS J. MCDONNELL*                 President
-----------------------------------------------------
                 Dennis J. McDonnell

Principal Financial Officer:

               /s/ EDWARD C. WOOD III*                 Vice President and Chief Financial
-----------------------------------------------------    Officer
                 Edward C. Wood III

Trustees:

               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

              /s/ RICHARD M. DEMARTINI*                Trustee
-----------------------------------------------------
                Richard M. DeMartini

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/ DON G. POWELL*                    Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/ PHILLIP B. ROONEY*                  Trustee
-----------------------------------------------------
                  Phillip B. Rooney

             /s/ FERNANDO SISTO, SC.D.*                Trustee
-----------------------------------------------------
                Fernando Sisto, Sc.D.

                /s/ WAYNE W. WHALEN*                   Trustee and Chairman
-----------------------------------------------------
                   Wayne W. Whalen

     * Signed by Ronald A. Nyberg pursuant to a power of attorney filed herewith.

                /s/ RONALD A. NYBERG
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact



                                                                  April 24, 1998

                            SCHEDULE OF EXHIBITS TO


                   POST-EFFECTIVE AMENDMENT NO. 24 FORM N-1A


                              AS SUBMITTED TO THE


                       SECURITIES AND EXCHANGE COMMISSION


                               ON APRIL 30, 1998




EXHIBIT     EXHIBIT
 NUMBER     ------------------------------------------------------------
--------
 (1) (c)    Second Amended and Restated Certificate of Designation of
            Enterprise Portfolio
     (d)    Second Amended and Restated Certificate of Designation of
            Domestic Income Portfolio
     (e)    Amended and Restated Certificate of Designation of Emerging
            Growth Portfolio
     (f)    Amended and Restated Certificate of Designation of Global
            Equity Portfolio
     (g)    Amended and Restated Certificate of Designation of
            Government Portfolio
     (h)    Amended and Restated Certificate of Designation of Money
            Market Portfolio
     (i)    Second Amended and Restated Certificate of Designation of
            Asset Allocation Portfolio
     (j)    Second Amended and Restated Certificate of Designation of
            Morgan Stanley Real Estate Securities Portfolio
     (k)    Amended and Restated Certificate of Designation of Growth
            and Income Portfolio
     (l)    Certificate of Designation of Strategic Stock Portfolio
 (5) (a)    Investment Advisory Agreement for Asset Allocation
            Portfolio, Domestic Income Portfolio, Enterprise Portfolio,
            Government Portfolio and Money Market Portfolio
     (b)    Investment Advisory Agreement for Emerging Growth Portfolio
     (c)    Investment Advisory Agreement for Global Equity Portfolio
     (d)    Investment Sub-Advisory Agreement for Global Equity
            Portfolio
     (e)    Investment Advisory Agreement for Morgan Stanley Real Estate
            Securities Portfolio
     (f)    Investment Advisory Agreement for Growth and Income
            Portfolio
     (g)    Investment Advisory Agreement for Strategic Stock Portfolio
 (6)        Distribution and Service Agreement
(11)        Consent of Independent Accountants
(16)        Computation of Performance Information
(24)        Power of Attorney
(27)        Financial Data Schedules